                         AIM V.I. AGGRESSIVE GROWTH FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT FISCAL YEAR
As you know, AIM V.I. Aggressive Growth Fund invests in small- and mid-cap growth stocks. Though value stocks outperformed growth in 2002, both types averaged negative returns for the year. Likewise, the stocks of companies of all three market capitalizations--small, mid and large cap--suffered losses. For the one-year period ending December 31, 2002, AIM V.I. Aggressive Growth Fund Series I shares returned -22.66%, and Series II shares returned -22.80%.* The fund's style-specific index, the Russell 2500 Growth Index, returned -29.09%.

RELEVANT MARKET CONDITIONS
The themes that appeared in 2001 continued to thwart all but brief market rebounds in 2002. These themes were, of course, the pall of doubt cast on corporate accounting practices, mixed economic signals, anemic company earnings and the possibility of war with Iraq. As a result, all major U.S. equity market indexes posted negative returns for the year. The fund's broad market index, the S&P 500, returned -22.09%, and the fund's Lipper index, the Lipper Mid-Cap Growth Fund Index, returned -28.47%.
    At the end of the reporting period, conditions continued to be volatile and uncertain. Investors were wary and prone to take short-term profits when they could. World politics and the U.S. unemployment rate continued to dampen investor and consumer enthusiasm. Excluding auto sales, December retail sales were flat for the month, ending one of the weakest holiday-shopping seasons in more than a decade. As in most of the preceding 12 months, mixed economic signals contributed heavily to market volatility.

FUND STRATEGIES AND TECHNIQUES

We maintained the earnings-driven investment discipline of the fund. We continue to believe that accelerating earnings growth is the single most important factor in deciding to buy a stock. The disciplined strategy of the fund requires that we wait to see earnings recovery rather than try to predict when that might happen.
    Having said that, we do, of course, adjust the sector weightings within the portfolio based upon trends and influences that bear upon individual sectors. For example, weakness in the technology sector created drag on the market nearly all year. We kept the fund underweight in technology as compared to our style-specific benchmark, the Russell 2500 Growth Index. This helped fund performance for the first three quarters of the year, but it detracted during the last quarter when the October-November market rally resulted in strong gains in technology. These strong gains did not result from an improvement in fundamentals, however, but from a reaction to stocks perceived to be undervalued.
    We also invested lesser percentages of the portfolio in telecommunications and utilities, both of which had poor performance for most of the year. This helped us achieve better results than our style-specific index. We maintained overweight positions in the consumer discretionary and health care sectors. Though both of these sectors lost some ground late in the year, the health care sector was the fund's best-performing sector.
    More important than sector weightings to our management of the fund this year was our intent to lend stability to the portfolio. We took a more defensive position by using core growth holdings. Core growth stocks are high-quality, well-established companies with strong business franchises and leading competitive positions in growing markets. They typically exhibit sustainable, above-average revenue and earnings growth rates and less market volatility.
    Finally, we continue to hold about half of the portfolio in economically sensitive names--the types of stocks that will most benefit when the market returns to real, sustained earnings growth.
    In looking at some specific stocks we held this year, Affiliated Computer Services (ACS) and Apollo Group helped portfolio performance.
o ACS is a provider of numerous business and technology services for commercial clients and government agencies. In

PORTFOLIO COMPOSITION
As of 12/31/02/, based on total net assets

================================================================================================================
TOP 10 HOLDINGS                                                TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------------
 1. Jacobs Engineering Group Inc.                   3.1%        1. Oil & Gas Drilling                       6.6%

 2. Affiliated Computer Services, Inc.-Class A      3.1         2. Data Processing Services                 6.0

 3. CDW Computer Centers, Inc.                      2.6         3. Health Care Distributors & Services      5.9

 4. Medicis Pharmaceutical Corp.-Class A            2.4         4. IT Consulting & Services                 5.6

 5. First Health Group Corp.                        2.3         5. Health Care Facilities                   5.0

 6. Danaher Corp.                                   2.3         6. Managed Health Care                      4.4

 7. Express Scripts, Inc.                           2.3         7. Health Care Equipment                    4.3

 8. Health Management Associates, Inc. - Class A    2.1         8. Specialty Stores                         4.2

 9. Patterson-UTI Energy, Inc.                      2.1         9. Diversified Financial Services           4.0

10. Fiserv, Inc.                                    2.1        10. Computer & Electronics Retail            3.5

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.


================================================================================================================

                         AIM V.I. AGGRESSIVE GROWTH FUND

================================================================================
RESULTS OF A $10,000 INVESTMENT
5/01/98-12/31/02
Index data from 4/30/98-12/31/02

                                  [LINE CHART]

Source: Lipper, Inc.

INDEX PERFORMANCE     VI AGGRESSIVE                                RUSSELL 2500   LIPPER MID CAP
IS FROM 4/30/98     GROWTH - SERIES I   RUSSELL 2500    S&P 500       GROWTH      GROWTH FUND IX

      5/1/1998           10000             10000         10000        10000            10000
     5/31/1998            9450              9536          9828         9358             9417
     6/30/1998            9700              9547         10227         9426             9850
     7/31/1998            9141              8892         10119         8724             9194
     8/31/1998            7601              7215          8656         6742             7212
     9/30/1998            8091              7727          9211         7333             7964
    10/31/1998            8380              8149          9959         7828             8257
    11/30/1998            9070              8553         10563         8385             8885
    12/31/1998            9905              9071         11171         9192            10031
     1/31/1999            9996              9056         11638         9458            10528
     2/28/1999            9121              8461         11276         8691             9710
     3/31/1999            9443              8642         11727         9096            10403
     4/30/1999            9774              9415         12181         9822            10829
     5/31/1999            9875              9561         11894         9923            10784
     6/30/1999           10700             10058         12551        10624            11653
     7/31/1999           10830              9860         12161        10408            11493
     8/31/1999           10729              9552         12100        10183            11435
     9/30/1999           11061              9409         11769        10256            11768
    10/31/1999           11543              9615         12514        10756            12809
    11/30/1999           12529             10159         12768        12026            14415
    12/31/1999           14329             11261         13518        14294            17422
     1/31/2000           14129             11002         12840        14214            17122
     2/29/2000           18674             12591         12597        17860            21413
     3/31/2000           18190             12398         13829        16458            19906
     4/30/2000           17054             11731         13413        14855            17280
     5/31/2000           15415             11168         13138        13533            15727
     6/30/2000           17244             11902         13461        15322            18171
     7/31/2000           16370             11598         13251        14067            17417
     8/31/2000           18673             12597         14074        15900            19695
     9/30/2000           17577             12187         13331        14871            18747
    10/31/2000           16732             11853         13275        13952            17231
    11/30/2000           13645             10810         12229        11294            13628
    12/31/2000           14701             11741         12289        11994            14610
     1/31/2001           14832             12127         12725        12772            14809
     2/28/2001           12570             11346         11566        10801            12588
     3/31/2001           11212             10723         10834         9606            11252
     4/30/2001           12389             11670         11674        11070            12735
     5/31/2001           12449             12022         11753        11392            12840
     6/30/2001           12661             12192         11467        11649            12789
     7/31/2001           12077             11756         11355        10790            12117
     8/31/2001           11132             11370         10645        10073            11305
     9/30/2001            9553              9899          9786         8495             9675
    10/31/2001           10015             10411          9973         9333            10214
    11/30/2001           10578             11253         10738        10139            11052
    12/31/2001           10870             11884         10832        10695            11532
     1/31/2002           10639             11737         10674        10238            11091
     2/28/2002           10266             11531         10468         9606            10540
     3/31/2002           10990             12328         10862        10380            11204
     4/30/2002           10850             12297         10203        10035            10832
     5/31/2002           10527             11937         10129         9530            10470
     6/30/2002            9732             11264          9408         8654             9530
     7/31/2002            8627              9920          8675         7579             8503
     8/31/2002            8496              9950          8731         7577             8402
     9/30/2002            8023              9162          7783         7005             7880
    10/31/2002            8385              9460          8467         7407             8277
    11/30/2002            8697             10232          8965         8096             8769
    12/31/2002            8407              9770          8439         7585             8250

Past performance cannot guarantee comparable future results.
=================================================================================================

         FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/02

SERIES I SHARES
Inception (5/01/98)       -3.65%
  1 Year                 -22.66%

SERIES II SHARES*
Inception                 -3.87%
  1 Year                 -22.80%

*Performance shown for periods prior to the inception date of the Series II class of shares (3/26/02) reflects the historical results of the Series I class (inception date 5/01/98) adjusted to reflect the impact that the Series II class Rule 12b-1 plan would have had if the Series II class had then existed. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.
    AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    AIM V.I. Aggressive Growth Fund seeks long-term growth of capital by investing in a portfolio consisting primarily of small and mid-size company stocks which management believes will have earnings growth in excess of the general economy.
    Since the last reporting period, the fund has elected to use the Standard & Poor's Composite Index of 500 Stocks (the S&P 500) as its broad-based market index since the S&P 500 is such a widely recognized gauge of U.S. stock market performance. The fund will no longer use the Russell 2500 Index, the index published in previous reports to shareholders as its broad market index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund uses the Russell 2500 Index as its style-specific index as it more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper Mid-Cap Core Fund Index is included for comparison to a peer group.
    The unmanaged S&P 500 is an index of common stocks frequently used as a general measure of U.S. stock-market performance. The unmanaged Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Growth segment measures the performance of Russell 2500 companies with higher price/book ratios and higher forecasted growth values. The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds, tracked by Lipper, Inc., an independent mutual fund performance monitor.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.
    Investing in small and mid-size companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.
    In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

        October, the company's quarterly earnings report announced a 28% increase in earnings per share as compared to the same period the previous year.

o Apollo Group is a for-profit education company that owns the University of Phoenix, the largest private university in the U.S. In December 2002, Apollo Group announced results for its first fiscal quarter of 2003. Earnings per share increased 66% over the comparable fiscal quarter of 2002.
     Holdings in AmeriCredit and National-Oilwell detracted from portfolio performance.
o AmeriCredit makes loans to consumers through car dealerships. An unusual number of defaults have caused the company heavy losses this year, and we no longer own this security.
o National-Oilwell provides drilling equipment for the oil and natural gas industries. The company has steadily increased the breadth of its product line by acquiring drilling services companies. Though its stock price has been affected by economic and market conditions, we believe the company has longer-term potential.

IN CLOSING
To date, we have not seen a true change in the fundamental earnings backdrop of the economy, and we continue to rely on the core growth holdings (at about 50% of the portfolio) to provide stability. We believe that this defensive posture contributed to our ability to return performance that matched the broad market--even though the broad market combines value and growth investing--and to hold up decidedly better than the Russell 2500 Growth Index, which more accurately matches our investment style.
    We know that market conditions in recent years have been largely disappointing. We want to assure you that your fund management team continues to work diligently to meet the fund's investment objective of providing long-term growth of capital.

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 12/31/02

                         ROBERT M. KIPPES, LEAD MANAGER

                                 RYAN E. CRANE

                                   JAY RUSHIN

                      ASSISTED BY THE MID CAP GROWTH TEAM

Schedule of Investments

December 31, 2002


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.53%

Advertising-0.63%

Lamar Advertising Co.(a)                          19,500   $    656,175
=======================================================================

Aerospace & Defense-2.54%

Alliant Techsystems Inc.(a)                       24,800      1,546,280
-----------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)              24,400      1,095,804
=======================================================================
                                                              2,642,084
=======================================================================

Air Freight & Logistics-1.82%

C.H. Robinson Worldwide, Inc.                     19,600        611,520
-----------------------------------------------------------------------
Expeditors International of Washington, Inc.      39,400      1,286,410
=======================================================================
                                                              1,897,930
=======================================================================

Apparel Retail-3.42%

Men's Wearhouse, Inc. (The)(a)                    25,200        432,180
-----------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)            82,350      1,456,771
-----------------------------------------------------------------------
TJX Cos., Inc. (The)                              25,900        505,568
-----------------------------------------------------------------------
Too Inc.(a)                                       49,300      1,159,536
=======================================================================
                                                              3,554,055
=======================================================================

Application Software-2.85%

Intuit Inc.(a)                                    29,300      1,374,756
-----------------------------------------------------------------------
National Instruments Corp.(a)                     29,850        969,827
-----------------------------------------------------------------------
Reynolds & Reynolds Co. (The)-Class A             24,400        621,468
=======================================================================
                                                              2,966,051
=======================================================================

Auto Parts & Equipment-3.04%

Gentex Corp.(a)                                   48,800      1,544,032
-----------------------------------------------------------------------
Lear Corp.(a)                                     24,500        815,360
-----------------------------------------------------------------------
Superior Industries International, Inc.           19,500        806,520
=======================================================================
                                                              3,165,912
=======================================================================

Banks-1.13%

Southwest Bancorp. of Texas, Inc.(a)              14,800        426,388
-----------------------------------------------------------------------
TCF Financial Corp.                               17,100        747,099
=======================================================================
                                                              1,173,487
=======================================================================

Broadcasting & Cable TV-1.82%

Hispanic Broadcasting Corp.(a)                    47,800        982,290
-----------------------------------------------------------------------
Westwood One, Inc.(a)                             24,400        911,584
=======================================================================
                                                              1,893,874
=======================================================================

Computer & Electronics Retail-3.50%

Best Buy Co., Inc.(a)                             39,000        941,850
-----------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                     61,600      2,701,160
=======================================================================
                                                              3,643,010
=======================================================================

Construction & Engineering-3.13%

Jacobs Engineering Group Inc.(a)                  91,500      3,257,400
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


Consumer Finance-1.01%

Doral Financial Corp. (Puerto Rico)               36,600   $  1,046,760
=======================================================================

Data Processing Services-6.01%

DST Systems, Inc.(a)                              38,300      1,361,565
-----------------------------------------------------------------------
Fiserv, Inc.(a)                                   64,450      2,188,078
-----------------------------------------------------------------------
Iron Mountain Inc.(a)                             19,900        656,899
-----------------------------------------------------------------------
Paychex, Inc.                                     73,200      2,042,280
=======================================================================
                                                              6,248,822
=======================================================================

Department Stores-0.53%

Kohl's Corp.(a)                                    9,800        548,310
=======================================================================

Diversified Commercial Services-2.13%

Apollo Group, Inc.-Class A(a)                     12,075        531,300
-----------------------------------------------------------------------
ChoicePoint Inc.(a)                               14,500        572,605
-----------------------------------------------------------------------
Cintas Corp.                                      24,400      1,116,300
=======================================================================
                                                              2,220,205
=======================================================================

Diversified Financial Services-3.96%

Federated Investors, Inc.-Class B                 24,400        619,028
-----------------------------------------------------------------------
Investors Financial Services Corp.                58,600      1,605,054
-----------------------------------------------------------------------
Legg Mason, Inc.                                  12,600        611,604
-----------------------------------------------------------------------
Moody's Corp.                                     10,900        450,061
-----------------------------------------------------------------------
SEI Investments Co.                                9,700        263,646
-----------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A            28,800        566,496
=======================================================================
                                                              4,115,889
=======================================================================

Electronic Equipment & Instruments-0.38%

Molex Inc.-Class A                                19,800        393,822
=======================================================================

Employment Services-1.73%

Robert Half International Inc.(a)                112,000      1,804,320
=======================================================================

General Merchandise Stores-1.14%

Dollar Tree Stores, Inc.(a)                       48,500      1,191,645
=======================================================================

Health Care Distributors & Services-5.87%

AmerisourceBergen Corp.                           39,300      2,134,383
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          48,800      2,344,352
-----------------------------------------------------------------------
Lincare Holdings Inc.(a)                          36,600      1,157,292
-----------------------------------------------------------------------
Patterson Dental Co.(a)                           10,800        472,392
=======================================================================
                                                              6,108,419
=======================================================================

Health Care Equipment-4.33%

Biomet, Inc.                                      19,500        558,870
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)           61,100      1,837,888
-----------------------------------------------------------------------
ResMed Inc.                                       48,900      1,494,873
-----------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   12,400        615,040
=======================================================================
                                                              4,506,671
=======================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

Health Care Facilities-5.04%

Community Health Systems Inc.(a)                  82,800   $  1,704,852
-----------------------------------------------------------------------
Health Management Associates, Inc.-Class A       124,100      2,221,390
-----------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                      44,100      1,319,957
=======================================================================
                                                              5,246,199
=======================================================================

Industrial Machinery-2.33%

Danaher Corp.                                     36,900      2,424,330
=======================================================================

Insurance Brokers-1.15%

Brown & Brown, Inc.                               37,000      1,195,840
=======================================================================

Internet Retail-0.57%

eBay Inc.(a)                                       8,700        590,034
=======================================================================

IT Consulting & Services-5.60%

Affiliated Computer Services, Inc.-Class A(a)     61,800      3,253,770
-----------------------------------------------------------------------
CACI International Inc.-Class A(a)                15,400        548,856
-----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      86,100      2,028,516
=======================================================================
                                                              5,831,142
=======================================================================

Managed Health Care-4.36%

Caremark Rx, Inc.(a)                             129,100      2,097,875
-----------------------------------------------------------------------
First Health Group Corp.(a)                      100,000      2,435,000
=======================================================================
                                                              4,532,875
=======================================================================

Multi-Line Insurance-1.44%

HCC Insurance Holdings, Inc.                      61,000      1,500,600
=======================================================================

Oil & Gas Drilling-6.57%

ENSCO International Inc.                          36,600      1,077,870
-----------------------------------------------------------------------
National-Oilwell, Inc.(a)                         48,800      1,065,792
-----------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                     73,200      2,208,444
-----------------------------------------------------------------------
Pride International, Inc.(a)                     109,800      1,636,020
-----------------------------------------------------------------------
Varco International, Inc.(a)                      48,800        849,120
=======================================================================
                                                              6,837,246
=======================================================================

Oil & Gas Equipment & Services-1.71%

Cal Dive International, Inc.(a)                   48,800      1,146,800
-----------------------------------------------------------------------
Cooper Cameron Corp.(a)                           12,700        632,714
=======================================================================
                                                              1,779,514
=======================================================================

Oil & Gas Exploration & Production-0.85%

Newfield Exploration Co.(a)                       24,400        879,620
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


Pharmaceuticals-2.35%

Medicis Pharmaceutical Corp.-Class A(a)           49,300   $  2,448,731
=======================================================================

Restaurants-2.23%

Brinker International, Inc.(a)                       600         19,350
-----------------------------------------------------------------------
CBRL Group, Inc.                                  24,400        735,172
-----------------------------------------------------------------------
Cheesecake Factory Inc. (The)(a)                  15,100        545,865
-----------------------------------------------------------------------
Sonic Corp.(a)                                    24,500        502,005
-----------------------------------------------------------------------
Starbucks Corp.(a)                                25,200        513,576
=======================================================================
                                                              2,315,968
=======================================================================

Semiconductors-2.02%

Linear Technology Corp.                           29,900        769,028
-----------------------------------------------------------------------
Microchip Technology Inc.                         37,300        911,985
-----------------------------------------------------------------------
QLogic Corp.(a)                                   12,300        424,473
=======================================================================
                                                              2,105,486
=======================================================================

Specialty Chemicals-1.04%

Valspar Corp. (The)                               24,400      1,077,992
=======================================================================

Specialty Stores-4.15%

Bed Bath & Beyond Inc.(a)                         48,800      1,685,064
-----------------------------------------------------------------------
Regis Corp.                                       24,700        641,953
-----------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                          73,200      1,987,380
=======================================================================
                                                              4,314,397
=======================================================================

Telecommunications Equipment-1.40%

UTStarcom, Inc.(a)                                73,500      1,457,505
=======================================================================

Trading Companies & Distributors-1.75%

Fastenal Co.                                      48,800      1,824,632
=======================================================================
  Total Common Stocks & Other Equity
    Interests (Cost $96,832,798)                             99,396,952
=======================================================================

MONEY MARKET FUNDS-4.49%

STIC Liquid Assets Portfolio(b)                2,333,208      2,333,208
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        2,333,208      2,333,208
=======================================================================
    Total Money Market Funds (Cost
      $4,666,416)                                             4,666,416
=======================================================================
TOTAL INVESTMENTS-100.02% (Cost $101,499,214)               104,063,368
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.02%)                           (16,767)
=======================================================================
NET ASSETS-100.00%                                         $104,046,601
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                        AIM V.I. AGGRESSIVE GROWTH FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost
  $101,499,214)                                  $104,063,368
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    219,140
-------------------------------------------------------------
  Dividends                                            21,243
-------------------------------------------------------------
Investment for deferred compensation plan              19,764
-------------------------------------------------------------
Other assets                                              725
=============================================================
    Total assets                                  104,324,240
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              167,276
-------------------------------------------------------------
  Deferred compensation plan                           19,764
-------------------------------------------------------------
Accrued administrative services fees                   61,574
-------------------------------------------------------------
Accrued transfer agent fees                             3,335
-------------------------------------------------------------
Accrued operating expenses                             25,690
=============================================================
    Total liabilities                                 277,639
=============================================================
Net assets applicable to shares outstanding      $104,046,601
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $103,610,507
_____________________________________________________________
=============================================================
Series II                                        $    436,094
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                           12,391,023
_____________________________________________________________
=============================================================
Series II                                              52,237
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       8.36
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       8.35
_____________________________________________________________
=============================================================

Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,294)                                        $    245,365
-------------------------------------------------------------
Dividends from affiliated money market funds           91,616
-------------------------------------------------------------
Interest                                                  108
=============================================================
    Total investment income                           337,089
=============================================================

EXPENSES:

Advisory fees                                         940,465
-------------------------------------------------------------
Administrative services fees                          330,519
-------------------------------------------------------------
Custodian fees                                         50,280
-------------------------------------------------------------
Distribution fees -- Series II                          1,269
-------------------------------------------------------------
Transfer agent fees                                    13,365
-------------------------------------------------------------
Trustees' fees                                          8,817
-------------------------------------------------------------
Other                                                  19,401
=============================================================
    Total expenses                                  1,364,116
=============================================================
Less: Fees waived and expenses reimbursed              (1,447)
-------------------------------------------------------------
    Expenses paid indirectly                             (103)
=============================================================
    Net expenses                                    1,362,566
=============================================================
Net investment income (loss)                       (1,025,477)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                      (24,744,006)
-------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities          (5,730,299)
-------------------------------------------------------------
Net gain (loss) from investment securities        (30,474,305)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                      $(31,499,782)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                        AIM V.I. AGGRESSIVE GROWTH FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,025,477)   $   (960,489)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities          (24,744,006)    (37,314,213)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (5,730,299)      6,249,715
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (31,499,782)    (32,024,987)
==========================================================================================
Share transactions-net:
  Series I                                                      13,097,095      50,732,875
------------------------------------------------------------------------------------------
  Series II                                                        560,534              --
==========================================================================================
    Net increase (decrease) in net assets                      (17,842,153)     18,707,888
==========================================================================================

NET ASSETS:

  Beginning of year                                            121,888,754     103,180,866
==========================================================================================
  End of year                                                 $104,046,601    $121,888,754
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $170,635,558    $157,998,386
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (26,873)        (22,457)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (69,126,238)    (44,381,628)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               2,564,154       8,294,453
==========================================================================================
                                                              $104,046,601    $121,888,754
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.
                        AIM V.I. AGGRESSIVE GROWTH FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $1,006.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $330,519, of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $8,296 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $828 after plan fees reimbursed by AIM Distributors of $441.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,772 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $103 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $103.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds, which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2002 and 2001.

Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation-investments              $    397,571
-------------------------------------------------------------
Temporary book/tax differences                        (26,873)
-------------------------------------------------------------
Capital loss carryforward                         (66,341,590)
-------------------------------------------------------------
Post-October capital loss deferral                   (618,065)
-------------------------------------------------------------
Shares of beneficial interest                     170,635,558
=============================================================
                                                 $104,046,601
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                             CAPITAL LOSS
EXPIRATION                                   CARRYFORWARD
------------------------------------------------------------
December 31, 2006                             $   354,222
------------------------------------------------------------
December 31, 2007                                  44,406
------------------------------------------------------------
December 31, 2008                               1,780,366
------------------------------------------------------------
December 31, 2009                              35,123,543
------------------------------------------------------------
December 31, 2010                              29,039,053
============================================================
                                              $66,341,590
____________________________________________________________
============================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $111,453,648 and $94,891,283, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment securities    $ 7,161,672
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (6,764,101)
=========================================================================
Net unrealized appreciation of investment securities          $   397,571
_________________________________________________________________________
=========================================================================
Cost of investments for tax purposes is $103,665,797.


NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating loss and other items on December 31, 2002, undistributed net investment income was increased by $1,021,061, undistributed net realized gains decreased by $604 and shares of beneficial interest decreased by $1,020,457. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     3,797,152    $ 36,852,751    10,120,399    $120,647,678
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                   4,341,864      39,301,001            --              --
======================================================================================================================
Reacquired:
  Series I                                                    (2,678,493)    (23,755,656)   (5,904,160)    (69,914,803)
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                  (4,289,627)    (38,740,467)           --              --
======================================================================================================================
                                                               1,170,896    $ 13,657,629     4,216,239    $ 50,732,875
______________________________________________________________________________________________________________________
======================================================================================================================

* Series II shares commenced sales on March 26, 2002.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                      ---------------------------------------------------------------------------
                                                                                                                   MAY 1, 1998
                                                                                                                 (DATE OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,                       COMMENCED) TO
                                                      ----------------------------------------------------         DECEMBER 31,
                                                        2002           2001           2000          1999               1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  10.81       $  14.62       $  14.25       $  9.85            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.08)         (0.10)(a)      (0.10)(a)     (0.04)(a)          0.04
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      (2.37)         (3.71)          0.47          4.44             (0.14)
=================================================================================================================================
    Total from investment operations                     (2.45)         (3.81)          0.37          4.40             (0.10)
=================================================================================================================================
Less distributions from net investment income               --             --             --            --             (0.05)
=================================================================================================================================
Net asset value, end of period                        $   8.36       $  10.81       $  14.62       $ 14.25            $ 9.85
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         (22.66)%       (26.06)%         2.60%        44.67%            (0.94)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $103,611       $121,889       $103,181       $17,326            $4,399
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements          1.16%(c)       1.21%          1.16%         1.19%             1.16%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements       1.16%(c)       1.21%          1.26%         2.42%             4.62%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 (0.87)%(c)     (0.88)%        (0.59)%       (0.41)%            0.96%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     85%            90%            65%           89%               30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $117,050,654.
(d)  Annualized.


                                                                  SERIES II
                                                                -------------
                                                                MARCH 26,
                                                                   2002
                                                                (DATE SALES
                                                                COMMENCED) TO
                                                                DECEMBER 31,
                                                                   2002
-----------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.70
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.10)
-----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (2.25)
=============================================================================
    Total from investment operations                                 (2.35)
=============================================================================
Net asset value, end of period                                     $  8.35
_____________________________________________________________________________
=============================================================================
Total return(a)                                                     (21.96)%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   436
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.32%(b)
-----------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.41%(b)
=============================================================================
Ratio of net investment income (loss) to average net assets          (1.03)%
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate                                                 85%
_____________________________________________________________________________
=============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total return does not reflect charges at the separate account level which if included would reduce the total return for the period shown.
(b)  Ratios are annualized and based on average daily net assets of $663,940.

                        AIM V.I. AGGRESSIVE GROWTH FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Aggressive Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Aggressive Growth Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                        AIM V.I. AGGRESSIVE GROWTH FUND

Trustees and Officers

As of January 1, 2003

The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.             None
   Trustee                                            (registered investment company);
                                                      Director, Magellan Insurance Company;
                                                      Member of Advisor Board of Rotary Power
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                        AIM V.I. AGGRESSIVE GROWTH FUND

As of January 1, 2003


The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1993               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1993               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1993               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1993               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1818 Market Street
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2400
                          Houston, TX 77046         Houston, TX 77046         Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
3000 K N.W., Suite 500    & Frankel LLP             Inc.                      Trust Company
Washington, D.C. 20007    919 Third Avenue          P.O. Box 4739             225 Franklin Street
                          New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

                        AIM V.I. AGGRESSIVE GROWTH FUND

                             AIM V.I. BALANCED FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT FISCAL YEAR
AIM V.I. Balanced Fund has not been immune to the three-year bear market in stocks. For the year ended December 31, 2002, the fund's total returns were -17.10% for Series I shares and -17.30% for Series II shares.* This performance was better than that of its broad-market index, the S&P 500, which had a total return of -22.09%, but it trailed the -10.69% return of the Lipper Balanced Fund Index. After an extremely difficult first half, conditions began to improve. Ending on a high note, the fund's Series I shares returned 4.11% for the fourth quarter as stocks rebounded.

RELEVANT MARKET CONDITIONS
Concerns about the accounting practices of a number of high-profile companies, mixed economic signals, anemic company earnings, and the possibility of terrorism and war weighed heavily on investors' minds for much of the year. Except for scattered short-lived rallies, key stock market indexes such as the S&P 500 continued declining, reaching their lowest levels since 1997 on October 9.
    Markets rebounded in October and November as several major companies reported better-than-expected earnings, and the Federal Reserve Board cut the key federal funds rate to 1.25%, its lowest level since 1961. Stocks fell in December, however, as holiday spending proved disappointing.
    For the fiscal year, value stocks fared better than growth stocks, and mid- and small-cap stocks held up better than large-cap stocks, but all of these market segments sustained losses. Likewise, all market sectors posted negative returns, with consumer staples and materials sustaining the most modest losses while information technology, telecommunications and utilities sustained the deepest.
    As the bear market in stocks deepened, investors continued flocking to bonds as a less risky alternative. Anxiety about possible default pushed prices down for lower-rated bonds and up for the safest issues, especially U. S. Treasuries. This widened yield spreads--the difference in yield between corporate bonds and Treasuries of comparable maturity--even for high-quality corporates. Treasuries tallied the best total returns for the year, followed by agency bonds, investment-grade corporate bonds, and then mortgage-backed securities. Short- and intermediate-term government and mortgage issues were especially big winners. High-yield bonds, which behave more like stocks, had negative returns.

FUND STRATEGIES AND TECHNIQUES
Because the strength of the economic rebound was not as steady as we had hoped, we trimmed our positions in some of the more economically sensitive sectors, such as consumer discretionary and energy. We also shortened the sell cycle and began taking profits sooner when a holding rose significantly in price. Changes in sector weightings were moderate, and financials remained the largest sector (about 24% of net assets at year-end).
    During portions of the year, as we sold some equity positions, the fund's fixed-income percentage rose somewhat, due to good relative performance in bonds and few attractive offerings among equities. By year-end, the percentages had gradually moved back to the targeted 60-40 mix, as equities had improved and we bought some stocks we found attractively valued.

PORTFOLIO COMPOSITION
as of 12/31/02, based on total net assets

========================================================================================================
TOP 10 EQUITY HOLDINGS                                TOP 10 INDUSTRIES

--------------------------------------------------------------------------------------------------------
 1. Citigroup Inc.                           1.7%      1. Diversified Financial Services           11.7%

 2. Black & Decker Corp. (The)               1.5       2. U.S. Government Agency Securities        11.5

 3. American International Group, Inc.       1.3       3. Pharmaceuticals                           5.4

 4. Colgate-Palmolive Co.                    1.3       4. Banks                                     5.1

 5. Cooper Cameron Corp.                     1.3       5. U.S. Treasury Securities                  4.8

 6. Exxon Mobil Corp.                        1.3       6. Oil & Gas Exploration & Production        3.9

 7. Omnicom Group Inc.                       1.2       7. Electric Utilities                        3.4

 8. United Technologies Corp.                1.2       8. Integrated Oil & Gas                      3.2

 9. Bed Bath & Beyond Inc.                   1.1       9. General Merchandise Stores                2.5

10. Wal-Mart Stores, Inc.                    1.1      10. Consumer Finance                          2.3

========================================================================================================
TOP 10 FIXED-INCOME ISSUERS*
* Excluding money market funds
--------------------------------------------------------------------------------------------------------
 1. Federal National Mortgage Association
    (FNMA)                                            5.6%

 2. U.S. Treasury Notes                               5.4

 3. Federal Home Loan Mortgage Corp. (FHLMC)          2.5

 4. Government National Mortgage Association
    (GNMA)                                            2.3

 5. BP Canada Finance Co. (Canada)                    0.9

 6. U.S. Treasury Bonds                               0.9

 7. Noble Energy, Inc.                                0.8

 8. General Electric Capital Corp.                    0.7

 9. Sprint Capital Corp.                              0.7

10. Ford Motor Credit Co.                             0.5

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security

========================================================================================================

================================================================================
RESULTS OF A $10,000 INVESTMENT
5/1/98--12/31/02
Index data from 4/30/98-12/31/02

                                  [LINE CHART]

Source: Lipper, Inc.

INDEX PERFORMANCE    VI BALANCED -                  60% RUSSELL 3000 /   LIPPER BALANCED
IS FROM 4/30/98      SERIES I          S&P 500      40% LEHMAN AGG       FUND IX

     5/1/1998            10000          10000              10000             10000
    5/31/1998             9910           9828               9890              9417
    6/30/1998            10150          10227              10124              9850
    7/31/1998            10110          10119              10022              9194
    8/31/1998             9681           8656               9166              7212
    9/30/1998            10031           9211               9627              7964
   10/31/1998            10381           9959              10045              8257
   11/30/1998            10751          10563              10437              8885
   12/31/1998            11303          11171              10847             10031
    1/31/1999            11617          11638              11100             10528
    2/28/1999            11221          11276              10786              9710
    3/31/1999            11678          11727              11047             10403
    4/30/1999            11830          12181              11360             10829
    5/31/1999            11606          11894              11191             10784
    6/30/1999            11942          12551              11516             11653
    7/31/1999            11759          12161              11287             11493
    8/31/1999            11647          12100              11207             11435
    9/30/1999            11658          11769              11087             11768
   10/31/1999            12195          12514              11520             12809
   11/30/1999            12632          12768              11714             14415
   12/31/1999            13484          13518              12139             17422
    1/31/2000            13329          12840              11838             17122
    2/29/2000            14022          12597              11961             21413
    3/31/2000            14250          13829              12586             19906
    4/30/2000            13453          13413              12306             17280
    5/31/2000            12926          13138              12096             15727
    6/30/2000            13732          13461              12411             18171
    7/31/2000            13639          13251              12325             17417
    8/31/2000            14445          14074              12945             19695
    9/30/2000            13948          13331              12626             18747
   10/31/2000            13700          13275              12552             17231
   11/30/2000            12604          12229              11940             13628
   12/31/2000            12916          12289              12149             14610
    1/31/2001            13310          12725              12478             14809
    2/28/2001            12357          11566              11837             12588
    3/31/2001            11726          10834              11397             11252
    4/30/2001            12326          11674              11927             12735
    5/31/2001            12326          11753              12013             12840
    6/30/2001            12025          11467              11898             12789
    7/31/2001            11911          11355              11887             12117
    8/31/2001            11311          10645              11521             11305
    9/30/2001            10586           9786              10965              9675
   10/31/2001            10958           9973              11210             10214
   11/30/2001            11403          10738              11666             11052
   12/31/2001            11440          10832              11735             11532
    1/31/2002            11187          10674              11685             11091
    2/28/2002            11008          10468              11587             10540
    3/31/2002            11261          10862              11815             11204
    4/30/2002            10839          10203              11534             10832
    5/31/2002            10723          10129              11493             10470
    6/30/2002            10164           9408              11036              9530
    7/31/2002             9564           8675              10563              8503
    8/31/2002             9637           8731              10665              8402
    9/30/2002             9110           7783              10061              7880
   10/31/2002             9469           8467              10523              8277
   11/30/2002             9754           8965              10904              8769
   12/31/2002             9486           8439              10625              8250

Past performance cannot guarantee comparable future results.
=========================================================================================

                                  FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/02

SERIES I SHARES
Inception (5/1/98)                   -1.12%
  1 Year                            -17.10

SERIES II SHARES*
Inception                            -1.37%
  1 Year                            -17.30

*Performance shown for periods prior to the inception date of the Series II class of shares (inception date 1/24/02) reflects the historical results of the Series I class (inception date 5/1/98), adjusted to reflect the impact that the Series II class Rule 12b-1 plan would have had if the Series II class had then existed. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.
    AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    AIM V.I. Balanced Fund is for shareholders who seek a high total return consistent with preservation of capital by investing in a broadly diversified portfolio consisting of stocks and bonds.
    The unmanaged Lipper Balanced Fund Index represents an average of the 30 largest balanced funds tracked by Lipper, Inc., an independent mutual fund performance monitor. It is calculated daily, with adjustments for distributions as of the ex-dividend dates.
    The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
    The fund uses a custom index composed of 60% Russell 3000 Index and 40% Lehman Aggregate Bond Index. The unmanaged Russell 3000 Index is an index of common stocks that measures performance of the largest 3,000 U.S. companies based on market capitalization. The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.
    In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

    The biggest lift to performance came from high-quality bonds, which had an excellent year. Government and agency bonds rose particularly vigorously, and Treasury bonds were the top positive contributors to fund performance.
    In the fund's equity portfolio, the consumer staples and energy sectors made the largest positive contributions. The sectors that detracted most from performance were information technology, financial and consumer discretionary.
    Among specific holdings, General Electric detracted because of 2002's weak electrical market. Chipmakers Intel and Analog Devices also hampered performance. Software manufacturer Oracle boosted results during the fourth-quarter rebound, but not enough to offset its negative performance in the previous quarters.
    One of the best equity contributors was Cooper Cameron, a manufacturer of oil and gas equipment. We took profits on it several times during the year, yet the firm remained in our top 10 holdings. Other major contributors were Alcon, a maker of eye-care products; and oil companies Noble and Apache.
    During the fourth quarter of 2002 the stock market performed well, but year-end consumer spending was unexpectedly low, perhaps because of the weak job market. Inflation and interest rates remained low. We are cautiously optimistic about 2003 in view of the economic and geopolitical uncertainties.

IN CLOSING
Though the U.S. economy and the stock market have always recovered from economic downturns, the timing has always been impossible to predict, and remains so. For our part, we continue to work diligently to achieve for our shareholders a high total return consistent with preservation of capital. We continue to urge our investors to maintain a long-term focus and to remain well diversified to combat risk.

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 12/31/02

                           ROBERT G. ALLEY, CO-MANAGER

                          CLAUDE C. CODY IV, CO-MANAGER

                           JAN H. FRIEDLI, CO-MANAGER

                           SCOT W. JOHNSON, CO-MANAGER

                           CRAIG A. SMITH, CO-MANAGER

                           MEGGAN M. WALSH, CO-MANAGER

                            ASSISTED BY BALANCED AND

                               FIXED INCOME TEAMS

Schedule of Investments

December 31, 2002

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
------------------------------------------------------------------------
BONDS & NOTES-21.40%

Aerospace & Defense-0.13%

Raytheon Co., Notes, 6.75%, 08/15/07           $  100,000    $   110,826
========================================================================

Agricultural Products-0.08%

Archer-Daniels-Midland Co., Unsec. Unsub.
  Deb., 6.95%, 12/15/97                            60,000         65,443
========================================================================

Automobile Manufacturers-0.31%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04          40,000         40,521
------------------------------------------------------------------------
General Motors Corp., Unsec. Deb., 8.80%,
  03/01/21                                        200,000        215,948
========================================================================
                                                                 256,469
========================================================================

Banks-2.42%

African Development Bank (Luxembourg), Sr.
  Unsec. Unsub. Yankee Notes, 3.25%, 07/29/05      85,000         87,445
------------------------------------------------------------------------
Barclays O/S Investment Co. (Netherlands),
  Unsec. Gtd. Unsub. Floating Rate Yankee
  Notes, 1.63%, 05/14/03                          300,000        253,762
------------------------------------------------------------------------
Citicorp, Unsec. Sub. Notes, 7.13%, 09/01/05      100,000        111,972
------------------------------------------------------------------------
Dresdner Funding Trust I, Bonds, 8.15%,
  06/30/31 (Acquired 05/09/02; Cost
  $132,621)(a)                                    125,000        126,205
------------------------------------------------------------------------
European Investment Bank (Luxembourg),
  Euro Notes, 4.63%, 03/01/07                     110,000        118,017
------------------------------------------------------------------------
  Medium Term Yankee Notes, 4.88%, 09/06/06       250,000        269,911
------------------------------------------------------------------------
KeyBank N.A., Sr. Notes, 4.10%, 06/30/05          100,000        103,628
------------------------------------------------------------------------
Lloyds Bank PLC-Series 1 (United Kingdom),
  Unsec. Sub. Floating Rate Yankee Notes,
  1.69%, 06/29/03                                 130,000        105,281
------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                           100,000        126,560
------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Unsec. Gtd. Sub. Yankee Notes,
  7.00%, 04/01/06                                 160,000        171,074
------------------------------------------------------------------------
St. Paul Bancorp., Inc., Sr. Unsec. Unsub.
  Notes, 7.13%, 02/15/04                           75,000         78,826
------------------------------------------------------------------------
U.S. Bank N.A., Sub. Notes, 6.30%, 02/04/14       175,000        198,235
------------------------------------------------------------------------
UBS Preferred Funding Trust I, Gtd. Bonds,
  8.62%, 10/29/49                                  60,000         71,834
------------------------------------------------------------------------
Wachovia Corp., Unsec. Putable Sub. Deb.,
  6.55%, 10/15/05                                 185,000        201,792
========================================================================
                                                               2,024,542
========================================================================

Brewers-0.20%

Anheuser-Busch Cos., Inc., Sr. Unsec. Deb.,
  6.50%, 02/01/43                                 150,000        167,274
========================================================================

Broadcasting & Cable TV-1.57%

Continental Cablevision, Inc., Sr. Deb.,
  9.50%, 08/01/13                                 200,000        227,750
------------------------------------------------------------------------
Jones Intercable, Inc., Sr. Unsec. Notes,
  8.88%, 04/01/07                                 135,000        144,183
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
------------------------------------------------------------------------
Broadcasting & Cable TV-(Continued)

Lenfest Communications, Inc., Sr. Unsec. Sub.
  Notes, 8.25%, 02/15/08                       $  150,000    $   157,125
------------------------------------------------------------------------
TCA Cable TV, Inc., Sr. Unsec. Putable Deb.,
  6.53%, 02/01/08                                 150,000        186,079
------------------------------------------------------------------------
TCI Communications, Inc.,
  Sr. Unsec. Deb., 7.88%, 02/15/26                175,000        179,203
------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05                60,000         63,951
------------------------------------------------------------------------
Time Warner Inc.,
  Sr. Unsec. Gtd. Deb., 6.88%, 06/15/18           200,000        198,122
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                   150,000        159,771
========================================================================
                                                               1,316,184
========================================================================

Computer Hardware-0.33%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 11/06/98-04/19/01; Cost
  $353,650)(a)(b)(c)                              548,000         29,044
------------------------------------------------------------------------
International Business Machines Corp., Deb.,
  8.38%, 11/01/19                                 200,000        251,210
========================================================================
                                                                 280,254
========================================================================

Consumer Finance-2.07%

CitiFinancial Credit Co.,
  Notes, 6.63%, 06/01/15                          150,000        170,145
------------------------------------------------------------------------
  Unsec. Notes, 6.75%, 07/01/07                   100,000        112,686
------------------------------------------------------------------------
Countrywide Home Loans, Inc.,
  Series K, Medium Term Notes, 3.50%,
    12/19/05                                       75,000         75,461
------------------------------------------------------------------------
  Unsec. Gtd. Notes, 6.85%, 06/15/04              300,000        318,729
------------------------------------------------------------------------
Ford Motor Credit Co.,
  Notes, 7.88%, 06/15/10                          100,000        101,011
------------------------------------------------------------------------
  Unsec. Notes, 6.70%, 07/16/04                   140,000        143,070
------------------------------------------------------------------------
  Unsec. Notes, 6.88%, 02/01/06                   200,000        200,892
------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Medium Term Notes, 5.25%, 05/16/05              100,000        100,615
------------------------------------------------------------------------
  Notes, 6.85%, 06/17/04                          140,000        145,582
------------------------------------------------------------------------
  Unsec. Unsub. Notes, 7.63%, 06/15/04            175,000        183,505
------------------------------------------------------------------------
Household Finance Corp., Sr. Unsec. Notes,
  6.50%, 01/24/06                                  70,000         73,925
------------------------------------------------------------------------
  8.00%, 05/09/05                                 100,000        108,757
========================================================================
                                                               1,734,378
========================================================================

Distillers & Vintners-0.26%

Diageo PLC, Sr. Unsec. Gtd. Putable Notes,
  7.45%, 04/15/05                                 175,000        214,793
========================================================================

Diversified Financial Services-4.32%

Associates Corp. of North America, Sr. Notes,
  5.80%, 04/20/04                                 100,000        105,161
------------------------------------------------------------------------
Auburn Hills Trust, Unsec. Gtd. Deb., 12.38%,
  05/01/20                                        275,000        418,720
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
------------------------------------------------------------------------
Diversified Financial Services-(Continued)

CIT Group Inc.,
  Sr. Floating Rate Medium Term Notes,
  2.67%, 11/25/03                              $   70,000    $    70,045
------------------------------------------------------------------------
  Sr. Notes, 7.13%, 10/15/04                      100,000        105,324
------------------------------------------------------------------------
Citigroup Capital II, Jr. Gtd. Sub. Bonds,
  7.75%, 12/01/36                                 200,000        215,182
------------------------------------------------------------------------
Citigroup Inc.,
  Sr. Unsec. Notes, 4.13%, 06/30/05               200,000        208,944
------------------------------------------------------------------------
  Unsec. Sub. Notes, 6.63%, 06/15/32              100,000        108,552
------------------------------------------------------------------------
Fidelity Investments, Bonds, 7.57%, 06/15/29
  (Acquired 04/10/01; Cost $104,113)(a)           100,000        119,584
------------------------------------------------------------------------
General Electric Capital Corp.,
  Gtd. Sub. Notes, 8.13%, 05/15/12                100,000        121,832
------------------------------------------------------------------------
  Series A, Medium Term Notes, 5.00%,
  06/15/07                                         50,000         53,071
------------------------------------------------------------------------
  Series A, Medium Term Notes, 6.80%,
  11/01/05                                        360,000        400,144
------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), Bonds,
  7.63%, 08/17/05                                 150,000        168,699
------------------------------------------------------------------------
Heller Financial, Inc.,
  Sr. Unsec. Notes, 8.00%, 06/15/05                75,000         83,689
------------------------------------------------------------------------
  Unsec. Notes, 7.38%, 11/01/09                   100,000        115,728
------------------------------------------------------------------------
John Hancock Global Funding II,
  Medium Term Notes, 6.50%, 03/01/11
  (Acquired 07/24/02; Cost $57,994)(a)             55,000         59,143
------------------------------------------------------------------------
  Notes, 5.00%, 07/27/07 (Acquired 06/12/02;
  Cost $99,945)(a)                                100,000        104,604
------------------------------------------------------------------------
Lehman Brothers Holdings Inc., Sr. Notes,
  8.75%, 03/15/05                                 125,000        141,069
------------------------------------------------------------------------
Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05                 100,000        118,925
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06          100,000        113,073
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.,
  Series B, Medium Term Notes, 4.54%,
    03/08/05                                       45,000         46,832
------------------------------------------------------------------------
  Series E, Floating Rate Medium Term Yankee
  Notes, 1.68%, 06/28/04                          125,000        125,336
------------------------------------------------------------------------
Morgan Stanley, Sr. Notes, 7.75%, 06/15/05        200,000        224,040
------------------------------------------------------------------------
Salomon Smith Barney Holdings Inc., Sr.
  Unsec. Notes, 6.25%, 06/15/05                   165,000        178,410
------------------------------------------------------------------------
Swiss Bank Corp.-NY, Sub. Notes, 7.38%,
  06/15/17                                         50,000         60,103
------------------------------------------------------------------------
Washington Mutual Financial Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                          125,000        141,660
========================================================================
                                                               3,607,870
========================================================================

Electric Utilities-1.66%

Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08           100,000        105,823
------------------------------------------------------------------------
Duke Energy Corp., Bonds, 6.45%, 10/15/32          60,000         59,476
------------------------------------------------------------------------
El Paso Electric Co.-Series E, Sr. Sec. First
  Mortgage Bonds, 9.40%, 05/01/11                 200,000        200,134
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
------------------------------------------------------------------------
Electric Utilities-(Continued)

Hydro-Quebec (Canada),
  Gtd. Yankee Bonds, 9.40%, 02/01/21(d)        $   50,000    $    71,516
------------------------------------------------------------------------
  Series B, Gtd. Medium Term Yankee Notes,
  8.62%, 12/15/11                                  50,000         65,017
------------------------------------------------------------------------
  Series GL, Gtd. Floating Rate Yankee Notes,
  1.94%, 09/29/49                                 170,000        150,920
------------------------------------------------------------------------
Niagara Mohawk Power Corp.,
  Sec. First Mortgage Bonds, 7.75%,
    05/15/06(d)                                   100,000        112,628
------------------------------------------------------------------------
  Series H, Sr. Unsec. Disc. Notes, 8.50%,
  07/01/10(e)                                     250,000        252,227
------------------------------------------------------------------------
Public Service Company of New Mexico-Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05            130,000        134,016
------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Unsec. Notes,
  6.25%, 01/15/09                                 250,000        237,537
========================================================================
                                                               1,389,294
========================================================================

Gas Utilities-0.20%

Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.63%, 04/01/37                                 200,000        164,000
========================================================================

General Merchandise Stores-0.11%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                         80,000         90,778
========================================================================

Integrated Oil & Gas-1.22%

BP Canada Finance Co. (Canada), Yankee Bonds,
  3.38%, 10/31/07                                 750,000        758,512
------------------------------------------------------------------------
ConocoPhillips, Unsec. Notes, 8.50%, 05/25/05     125,000        142,566
------------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes,
  7.38%, 11/15/08                                 100,000        116,683
========================================================================
                                                               1,017,761
========================================================================

Integrated Telecommunication Services-1.09%

GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                     80,000         86,239
------------------------------------------------------------------------
Olivetti International Finance N.V.-Series E
  (Netherlands), Gtd. Medium Term Euro Notes,
  6.13%, 07/30/09(f)                      EUR      30,000         32,040
------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Notes, 5.70%, 11/15/03           85,000         84,681
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 6.00%, 01/15/07           85,000         80,431
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 7.13%, 01/30/06          125,000        123,906
------------------------------------------------------------------------
  Unsec. Gtd. Notes, 8.75%, 03/15/32              280,000        268,450
------------------------------------------------------------------------
Sprint Corp., Deb., 9.00%, 10/15/19               200,000        180,750
------------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec.
  Notes, 6.13%, 06/15/07                           50,000         54,993
========================================================================
                                                                 911,490
========================================================================

Life & Health Insurance-0.40%

American General Corp., Unsec. Notes, 7.50%,
  08/11/10                                         50,000         58,694
------------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                        145,000        165,045
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
------------------------------------------------------------------------
Life & Health Insurance-(Continued)

Sun Canada Financial Co., Gtd. Sub. Bonds,
  6.63%, 12/15/07 (Acquired 03/15/00; Cost
  $91,980)(a)                                  $  100,000    $   109,233
========================================================================
                                                                 332,972
========================================================================

Oil & Gas Equipment & Services-0.31%

Smith International, Inc., Notes, 6.75%,
  02/15/11                                        250,000        260,798
========================================================================

Oil & Gas Exploration & Production-2.20%

Amerada Hess Corp., Unsec. Notes,
  5.30%, 08/15/04                                 225,000        234,968
------------------------------------------------------------------------
  7.30%, 08/15/31                                  85,000         92,513
------------------------------------------------------------------------
Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/26                           150,000        178,110
------------------------------------------------------------------------
Burlington Resources Finance Co. (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 7.40%,
  12/01/31                                         70,000         80,599
------------------------------------------------------------------------
Canadian Oil Sands Ltd. (Canada), Sr. Yankee
  Notes, 7.90%, 09/01/21 (Acquired
  08/17/01-07/31/02; Cost $225,936)(a)            225,000        237,443
------------------------------------------------------------------------
Devon Energy Corp., Sr. Unsec. Deb., 7.95%,
  04/15/32                                        100,000        120,216
------------------------------------------------------------------------
Devon Financing Corp. ULC, Unsec. Gtd. Unsub.
  Deb., 7.88%, 09/30/31                           125,000        151,155
------------------------------------------------------------------------
Noble Energy, Inc., Sr. Unsec. Deb., 7.25%,
  08/01/97                                        650,000        627,822
------------------------------------------------------------------------
Norcen Energy Resources Ltd. (Canada), Unsec.
  Yankee Deb., 7.38%, 05/15/06                    100,000        113,868
========================================================================
                                                               1,836,694
========================================================================

Oil & Gas Refining, Marketing &
  Transportation-0.17%

Petroleos Mexicanos (Mexico),
  Series P, Unsec. Putable Unsub. Yankee
  Bonds, 9.50%, 03/15/06                           50,000         56,536
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Yankee Bonds, 9.38%,
  12/02/08                                         75,000         86,719
========================================================================
                                                                 143,255
========================================================================

Pharmaceuticals-0.14%

Johnson & Johnson, Unsec. Deb., 8.72%,
  11/01/24                                        100,000        116,892
========================================================================

Property & Casualty Insurance-0.17%

Allstate Corp. (The), Sr. Unsec. Notes,
  7.88%, 05/01/05                                 125,000        139,621
========================================================================

Publishing-0.21%

News America Inc., Putable Deb., 6.75%,
  01/09/10                                        175,000        179,916
========================================================================

Railroads-0.20%

Norfolk Southern Corp., Sr. Putable Notes,
  7.05%, 05/01/04                                 150,000        170,103
========================================================================

Real Estate-0.61%

EOP Operating L.P.,
  Sr. Unsec. Notes, 7.25%, 02/15/18                65,000         69,787
------------------------------------------------------------------------
  Unsec. Gtd. Notes, 6.75%, 02/15/12              100,000        107,880
------------------------------------------------------------------------
  Unsec. Notes, 6.50%, 01/15/04                    60,000         62,149
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
------------------------------------------------------------------------
Real Estate-(Continued)

Spieker Properties, Inc.,
  Unsec. Unsub. Deb., 7.35%, 12/01/17          $  100,000    $   108,852
------------------------------------------------------------------------
  Unsec. Unsub. Notes, 6.80%, 05/01/04            150,000        157,382
========================================================================
                                                                 506,050
========================================================================

Soft Drinks-0.17%

Coca-Cola Enterprises Inc., Putable Notes,
  8.00%, 01/04/04                                 125,000        138,504
========================================================================

Sovereign Debt-0.77%

Export Development Canada (Canada), Yankee
  Bonds, 4.00%, 08/01/07                          160,000        167,306
------------------------------------------------------------------------
Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05                                        125,000        138,698
------------------------------------------------------------------------
Region of Lombardy (Italy), Unsec. Yankee
  Notes, 5.80%, 10/25/32                          325,000        339,242
========================================================================
                                                                 645,246
========================================================================

Wireless Telecommunication Services-0.08%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Notes, 8.75%, 03/01/31                    60,000         59,025
------------------------------------------------------------------------
Vodafone Finance B.V. (Netherlands), Unsec.
  Unsub. Gtd. Euro Bonds, 4.75%, 05/27/09(f)
          EUR                                      10,000         10,578
========================================================================
                                                                  69,603
========================================================================
    Total Bonds & Notes (Cost $17,459,864)                    17,891,010
========================================================================

                                                 SHARES
STOCKS & OTHER EQUITY INTERESTS-56.48%

Advertising-2.00%

Lamar Advertising Co.(g)                           20,600        693,190
------------------------------------------------------------------------
Omnicom Group Inc.                                 15,100        975,460
========================================================================
                                                               1,668,650
========================================================================

Aerospace & Defense-1.92%

Honeywell International Inc.                       26,900        645,600
------------------------------------------------------------------------
United Technologies Corp.                          15,500        960,070
========================================================================
                                                               1,605,670
========================================================================

Apparel Retail-0.78%

Limited Brands                                     46,900        653,317
========================================================================

Banks-2.61%

Bank of America Corp.                              13,400        932,238
------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                   21,000        503,160
------------------------------------------------------------------------
Northern Trust Corp.                               21,400        750,070
========================================================================
                                                               2,185,468
========================================================================

Broadcasting & Cable TV-0.46%

Univision Communications Inc.-Class A(g)           15,500        379,750
========================================================================

Building Products-1.40%

American Standard Cos. Inc.(g)                      7,500        533,550
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------
Building Products-(Continued)

Masco Corp.                                        30,400    $   639,920
========================================================================
                                                               1,173,470
========================================================================

Computer Hardware-0.91%

International Business Machines Corp.               9,800        759,500
========================================================================

Data Processing Services-1.09%

DST Systems, Inc.(g)                               25,500        906,525
========================================================================

Diversified Financial Services-6.47%

American Express Co.                               16,200        572,670
------------------------------------------------------------------------
Citigroup Inc.                                     40,800      1,435,752
------------------------------------------------------------------------
Fannie Mae                                          8,900        572,537
------------------------------------------------------------------------
Freddie Mac                                        10,800        637,740
------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                    11,100        755,910
------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      11,300        602,177
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          21,900        831,105
========================================================================
                                                               5,407,891
========================================================================

Food Distributors-0.64%

Sysco Corp.                                        18,000        536,220
========================================================================

Food Retail-1.29%

Kroger Co. (The)(g)                                40,500        625,725
------------------------------------------------------------------------
Safeway Inc.(g)                                    19,500        455,520
========================================================================
                                                               1,081,245
========================================================================

General Merchandise Stores-2.23%

Target Corp.                                       30,900        927,000
------------------------------------------------------------------------
Wal-Mart Stores, Inc.                              18,600        939,486
========================================================================
                                                               1,866,486
========================================================================

Health Care Distributors & Services-1.09%

Cardinal Health, Inc.                              15,350        908,566
========================================================================

Health Care Equipment-0.40%

Beckman Coulter, Inc.                              11,400        336,528
========================================================================

Health Care Facilities-0.90%

HCA Inc.                                           18,200        755,300
========================================================================

Health Care Supplies-0.95%

Alcon, Inc. (Switzerland)(g)                       20,200        796,890
========================================================================

Home Improvement Retail-1.45%

Home Depot, Inc. (The)                             16,700        400,132
------------------------------------------------------------------------
Lowe's Cos., Inc.                                  21,700        813,750
========================================================================
                                                               1,213,882
========================================================================

Household Appliances-1.47%

Black & Decker Corp. (The)                         28,700      1,230,943
========================================================================

Household Products-1.82%

Colgate-Palmolive Co.                              20,800      1,090,544
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------
Household Products-(Continued)

Kimberly-Clark Corp.                                9,100    $   431,977
========================================================================
                                                               1,522,521
========================================================================

Industrial Conglomerates-1.09%

General Electric Co.                               37,400        910,690
========================================================================

Insurance Brokers-0.68%

Marsh & McLennan Cos., Inc.                        12,300        568,383
========================================================================

Integrated Oil & Gas-2.73%

BP PLC-ADR (United Kingdom)                        11,000        447,150
------------------------------------------------------------------------
Exxon Mobil Corp.                                  30,500      1,065,670
------------------------------------------------------------------------
Total Fina Elf S.A. (France)                        5,400        771,503
========================================================================
                                                               2,284,323
========================================================================

Integrated Telecommunication Services-0.99%

Verizon Communications Inc.                        21,400        829,250
========================================================================

IT Consulting & Services-1.04%

SunGard Data Systems Inc.(g)                       36,700        864,652
========================================================================

Life & Health Insurance-1.01%

Nationwide Financial Services, Inc.-Class A         9,700        277,905
------------------------------------------------------------------------
Prudential Financial, Inc.                         17,900        568,146
========================================================================
                                                                 846,051
========================================================================

Movies & Entertainment-0.78%

Viacom Inc.-Class B(g)                             16,045        653,994
========================================================================

Multi-Line Insurance-1.98%

American International Group, Inc.                 19,300      1,116,505
------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)      11,800        536,074
========================================================================
                                                               1,652,579
========================================================================

Networking Equipment-0.96%

Cisco Systems, Inc.(g)                             61,100        800,410
========================================================================

Oil & Gas Drilling-0.73%

Noble Corp. (Cayman Islands)(g)                    17,300        608,095
========================================================================

Oil & Gas Equipment & Services-1.28%

Cooper Cameron Corp.(g)                            21,400      1,066,148
========================================================================

Oil & Gas Exploration & Production-1.17%

Apache Corp.                                       11,650        663,934
------------------------------------------------------------------------
Kerr-McGee Corp.-$1.83 Pfd. DECS                    7,300        312,440
========================================================================
                                                                 976,374
========================================================================

Packaged Foods & Meats-0.99%

Kraft Foods Inc.-Class A                           21,300        829,209
========================================================================

Personal Products-0.73%

Estee Lauder Cos. Inc. (The)-Class A               23,100        609,840
========================================================================

                             AIM V.I. BALANCED FUND

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------

Pharmaceuticals-5.08%

Abbott Laboratories                                13,500    $   540,000
------------------------------------------------------------------------
Johnson & Johnson                                  15,800        848,618
------------------------------------------------------------------------
Merck & Co. Inc.                                   14,000        792,540
------------------------------------------------------------------------
Pfizer Inc.                                        26,000        794,820
------------------------------------------------------------------------
Pharmacia Corp.                                    17,200        718,960
------------------------------------------------------------------------
Wyeth                                              14,800        553,520
========================================================================
                                                               4,248,458
========================================================================

Property & Casualty Insurance-0.74%

MGIC Investment Corp.                              15,000        619,500
========================================================================

Semiconductor Equipment-0.47%

Applied Materials, Inc.(g)                         30,300        394,809
========================================================================

Semiconductors-1.24%

Analog Devices, Inc.(g)                            23,100        551,397
------------------------------------------------------------------------
Intel Corp.                                        31,200        485,784
========================================================================
                                                               1,037,181
========================================================================

Specialty Stores-1.14%

Bed Bath & Beyond Inc.(g)                          27,500        949,575
========================================================================

Systems Software-1.77%

Microsoft Corp.(g)                                 17,200        889,240
------------------------------------------------------------------------
Oracle Corp.(g)                                    55,000        594,000
========================================================================
                                                               1,483,240
========================================================================
    Total Stocks & Other Equity Interests
      (Cost $53,465,124)                                      47,221,583
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
ASSET BACKED SECURITIES-1.51%

Airlines-0.58%

Continental Airlines, Inc.,
  Series 2000-1, Class A-1, Sr. Pass Through
  Ctfs., 8.05%, 11/01/20                       $  184,378        159,026
------------------------------------------------------------------------
  Series 2000-2, Class A-1, Sr. Sec. Pass
  Through Ctfs., 7.71%, 04/02/21                   59,863         51,632
------------------------------------------------------------------------
  Series 974A, Pass Through Ctfs., 6.90%,
  01/02/18                                         87,086         76,561
------------------------------------------------------------------------
United Air Lines, Inc.-Series 2000-2, Class
  A-2, Sr. Sec. Pass Through Ctfs., 7.19%,
  04/01/11                                        250,302        198,364
========================================================================
                                                                 485,583
========================================================================

Diversified Financial Services-0.66%

Citicorp Lease,
  Series 1999-1, Class A1, Pass Through
  Ctfs., 7.22%, 06/15/05 (Acquired 05/08/02;
  Cost $155,519)(a)                               147,502        161,574
------------------------------------------------------------------------
  Series 1999-1, Class A2, Pass Through
  Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-07/14/00; Cost $198,931)(a)            200,000        231,152
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
------------------------------------------------------------------------
Diversified Financial Services-(Continued)

National Rural Utilities Cooperative Finance
  Corp., Sr. Sec. Bonds, 6.00%, 05/15/06       $   50,000    $    54,640
------------------------------------------------------------------------
Premium Asset Trust-Series 2001-6, Sec.
  Notes, 5.25%, 07/19/04 (Acquired 07/11/01;
  Cost $99,868)(a)                                100,000        104,399
========================================================================
                                                                 551,765
========================================================================

Electric Utilities-0.27%

Beaver Valley II Funding Corp., SLOBS, 9.00%,
  06/01/17                                        200,000        222,418
========================================================================
    Total Asset Backed Securities (Cost
      $1,273,259)                                              1,259,766
========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-10.37%

Federal Home Loan Bank-0.04%

Unsec. Bonds,
  4.88%, 04/16/04                                  30,000         31,324
========================================================================

Federal Home Loan Mortgage Corp.
  (FHLMC)-2.45%

Pass Through Ctfs.,
  7.00%, 06/01/15 to 04/01/32                     120,569        127,184
------------------------------------------------------------------------
  6.00%, 05/01/17 to 05/01/32                     430,319        447,561
------------------------------------------------------------------------
  7.50%, 12/01/30 to 05/01/31                     324,966        345,799
------------------------------------------------------------------------
  6.50%, 01/01/31 to 08/01/32                   1,082,607      1,128,617
========================================================================
                                                               2,049,161
========================================================================

Federal National Mortgage Association
  (FNMA)-5.58%

Pass Through Ctfs.,
  6.50%, 04/01/14 to 11/01/31                   1,149,321      1,203,096
------------------------------------------------------------------------
  7.50%, 11/01/15                                  36,561         39,070
------------------------------------------------------------------------
  7.00%, 02/01/16 to 09/01/32                   1,039,124      1,095,052
------------------------------------------------------------------------
  6.00%, 01/01/17 to 05/01/17                     413,894        433,250
------------------------------------------------------------------------
  8.00%, 08/01/21 to 12/01/23                     165,607        180,339
------------------------------------------------------------------------
Pass Through Ctfs. TBA,
  6.00%, 01/01/33(h)                              835,000        865,506
------------------------------------------------------------------------
Unsec. Notes,
  6.20%, 06/13/17                                 300,000        323,145
------------------------------------------------------------------------
Unsec. Sub. Notes,
  4.75%, 01/02/07                                 300,000        318,162
------------------------------------------------------------------------
  5.25%, 08/01/12                                 200,000        209,022
========================================================================
                                                               4,666,642
========================================================================

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
------------------------------------------------------------------------

Government National Mortgage Association
  (GNMA)-2.30%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 10/15/31                  $  356,274    $   380,858
------------------------------------------------------------------------
  8.50%, 11/15/24                                 306,134        336,702
------------------------------------------------------------------------
  8.00%, 08/15/25                                  72,732         79,470
------------------------------------------------------------------------
  6.50%, 03/15/29 to 06/15/32                     463,006        486,481
------------------------------------------------------------------------
  7.00%, 09/15/31                                 416,152        441,292
------------------------------------------------------------------------
  6.00%, 12/15/31                                 189,278        197,379
========================================================================
                                                               1,922,182
========================================================================
    Total U.S. Government Agency Securities
      (Cost $8,410,827)                                        8,669,309
========================================================================

U.S. TREASURY SECURITIES-6.21%

U.S. Treasury Notes-5.35%

3.25%, 12/31/03                                    50,000         51,013
------------------------------------------------------------------------
6.75%, 05/15/05                                   500,000(i)     557,595
------------------------------------------------------------------------
6.50%, 08/15/05 to 02/15/10                     2,470,000(i)   2,833,150
------------------------------------------------------------------------
6.88%, 05/15/06                                   500,000        575,490
------------------------------------------------------------------------
4.75%, 11/15/08                                    25,000         27,299
------------------------------------------------------------------------
5.00%, 08/15/11                                   390,000        428,029
========================================================================
                                                               4,472,576
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
------------------------------------------------------------------------

U.S. Treasury Bonds-0.86%

7.50%, 11/15/16                                $  100,000    $   130,960
------------------------------------------------------------------------
6.25%, 08/15/23                                   145,000        170,516
------------------------------------------------------------------------
6.13%, 11/15/27 to 08/15/29                       355,000        415,963
========================================================================
                                                                 717,439
========================================================================
    Total U.S. Treasury Securities (Cost
      $4,700,914)                                              5,190,015
========================================================================

                                                 SHARES
MONEY MARKET FUNDS-4.63%

STIC Liquid Assets Portfolio(j)                 1,935,047      1,935,047
------------------------------------------------------------------------
STIC Prime Portfolio(j)                         1,935,047      1,935,047
========================================================================
    Total Money Market Funds (Cost
      $3,870,094)                                              3,870,094
========================================================================
TOTAL INVESTMENTS-100.60% (Cost $89,180,082)                  84,101,777
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.60%)                           (503,178)
========================================================================
NET ASSETS-100.00%                                           $83,598,599
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
DECS    - Dividend Enhanced Convertible Stock
Disc.   - Discounted
EUR     - Euro
Gtd.    - Guaranteed
Jr.     - Junior
N.A.    - National Association
Pfd.    - Preferred
Sec.    - Secured
SLOBS   - Secured Lease Obligation Securities
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/02 was $1,282,381, which represented 1.53% of the Fund's net assets. These securities are considered to be illiquid.
(b) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees and may be considered illiquid.
(d) Secured by bond insurance provided by one of the following companies: Ambac Assurance Corp. or MBIA Insurance Co.
(e) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f) Foreign denominated security. Par value is denominated in currency indicated.
(g) Non-income producing security.
(h) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section C.
(i) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                             AIM V.I. BALANCED FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost $89,180,082)  $84,101,777
------------------------------------------------------------
Receivables for:
  Variation margin                                     3,850
------------------------------------------------------------
  Fund shares sold                                    27,966
------------------------------------------------------------
  Dividends and interest                             461,822
------------------------------------------------------------
Investment for deferred compensation plan             19,786
============================================================
     Total assets                                 84,615,201
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                              857,684
------------------------------------------------------------
  Fund shares reacquired                              53,989
------------------------------------------------------------
  Deferred compensation plan                          19,786
------------------------------------------------------------
Accrued administrative services fees                  48,578
------------------------------------------------------------
Accrued distribution fees - Series II                    373
------------------------------------------------------------
Accrued transfer agent fees                            2,476
------------------------------------------------------------
Accrued operating expenses                            33,716
============================================================
     Total liabilities                             1,016,602
============================================================
Net assets applicable to shares outstanding      $83,598,599
____________________________________________________________
============================================================


NET ASSETS:

Series I                                         $82,865,744
____________________________________________________________
============================================================
Series II                                        $   732,855
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           9,473,273
____________________________________________________________
============================================================
Series II                                             83,948
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      8.75
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      8.73
____________________________________________________________
============================================================


Statement of Operations
For the year ended December 31, 2002

INVESTMENT INCOME:

Interest                                         $  2,225,584
-------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $5,583)                                             542,564
-------------------------------------------------------------
Dividends from affiliated money market funds          124,511
=============================================================
    Total investment income                         2,892,659
=============================================================

EXPENSES:

Advisory fees                                         706,989
-------------------------------------------------------------
Administrative services fees                          270,132
-------------------------------------------------------------
Custodian fees                                         56,431
-------------------------------------------------------------
Distribution fees - Series II                             639
-------------------------------------------------------------
Transfer agent fees                                    11,542
-------------------------------------------------------------
Trustees' fees                                          9,129
-------------------------------------------------------------
Other                                                  51,070
=============================================================
    Total expenses                                  1,105,932
=============================================================
Less: Fees waived                                      (1,275)
-------------------------------------------------------------
    Expenses paid indirectly                             (116)
=============================================================
    Net expenses                                    1,104,541
=============================================================
Net investment income                               1,788,118
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (14,724,522)
-------------------------------------------------------------
  Foreign currencies                                   18,364
-------------------------------------------------------------
  Futures contracts                                (1,425,872)
-------------------------------------------------------------
  Option contracts written                             46,894
=============================================================
                                                  (16,085,136)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (4,128,565)
-------------------------------------------------------------
  Foreign currencies                                      284
-------------------------------------------------------------
  Futures contracts                                   (35,779)
=============================================================
                                                   (4,164,060)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts and
  option contracts                                (20,249,196)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(18,461,078)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                             AIM V.I. BALANCED FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,788,118    $  2,291,059
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                             (16,085,136)     (9,282,433)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                    (4,164,060)     (4,254,811)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (18,461,078)    (11,246,185)
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (2,269,083)     (1,807,108)
------------------------------------------------------------------------------------------
  Series II                                                        (18,693)             --
------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (1,822,445)     32,754,770
------------------------------------------------------------------------------------------
  Series II                                                        775,141              --
==========================================================================================
    Net increase (decrease) in net assets                      (21,796,158)     19,701,477
==========================================================================================

NET ASSETS:

  Beginning of year                                            105,394,757      85,693,280
==========================================================================================
  End of year                                                 $ 83,598,599    $105,394,757
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $115,469,762    $116,517,075
------------------------------------------------------------------------------------------
  Undistributed net investment income                            1,821,292       2,226,310
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and option contracts          (28,577,873)    (12,398,106)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and futures contracts        (5,114,582)       (950,522)
==========================================================================================
                                                              $ 83,598,599    $105,394,757
__________________________________________________________________________________________
==========================================================================================

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Balanced Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Currently SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as

                             AIM V.I. BALANCED FUND
     of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs. The difference between the selling price and the future repurchase price is recorded as an adjustment to Interest Income.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The fund will segregate assets to cover its obligations under dollar roll transactions.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be

                             AIM V.I. BALANCED FUND
     exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

J. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The risk in buying an option is that the Fund pays a premiums whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

K. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $1,275.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $270,132, of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $6,338 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $639.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,733 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $116 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $116.

                             AIM V.I. BALANCED FUND

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                     ---------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                        --       $     --
----------------------------------------------------------
Written                                 582         73,773
----------------------------------------------------------
Closed                                 (298)       (37,802)
----------------------------------------------------------
Exercised                              (131)       (19,594)
----------------------------------------------------------
Expired                                (153)       (16,377)
==========================================================
End of year                              --       $     --
__________________________________________________________
==========================================================

NOTE 7--FUTURES CONTRACTS

On December 31, 2002, $1,035,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of December 31, 2002 were as follows:

                                                                UNREALIZED
                        NO. OF       MONTH/        MARKET      APPRECIATION
CONTRACT               CONTRACTS   COMMITMENT      VALUE      (DEPRECIATION)
----------------------------------------------------------------------------
S&P 500 Index             11       Mar-03/Long   $2,416,975     $(36,514)
____________________________________________________________________________
============================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                          2002          2001
---------------------------------------------------------------
Distributions paid from:
Ordinary income                        $2,287,776    $1,807,108
_______________________________________________________________
===============================================================

Tax Components of Beneficial Interest:

  As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                  $ (5,550,960)
-------------------------------------------------------------
Undistributed ordinary income                       1,876,984
-------------------------------------------------------------
Post-October capital loss deferral                   (600,292)
-------------------------------------------------------------
Temporary book/tax differences                        (26,964)
-------------------------------------------------------------
Capital loss carryforward                         (27,569,931)
-------------------------------------------------------------
Shares of beneficial interest                     115,469,762
=============================================================
                                                 $ 83,598,599
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, bond premium amortization and the treatment of defaulted bonds. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $237.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2008                              $ 2,283,751
-----------------------------------------------------------
December 31, 2009                                9,069,227
-----------------------------------------------------------
December 31, 2010                               16,216,953
===========================================================
                                               $27,569,931
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $78,405,711 and $80,570,361, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                           $ 2,802,599
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (8,353,796)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                           $(5,551,197)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $89,652,974.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of bond premium amortization, paydowns on mortgage backed securities and foreign currency transactions on December 31, 2002, undistributed net investment income was increased by $94,640, undistributed net realized gains decreased by $94,631 and shares of beneficial interest decreased by $9. This reclassification had no effect on the net assets of the Fund.

                             AIM V.I. BALANCED FUND

NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                         2002                         2001
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,829,800    $ 17,783,774    3,315,299    $38,177,054
--------------------------------------------------------------------------------------------------------------------
  Series II*                                                      91,699         849,224           --             --
====================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       259,028       2,269,083      170,643      1,807,109
--------------------------------------------------------------------------------------------------------------------
  Series II*                                                       2,139          18,693           --             --
====================================================================================================================
Reacquired:
  Series I                                                    (2,334,627)    (21,875,302)    (646,498)    (7,229,393)
--------------------------------------------------------------------------------------------------------------------
  Series II*                                                      (9,890)        (92,776)          --             --
====================================================================================================================
                                                                (161,851)   $ (1,047,304)   2,839,444    $32,754,770
____________________________________________________________________________________________________________________
====================================================================================================================

* Series II shares commenced sales on January 24, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         SERIES I
                                                         ------------------------------------------------------------------------
                                                                                                                     MAY 1, 1998
                                                                                                                        (DATE
                                                                                                                     OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                      COMMENCED) TO
                                                         ----------------------------------------------------       DECEMBER 31,
                                                          2002           2001            2000          1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 10.84       $  12.46         $ 13.04       $ 11.14          $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.18(a)        0.27(a)(b)      0.37(a)       0.31(a)          0.12
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (2.02)         (1.70)          (0.93)         1.83             1.18
=================================================================================================================================
    Total from investment operations                       (1.84)         (1.43)          (0.56)         2.14             1.30
=================================================================================================================================
Less distributions:
  Dividends from net investment income                     (0.25)         (0.19)          (0.02)        (0.17)           (0.14)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       --             --              --         (0.07)           (0.02)
=================================================================================================================================
    Total distributions                                    (0.25)         (0.19)          (0.02)        (0.24)           (0.16)
=================================================================================================================================
Net asset value, end of period                           $  8.75       $  10.84         $ 12.46       $ 13.04          $ 11.14
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           (17.02)%       (11.43)%         (4.28)%       19.31%           13.02%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $82,866       $105,395         $85,693       $48,307          $10,343
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          1.17%(d)       1.12%           1.10%         1.21%            1.18%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       1.17%(d)       1.12%           1.10%         1.31%            2.83%(e)
=================================================================================================================================
Ratio of net investment income to average net assets        1.90%(d)       2.37%(b)        2.80%         2.66%            3.71%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       90%            55%             49%           57%               9%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.29 and the ratio of net investment income to average net assets would have been 2.52%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $94,009,578.
(e)  Annualized.

                             AIM V.I. BALANCED FUND

                                                                 SERIES II
                                                              ----------------
                                                              JANUARY 24, 2002
                                                                (DATE SALES
                                                               COMMENCED) TO
                                                                DECEMBER 31,
                                                              ----------------
Net asset value, beginning of period                              $ 10.70
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.14(a)
------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (1.86)
==============================================================================
    Total from investment operations                                (1.72)
==============================================================================
Less distributions from net investment income                       (0.25)
==============================================================================
Net asset value, end of period                                    $  8.73
______________________________________________________________________________
==============================================================================
Total return(b)                                                    (16.12)%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $   733
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:                             1.42%(c)
==============================================================================
Ratio of net investment income to average net assets                 1.65%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate                                                90%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are annualized and based on average daily net assets of $273,650.

                             AIM V.I. BALANCED FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Balanced Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Balanced Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                             AIM V.I. BALANCED FUND

Trustees and Officers

As of January 1, 2003

The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.             None
   Trustee                                            (registered investment company);
                                                      Director, Magellan Insurance Company;
                                                      Member of Advisor Board of Rotary Power
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                             AIM V.I. BALANCED FUND

As of January 1, 2003


The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1993               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1993               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1993               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1993               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1818 Market Street
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2400
                          Houston, TX 77046         Houston, TX 77046         Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
3000 K N.W., Suite 500    & Frankel LLP             Inc.                      Trust Company
Washington, D.C. 20007    919 Third Avenue          P.O. Box 4739             225 Franklin Street
                          New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2002, 16.71% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 16.48% was derived from U.S. Treasury
Obligations.

                             AIM V.I. BALANCED FUND

                            AIM V.I. BASIC VALUE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS  THROUGHOUT FISCAL YEAR

AIM V.I. Basic Value Fund delivered negative returns for the year ending December 31, 2002, as the three-year downturn continued on Wall Street. AIM V.I. Basic Value Fund Series I shares returned -22.15%, and Series II shares -22.34%. The Russell 1000 Value Index, an index measuring the performance of funds with the same investment strategy, returned -15.52%.
    Major market indexes also ended the fiscal year with negative returns comparable to fund performance. The Russell 1000 Index returned -21.65%, the Lipper Large Cap Value Fund Index returned -19.68%, and the S&P 500 returned -22.09%.

RELEVANT MARKET CONDITIONS
The year 2002 was a severe disappointment. While we successfully avoided most of the bear market during the past few years, even the undervalued stocks in AIM V.I. Basic Value Fund's portfolio came under attack in the latter part of 2002. With every sector of the S&P 500 losing value, the decline was too broad-based to avoid. The unwinding of financial bubbles is always painful, but the process also creates opportunities for patient investors. At fiscal year-end, investors were concerned about everything: economic growth, consumer spending, weakening credit, accounting fraud, corporate dishonesty, the fairness of capital markets, war, terrorism, and the simple fear of losing more money in the stock market.
    By contrast, a few years ago, the investing and economic atmosphere was characterized by a general euphoria, a stronger economy, and rising stock prices. In that environment investors were seeking risk and equity exposure when the risk of a permanent loss of capital was, in fact, very high, and it is likely that capital losses experienced in the technology sector and other overvalued areas of the market during the past few years are in fact permanent. Thankfully our valuation discipline identified these risks well in advance, and we were not hard hit when the technology sector unraveled.
    Following one of the most severe bear markets in history, we believe the risk of a permanent loss of capital is now much lower.

FUND STRATEGIES AND TECHNIQUES
In the current environment, we have resisted the temptation to build a defensive portfolio for short-term gain. As always, we have remained focused on creating long-term value for our shareholders. As a result, we have been more active in 2002 than is typical - adding many market leaders that were significantly undervalued such as Walt Disney, Omnicom, Applied Materials, Safeway, Merrill Lynch, Wyeth, and Bank of New York among others.
    By taking advantage of recent price declines, we believe we were able to increase the intrinsic value of the portfolio even as the market value of our holdings has declined.
    We manage the fund based on the philosophy that business value is separate from but eventually determines market value. Our goal is to grow your capital by investing primarily in U.S. companies that are significantly undervalued on an absolute basis. The AIM V.I. Basic Value Fund philosophy recognizes businesses have an intrinsic value that is independent of the market, stock prices are more volatile than business values, investors regularly overreact to negative news and a long-term horizon is required to profit from market volatility.
    When the stock market is viewed through this intrinsic-value lens, it becomes clear that investment risk has little to do with historical prices and popular volatility measures. In fact, we believe that risk is often inversely related to price. This creates a paradox: investment risk may, in fact, be low precisely where it appears high. We think this is the case with Tyco and other controversial but significantly undervalued stocks that we have been buying.
    We think a compelling opportunity may be forming in the equity markets based on the following:
o   Many risks are recognized and already factored into recent stock prices.
o Business values are largely stable despite significantly lower stock prices.

PORTFOLIO COMPOSITION
as of 12/31/02, based on total net assets

========================================================================================================
TOP 10 EQUITY HOLDINGS                                TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------
 1. Tyco International Ltd. (Bermuda)         4.0%     1. Diversified Financial Services           13.6%

 2. Waste Management, Inc.                    3.1      2. Oil & Gas Drilling                        6.8

 3. Gap, Inc. (The)                           3.1      3. Banks                                     6.3

 4. Omnicom Group Inc.                        2.9      4. Advertising                               5.0

 5. Ensco International Inc.                  2.9      5. Property & Casualty Insurance             4.8

 6. Computer Associates Intl., Inc.           2.8      6. Data Processing Services                  4.4

 7. H&R Block, Inc.                           2.8      7. Building Products                         4.1

 8. Freddie Mac                               2.7      8. Industrial Conglomerates                  4.0

 9. Citigroup Inc.                            2.6      9. Diversified Commercial Services           3.8

10. First Data Corp.                          2.5     10. Food Retail                               3.5

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

========================================================================================================

                           AIM V.I. BASIC VALUE FUND

================================================================================
RESULTS OF A $10,000 INVESTMENT
9/10/01-12-31-02
Index data from 8/31/01-12/31/02

                                  [LINE CHART]

Source: Lipper, Inc.


                                                                                                         LIPPER LARGE
INDEX PERFORMANCE    VI BASIC VALUE -   VI BASIC VALUE -                                                 CAP VALUE
IS FROM 8/30/01      SERIES I           SERIES II         RUSSELL 1000   S&P 500   RUSSELL 1000 VALUE    FUND IX

     9/10/2001          10000               10000            10000        10000           10000              10000
     9/30/2001           9210                9210             9152         9193            9296               9220
    10/31/2001           9270                9270             9342         9369            9216               9280
    11/30/2001           9950                9950            10062        10087            9752               9875
    12/31/2001          10263               10258            10169        10176            9982              10024
     1/31/2002          10183               10178            10040        10027            9905               9838
     2/28/2002           9992                9987             9840         9834            9921               9784
     3/31/2002          10723               10717            10245        10204           10390              10216
     4/30/2002          10342               10337             9658         9585           10034               9781
     5/31/2002          10292               10287             9573         9515           10084               9793
     6/30/2002           9281                9267             8866         8838            9505               9111
     7/31/2002           8289                8276             8210         8149            8621               8324
     8/31/2002           8430                8426             8253         8202            8686               8379
     9/30/2002           7418                7406             7367         7312            7721               7411
    10/31/2002           7888                7876             7979         7954            8293               7955
    11/30/2002           8509                8497             8446         8422            8815               8453
    12/31/2002           7990                7966             7967         7928            8432               8051

Past performance cannot guarantee comparable future results.
=====================================================================================================================

                                  FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/02

SERIES I SHARES
Inception (9/10/01)              -15.78%
   1 Year                        -22.15

SERIES II SHARES
Inception (9/10/01)              -15.97%
   1 Year                        -22.34

AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each share class differ.
    AIM V.I. Basic Value Fund is for shareholders who seek long-term growth of capital by investing in stocks of companies that undervalued in relation to long-term earning power or other factors.
    Since the last reporting period, the fund has elected to use the S&P 500 as its broad-based market index since the S&P 500 is such a widely recognized gauge of general stock market performance. The fund will no longer measure its performance against the Russell 1000 Fund Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund has also included a style-specific index, the Russell 1000 Value Fund Index. The fund believes this index more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper Large-Cap Value Fund Index, is included for comparison to a peer group.
    The unmanaged Russell 1000 Value Index measures the performance of Russell 1000 companies with lower price/book ratios and lower forecasted growth values. The unmanaged Russell 1000 Index is an index of common stocks that measures performance of the largest 1,000 U.S. companies based on market capitalization. The unmanaged Lipper Large-Cap Value Fund Index represents an average of the performance of the 30 largest large-capitalization value funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.
    Had the advisor not waived fees and/or absorbed fund expenses over the reporting period, returns would have been lower.
    In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

o The economy is predicted to recover within our two to three year investment horizon, just as it has in every previous business cycle.
o We own many quality businesses selling at a substantial discount to intrinsic value.
o The fund has a near record discount between year-end market value and our estimate of portfolio intrinsic value.
    A few stocks of particular interest include:
o Omnicom is a leading holding for the fund and was a top performer during 2002. We had the opportunity to buy this high-quality advertising and marketing firm when it was temporarily depressed by mid-year accounting worries. Our research continues to indicate a solid market position, strong cash flows, as well as an attractive growth rate and valuation.
o Tyco International is now under new management, and is working to move beyond the controversy associated with its former CEO. The company is now the fund's largest holding. Although the Tyco stock price plunged during the year, its financial health has begun to stabilize and cash flows continue to be attractive relative to the company's market value.
o Computer Associates is one of the world's largest software companies, offering more than 800 products. We believe recent price declines represent a compelling investment opportunity for investors willing to look past negative headlines to focus on the substantial and stable cash flow the company continues to produce. This cash flow illustrates the company's powerful market position and is the foundation of our intrinsic value estimate.

IN CLOSING
We have been disappointed in both our absolute and our relative performance this fiscal year, but we remain convinced of the effectiveness of our value investment discipline. We realize how disturbing recent market volatility has been. We hope you will share our patience.

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 12/31/02

                 BRET STANLEY, LEAD MANAGER MATTHEW SEINSHEIMER

                                  MICHAEL SIMON

                          ASSISTED BY BASIC VALUE TEAM

Schedule of Investments

December 31, 2002

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
DOMESTIC COMMON STOCKS-84.54%

Advertising-5.03%

Interpublic Group of Cos., Inc. (The)            305,000   $  4,294,400
-----------------------------------------------------------------------
Omnicom Group Inc.                                91,150      5,888,290
=======================================================================
                                                             10,182,690
=======================================================================

Aerospace & Defense-1.06%

Honeywell International Inc.                      89,400      2,145,600
=======================================================================

Apparel Retail-3.06%

Gap, Inc. (The)                                  399,000      6,192,480
=======================================================================

Banks-6.30%

Bank of America Corp.                             65,000      4,522,050
-----------------------------------------------------------------------
Bank of New York Co., Inc. (The)                 172,600      4,135,496
-----------------------------------------------------------------------
Bank One Corp.                                   112,100      4,097,255
=======================================================================
                                                             12,754,801
=======================================================================

Building Products-4.13%

American Standard Cos. Inc.(a)                    61,550      4,378,667
-----------------------------------------------------------------------
Masco Corp.                                      189,550      3,990,027
=======================================================================
                                                              8,368,694
=======================================================================

Data Processing Services-4.38%

Ceridian Corp.(a)                                261,450      3,770,109
-----------------------------------------------------------------------
First Data Corp.                                 143,850      5,093,728
=======================================================================
                                                              8,863,837
=======================================================================

Diversified Commercial Services-3.83%

Cendant Corp.(a)                                 209,750      2,198,180
-----------------------------------------------------------------------
H&R Block, Inc.                                  138,550      5,569,710
=======================================================================
                                                              7,767,890
=======================================================================

Diversified Financial Services-13.61%

Citigroup Inc.                                   151,650      5,336,563
-----------------------------------------------------------------------
Freddie Mac                                       92,700      5,473,935
-----------------------------------------------------------------------
J.P. Morgan Chase & Co.                          208,050      4,993,200
-----------------------------------------------------------------------
Janus Capital Group Inc.                         198,050      2,588,513
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        127,000      4,819,650
-----------------------------------------------------------------------
Morgan Stanley                                   108,950      4,349,284
=======================================================================
                                                             27,561,145
=======================================================================

Electric Utilities-1.08%

PG&E Corp.(a)                                    157,350      2,187,165
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

Electronic Equipment & Instruments-2.21%

Waters Corp.(a)                                  205,450   $  4,474,701
=======================================================================

Employment Services-0.81%

Robert Half International Inc.(a)                101,750      1,639,192
=======================================================================

Environmental Services-3.08%

Waste Management, Inc.                           272,500      6,245,700
=======================================================================

Food Retail-3.53%

Kroger Co. (The)(a)                              316,450      4,889,153
-----------------------------------------------------------------------
Safeway Inc.(a)                                   96,900      2,263,584
=======================================================================
                                                              7,152,737
=======================================================================

General Merchandise Stores-1.79%

Target Corp.                                     120,650      3,619,500
=======================================================================

Health Care Distributors & Services-3.53%

IMS Health Inc.                                  243,750      3,900,000
-----------------------------------------------------------------------
McKesson Corp.                                   120,100      3,246,303
=======================================================================
                                                              7,146,303
=======================================================================

Hotels, Resorts & Cruise Lines-1.57%

Starwood Hotels & Resorts Worldwide, Inc.        133,600      3,171,664
=======================================================================

Industrial Machinery-1.62%

Parker-Hannifin Corp.                             71,050      3,277,537
=======================================================================

Leisure Products-1.53%

Mattel, Inc.                                     162,000      3,102,300
=======================================================================

Life & Health Insurance-1.21%

UnumProvident Corp.                              139,950      2,454,723
=======================================================================

Managed Health Care-1.50%

UnitedHealth Group Inc.                           36,400      3,039,400
=======================================================================

Movies & Entertainment-1.75%

Walt Disney Co. (The)                            216,950      3,538,455
=======================================================================

Multi-Utilities & Unregulated Power-1.51%

Duke Energy Corp.                                157,050      3,068,757
=======================================================================

Oil & Gas Drilling-4.95%

ENSCO International Inc.                         198,150      5,835,518
-----------------------------------------------------------------------
Transocean Inc.                                  180,300      4,182,960
=======================================================================
                                                             10,018,478
=======================================================================

                           AIM V.I. BASIC VALUE FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

Pharmaceuticals-2.07%

Wyeth                                            111,900   $  4,185,060
=======================================================================

Property & Casualty Insurance-2.41%

MGIC Investment Corp.                             48,950      2,021,635
-----------------------------------------------------------------------
Radian Group Inc.                                 77,100      2,864,265
=======================================================================
                                                              4,885,900
=======================================================================

Semiconductor Equipment-3.15%

Applied Materials, Inc.(a)                       220,000      2,866,600
-----------------------------------------------------------------------
Novellus Systems, Inc.(a)                        125,200      3,515,616
=======================================================================
                                                              6,382,216
=======================================================================

Systems Software-2.78%

Computer Associates International, Inc.          417,300      5,633,550
=======================================================================

Telecommunications Equipment-1.06%

Motorola, Inc.                                   247,250      2,138,713
=======================================================================
    Total Domestic Common Stocks (Cost
      $185,466,304)                                         171,199,188
=======================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-11.61%

Bermuda-8.23%

Nabors Industries, Ltd. (Oil & Gas
  Drilling)(a)                                   104,550      3,687,478
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
Bermuda-(Continued)

Tyco International Ltd. (Industrial
  Conglomerates)                                 468,950   $  8,009,666
-----------------------------------------------------------------------
Weatherford International Ltd. (Oil & Gas
  Equipment & Services)(a)                       124,450      4,969,289
=======================================================================
                                                             16,666,433
=======================================================================

Cayman Islands-2.36%

ACE Ltd. (Property & Casualty Insurance)         163,300      4,791,222
=======================================================================

Netherlands-1.02%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Consumer Electronics)    116,700      2,063,256
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $25,169,150)                           23,520,911
=======================================================================

MONEY MARKET FUNDS-8.07%

STIC Liquid Assets Portfolio(b)                8,169,237      8,169,237
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        8,169,237      8,169,237
=======================================================================
    Total Money Market Funds (Cost
      $16,338,474)                                           16,338,474
=======================================================================
TOTAL INVESTMENTS-104.22% (Cost $226,973,928)               211,058,573
=======================================================================
OTHER ASSETS LESS LIABILITIES-(4.22%)                        (8,545,100)
=======================================================================
NET ASSETS-100.00%                                         $202,513,473
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                           AIM V.I. BASIC VALUE FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost $226,973,928)                    $211,058,573
--------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                       231,508
--------------------------------------------------------------------------------
  Fund shares sold                                                       629,499
--------------------------------------------------------------------------------
  Dividends                                                              285,926
--------------------------------------------------------------------------------
Investment for deferred compensation plan                                  3,739
--------------------------------------------------------------------------------
Other assets                                                                 756
================================================================================
    Total assets                                                     212,210,001
________________________________________________________________________________
================================================================================

LIABILITIES:

Payables for:
  Investments purchased                                                9,417,309
--------------------------------------------------------------------------------
  Fund shares reacquired                                                  69,021
--------------------------------------------------------------------------------
  Deferred compensation plan                                               3,739
--------------------------------------------------------------------------------
Accrued administrative services fees                                      96,723
--------------------------------------------------------------------------------
Accrued distribution fees -- Series II                                    50,776
--------------------------------------------------------------------------------
Accrued transfer agent fees                                                6,787
--------------------------------------------------------------------------------
Accrued operating expenses                                                52,173
================================================================================
    Total liabilities                                                  9,696,528
================================================================================
Net assets applicable to shares outstanding                         $202,513,473
________________________________________________________________________________
================================================================================

NET ASSETS:

Series I                                                            $ 97,916,361
________________________________________________________________________________
================================================================================
Series II                                                           $104,597,112
________________________________________________________________________________
================================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                                              12,273,863
________________________________________________________________________________
================================================================================
Series II                                                             13,138,621
________________________________________________________________________________
================================================================================
Series I:
  Net asset value per share                                         $       7.98
________________________________________________________________________________
================================================================================
Series II:
  Net asset value per share                                         $       7.96
________________________________________________________________________________
================================================================================

Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $1,823)                $  1,101,710
--------------------------------------------------------------------------------
Dividends from affiliated money market funds                             128,175
================================================================================
    Total investment income                                            1,229,885
================================================================================

EXPENSES:

Advisory fees                                                            665,840
--------------------------------------------------------------------------------
Administrative services fees                                             261,045
--------------------------------------------------------------------------------
Custodian fees                                                            67,243
--------------------------------------------------------------------------------
Distribution fees -- Series II                                            80,129
--------------------------------------------------------------------------------
Transfer agent fees                                                       18,642
--------------------------------------------------------------------------------
Trustees' fees                                                             9,083
--------------------------------------------------------------------------------
Other                                                                     42,798
================================================================================
    Total expenses                                                     1,144,780
================================================================================
Less: Fees waived                                                           (909)
--------------------------------------------------------------------------------
    Expenses paid indirectly                                                (123)
================================================================================
    Net expenses                                                       1,143,748
================================================================================
Net investment income                                                     86,137
================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:

Net realized gain (loss) from investment securities                   (5,434,212)
--------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investment
  securities                                                         (16,952,445)
================================================================================
Net gain (loss) from investment securities                           (22,386,657)
================================================================================
Net increase (decrease) in net assets resulting from operations     $(22,300,520)
________________________________________________________________________________
================================================================================

See Notes to Financial Statements.
                           AIM V.I. BASIC VALUE FUND

Statement of Changes in Net Assets

For the year ended December 31, 2002 and the period September 10, 2001 (date operations commenced) to December 31, 2001

                                                         2002           2001
--------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                              $     86,137    $     7,048
--------------------------------------------------------------------------------
  Net realized gain (loss) from investment
    securities                                         (5,434,212)      (112,647)
--------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities           (16,952,445)     1,037,090
================================================================================
    Net increase (decrease) in net assets resulting
     from operations                                  (22,300,520)       931,491
================================================================================
Distributions to shareholders from net investment
  income:
  Series I                                                 (1,149)       (18,751)
--------------------------------------------------------------------------------
  Series II                                                (1,176)          (380)
--------------------------------------------------------------------------------
Share transactions-net:
  Series I                                             95,319,632     18,738,090
--------------------------------------------------------------------------------
  Series II                                           109,345,836        500,400
================================================================================
    Net increase in net assets                        182,362,623     20,150,850
================================================================================

NET ASSETS:

  Beginning of year                                    20,150,850             --
================================================================================
  End of year                                        $202,513,473    $20,150,850
________________________________________________________________________________
================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                      $223,892,597    $19,227,129
--------------------------------------------------------------------------------
  Undistributed net investment income                      83,090           (722)
--------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities                              (5,546,859)      (112,647)
--------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of
    investment securities                             (15,915,355)     1,037,090
================================================================================
                                                     $202,513,473    $20,150,850
________________________________________________________________________________
================================================================================

See Notes to Financial Statements.
                           AIM V.I. BASIC VALUE FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Basic Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

                           AIM V.I. BASIC VALUE FUND

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% of the first $500 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets on the next $500 million, plus 0.675% of the Fund's average daily net assets on the next $500 million, plus 0.65% of the Fund's average daily nest assets in excess of $1.5 billion. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $909.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $261,045 of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $9,120 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $80,129.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,740 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $123 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $123.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the periods ended December 31, 2002 and 2001 was as follows:

                                                                2002      2001
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income                                              $2,325    $19,131
________________________________________________________________________________
================================================================================


Tax Components of Beneficial Interest:

  As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                                       $     88,664
--------------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments                (16,204,126)
--------------------------------------------------------------------------------
Temporary book/tax differences                                            (5,574)
--------------------------------------------------------------------------------
Capital loss carryforward                                             (5,258,088)
--------------------------------------------------------------------------------
Shares of beneficial interest                                        223,892,597
================================================================================
                                                                    $202,513,473
________________________________________________________________________________
================================================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

                           AIM V.I. BASIC VALUE FUND

  The Fund's capital loss carryforward expires as follows:

                                                                    CAPITAL LOSS
EXPIRATION                                                          CARRYFORWARD
--------------------------------------------------------------------------------
December 31, 2009                                                    $    4,100
--------------------------------------------------------------------------------
December 31, 2010                                                     5,253,988
================================================================================
                                                                     $5,258,088
________________________________________________________________________________
================================================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $217,211,924 and $19,035,877, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment securities        $  3,085,466
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (19,289,592)
==============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                      $(16,204,126)
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $227,262,699.


NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the year ended December 31, 2002 and the period September 10, 2001 (date operations commenced) to December 31, 2001 were as follows:

                                    2002                          2001
                         ---------------------------    ------------------------
                           SHARES          AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------
Sold:
  Series I               11,859,976     $108,027,378    1,956,344    $19,139,289
--------------------------------------------------------------------------------
  Series II              13,491,664      112,789,473       50,002        500,020
================================================================================
Issued as reinvestment
  of dividends:
  Series I                      143            1,149        1,886         18,751
--------------------------------------------------------------------------------
  Series II                     147            1,176           38            380
================================================================================
Reacquired:
  Series I               (1,501,923)     (12,708,895)     (42,563)      (419,950)
--------------------------------------------------------------------------------
  Series II                (403,230)      (3,444,813)          --             --
================================================================================
                         23,446,777     $204,665,468    1,965,707    $19,238,490
________________________________________________________________________________
================================================================================

                           AIM V.I. BASIC VALUE FUND

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                         SERIES I
                                           -------------------------------------
                                                              SEPTEMBER 10, 2001
                                                              (DATE OPERATIONS
                                           YEAR ENDED         COMMENCED) TO
                                           DECEMBER 31,       DECEMBER 31,
                                              2002                2001
--------------------------------------------------------------------------------
Net asset value, beginning of period          $  10.25             $ 10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.02(a)             0.01
--------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)               (2.29)               0.25
================================================================================
    Total from investment operations             (2.27)               0.26
================================================================================
Less distributions from net investment
  income                                         (0.00)              (0.01)
================================================================================
Net asset value, end of period                $   7.98             $ 10.25
________________________________________________________________________________
================================================================================
Total return(b)                                 (22.15)%              2.63%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                    $ 97,916             $19,638
________________________________________________________________________________
================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and expense
    reimbursements                                1.16%(c)            1.27%(d)
--------------------------------------------------------------------------------
  Without fee waivers and expense
    reimbursements                                1.16%(c)            2.61%(d)
================================================================================
Ratio of net investment income to
  average net assets                              0.18%(c)            0.28%(d)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                             22%                  4%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $59,788,335.
(d)  Annualized.

                           AIM V.I. BASIC VALUE FUND


                                                          SERIES II
                                              ----------------------------------
                                                              SEPTEMBER 10, 2001
                                                              (DATE OPERATIONS
                                              YEAR ENDED      COMMENCED) TO
                                              DECEMBER 31,    DECEMBER 31,
                                                 2002             2001
--------------------------------------------------------------------------------
Net asset value, beginning of period            $  10.25            $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.01)(a)          0.00
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       (2.28)             0.26
================================================================================
    Total from investment operations               (2.29)             0.26
================================================================================
Less distributions from net investment
  income                                           (0.00)            (0.01)
================================================================================
Net asset value, end of period                  $   7.96            $10.25
________________________________________________________________________________
================================================================================
Total return(b)                                   (22.34)%            2.58%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $104,597            $  513
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense
    reimbursements                                  1.41%(c)          1.44%(d)
--------------------------------------------------------------------------------
  Without fee waivers and expense
    reimbursements                                  1.41%(c)          2.88%(d)
================================================================================
Ratio of net investment income (loss) to
  average net assets                               (0.07)%(c)         0.12%(d)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                               22%                4%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $32,051,622.
(d)  Annualized.

                           AIM V.I. BASIC VALUE FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Basic Value Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Basic Value Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                           AIM V.I. BASIC VALUE FUND

Trustees and Officers

As of January 1, 2003

The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.             None
   Trustee                                            (registered investment company);
                                                      Director, Magellan Insurance Company;
                                                      Member of Advisor Board of Rotary Power
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                           AIM V.I. BASIC VALUE FUND

As of January 1, 2003


The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1993               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1993               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1993               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1993               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1818 Market Street
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2400
                          Houston, TX 77046         Houston, TX 77046         Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
3000 K N.W., Suite 500    & Frankel LLP             Inc.                      Trust Company
Washington, D.C. 20007    919 Third Avenue          P.O. Box 4739             225 Franklin Street
                          New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2002, 100% is eligible for the dividends received deduction for corporations.

                           AIM V.I. BASIC VALUE FUND

                             AIM V.I. BLUE CHIP FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT FISCAL YEAR
For the one-year period ended December 31, 2002, the S&P 500 Index, frequently used as a general measure of U.S. stock market performance and the fund's new broad-based and style-specific index, returned -22.09%. For the same period, AIM V.I. Blue Chip Fund Series I shares returned -26.16% and Series II shares returned -26.34%.* The broad-based index against which the fund was formerly compared, the Russell 1000 Index, returned -21.65%, and the Lipper Large Cap Core Fund Index returned -21.23%.
    We know you are disappointed, as we are, that all of the returns cited are in negative territory. We want you to know that we view our obligations and your investments with utmost regard, and one of our obligations is to share with you our commitment to the fund's investment strategies and our reasons for that commitment.

RELEVANT MARKET CONDITIONS
The themes that appeared in 2001 continued to thwart all but brief market rebounds in 2002. These themes were, of course, the pall of doubt cast on corporate accounting practices, mixed economic signals, anemic company earnings and the possibility of war with Iraq. As a result, all major U.S. equity market indexes posted negative returns for the year.
    At year-end, investors were still wary and prone to take short-term profits when they could. World politics and the U.S. unemployment rate continued to dampen investor and consumer enthusiasm. Excluding auto sales, December retail sales were flat for the month, ending one of the weakest holiday-shopping seasons in more than a decade. As in most of the preceding 12 months, mixed economic signals contributed heavily to market volatility and investors' uncertainty.

FUND STRATEGIES AND TECHNIQUES
AIM V.I. Blue Chip Fund continued to follow its consistent strategy of broad diversification and stock selection focused on market leaders.
o Within the framework of broad sector diversification, we have always evaluated stocks individually. We own stocks because of our confidence in their staying power as market leaders, not because of the sectors they fall within.
o We blend AIM's growth and growth-at-a-reasonable-price (GARP) disciplines to identify companies that we feel offer superior earnings fundamentals whose stocks also represent good value relative to these fundamentals.
o Our intent is always to focus on long-term quality market leaders. This results in a rather low turnover. As of December 31, 2002, our annual turnover rate was 38%.
    Over the longer term, high-quality companies with above-average earnings fundamentals tend to be awarded premium valuations. As a result of the punishing market environment this year, we feel that the stocks of a number of good companies have been oversold, and this has created some opportunities. Therefore, we increased our total number of holdings somewhat, and we also began selectively adding to the number of shares we owned in certain companies.
    We are intent on being diversified across all sectors. For the year's last market rally, our strategy of investing in all market sectors allowed the fund to participate in the gains in those sectors with the strongest performance, technology and telecommunications. Our holdings in market-leading software companies like Microsoft and Oracle were top contributors to performance for the quarter, as were communications equipment company Cisco Systems and several semiconductor companies. Telecommunications stocks Vodafone and SBC also benefited the fund.
    Our commitment to market leaders has led us to be slightly overweight in health care. Being overweight in health care has been advantageous. In the third quarter of 2002, it was our best-performing sector. Later in the year, the health care sector was punished. One reason for this decline in share price was that

PORTFOLIO COMPOSITION
as of 12/31/02, based on total net assets

========================================================================================================
TOP 10 EQUITY HOLDINGS                                TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------
 1. Microsoft Corp.                          3.6%      1. Diversified Financial Services           11.7%

 2. Pfizer Inc.                              3.4       2. Pharmaceuticals                          10.1

 3. Exxon Mobil Corp.                        3.2       3. Banks                                     5.2

 4. Wal-Mart Stores, Inc.                    3.0       4. Systems Software                          4.6

 5. Johnson & Johnson                        3.0       5. General Merchandise Stores                4.2

 6. Citigroup Inc.                           2.9       6. Health Care Equipment                     4.2

 7. General Electric Co.                     2.9       7. Semiconductors                            4.0

 8. Bank of America Corp.                    2.1       8. Computer Hardware                         3.4

 9. Cisco Systems, Inc.                      2.1       9. Integrated Oil & Gas                      3.2

10. American International Group, Inc.       1.9      10. Industrial Conglomerates                  2.9

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security

========================================================================================================

                            AIM V.I. Blue Chip Fund

================================================================================
RESULTS OF A $10,000 INVESTMENT
12/29/99--12/31/02
Index data from 12/31/99-12/31/02

                                  [LINE CHART]

Source: Lipper, Inc.

INDEX PERFORMANCE     VI BLUE CHIP -                                        LIPPER LARGE CAP
IS FROM 12/31/99      SERIES I           RUSSELL 1000         S&P 500       CORE FUND  IX

    12/29/1999          10000                 10000            10000            10000
     1/31/2000           9700                  9591             9498             9596
     2/29/2000           9920                  9565             9318             9593
     3/31/2000          10760                 10436            10230            10427
     4/30/2000          10330                 10089             9922            10086
     5/31/2000          10020                  9828             9719             9829
     6/30/2000          10460                 10078             9958            10188
     7/31/2000          10370                  9911             9802            10029
     8/31/2000          10990                 10644            10411            10721
     9/30/2000          10300                 10150             9861            10151
    10/31/2000          10050                 10029             9820            10033
    11/30/2000           9149                  9112             9046             9150
    12/31/2000           9181                  9222             9090             9262
     1/31/2001           9371                  9526             9413             9524
     2/28/2001           8141                  8637             8556             8637
     3/31/2001           7361                  8063             8014             8107
     4/30/2001           8101                  8711             8636             8723
     5/31/2001           8080                  8770             8694             8772
     6/30/2001           7790                  8572             8482             8539
     7/31/2001           7540                  8455             8399             8415
     8/31/2001           6960                  7940             7874             7919
     9/30/2001           6320                  7266             7239             7318
    10/31/2001           6560                  7418             7377             7491
    11/30/2001           7090                  7989             7943             7982
    12/31/2001           7112                  8074             8013             8072
     1/31/2002           6962                  7972             7896             7944
     2/28/2002           6712                  7813             7744             7811
     3/31/2002           6992                  8134             8035             8076
     4/30/2002           6471                  7668             7548             7654
     5/31/2002           6321                  7601             7493             7598
     6/30/2002           5891                  7040             6959             7073
     7/31/2002           5491                  6519             6417             6548
     8/31/2002           5522                  6553             6459             6601
     9/30/2002           4982                  5849             5757             5960
    10/31/2002           5411                  6335             6263             6423
    11/30/2002           5572                  6705             6632             6710
    12/31/2002           5252                  6326             6242             6357

Past performance cannot guarantee comparable future results.
=====================================================================================

                                  FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/02

SERIES I SHARES
Inception (12/29/99)             -19.29%
   1 Year                        -26.16

SERIES II SHARES*
Inception                        -19.49%
   1 Year                        -26.34

*Performance shown for periods prior to the inception date of the Series II class of shares (3/13/02) reflects the historical results of the Series I class (inception date 12/29/99) adjusted to reflect the impact that the Series II class Rule 12b-1 plan would have had if the Series II class had then existed. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.
    AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    AIM V.I. Blue Chip Fund seeks to provide long-term growth of capital and, secondarily, current income. The fund seeks to meet these objectives by investing, normally, at least 80% of its assets in securities of blue chip companies. The fund considers blue chip companies to be large and medium-sized companies (i.e., companies which fall in the largest 85% of market capitalization of publicly traded companies listed in the United States) with leading market positions.
    Since the last reporting period, the fund has elected to use the Standard & Poor's Composite Index of 500 Stocks (the S&P 500) as its broad-based market index since the S&P 500 is such a widely recognized gauge of the U.S. stock market. The fund will no longer use the Russell 1000 Index, the index published in previous reports to shareholders, as its broad market index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. In addition, the unmanaged Lipper Large-Cap Core Fund Index is included for comparison to a peer group.
    The unmanaged S&P 500 is an index of common stocks frequently used as a general measure of U.S. stock-market performance. The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies. The unmanaged Lipper Large-Cap Core Fund Index represents an average of the performance of the 30 largest large-capitalization core equity funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.
    In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

the financial markets rotated out of more defensive sectors like health care and into more cyclical sectors like information technology and telecommunications. We will continue to hold our health care services, medical equipment and pharmaceutical stocks that are market leaders in those industries.
    As of December 31, 2002, our portfolio contained stocks within all 10 sectors of the S&P 500.
o In the health care sector, Zimmer Holdings, a medical equipment company did well this year. Zimmer produces knee and hip joint replacement implants. In the managed health care industry, United-Health Group continued to hold up well.
o Consumer staples was the S&P's best-performing sector for the year, and in that sector we owned outperformers Procter & Gamble and Sysco. Sysco is the largest food service company in North America. For the quarter ended September 30, 2002, the firm reported a 10% growth in sales.
o The financial sector was hard hit this year by both market performance and investor mistrust caused by investigations into investment banking. Though our Citigroup holdings detracted for the short term, the company is a premier diversified financial services company, and we believe it has long-term attractiveness.

IN CLOSING
We believe that sector and industry diversification, individual stock selection and investing in market leaders positions the fund well for the current environment of uncertainty and volatility. Be assured that we continue to work diligently to meet the fund's investment objectives of providing long-term growth of capital and, secondarily, current income.

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 12/31/02

                          MONIKA H. DEGAN, LEAD MANAGER

                              JONATHAN C. SCHOOLAR

Schedule of Investments

December 31, 2002

                                                                   MARKET
                                                 SHARES             VALUE
----------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-93.50%

Advertising-0.46%

Omnicom Group Inc.                                  4,700        $   303,620
============================================================================

Aerospace & Defense-2.24%

Lockheed Martin Corp.                              10,800            623,700
----------------------------------------------------------------------------
United Technologies Corp.                          13,700            848,578
============================================================================
                                                                   1,472,278
============================================================================

Aluminum-0.55%

Alcoa Inc.                                         16,000            364,480
============================================================================

Apparel Retail-0.70%

Gap, Inc. (The)                                    21,100            327,472
----------------------------------------------------------------------------
Limited Brands                                      9,500            132,335
============================================================================
                                                                     459,807
============================================================================

Banks-5.16%

Bank of America Corp.                              19,500          1,356,615
----------------------------------------------------------------------------
Fifth Third Bancorp                                14,700            860,685
----------------------------------------------------------------------------
Wells Fargo & Co.                                  25,100          1,176,437
============================================================================
                                                                   3,393,737
============================================================================

Biotechnology-1.31%

Amgen Inc.(a)                                      17,800            860,452
============================================================================

Brewers-0.76%

Anheuser-Busch Cos., Inc.                          10,300            498,520
============================================================================

Broadcasting & Cable TV-0.98%

Clear Channel Communications, Inc.(a)              17,200            641,388
============================================================================

Building Products-0.58%

Masco Corp.                                        18,200            383,110
============================================================================

Computer Hardware-3.38%

Dell Computer Corp.(a)                             42,400          1,133,776
----------------------------------------------------------------------------
Hewlett-Packard Co.                                19,800            343,728
----------------------------------------------------------------------------
International Business Machines Corp.               9,600            744,000
============================================================================
                                                                   2,221,504
============================================================================

Data Processing Services-2.27%

First Data Corp.                                   25,000            885,250
----------------------------------------------------------------------------
Fiserv, Inc.(a)                                    17,800            604,310
============================================================================
                                                                   1,489,560
============================================================================

                                                                   MARKET
                                                 SHARES             VALUE
----------------------------------------------------------------------------

Department Stores-1.00%

Kohl's Corp.(a)                                    11,800        $   660,210
============================================================================

Diversified Chemicals-0.26%

Du Pont (E. I.) de Nemours & Co.                    4,000            169,600
============================================================================

Diversified Financial Services-11.69%

American Express Co.                               20,600            728,210
----------------------------------------------------------------------------
Citigroup Inc.                                     54,600          1,921,374
----------------------------------------------------------------------------
Fannie Mae                                         16,000          1,029,280
----------------------------------------------------------------------------
Freddie Mac                                        14,900            879,845
----------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                     9,200            626,520
----------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            20,600            494,400
----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          17,200            652,740
----------------------------------------------------------------------------
Morgan Stanley                                     20,600            822,352
----------------------------------------------------------------------------
SLM Corp.                                           5,100            529,686
============================================================================
                                                                   7,684,407
============================================================================

Electric Utilities-1.02%

FPL Group, Inc.                                     5,700            342,741
----------------------------------------------------------------------------
Southern Co. (The)                                 11,500            326,485
============================================================================
                                                                     669,226
============================================================================

Food Distributors-1.30%

Sysco Corp.                                        28,600            851,994
============================================================================

General Merchandise Stores-4.24%

Costco Wholesale Corp.(a)                           6,300            176,778
----------------------------------------------------------------------------
Target Corp.                                       21,400            642,000
----------------------------------------------------------------------------
Wal-Mart Stores, Inc.                              39,000          1,969,890
============================================================================
                                                                   2,788,668
============================================================================

Health Care Distributors & Services-1.21%

Cardinal Health, Inc.                              13,400            793,146
============================================================================

Health Care Equipment-4.17%

Boston Scientific Corp.(a)                         15,300            650,556
----------------------------------------------------------------------------
Medtronic, Inc.                                    24,500          1,117,200
----------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          10,600            421,032
----------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           13,300            552,216
============================================================================
                                                                   2,741,004
============================================================================

Health Care Facilities-1.27%

HCA Inc.                                           20,200            838,300
============================================================================

                            AIM V.I. BLUE CHIP FUND

                                                                   MARKET
                                                 SHARES             VALUE
----------------------------------------------------------------------------

Home Improvement Retail-1.54%

Home Depot, Inc. (The)                             42,400        $ 1,015,904
============================================================================

Hotels, Resorts & Cruise Lines-0.75%

Carnival Corp. (Panama)                            19,900            496,505
============================================================================

Household Products-2.78%

Colgate-Palmolive Co.                              16,000            838,880
----------------------------------------------------------------------------
Procter & Gamble Co. (The)                         11,500            988,310
============================================================================
                                                                   1,827,190
============================================================================

Industrial Conglomerates-2.89%

General Electric Co.                               78,000          1,899,300
============================================================================

Industrial Gases-0.67%

Air Products & Chemicals, Inc.                     10,300            440,325
============================================================================

Integrated Oil & Gas-3.17%

Exxon Mobil Corp.                                  59,700          2,085,918
============================================================================

Integrated Telecommunication Services-1.85%

AT&T Corp.                                         11,300            295,043
----------------------------------------------------------------------------
BellSouth Corp.                                     8,000            206,960
----------------------------------------------------------------------------
SBC Communications Inc.                            26,400            715,704
============================================================================
                                                                   1,217,707
============================================================================

Life & Health Insurance-0.66%

Prudential Financial, Inc.                         13,700            434,838
============================================================================

Managed Health Care-1.31%

UnitedHealth Group Inc.                            10,300            860,050
============================================================================

Motorcycle Manufacturers-0.38%

Harley-Davidson, Inc.                               5,400            249,480
============================================================================

Movies & Entertainment-1.74%

Viacom Inc.-Class B(a)                             28,000          1,141,280
============================================================================

Multi-Line Insurance-1.86%

American International Group, Inc.                 21,200          1,226,420
============================================================================

Multi-Utilities & Unregulated Power-0.49%

Duke Energy Corp.                                  16,600            324,364
============================================================================

Networking Equipment-2.05%

Cisco Systems, Inc.(a)                            103,100          1,350,610
============================================================================

Oil & Gas Drilling-1.66%

ENSCO International Inc.                           15,500            456,475
----------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)               11,500            405,605
----------------------------------------------------------------------------

                                                                   MARKET
                                                 SHARES             VALUE
----------------------------------------------------------------------------
Oil & Gas Drilling-(Continued)

Transocean Inc.                                    10,000        $   232,000
============================================================================
                                                                   1,094,080
============================================================================

Oil & Gas Equipment & Services-0.66%

Schlumberger Ltd. (Netherlands)                    10,300            433,527
============================================================================

Pharmaceuticals-10.06%

Allergan, Inc.                                     10,300            593,486
----------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                        6,300            618,786
----------------------------------------------------------------------------
Johnson & Johnson                                  36,500          1,960,415
----------------------------------------------------------------------------
Pfizer Inc.                                        72,000          2,201,040
----------------------------------------------------------------------------
Pharmacia Corp.                                    12,300            514,140
----------------------------------------------------------------------------
Wyeth                                              19,500            729,300
============================================================================
                                                                   6,617,167
============================================================================

Railroads-0.60%

Canadian National Railway Co. (Canada)              9,500            394,820
============================================================================

Semiconductor Equipment-1.75%

Applied Materials, Inc.(a)                         61,300            798,739
----------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                10,000            353,700
============================================================================
                                                                   1,152,439
============================================================================

Semiconductors-4.02%

Analog Devices, Inc.(a)                            17,200            410,564
----------------------------------------------------------------------------
Intel Corp.                                        36,300            565,191
----------------------------------------------------------------------------
Linear Technology Corp.                            10,900            280,348
----------------------------------------------------------------------------
Maxim Integrated Products, Inc.                     3,700            122,248
----------------------------------------------------------------------------
Microchip Technology Inc.                          22,900            559,905
----------------------------------------------------------------------------
Micron Technology, Inc.(a)                         18,500            180,190
----------------------------------------------------------------------------
Texas Instruments Inc.                             19,700            295,697
----------------------------------------------------------------------------
Xilinx, Inc.(a)                                    11,300            232,780
============================================================================
                                                                   2,646,923
============================================================================

Soft Drinks-1.61%

Coca-Cola Co. (The)                                13,700            600,334
----------------------------------------------------------------------------
PepsiCo, Inc.                                      10,800            455,976
============================================================================
                                                                   1,056,310
============================================================================

Specialty Stores-0.79%

Bed Bath & Beyond Inc.(a)                          15,000            517,950
============================================================================

Systems Software-4.59%

Microsoft Corp.(a)                                 45,800          2,367,860
----------------------------------------------------------------------------
Oracle Corp.(a)                                    42,000            453,600
----------------------------------------------------------------------------
VERITAS Software Corp.(a)                          12,600            196,812
============================================================================
                                                                   3,018,272
============================================================================

                            AIM V.I. BLUE CHIP FUND

                                                                   MARKET
                                                 SHARES             VALUE
----------------------------------------------------------------------------

Telecommunications Equipment-0.44%

Nokia Oyj-ADR (Finland)                            18,700        $   289,850
============================================================================

Wireless Telecommunication Services-0.63%

Vodafone Group PLC-ADR (United Kingdom)            22,700            411,324
============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $70,865,788)                                61,487,564
============================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY BILLS-0.76%

1.18%, 03/20/03 (Cost $498,722)(b)             $  500,000(c)         498,722
============================================================================

                                               PRINCIPAL
                                                 AMOUNT

                                                                   MARKET
                                                 SHARES             VALUE
----------------------------------------------------------------------------
MONEY MARKET FUNDS-5.80%

STIC Liquid Assets Portfolio(d)                 1,909,358        $ 1,909,358
----------------------------------------------------------------------------
STIC Prime Portfolio(d)                         1,909,358          1,909,358
============================================================================
    Total Money Market Funds (Cost
      $3,818,716)                                                  3,818,716
============================================================================
TOTAL INVESTMENTS-100.06% (Cost $75,183,226)                      65,805,002
============================================================================
OTHER ASSETS LESS LIABILITIES-(0.06%)                                (42,170)
============================================================================
NET ASSETS-100.00%                                               $65,762,832
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) The principal amount was pledged as collateral to cover margin requirements for open futures contracts. See Note 6.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                            AIM V.I. BLUE CHIP FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost $75,183,226)  $65,805,002
------------------------------------------------------------
Receivables for:
  Investments sold                                    45,143
------------------------------------------------------------
  Variation margin                                     3,150
------------------------------------------------------------
  Fund shares sold                                    16,304
------------------------------------------------------------
  Dividends                                           45,598
------------------------------------------------------------
Investment for deferred compensation plan             12,345
------------------------------------------------------------
Other assets                                             320
============================================================
    Total assets                                  65,927,862
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              87,096
------------------------------------------------------------
  Deferred compensation plan                          12,345
------------------------------------------------------------
Accrued administrative services fees                  38,959
------------------------------------------------------------
Accrued distribution fees -- Series II                   135
------------------------------------------------------------
Accrued transfer agent fees                            2,608
------------------------------------------------------------
Accrued operating expenses                            23,887
============================================================
    Total liabilities                                165,030
============================================================
Net assets applicable to shares outstanding      $65,762,832
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $65,489,539
____________________________________________________________
============================================================
Series II                                        $   273,293
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                          12,471,076
____________________________________________________________
============================================================
Series II                                             52,142
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      5.25
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      5.24
____________________________________________________________
============================================================

Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $2,215)                                        $    680,703
-------------------------------------------------------------
Dividends from affiliated money market funds           58,196
-------------------------------------------------------------
Interest                                                8,533
=============================================================
    Total investment income                           747,432
=============================================================

EXPENSES:

Advisory fees                                         486,916
-------------------------------------------------------------
Administrative services fees                          207,856
-------------------------------------------------------------
Custodian fees                                         34,528
-------------------------------------------------------------
Distribution fees -- Series II                            211
-------------------------------------------------------------
Transfer agent fees                                    11,536
-------------------------------------------------------------
Trustees' fees                                          8,963
-------------------------------------------------------------
Other                                                  16,352
=============================================================
    Total expenses                                    766,362
=============================================================
Less: Fees waived                                        (602)
-------------------------------------------------------------
    Expenses paid indirectly                              (14)
=============================================================
    Net expenses                                      765,746
=============================================================
Net investment income (loss)                          (18,314)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (15,554,771)
-------------------------------------------------------------
  Futures contracts                                   539,706
=============================================================
                                                  (15,015,065)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (4,604,566)
-------------------------------------------------------------
  Futures contracts                                  (783,346)
=============================================================
                                                   (5,387,912)
=============================================================
Net gain (loss) from investment securities and
  futures contracts                               (20,402,977)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(20,421,291)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                            AIM V.I. BLUE CHIP FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002           2001
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    (18,314)   $   (74,326)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                          (15,015,065)    (7,619,531)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                 (5,387,912)    (2,129,492)
=========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (20,421,291)    (9,823,349)
=========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                              --         (8,180)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      25,763,748     40,173,563
-----------------------------------------------------------------------------------------
  Series II                                                        291,643             --
=========================================================================================
    Net increase in net assets                                   5,634,100     30,342,034
=========================================================================================

NET ASSETS:

  Beginning of year                                             60,128,732     29,786,698
=========================================================================================
  End of year                                                 $ 65,762,832    $60,128,732
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 98,767,349    $72,726,131
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (16,520)       (12,379)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and futures contracts                           (23,566,459)    (8,551,394)
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and futures contracts                            (9,421,538)    (4,033,626)
=========================================================================================
                                                              $ 65,762,832    $60,128,732
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.
                            AIM V.I. BLUE CHIP FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Blue Chip Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's primary investment objective is to achieve long-term growth of capital, with a secondary objective of current income.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held.

                            AIM V.I. BLUE CHIP FUND

     The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $602.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $207,856 of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $7,059 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $211.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $14 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $14.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--FUTURES CONTRACTS

On December 31, 2002, $148,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of December 31, 2002 were as follows:

                                                                UNREALIZED
                        NO. OF       MONTH/        MARKET      APPRECIATION
CONTRACT               CONTRACTS   COMMITMENT      VALUE      (DEPRECIATION)
----------------------------------------------------------------------------
S&P 500 Futures            9       Mar-03/Long   $1,977,525      $(43,314)
____________________________________________________________________________
============================================================================

                            AIM V.I. BLUE CHIP FUND

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                             2002      2001
------------------------------------------------------------
Distributions paid from ordinary income      $ --     $8,180
____________________________________________________________
============================================================

Tax Components of Beneficial Interest:

  As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                  $(14,448,449)
-------------------------------------------------------------
Temporary book/tax differences                        (16,520)
-------------------------------------------------------------
Capital loss carryforward                         (17,599,890)
-------------------------------------------------------------
Post-October capital loss deferral                   (939,658)
-------------------------------------------------------------
Shares of beneficial interest                      98,767,349
=============================================================
                                                 $ 65,762,832
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2008                              $   427,121
-----------------------------------------------------------
December 31, 2009                                5,392,628
-----------------------------------------------------------
December 31, 2010                               11,780,141
===========================================================
                                               $17,599,890
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $48,772,639 and $23,424,530, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $  1,232,562
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (15,681,011)
-------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  investment securities                          $(14,448,449)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $80,253,451.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of a net operating losses on December 31, 2002, undistributed net investment income was increased by $14,173 and shares of beneficial interest decreased by $14,173. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION


Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                         2002                         2001
                                                              --------------------------    -------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     7,212,098    $ 43,703,169     6,509,601    $49,761,632
---------------------------------------------------------------------------------------------------------------------
  Series II*                                                      59,871         337,748            --             --
=====================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                            --              --         1,178          8,180
=====================================================================================================================
Reacquired:
  Series I                                                    (3,203,422)    (17,939,421)   (1,292,618)    (9,596,249)
---------------------------------------------------------------------------------------------------------------------
  Series II*                                                      (7,729)        (46,105)           --             --
=====================================================================================================================
                                                               4,060,818    $ 26,055,391     5,218,161    $40,173,563
_____________________________________________________________________________________________________________________
=====================================================================================================================

* Series II shares commenced sales on March 13, 2002.

                            AIM V.I. BLUE CHIP FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    SERIES I
                                                              -----------------------------------------------------
                                                                                                  DECEMBER 29, 1999
                                                                                                  (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------      DECEMBER 31,
                                                               2002          2001       2000            1999
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  7.11       $  9.18    $ 10.00         $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.00(a)      (0.01)      0.02(a)        0.00
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.86)        (2.06)     (0.84)          0.00
===================================================================================================================
    Total from investment operations                            (1.86)        (2.07)     (0.82)          0.00
===================================================================================================================
Net asset value, end of period                                $  5.25       $  7.11    $  9.18         $10.00
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                (26.16)%      (22.54)%    (8.18)%         0.00
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $65,490       $60,129    $29,787         $1,000
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.18%(c)      1.26%      1.31%          1.30%(d)
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.18%(c)      1.26%      2.13%         12.49%(d)
===================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.03)%(c)    (0.17)%     0.07%          3.07%(d)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                            38%           19%        15%            --
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total return for the period shown.
(c)  Ratios are based on average daily net assets of $64,837,979.
(d)  Annualized.

                                                                SERIES II
                                                              --------------
                                                              MARCH 13, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               DECEMBER 31,
                                                                   2002
----------------------------------------------------------------------------
Net asset value, beginning of period                             $  7.00
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.01)(a)
----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.75)
============================================================================
    Total from investment operations                               (1.76)
============================================================================
Net asset value, end of period                                   $  5.24
____________________________________________________________________________
============================================================================
Total return(b)                                                   (25.14)%
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $   273
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets                             1.43%(c)
============================================================================
Ratio of net investment income (loss) to average net assets        (0.28)%(c)
____________________________________________________________________________
============================================================================
Portfolio turnover rate                                               38%
____________________________________________________________________________
============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total return for the period shown.
(c)  Ratios are annualized and based on average daily net assets of $104,902.

                            AIM V.I. BLUE CHIP FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Blue Chip Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the three year period then ended and for the period December 29, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Blue Chip Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the three year period then ended and for the period December 29, 1999 (commencement of operations) through December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                            AIM V.I. BLUE CHIP FUND

Trustees and Officers

As of January 1, 2003

The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.             None
   Trustee                                            (registered investment company);
                                                      Director, Magellan Insurance Company;
                                                      Member of Advisor Board of Rotary Power
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                            AIM V.I. BLUE CHIP FUND

As of January 1, 2003


The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1993               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1993               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1993               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1993               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1818 Market Street
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2400
                          Houston, TX 77046         Houston, TX 77046         Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
3000 K N.W., Suite 500    & Frankel LLP             Inc.                      Trust Company
Washington, D.C. 20007    919 Third Avenue          P.O. Box 4739             225 Franklin Street
                          New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

                            AIM V.I. BLUE CHIP FUND

                       AIM V.I. CAPITAL APPRECIATION FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT FISCAL YEAR
For the year ended December 31, 2002, total returns for Series I and Series II shares of AIM V.I. Capital Appreciation Fund were -24.35% and -24.52%, respectively.* Over the same period, the Lipper Multi-Cap Growth Fund Index, the Russell 1000 Growth Index and the S&P 500 returned -29.82%, -27.88% and -22.09%, respectively.
    From our perspective, 2002 was the most challenging and most disappointing year of the current bear market. While certain segments of the stock market had previously been spared the more drastic effects of the bear market, virtually all types of equities were negatively affected in 2002. Moreover, even the stocks of many solid companies with strong earnings sustained losses. These trends hurt the fund's performance for the fiscal year.

RELEVANT MARKET CONDITIONS
Concerns about the accounting practices of a number of high-profile companies, mixed economic signals, anemic company earnings, the threat of additional terrorist attacks, and the possibility of war with Iraq caused stock prices to fall. Except for scattered short-lived rallies, key stock market indexes, such as the S&P 500, plummeted until reaching their lowest levels in about five years on October 9, 2002.
    Markets rebounded in October and November as several major companies reported better-than-expected earnings, and the Federal Reserve Board cut the key federal funds rate to 1.25%, its lowest level since 1961. Stocks fell in December, however, as holiday sales were disappointing and tensions mounted with North Korea over its nuclear program.
    For the fiscal year, value stocks fared better than growth stocks, and mid- and small-cap stocks held up better than large-cap stocks, but all of these market segments sustained losses. Likewise, all market sectors posted negative returns, with consumer staples and materials sustaining the most modest losses and information technology, telecommunications and utilities sustaining the deepest.
    At the close of the reporting period, economic and market conditions remained uncertain. Inflation and interest rates were low. Preliminary figures indicated that the nation's gross domestic product grew at an annualized rate of 0.7% in the fourth quarter of 2002 compared to 4.0% in the third quarter of the same year. However, a weak job market threatened to put a damper on consumer spending, which accounts for about two-thirds of economic activity, as companies were reluctant to hire new employees amid concerns about the strength of the economy.
    In this environment, the stock market remained volatile and its direction unpredictable. While stock valuations were more attractive than they had been in several years, investors continued to be cautious because of economic and international uncertainties.

FUND STRATEGIES AND TECHNIQUES
In response to adverse market conditions, we continued to maintain a balance between more defensive, core-growth holdings and the stocks of earnings-momentum companies in the portfolio. Core-growth holdings represent the stocks of well-established companies, such as Procter & Gamble, a leading provider of household products. These stocks tend to be more stable in difficult market environments.
     On the other hand, the stocks of economically sensitive companies may provide upside potential during market rallies. Among the fund's holdings, one example of an earnings-momentum stock is Applied Materials, a leading manufacturer of complex equipment used in semiconductor production.
     At the close of the fiscal year, the fund had significant holdings in more defensive sectors, such as health care and industrials, as well as more economically sensitive sectors, such as consumer discretionary and information technology. Over the reporting period, we increased the portfolio's exposure to such defensive sectors as health care and consumer staples. At the same time, the portfolio's exposure to the

PORTFOLIO COMPOSITION
as of 12/31/02, based on total net assets

=======================================================================================================
TOP 10 EQUITY HOLDINGS                                TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------
 1. Microsoft Corp.                           3.5%     1. Semiconductors                            7.3%

 2. Fiserv, Inc.                              2.8      2. Pharmaceuticals                           6.4

 3. Pfizer Inc.                               2.4      3. Diversified Financial Services            6.0

 4. Lockheed Martin Corp.                     2.4      4. Aerospace & Defense                       4.6

 5. American International Group, Inc.        1.9      5. Semiconductor Equipment                   4.6

 6. Microchip Technology Inc.                 1.9      6. Systems Software                          3.5

 7. CDW Computer Centers, Inc.                1.5      7. Health Care Equipment                     3.5

 8. Biomet, Inc.                              1.5      8. Data Processing Services                  3.1

 9. Dell Computer Corp.                       1.5      9. Banks                                     3.0

10. Cisco Systems, Inc.                       1.4     10. Managed Health Care                       3.0

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security

=======================================================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

================================================================================
RESULTS OF A $10,000 INVESTMENT
5/5/93-12-31-02
Index data from 4/30/93-12/31/02

                                  [LINE CHART]

Source: Lipper, Inc.

                        VI CAPITAL
INDEX PERFORMANCE       APPRECIATION -                                       LIPPER MULTI-CAP
IS FROM 4/30/1993       SERIES I         S&P 500      RUSSELL 1000 GROWTH    GROWTH FUND IX

      5/5/1993              10000          10000            10000                10000
     5/31/1993              10320          10267            10350                10544
     6/30/1993              10200          10297            10256                10645
     7/31/1993              10390          10256            10072                10648
     8/31/1993              10990          10644            10486                11184
     9/30/1993              11370          10562            10409                11421
    10/31/1993              11440          10781            10698                11555
    11/30/1993              11261          10679            10626                11206
    12/31/1993              11950          10808            10809                11583
     1/31/1994              12590          11175            11060                11968
     2/28/1994              12831          10872            10857                11775
     3/31/1994              11820          10399            10333                11143
     4/30/1994              11940          10533            10381                11153
     5/31/1994              11770          10704            10538                11118
     6/30/1994              11099          10442            10226                10657
     7/31/1994              11378          10784            10576                10963
     8/31/1994              12209          11226            11165                11570
     9/30/1994              12239          10952            11015                11392
    10/31/1994              12620          11197            11273                11615
    11/30/1994              12070          10789            10911                11162
    12/31/1994              12249          10949            11095                11257
     1/31/1995              12098          11233            11332                11254
     2/28/1995              12750          11670            11807                11708
     3/31/1995              13343          12014            12152                12090
     4/30/1995              13624          12367            12418                12337
     5/31/1995              13996          12860            12850                12659
     6/30/1995              15101          13159            13346                13430
     7/31/1995              16537          13594            13901                14288
     8/31/1995              16677          13628            13917                14406
     9/30/1995              17259          14204            14558                14803
    10/31/1995              16888          14152            14568                14615
    11/30/1995              17089          14772            15135                15101
    12/31/1995              16621          15057            15221                15055
     1/31/1996              16772          15569            15730                15283
     2/29/1996              17666          15714            16018                15733
     3/31/1996              17647          15865            16038                15826
     4/30/1996              18732          16098            16460                16528
     5/31/1996              19324          16512            17035                16983
     6/30/1996              18601          16575            17058                16618
     7/31/1996              17005          15842            16059                15413
     8/31/1996              17980          16176            16473                16088
     9/30/1996              19346          17085            17672                17132
    10/31/1996              19035          17557            17778                17093
    11/30/1996              19979          18883            19114                18067
    12/31/1996              19547          18509            18739                17740
     1/31/1997              20403          19664            20053                18591
     2/28/1997              19559          19819            19916                18078
     3/31/1997              18362          19006            18839                17145
     4/30/1997              18694          20139            20090                17689
     5/31/1997              20535          21370            21540                19189
     6/30/1997              21180          22321            22402                19909
     7/31/1997              23353          24095            24382                21742
     8/31/1997              23082          22746            22956                21146
     9/30/1997              24190          23990            24085                22485
    10/31/1997              22649          23189            23194                21491
    11/30/1997              22398          24262            24180                21626
    12/31/1997              22192          24680            24451                21810
     1/31/1998              21764          24951            25182                21906
     2/28/1998              23814          26750            27075                23729
     3/31/1998              24609          28120            28156                24887
     4/30/1998              25222          28407            28544                25176
     5/31/1998              24069          27918            27733                24219
     6/30/1998              25039          29051            29431                25464
     7/31/1998              24163          28743            29236                24842
     8/31/1998              19683          24590            24848                20244
     9/30/1998              21346          26166            26756                21704
    10/31/1998              22388          28291            28908                22923
    11/30/1998              23736          30005            31108                24519
    12/31/1998              26480          31734            33913                27221
     1/31/1999              26954          33060            35904                28895
     2/28/1999              25250          32032            34263                27390
     3/31/1999              26386          33313            36069                28948
     4/30/1999              27228          34602            36116                29651
     5/31/1999              27114          33786            35007                29079
     6/30/1999              29006          35654            37458                31112
     7/31/1999              28156          34545            36266                30412
     8/31/1999              28018          34373            36858                30108
     9/30/1999              28206          33431            36084                29936
    10/31/1999              30257          35547            38808                32047
    11/30/1999              32853          36269            40904                34617
    12/31/1999              38300          38401            45158                39844
     1/31/2000              37645          36473            43040                39441
     2/29/2000              42576          35784            45144                45748
     3/31/2000              43619          39284            48377                45570
     4/30/2000              40283          38101            46074                41751
     5/31/2000              37874          37320            43752                38937
     6/30/2000              41456          38238            47068                42799
     7/31/2000              41046          37642            45105                41455
     8/31/2000              46439          39979            49187                45945
     9/30/2000              43834          37868            44534                43152
    10/31/2000              40854          37709            42428                40645
    11/30/2000              33124          34738            36174                33987
    12/31/2000              34124          34908            35031                35044
     1/31/2001              35783          36147            37451                35755
     2/28/2001              30229          32854            31092                30521
     3/31/2001              26910          30775            27709                27249
     4/30/2001              29588          33163            31215                30576
     5/31/2001              29289          33385            30756                30411
     6/30/2001              28759          32574            30042                29870
     7/31/2001              27675          32255            29291                28257
     8/31/2001              25306          30239            26895                25818
     9/30/2001              22120          27798            24211                21982
    10/31/2001              23391          28329            25482                23555
    11/30/2001              25738          30502            27931                25824
    12/31/2001              26180          30771            27878                26227
     1/31/2002              25722          30321            27384                25484
     2/28/2002              24624          29736            26248                23902
     3/31/2002              26119          30854            27156                25326
     4/30/2002              24611          28984            24940                23789
     5/31/2002              24154          28773            24337                23099
     6/30/2002              22465          26724            22086                20946
     7/31/2002              20417          24642            20871                18979
     8/31/2002              20368          24803            20933                18835
     9/30/2002              18789          22109            18763                17374
    10/31/2002              20465          24052            20483                18701
    11/30/2002              21296          25467            21595                19872
    12/31/2002              19784          23972            20103                18405

Past performance cannot guarantee comparable future results.

This chart uses a logarithmic scale, which means the price scale (vertical axis)
is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.
=============================================================================================

        FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/02

SERIES I SHARES
Inception (5/5/93)           7.32%
  5 Years                   -2.26
  1 Year                   -24.35

SERIES II SHARES*
Inception                    7.06%
  5 Years                   -2.49
  1 Year                   -24.52

*Performance shown for periods prior to the inception date of the Series II class of shares (inception date 8/21/01) reflects the historical results of the Series I class (inception date 5/5/93), adjusted to reflect the impact that the Series II class Rule 12b-1 plan would have had if the Series II class had then existed. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.
    AIM V.I. Capital Appreciation Fund seeks growth of capital by investing principally in common stocks of companies likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average long-term growth in earnings and have excellent prospects for future growth.
    AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension retirement programs. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    Investing in small and mid-size companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
    The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-cap growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    The unmanaged Russell 1000 Stock Index represents the performance of the stocks of large capitalization companies. The Growth segment measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
    The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.
    In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and is a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

financial sector was reduced. Many financial-service companies were negatively affected by the downturn in the stock market.
    Most of the fund's exposure was to large-cap stocks although mid-cap stocks were also well represented in the portfolio. Fund holdings included:
o Biomet was a solid contributor to the fund's performance. The company, which manufactures replacement parts for use in orthopedic surgery, such as artificial knees and hips, reported record earnings for its most recent fiscal quarter.
o Intuit, a leading provider of personal finance, small business accounting and consumer tax preparation software, also has experienced strong earnings growth, and its stock also performed well for the fund. Demand for its software has grown as the company has developed specialty products for such industries as real estate and construction.

IN CLOSING
We know that market conditions in recent years have been largely disappointing. We want to assure you that your management team continues to work diligently to meet the fund's investment objective of growth of capital.

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 12/31/02

                       KENNETH A. ZSCHAPPEL, LEAD MANAGER

                                ROBERT M. KIPPES

                      ASSISTED BY THE MULTI-CAP GROWTH TEAM

Schedule of Investments

December 31, 2002

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.27%

Advertising-1.38%

Lamar Advertising Co.(a)                          323,700   $ 10,892,505
========================================================================

Aerospace & Defense-4.63%

L-3 Communications Holdings, Inc.(a)              196,400      8,820,324
------------------------------------------------------------------------
Lockheed Martin Corp.                             323,700     18,693,675
------------------------------------------------------------------------
Northrop Grumman Corp.                             91,700      8,894,900
========================================================================
                                                              36,408,899
========================================================================

Airlines-0.57%

Southwest Airlines Co.                            323,700      4,499,430
========================================================================

Apparel Retail-2.50%

Gap, Inc. (The)                                   426,100      6,613,072
------------------------------------------------------------------------
Limited Brands                                    323,700      4,509,141
------------------------------------------------------------------------
Ross Stores, Inc.                                  54,400      2,306,016
------------------------------------------------------------------------
TJX Cos., Inc. (The)                              319,500      6,236,640
========================================================================
                                                              19,664,869
========================================================================

Application Software-2.05%

Electronic Arts Inc.(a)                           118,700      5,907,699
------------------------------------------------------------------------
Intuit Inc.(a)                                    163,600      7,676,112
------------------------------------------------------------------------
Mercury Interactive Corp.(a)                       86,700      2,570,655
========================================================================
                                                              16,154,466
========================================================================

Banks-3.00%

Bank of America Corp.                              81,300      5,656,041
------------------------------------------------------------------------
Fifth Third Bancorp                               138,100      8,085,755
------------------------------------------------------------------------
Washington Mutual, Inc.                           213,000      7,354,890
------------------------------------------------------------------------
Wells Fargo & Co.                                  53,200      2,493,484
========================================================================
                                                              23,590,170
========================================================================

Biotechnology-2.45%

Amgen Inc.(a)                                     214,600     10,373,764
------------------------------------------------------------------------
Cephalon, Inc.(a)                                  54,100      2,632,939
------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           78,300      2,662,200
------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                     108,100      3,585,677
========================================================================
                                                              19,254,580
========================================================================

Broadcasting & Cable TV-1.47%

Clear Channel Communications, Inc.(a)             161,300      6,014,877
------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                     80,900      1,662,495
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          159,700      3,912,650
========================================================================
                                                              11,590,022
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Casinos & Gambling-0.65%

MGM Mirage Inc.(a)                                155,000   $  5,110,350
========================================================================

Computer & Electronics Retail-1.50%

CDW Computer Centers, Inc.(a)                     269,000     11,795,650
========================================================================

Computer Hardware-2.18%

Dell Computer Corp.(a)                            431,600     11,540,984
------------------------------------------------------------------------
Hewlett-Packard Co.                               323,700      5,619,432
========================================================================
                                                              17,160,416
========================================================================

Construction, Farm Machinery & Heavy
  Trucks-0.79%

Deere & Co.                                       134,900      6,185,165
========================================================================

Consumer Finance-0.71%

MBNA Corp.                                        292,950      5,571,909
========================================================================

Data Processing Services-3.12%

Concord EFS, Inc.(a)                              161,900      2,548,306
------------------------------------------------------------------------
Fiserv, Inc.(a)                                   647,412     21,979,637
========================================================================
                                                              24,527,943
========================================================================

Department Stores-0.58%

Kohl's Corp.(a)                                    81,600      4,565,520
========================================================================

Derivatives-0.97%

Nasdaq-100 Index Tracking Stock(a)                312,900      7,634,760
========================================================================

Diversified Financial Services-5.95%

Citigroup Inc.                                    129,500      4,557,105
------------------------------------------------------------------------
Fannie Mae                                         55,100      3,544,583
------------------------------------------------------------------------
Freddie Mac                                        81,400      4,806,670
------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                    80,900      5,509,290
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         162,400      6,163,080
------------------------------------------------------------------------
Moody's Corp.                                     200,300      8,270,387
------------------------------------------------------------------------
Morgan Stanley                                    155,700      6,215,544
------------------------------------------------------------------------
SLM Corp.                                          74,700      7,758,342
========================================================================
                                                              46,825,001
========================================================================

Drug Retail-0.81%

Walgreen Co.                                      217,600      6,351,744
========================================================================

Electronic Equipment & Instruments-0.93%

Molex Inc.                                        161,900      3,730,176
------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                   319,500      3,572,010
========================================================================
                                                               7,302,186
========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Employment Services-0.66%

Robert Half International Inc.(a)                 323,100   $  5,205,141
========================================================================

Food Distributors-0.50%

Sysco Corp.                                       133,100      3,965,049
========================================================================

General Merchandise Stores-2.12%

Family Dollar Stores, Inc.                        188,800      5,892,448
------------------------------------------------------------------------
Wal-Mart Stores, Inc.                             213,000     10,758,630
========================================================================
                                                              16,651,078
========================================================================

Health Care Distributors & Services-1.40%

AdvancePCS(a)                                      98,000      2,176,580
------------------------------------------------------------------------
Cardinal Health, Inc.                             149,500      8,848,905
========================================================================
                                                              11,025,485
========================================================================

Health Care Equipment-3.54%

Biomet, Inc.                                      406,925     11,662,470
------------------------------------------------------------------------
Medtronic, Inc.                                   220,400     10,050,240
------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         155,200      6,164,544
========================================================================
                                                              27,877,254
========================================================================

Health Care Facilities-1.53%

HCA Inc.                                          146,000      6,059,000
------------------------------------------------------------------------
Health Management Associates, Inc.-Class A        336,200      6,017,980
========================================================================
                                                              12,076,980
========================================================================

Home Improvement Retail-1.16%

Lowe's Cos., Inc.                                 242,800      9,105,000
========================================================================

Homebuilding-1.51%

Centex Corp.                                       64,700      3,247,940
------------------------------------------------------------------------
D.R. Horton, Inc.                                 129,500      2,246,825
------------------------------------------------------------------------
Lennar Corp.                                       64,700      3,338,520
------------------------------------------------------------------------
Pulte Homes, Inc.                                  63,900      3,058,893
========================================================================
                                                              11,892,178
========================================================================

Household Products-1.70%

Clorox Co. (The)                                   80,900      3,337,125
------------------------------------------------------------------------
Procter & Gamble Co. (The)                        117,100     10,063,574
========================================================================
                                                              13,400,699
========================================================================

Housewares & Specialties-0.75%

Newell Rubbermaid Inc.                            194,200      5,890,086
========================================================================

Industrial Conglomerates-0.68%

3M Co.                                             43,200      5,326,560
========================================================================

Industrial Machinery-0.45%

Danaher Corp.                                      54,000      3,547,800
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Integrated Oil & Gas-0.44%

Exxon Mobil Corp.                                  98,000   $  3,424,120
========================================================================

Internet Retail-0.47%

eBay Inc.(a)                                       54,000      3,662,280
========================================================================

IT Consulting & Services-1.05%

Affiliated Computer Services, Inc.-Class A(a)      47,400      2,495,610
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      244,000      5,748,640
========================================================================
                                                               8,244,250
========================================================================

Life & Health Insurance-0.39%

AFLAC Inc.                                        102,500      3,087,300
========================================================================

Managed Health Care-2.99%

Caremark Rx, Inc.(a)                              539,500      8,766,875
------------------------------------------------------------------------
UnitedHealth Group Inc.                            71,400      5,961,900
------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                 123,400      8,781,144
========================================================================
                                                              23,509,919
========================================================================

Motorcycle Manufacturers-1.42%

Harley-Davidson, Inc.                             241,400     11,152,680
========================================================================

Movies & Entertainment-0.24%

Viacom Inc.-Class B(a)                             47,000      1,915,720
========================================================================

Multi-Line Insurance-1.94%

American International Group, Inc.                263,400     15,237,690
========================================================================

Networking Equipment-1.44%

Cisco Systems, Inc.(a)                            863,200     11,307,920
========================================================================

Oil & Gas Drilling-1.36%

Nabors Industries, Ltd. (Bermuda)(a)              107,900      3,805,633
------------------------------------------------------------------------
Noble Corp. (Cayman Islands)(a)                   107,900      3,792,685
------------------------------------------------------------------------
Transocean Inc.                                   133,100      3,087,920
========================================================================
                                                              10,686,238
========================================================================

Oil & Gas Equipment & Services-0.80%

Smith International, Inc.(a)                       95,800      3,124,996
------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)        79,900      3,190,407
========================================================================
                                                               6,315,403
========================================================================

Oil & Gas Exploration & Production-0.39%

Apache Corp.                                       54,000      3,077,460
========================================================================

Packaged Foods & Meats-0.54%

General Mills, Inc.                                54,000      2,535,300
------------------------------------------------------------------------
Unilever PLC (United Kingdom)                     177,400      1,689,814
========================================================================
                                                               4,225,114
========================================================================

Personal Products-0.52%

Gillette Co. (The)                                134,900      4,095,564
========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Pharmaceuticals-6.41%

Forest Laboratories, Inc.(a)                       76,800   $  7,543,296
------------------------------------------------------------------------
Johnson & Johnson                                  77,100      4,141,041
------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)           215,800     10,718,786
------------------------------------------------------------------------
Pfizer Inc.                                       616,600     18,849,462
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        239,000      9,227,790
========================================================================
                                                              50,480,375
========================================================================

Property & Casualty Insurance-0.24%

XL Capital Ltd.-Class A (Bermuda)                  24,200      1,869,450
========================================================================

Publishing-0.49%

Gannett Co., Inc.                                  54,000      3,877,200
========================================================================

Restaurants-2.70%

Brinker International, Inc.(a)                    292,500      9,433,125
------------------------------------------------------------------------
Darden Restaurants, Inc.                          161,900      3,310,855
------------------------------------------------------------------------
Outback Steakhouse, Inc.                          161,000      5,544,840
------------------------------------------------------------------------
Wendy's International, Inc.                       108,500      2,937,095
========================================================================
                                                              21,225,915
========================================================================

Semiconductor Equipment-4.62%

Applied Materials, Inc.(a)                        814,600     10,614,238
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               187,700      6,638,949
------------------------------------------------------------------------
Lam Research Corp.(a)                             431,600      4,661,280
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                         323,700      9,089,496
------------------------------------------------------------------------
Teradyne, Inc.(a)                                 412,800      5,370,528
========================================================================
                                                              36,374,491
========================================================================

Semiconductors-7.26%

Altera Corp.(a)                                   481,200      5,938,008
------------------------------------------------------------------------
Analog Devices, Inc.(a)                           381,000      9,094,470
------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)             238,600      1,997,082
------------------------------------------------------------------------
Intel Corp.                                       326,500      5,083,605
------------------------------------------------------------------------
Linear Technology Corp.                           277,400      7,134,728
------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   215,800      7,130,032
------------------------------------------------------------------------
Microchip Technology Inc.                         606,025     14,817,311
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Semiconductors-(Continued)

Micron Technology, Inc.(a)                        323,700   $  3,152,838
------------------------------------------------------------------------
Texas Instruments Inc.                            185,900      2,790,359
========================================================================
                                                              57,138,433
========================================================================

Soft Drinks-1.08%

Coca-Cola Co. (The)                               194,200      8,509,844
========================================================================

Specialty Stores-2.88%

Bed Bath & Beyond Inc.(a)                         280,600      9,689,118
------------------------------------------------------------------------
CarMax, Inc.(a)                                   107,900      1,929,252
------------------------------------------------------------------------
Office Depot, Inc.(a)                             215,800      3,185,208
------------------------------------------------------------------------
Staples, Inc.(a)                                  430,200      7,872,660
========================================================================
                                                              22,676,238
========================================================================

Systems Software-3.54%

Microsoft Corp.(a)                                539,500     27,892,150
========================================================================

Telecommunications Equipment-0.49%

Motorola, Inc.                                    450,000      3,892,500
========================================================================

Tobacco-0.50%

Philip Morris Cos. Inc.                            97,600      3,955,728
========================================================================

Wireless Telecommunication Services-0.83%

Nextel Communications, Inc.-Class A(a)            312,200      3,605,910
------------------------------------------------------------------------
Vodafone Group PLC (United Kingdom)             1,618,730      2,954,679
========================================================================
                                                               6,560,589
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $800,418,311)                          765,443,466
========================================================================

MONEY MARKET FUNDS-3.16%

STIC Liquid Assets Portfolio(b)                12,440,001     12,440,001
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        12,440,001     12,440,001
========================================================================
    Total Money Market Funds (Cost
      $24,880,002)                                            24,880,002
========================================================================
TOTAL INVESTMENTS-100.43% (Cost $825,298,313)                790,323,468
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.43%)                         (3,392,591)
========================================================================
NET ASSETS-100.00%                                          $786,930,877
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                       AIM V.I. CAPITAL APPRECIATION FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost
  $825,298,313)                                  $790,323,468
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    295,888
-------------------------------------------------------------
  Dividends                                           319,087
-------------------------------------------------------------
  Amount due from advisor                              10,914
-------------------------------------------------------------
Investment for deferred compensation plan              44,480
-------------------------------------------------------------
Other assets                                            4,271
=============================================================
     Total assets                                 790,998,108
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                             2,264,397
-------------------------------------------------------------
  Fund shares reacquired                            1,148,789
-------------------------------------------------------------
  Deferred compensation plan                           44,480
-------------------------------------------------------------
Accrued administrative services fees                  427,182
-------------------------------------------------------------
Accrued distribution fees -- Series II                 12,611
-------------------------------------------------------------
Accrued transfer agent fees                            30,955
-------------------------------------------------------------
Accrued operating expenses                            138,817
=============================================================
     Total liabilities                              4,067,231
=============================================================
Net assets applicable to shares outstanding      $786,930,877
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $763,038,338
_____________________________________________________________
=============================================================
Series II                                        $ 23,892,539
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           46,438,631
_____________________________________________________________
=============================================================
Series II                                           1,459,034
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      16.43
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      16.38
_____________________________________________________________
=============================================================


Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $20,133)                                      $   4,988,342
-------------------------------------------------------------
Dividends from affiliated money market funds          560,811
=============================================================
    Total investment income                         5,549,153
=============================================================

EXPENSES:

Advisory fees                                       5,887,471
-------------------------------------------------------------
Administrative services fees                        1,965,766
-------------------------------------------------------------
Custodian fees                                        139,417
-------------------------------------------------------------
Distribution fees -- Series II                         29,774
-------------------------------------------------------------
Transfer agent fees                                    97,877
-------------------------------------------------------------
Trustees' fees                                         13,857
-------------------------------------------------------------
Other                                                  98,440
=============================================================
    Total expenses                                  8,232,602
=============================================================
Less: Fees waived                                      (6,569)
-------------------------------------------------------------
    Expenses paid indirectly                             (399)
=============================================================
    Net expenses                                    8,225,634
=============================================================
Net investment income (loss)                       (2,676,481)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (155,802,654)
-------------------------------------------------------------
  Foreign currencies                                   (9,494)
=============================================================
                                                 (155,812,148)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (118,601,496)
-------------------------------------------------------------
  Foreign currencies                                      403
=============================================================
                                                 (118,601,093)
=============================================================
Net gain (loss) from investment securities and
  foreign currencies                             (274,413,241)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(277,089,722)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                       AIM V.I. CAPITAL APPRECIATION FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                   2002              2001
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (2,676,481)   $   (2,701,518)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (155,812,148)     (228,295,601)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (118,601,093)     (130,556,561)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (277,089,722)     (361,553,680)
==============================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                                --       (93,353,689)
----------------------------------------------------------------------------------------------
  Series II                                                               --          (235,797)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (123,222,717)       81,141,922
----------------------------------------------------------------------------------------------
  Series II                                                       23,479,493         3,556,366
==============================================================================================
    Net increase (decrease) in net assets                       (376,832,946)     (370,444,878)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,163,763,823     1,534,208,701
==============================================================================================
  End of year                                                 $  786,930,877    $1,163,763,823
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,242,488,118    $1,344,898,013
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (92,938)          (73,633)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (420,489,854)     (264,687,201)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                            (34,974,449)       83,626,644
==============================================================================================
                                                              $  786,930,877    $1,163,763,823
______________________________________________________________________________________________
==============================================================================================

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the

                       AIM V.I. CAPITAL APPRECIATION FUND
     pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $6,569.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies

                       AIM V.I. CAPITAL APPRECIATION FUND
that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $1,965,766 of which AIM retained $172,093 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $53,537 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $29,774.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $4,440 services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $399 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $399.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                           2002       2001
--------------------------------------------------------------
Distributions paid from:
  Long-term capital gain                   $--     $93,589,486
______________________________________________________________
==============================================================

Tax Components of Beneficial Interest:

  As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                $  (41,070,176)
-------------------------------------------------------------
Capital loss carryforward                        (411,162,152)
-------------------------------------------------------------
Post-October capital loss deferral                 (3,231,975)
-------------------------------------------------------------
Post-October currency loss deferral                    (9,502)
-------------------------------------------------------------
Temporary book/tax differences                        (83,436)
-------------------------------------------------------------
Shares of beneficial interest                   1,242,488,118
=============================================================
                                               $  786,930,877
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $396.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                             CAPITAL LOSS
EXPIRATION                                   CARRYFORWARD
---------------------------------------------------------
December 31, 2009                            $254,717,808
---------------------------------------------------------
December 31, 2010                             156,444,344
=========================================================
                                             $411,162,152
_________________________________________________________
=========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $625,333,312 and $726,993,216, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $  92,934,486
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (134,005,058)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $ (41,070,572)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $831,394,040.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating losses and foreign currency transactions on December 31, 2002, undistributed net investment income
(loss) was increased by $2,657,176, undistributed net realized gains (losses) increased by $9,495 and shares of beneficial interest decreased by $2,666,671. This reclassification had no effect on the net assets of the Fund.

NOTE 9--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                     ---------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                        --       $     --
----------------------------------------------------------
Written                                 154         39,577
----------------------------------------------------------
Exercised                              (154)       (39,577)
==========================================================
End of year                              --       $     --
__________________________________________________________
==========================================================


NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     10,379,924    $ 195,828,397     11,408,354    $ 289,501,205
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                    1,386,641       24,993,930        154,482        3,376,463
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                             --               --      4,384,861       93,353,689
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                           --               --         11,086          235,797
==========================================================================================================================
Reacquired:
  Series I                                                    (17,365,036)    (319,051,114)   (12,117,352)    (301,712,972)
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                      (90,181)      (1,514,437)        (2,994)         (55,894)
==========================================================================================================================
                                                               (5,688,652)   $ (99,743,224)     3,838,437    $  84,698,288
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Series II shares commenced sales on August 21, 2001.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                                2002            2001            2000          1999         1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  21.72       $    30.84      $    35.58    $    25.20    $  21.75
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)(a)        (0.05)(a)       (0.05)        (0.02)       0.02
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (5.24)           (7.17)          (3.79)        11.17        4.12
=================================================================================================================================
    Total from investment operations                             (5.29)           (7.22)          (3.84)        11.15        4.14
=================================================================================================================================
Less distributions:
  Dividends from net investment income                              --               --              --         (0.02)      (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --            (1.90)          (0.90)        (0.75)      (0.65)
=================================================================================================================================
    Total distributions                                             --            (1.90)          (0.90)        (0.77)      (0.69)
=================================================================================================================================
Net asset value, end of period                                $  16.43       $    21.72      $    30.84    $    35.58    $  25.20
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                 (24.35)%         (23.28)%        (10.91)%       44.61%      19.30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $763,038       $1,160,236      $1,534,209    $1,131,217    $647,248
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           0.85%(c)         0.85%           0.82%         0.73%       0.67%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.27)%(c)       (0.22)%         (0.17)%       (0.06)%      0.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             67%              65%             98%           65%         83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $948,502,072.

                                                                          SERIES II
                                                              ----------------------------------
                                                                                 AUGUST 21, 2001
                                                                                   (DATE SALES
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,        DECEMBER 31,
                                                                  2002                2001
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 21.70              $23.19
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.09)(a)           (0.04)(a)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (5.23)               0.45
================================================================================================
    Total from investment operations                              (5.32)               0.41
================================================================================================
Less distributions from net realized gains                           --               (1.90)
================================================================================================
Net asset value, end of period                                  $ 16.38              $21.70
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                  (24.52)%              1.94%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $23,893              $3,527
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets                            1.10%(c)            1.09%(d)
================================================================================================
Ratio of net investment income (loss) to average net assets       (0.52)%(c)          (0.46)%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate                                              67%                 65%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $11,909,687.
(d)  Annualized.

                       AIM V.I. CAPITAL APPRECIATION FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Appreciation Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Appreciation Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                       AIM V.I. CAPITAL APPRECIATION FUND

Trustees and Officers

As of January 1, 2003

The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.             None
   Trustee                                            (registered investment company);
                                                      Director, Magellan Insurance Company;
                                                      Member of Advisor Board of Rotary Power
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                       AIM V.I. CAPITAL APPRECIATION FUND

As of January 1, 2003


The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1993               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1993               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1993               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1993               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1818 Market Street
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2400
                          Houston, TX 77046         Houston, TX 77046         Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
3000 K N.W., Suite 500    & Frankel LLP             Inc.                      Trust Company
Washington, D.C. 20007    919 Third Avenue          P.O. Box 4739             225 Franklin Street
                          New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

                       AIM V.I. CAPITAL APPRECIATION FUND

                        AIM V.I. CAPITAL DEVELOPMENT FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT FISCAL YEAR
As you well know, during the year this report encompasses--the year ended December 31, 2002--the bear market continued and the disappointments affected almost all investors. The equity market experienced continued volatility and considerable losses. Equities in every market capitalization were affected--small-cap, mid-cap, and large-cap stocks.
    For the one-year period ending December 31, 2002, AIM V.I. Capital Development Fund Series I shares returned -21.36%, and Series II shares returned -21.61%.* The S&P 500 Index, frequently used as a general measure of U.S. stock market performance, returned -22.09%. The fund's style-specific index, the Russell 2500 Index, returned -17.80% for the year, and the Lipper Mid-Cap Core Fund Index returned -17.37%.
    We are disappointed, as you are, that all of the numbers cited are in negative territory. We do believe that this severe market has created some opportunities to invest in strong companies trading at levels below what their long-term growth rates would imply.

RELEVANT MARKET CONDITIONS
The themes that appeared in 2001 continued to thwart all but brief market rebounds in 2002. These themes were, of course, the pall of doubt cast on corporate accounting practices, mixed economic signals, anemic company earnings and the possibility of war with Iraq. As a result, all major U.S. equity market indexes posted negative returns for the year.
   At the end of the year, conditions continued to be volatile and uncertain. Investors were wary and prone to take short-term profits when they could. World politics and the U.S. unemployment rate continued to dampen investor and consumer enthusiasm. Excluding auto sales, December retail sales were flat for the month, ending one of the weakest holiday-shopping seasons in more than a decade. As in most of the preceding 12 months, mixed economic signals contributed heavily to market volatility.

FUND STRATEGIES AND TECHNIQUES
We continued to apply our investment strategy, outlined in the fund's prospectus, purchasing small- and mid-cap stocks based upon AIM's growth-at-a-reasonable-price (GARP) discipline. As we have in the past, we target undervalued companies as well as companies with catalysts for growth and stock price appreciation. We focus on stocks that are attractively priced as compared to their long-term growth rates.
   Our health care holdings performed well for most of the year. In fact, the health care sector was our best sector overall in 2002. We avoided the problematic area of biotech and focused instead on service companies, hospitals and HMOs. Later in the year, the health care sector was punished. One reason for this decline in share price was that the financial markets rotated out of more defensive sectors like health care and into more cyclical sectors like information technology and telecommunications. Having virtually no exposure to the telecommunications sector was beneficial to the fund for the year. Even though telecommunications experienced a rebound in the fourth quarter, it was still the year's worst-performing sector in the Russell 2500 Index.
   We have positioned the fund for an economic recovery. Small and mid-sized company stocks typically react quickly and favorably to small amounts of economic stimulus. The portfolio is more heavily invested than its style-specific index, the Russell 2500, in the energy, consumer discretionary and industrials sectors, and it has less invested in consumer staples and financials. Some of the financial stocks we do own are those of companies likely to do better in a rising interest rate environment, such as mortgage insurers, who benefit from a slowdown in mortgage refinancing.

PORTFOLIO COMPOSITION
as of 12/31/02, based on total net assets

============================================================================================================
TOP 10 EQUITY HOLDINGS                                    TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------
 1. PMI Group, Inc. (The)                         1.5%     1. Data Processing Services                  6.0%

 2. Radian Group Inc.                             1.5      2. Electronic Equipment & Instruments        5.3

 3. Iron Mountain Inc.                            1.4      3. Property & Casualty Insurance             4.6

 4. Rockwell Automation, Inc.                     1.4      4. Industrial Machinery                      3.5

 5. C.H. Robinson Worldwide, Inc.                 1.3      5. Pharmaceuticals                           3.3

 6. FBR Asset Investment Corp.                    1.3      6. Real Estate Investment Trusts             3.1

 7. Fair, Isaac & Co., Inc.                       1.3      7. Application Software                      2.8

 8. American Financial Realty Trust               1.3      8. IT Consulting & Services                  2.7

 9. Bowater Inc.                                  1.2      9. Managed Health Care                       2.7

10. International Flavors and Fragrances Inc.     1.2     10. Publishing                                2.6

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security

============================================================================================================

                        AIM V.I. CAPITAL DEVELOPMENT FUND

================================================================================
RESULTS OF A $10,000 INVESTMENT
5/01/98-12/31/02
Index data from 4/30/98-12/31/02

                                  [LINE CHART]

Source: Lipper, Inc.


                        VI CAPITAL
INDEX PERFORMANCE       DEVELOPMENT -                                     LIPPER MID CAP
IS FROM 4/30/1998       SERIES I         RUSSELL 2500        S&P 500      CORE FUND  IX

      5/1/1998            10000             10000             10000          10000
     5/31/1998             9430              9536              9828           9485
     6/30/1998             9530              9547             10227           9593
     7/31/1998             8840              8892             10119           9047
     8/31/1998             7120              7215              8656           7203
     9/30/1998             7760              7727              9211           7832
    10/31/1998             7970              8149              9959           8277
    11/30/1998             8480              8553             10563           8693
    12/31/1998             9249              9071             11171           9529
     1/31/1999             9139              9056             11638           9484
     2/28/1999             8346              8461             11276           8816
     3/31/1999             8547              8642             11727           9072
     4/30/1999             8788              9415             12181           9593
     5/31/1999             8888              9561             11894           9707
     6/30/1999             9431             10058             12551          10236
     7/31/1999             9360              9860             12161          10036
     8/31/1999             8958              9552             12100           9759
     9/30/1999             9209              9409             11769           9577
    10/31/1999             9580              9615             12514          10052
    11/30/1999            10534             10159             12768          10807
    12/31/1999            11941             11261             13518          12217
     1/31/2000            11740             11002             12840          12088
     2/29/2000            14432             12591             12597          14097
     3/31/2000            14402             12398             13829          13988
     4/30/2000            13317             11731             13413          13037
     5/31/2000            12544             11168             13138          12501
     6/30/2000            13336             11902             13461          13519
     7/31/2000            12955             11598             13251          13131
     8/31/2000            14371             12597             14074          14412
     9/30/2000            13799             12187             13331          14029
    10/31/2000            13487             11853             13275          13531
    11/30/2000            11981             10810             12229          12034
    12/31/2000            13044             11741             12289          12980
     1/31/2001            13356             12127             12725          13363
     2/28/2001            12363             11346             11566          12314
     3/31/2001            11398             10723             10834          11493
     4/30/2001            12473             11670             11674          12604
     5/31/2001            12764             12022             11753          12903
     6/30/2001            12894             12192             11467          12936
     7/31/2001            12552             11756             11355          12529
     8/31/2001            11990             11370             10645          11989
     9/30/2001            10393              9899              9786          10457
    10/31/2001            10614             10411              9973          10979
    11/30/2001            11418             11253             10738          11810
    12/31/2001            11990             11884             10832          12342
     1/31/2002            11728             11737             10674          12201
     2/28/2002            11688             11531             10468          11990
     3/31/2002            12622             12328             10862          12800
     4/30/2002            12521             12297             10203          12589
     5/31/2002            12280             11937             10129          12333
     6/30/2002            11407             11264              9408          11441
     7/31/2002            10052              9920              8675          10281
     8/31/2002             9941              9950              8731          10398
     9/30/2002             8987              9162              7783           9569
    10/31/2002             9298              9460              8467          10018
    11/30/2002             9840             10232              8965          10700
    12/31/2002             9430              9770              8439          10199

Past performance cannot guarantee comparable future results.
======================================================================================

      FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/02

SERIES I SHARES
Inception (5/01/98)                  -1.25%
  1 Year                            -21.36

SERIES II SHARES*
Inception                            -1.49%
  1 Year                            -21.61

*Performance shown for periods prior to the inception date of the Series II class of shares (8/21/01) reflects the historical results of the Series I class (inception date 5/01/98) adjusted to reflect the impact that the Series II class Rule 12b-1 plan would have had if the Series II class had then existed. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.
    AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    AIM V.I. Capital Development Fund seeks long-term growth of capital through investments in the stocks of small and medium-sized companies.
    Since the last reporting period, the fund has elected to use the Standard & Poor's Composite Index of 500 Stocks (the S&P 500) as its broad-based market index since the S&P 500 is such a widely recognized gauge of U.S. stock-market performance. The fund will no longer use the Russell 2500 Index, the index published in previous reports to shareholders, as its broad market index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund maintains the use of the Russell 2500 Index as its style-specific index as it more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper Mid-Cap Core Fund Index is included for comparison to a peer group.
    The unmanaged S&P 500 is an index of common stocks frequently used as a general measure of U.S. stock-market performance. The unmanaged Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The unmanaged Lipper Mid-Cap Core Fund Index represents an average of the performance of the 30 largest mid-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.
    Investing in small and mid-size companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.
    In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

    A few stocks in the portfolio's holdings are specified below.
o International Flavors and Fragrances is one of the world's leading producers of flavors and fragrances. In late October, the company announced a 5% increase in sales and a 31% increase in earnings per share for the third quarter of 2002.
o Mylan Laboratories manufactures generic prescription drugs. Also in late October, Mylan's second-fiscal-quarter report announced a 12% revenue growth and a 6% earnings growth over the same quarter of 2001.
o Flowserve, in the industrials sector, makes pumps, valves, and mechanical seals. Its third-quarter earnings report announced disappointing earnings as compared to its previous projections. We have significantly reduced our holdings in this security.

IN CLOSING
We are confident in the ability of small- and mid-cap stocks to react quickly and favorably to small amounts of economic stimulus. We believe that our focus on stock valuation, earnings quality, and earnings reliability enabled the fund to perform slightly better than the fund's broad-market index, the S&P 500, over the year. We also believe that the GARP investment style works well when the market is emerging from a bear market. Be assured that we continue to work diligently to meet the fund's investment objective of long-term growth of capital.

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 12/31/02

                          PAUL RASPLICKA, LEAD MANAGER

                                 MICHAEL CHAPMAN

                                  JAMES GASSMAN

                     ASSISTED BY THE SMALL/MID CAP CORE TEAM

Schedule of Investments

December 31, 2002

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-80.97%

Advertising-1.11%

Lamar Advertising Co.(a)                          27,950   $   940,517
======================================================================

Air Freight & Logistics-2.14%

C.H. Robinson Worldwide, Inc.                     36,600     1,141,920
----------------------------------------------------------------------
Ryder System, Inc.                                30,100       675,444
======================================================================
                                                             1,817,364
======================================================================

Apparel Retail-0.75%

Ross Stores, Inc.                                 15,000       635,850
======================================================================

Application Software-2.34%

Fair, Issac and Co., Inc.                         25,700     1,097,390
----------------------------------------------------------------------
J.D. Edwards & Co.(a)                             42,800       482,784
----------------------------------------------------------------------
PeopleSoft, Inc.(a)                               22,200       406,260
======================================================================
                                                             1,986,434
======================================================================

Banks-1.44%

Compass Bancshares, Inc.                          19,600       612,892
----------------------------------------------------------------------
Huntington Bancshares Inc.                        32,500       608,075
======================================================================
                                                             1,220,967
======================================================================

Broadcasting & Cable TV-1.39%

Cox Radio, Inc.-Class A(a)                        30,200       688,862
----------------------------------------------------------------------
Entercom Communications Corp.(a)                  10,500       492,660
======================================================================
                                                             1,181,522
======================================================================

Building Products-1.03%

American Standard Cos. Inc.(a)                    12,300       875,022
======================================================================

Commercial Printing-0.00%

American Bank Note Holographics, Inc.-Wts.,
  expiring 06/18/03(a)                                74             2
======================================================================

Computer & Electronics Retail-1.88%

Best Buy Co., Inc.(a)                             36,000       869,400
----------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                     16,700       732,295
======================================================================
                                                             1,601,695
======================================================================

Consumer Finance-1.00%

AmeriCredit Corp.(a)                              57,600       445,824
----------------------------------------------------------------------
Saxon Capital Acquisition Corp. (Acquired
  07/27/01; Cost $212,100)(a)(b)                  21,000       262,710
----------------------------------------------------------------------
Saxon Capital, Inc.(a)                            11,600       145,116
======================================================================
                                                               853,650
======================================================================

Data Processing Services-6.00%

Alliance Data Systems Corp.(a)                    56,800     1,006,496
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
Data Processing Services-(Continued)

BISYS Group, Inc. (The)(a)                        50,000   $   795,000
----------------------------------------------------------------------
Ceridian Corp.(a)                                 46,000       663,320
----------------------------------------------------------------------
Certegy Inc.(a)                                   37,550       921,853
----------------------------------------------------------------------
DST Systems, Inc.(a)                              13,900       494,145
----------------------------------------------------------------------
Iron Mountain Inc.(a)                             36,925     1,218,894
======================================================================
                                                             5,099,708
======================================================================

Diversified Financial Services-2.15%

Affiliated Managers Group, Inc.(a)                 9,300       467,790
----------------------------------------------------------------------
LaBranche & Co. Inc.(a)                           16,100       428,904
----------------------------------------------------------------------
Principal Financial Group, Inc.                   30,900       931,017
======================================================================
                                                             1,827,711
======================================================================

Electric Utilities-1.01%

FPL Group, Inc.                                   14,300       859,859
======================================================================

Electrical Components & Equipment-1.36%

Rockwell Automation, Inc.                         56,000     1,159,760
======================================================================

Electronic Equipment & Instruments-4.84%

Amphenol Corp.-Class A(a)                         18,800       714,400
----------------------------------------------------------------------
Tektronix, Inc.(a)                                38,900       707,591
----------------------------------------------------------------------
Thermo Electron Corp.(a)                          44,600       897,352
----------------------------------------------------------------------
Varian Inc.(a)                                    33,600       963,984
----------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                   25,800       288,444
----------------------------------------------------------------------
Waters Corp.(a)                                   24,700       537,966
======================================================================
                                                             4,109,737
======================================================================

Environmental Services-1.06%

Republic Services, Inc.(a)                        43,000       902,140
======================================================================

Food Distributors-0.92%

Performance Food Group Co.(a)                     23,100       784,453
======================================================================

Food Retail-0.51%

Winn-Dixie Stores, Inc.                           28,400       433,952
======================================================================

Footwear-1.04%

Reebok International Ltd.(a)                      30,100       884,940
======================================================================

Forest Products-0.52%

Louisiana-Pacific Corp.(a)                        54,700       440,882
======================================================================

Gas Utilities-1.01%

Kinder Morgan, Inc.                               20,400       862,308
======================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

General Merchandise Stores-1.21%

BJ's Wholesale Club, Inc.(a)                      10,200   $   186,660
----------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                       34,400       845,208
======================================================================
                                                             1,031,868
======================================================================

Gold-0.53%

Newmont Mining Corp.                              15,500       449,965
======================================================================

Health Care Distributors & Services-1.63%

AdvancePCS(a)                                     22,400       497,504
----------------------------------------------------------------------
Andrx Group(a)                                    26,900       394,623
----------------------------------------------------------------------
Lincare Holdings Inc.(a)                          15,600       493,272
======================================================================
                                                             1,385,399
======================================================================

Health Care Equipment-2.02%

Bard (C.R.), Inc.                                 15,200       881,600
----------------------------------------------------------------------
Fisher Scientific International Inc.(a)           27,700       833,216
======================================================================
                                                             1,714,816
======================================================================

Health Care Facilities-0.53%

LifePoint Hospitals, Inc.(a)                      14,900       445,972
======================================================================

Household Appliances-1.95%

Black & Decker Corp. (The)                        15,200       651,928
----------------------------------------------------------------------
Snap-on Inc.                                      35,900     1,009,149
======================================================================
                                                             1,661,077
======================================================================

Industrial Machinery-3.47%

Flowserve Corp.(a)                                15,000       221,850
----------------------------------------------------------------------
Pall Corp.                                        52,600       877,368
----------------------------------------------------------------------
Parker-Hannifin Corp.                             19,100       881,083
----------------------------------------------------------------------
SPX Corp.(a)                                      25,900       969,955
======================================================================
                                                             2,950,256
======================================================================

Integrated Oil & Gas-0.84%

Murphy Oil Corp.                                  16,600       711,310
======================================================================

IT Consulting & Services-2.72%

Affiliated Computer Services, Inc.-Class A(a)      2,200       115,830
----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      21,100       497,116
----------------------------------------------------------------------
Titan Corp. (The)(a)                              87,100       905,840
----------------------------------------------------------------------
Unisys Corp.(a)                                   80,100       792,990
======================================================================
                                                             2,311,776
======================================================================

Leisure Products-1.77%

Brunswick Corp.                                   30,600       607,716
----------------------------------------------------------------------
Hasbro, Inc.                                      77,800       898,590
======================================================================
                                                             1,506,306
======================================================================

Life & Health Insurance-0.77%

Nationwide Financial Services, Inc.-Class A       22,900       656,085
======================================================================

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

Managed Health Care-2.70%

Anthem, Inc.(a)                                   15,400   $   968,660
----------------------------------------------------------------------
Caremark Rx, Inc.(a)                              47,500       771,875
----------------------------------------------------------------------
Coventry Health Care, Inc.(a)                     19,200       557,376
======================================================================
                                                             2,297,911
======================================================================

Movies & Entertainment-0.29%

Macrovision Corp.(a)                              15,200       243,808
======================================================================

Mutual Funds-1.49%

iShares Nasdaq Biotechnology Index Fund(a)         8,200       404,670
----------------------------------------------------------------------
S&P MidCap 400 Depositary Receipts Trust
  Series 1                                        11,000       865,150
======================================================================
                                                             1,269,820
======================================================================

Office Electronics-0.94%

Zebra Technologies Corp.-Class A(a)               13,900       796,470
======================================================================

Oil & Gas Drilling-1.17%

Pride International, Inc.(a)                      66,800       995,320
======================================================================

Oil & Gas Equipment & Services-1.61%

BJ Services Co.(a)                                27,600       891,756
----------------------------------------------------------------------
Key Energy Services, Inc.(a)                      53,200       477,204
======================================================================
                                                             1,368,960
======================================================================

Oil & Gas Exploration & Production-1.72%

Devon Energy Corp.                                16,500       757,350
----------------------------------------------------------------------
Ocean Energy, Inc.                                35,200       702,944
======================================================================
                                                             1,460,294
======================================================================

Oil & Gas Refining, Marketing &
  Transportation-1.12%

Valero Energy Corp.                               25,800       953,052
======================================================================

Paper Products-1.23%

Bowater Inc.                                      24,900     1,044,555
======================================================================

Pharmaceuticals-2.74%

Allergan, Inc.                                    15,200       875,824
----------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)            9,300       461,931
----------------------------------------------------------------------
Mylan Laboratories Inc.                           28,300       987,670
======================================================================
                                                             2,325,425
======================================================================

Property & Casualty Insurance-2.94%

PMI Group, Inc. (The)                             41,700     1,252,668
----------------------------------------------------------------------
Radian Group Inc.                                 33,500     1,244,525
======================================================================
                                                             2,497,193
======================================================================

Publishing-2.61%

Belo Corp.-Class A                                20,100       428,532
----------------------------------------------------------------------
Knight-Ridder, Inc.                               14,000       885,500
----------------------------------------------------------------------
New York Times Co. (The)-Class A                  19,700       900,881
======================================================================
                                                             2,214,913
======================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

Real Estate Investment Trusts-3.13%

American Financial Realty Trust (Acquired
  09/04/02; Cost $883,000)(a)(b)                  88,300   $ 1,081,675
----------------------------------------------------------------------
FBR Asset Investment Corp.                        33,300     1,128,870
----------------------------------------------------------------------
Plum Creek Timber Co., Inc.                       18,900       446,040
======================================================================
                                                             2,656,585
======================================================================

Restaurants-1.57%

Brinker International, Inc.(a)                    28,100       906,225
----------------------------------------------------------------------
Ruby Tuesday, Inc.                                24,700       427,063
======================================================================
                                                             1,333,288
======================================================================

Semiconductors-0.88%

Microchip Technology Inc.                         30,700       750,615
======================================================================

Specialty Chemicals-1.19%

International Flavors & Fragrances Inc.           28,800     1,010,880
======================================================================

Specialty Stores-1.64%

Advance Auto Parts, Inc.(a)                       17,700       865,530
----------------------------------------------------------------------
Copart, Inc.(a)                                   44,700       529,248
======================================================================
                                                             1,394,778
======================================================================

Systems Software-1.06%

Adobe Systems Inc.                                12,800       318,848
----------------------------------------------------------------------
Symantec Corp.(a)                                 14,300       578,435
======================================================================
                                                               897,283
======================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $66,899,457)                   68,814,453
======================================================================

FOREIGN STOCKS & OTHER EQUITY INTERESTS-9.92%

Bermuda-3.06%

Everest Re Group, Ltd. (Reinsurance)               7,600       420,280
----------------------------------------------------------------------
PartnerRe Ltd. (Reinsurance)                      17,500       906,850
----------------------------------------------------------------------
Platinum Underwriters Holdings, Ltd.
  (Insurance Brokers)(a)                          23,600       621,860
----------------------------------------------------------------------
Willis Group Holdings Ltd. (Insurance
  Brokers)(a)                                     22,600       647,942
======================================================================
                                                             2,596,932
======================================================================

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

Canada-1.84%

Biovail Corp. (Pharmaceuticals)(a)                10,600   $   279,946
----------------------------------------------------------------------
Celestica Inc. (Electronic Equipment &
  Instruments)(a)                                 25,000       352,500
----------------------------------------------------------------------
Potash Corp. of Saskatchewan Inc.
  (Fertilizers & Agricultural Chemicals)          14,600       928,414
======================================================================
                                                             1,560,860
======================================================================

Cayman Islands-3.80%

ACE Ltd. (Property & Casualty Insurance)          13,607       399,230
----------------------------------------------------------------------
Garmin Ltd. (Consumer Electronics)(a)             31,000       908,300
----------------------------------------------------------------------
GlobalSantaFe Corp. (Oil & Gas Drilling)(a)       38,900       946,048
----------------------------------------------------------------------
XL Capital Ltd.-Class A (Property & Casualty
  Insurance)                                      12,600       973,350
======================================================================
                                                             3,226,928
======================================================================

France-0.47%

Business Objects S.A.-ADR (Application
  Software)(a)                                    26,700       400,500
======================================================================

South Africa-0.49%

AngloGold Ltd.-ADR (Gold)                         12,200       417,972
======================================================================

United Kingdom-0.26%

Shire Pharmaceuticals Group PLC-ADR
  (Pharmaceuticals)(a)                            11,900       224,791
======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $8,251,231)                            8,427,983
======================================================================

MONEY MARKET FUNDS-9.51%

STIC Liquid Assets Portfolio(c)                4,042,207     4,042,207
----------------------------------------------------------------------
STIC Prime Portfolio(c)                        4,042,207     4,042,207
======================================================================
    Total Money Market Funds (Cost
      $8,084,414)                                            8,084,414
======================================================================
TOTAL INVESTMENTS-100.40% (Cost $83,235,102)                85,326,850
======================================================================
OTHER ASSETS LESS LIABILITIES-(0.40%)                         (340,384)
======================================================================
NET ASSETS-100.00%                                         $84,986,466
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/02 was $1,344,385, which represented 1.58% of the Fund's net assets. These securities may be considered illiquid.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost $83,235,102)  $85,326,850
------------------------------------------------------------
Receivables for:
  Investments sold                                   107,973
------------------------------------------------------------
  Fund shares sold                                    10,198
------------------------------------------------------------
  Dividends                                           95,749
------------------------------------------------------------
Investment for deferred compensation plan             19,647
------------------------------------------------------------
Other assets                                             421
============================================================
     Total assets                                 85,560,838
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                              348,803
------------------------------------------------------------
  Fund shares reacquired                              78,340
------------------------------------------------------------
  Deferred compensation plan                          19,647
------------------------------------------------------------
Accrued administrative services fees                  91,182
------------------------------------------------------------
Accrued distribution fees -- Series II                 8,367
------------------------------------------------------------
Accrued transfer agent fees                            4,843
------------------------------------------------------------
Accrued operating expenses                            23,190
============================================================
     Total liabilities                               574,372
============================================================
Net assets applicable to shares outstanding      $84,986,466
____________________________________________________________
============================================================


NET ASSETS:

Series I                                         $70,017,654
____________________________________________________________
============================================================
Series II                                        $14,968,812
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           7,455,722
____________________________________________________________
============================================================
Series II                                          1,598,575
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      9.39
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      9.36
____________________________________________________________
============================================================


Statement of Operations
For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $2,439)                                        $    890,672
-------------------------------------------------------------
Dividends from affiliated money market funds          106,887
-------------------------------------------------------------
Interest                                                  108
=============================================================
    Total investment income                           997,667
=============================================================

EXPENSES:

Advisory fees                                         703,517
-------------------------------------------------------------
Administrative services fees                          275,694
-------------------------------------------------------------
Custodian fees                                         39,378
-------------------------------------------------------------
Distribution fees -- Series II                         21,457
-------------------------------------------------------------
Transfer agent fees                                    19,823
-------------------------------------------------------------
Trustees' fees                                          9,121
-------------------------------------------------------------
Other                                                  24,553
=============================================================
    Total expenses                                  1,093,543
=============================================================
Less: Fees waived                                      (1,117)
-------------------------------------------------------------
    Expenses paid indirectly                             (100)
=============================================================
    Net expenses                                    1,092,326
=============================================================
Net investment income (loss)                          (94,659)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (12,418,154)
-------------------------------------------------------------
  Foreign currencies                                   10,931
-------------------------------------------------------------
  Option contracts written                            143,158
=============================================================
                                                  (12,264,065)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (10,808,516)
-------------------------------------------------------------
  Foreign currencies                                      126
=============================================================
                                                  (10,808,390)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts         (23,072,455)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(23,167,114)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    (94,659)   $   (138,787)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                    (12,264,065)    (11,864,022)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (10,808,390)      5,254,554
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (23,167,114)     (6,748,255)
==========================================================================================
Share transactions-net:
  Series I                                                      (1,892,798)     24,793,289
------------------------------------------------------------------------------------------
  Series II                                                     14,547,621       2,579,665
==========================================================================================
    Net increase (decrease) in net assets                      (10,512,291)     20,624,699
==========================================================================================

NET ASSETS:

  Beginning of year                                             95,498,757      74,874,058
==========================================================================================
  End of year                                                 $ 84,986,466    $ 95,498,757
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $112,686,465    $100,111,093
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (26,541)        (22,264)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts        (29,765,332)    (17,490,336)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           2,091,874      12,900,264
==========================================================================================
                                                              $ 84,986,466    $ 95,498,757
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Development Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

     The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $1,117.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $275,694 of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $11,951 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $21,457.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,734 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $100 under an expense offset arrangement which resulted in a reduction of the Fund's expenses of $100.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 6--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                     ----------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
-----------------------------------------------------------
Beginning of year                        --       $      --
-----------------------------------------------------------
Written                                 516         163,010
-----------------------------------------------------------
Closed                                 (516)       (163,010)
===========================================================
End of year                              --       $      --
___________________________________________________________
===========================================================

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

  There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2002 and 2001.

Tax Components of Beneficial Interest:

  As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation -- investments           $  1,569,731
-------------------------------------------------------------
Temporary book/tax differences                        (26,541)
-------------------------------------------------------------
Capital loss carryforward                         (29,062,697)
-------------------------------------------------------------
Post-October capital loss deferral                   (180,492)
-------------------------------------------------------------
Shares of beneficial interest                     112,686,465
=============================================================
                                                 $ 84,986,466
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and other deferrals. The tax-basis unrealized appreciation on investments includes appreciation on foreign currencies of $126.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                          CAPITAL
                            LOSS
      EXPIRATION        CARRYFORWARD
------------------------------------
December 31, 2006       $   204,323
------------------------------------
December 31, 2007            82,869
------------------------------------
December 31, 2008         2,661,143
------------------------------------
December 31, 2009        13,961,443
------------------------------------
December 31, 2010        12,152,919
====================================
                        $29,062,697
____________________________________
====================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $115,204,833 and $106,896,020, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:


Aggregate unrealized appreciation of investment
  securities                                      $ 6,428,155
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (4,858,550)
=============================================================
Net unrealized appreciation of investment
  securities                                      $ 1,569,605
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $83,757,245.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of a net operating loss and foreign currency transactions on December 31, 2002, undistributed net investment income was increased by $90,382, undistributed net realized gains decreased by $10,931 and shares of beneficial interest decreased by $79,451. This reclassification had no effect on the net assets of the Fund.


NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                         2002                         2001
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,632,368    $ 18,502,411    2,664,233    $32,507,353
--------------------------------------------------------------------------------------------------------------------
  Series II*                                                   1,558,305      16,426,876      241,623      2,682,821
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Series I                                                    (1,941,781)    (20,395,209)    (661,439)    (7,714,064)
--------------------------------------------------------------------------------------------------------------------
  Series II*                                                    (191,525)     (1,879,255)      (9,828)      (103,156)
====================================================================================================================
                                                               1,057,367    $ 12,654,823    2,234,589    $27,372,954
____________________________________________________________________________________________________________________
====================================================================================================================

* Series II shares commenced sales on August 21, 2001.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                          SERIES I
                                                            ---------------------------------------------------------------------
                                                                                                                 MAY 1, 1998
                                                                                                                 (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                   COMMENCED) TO
                                                            ----------------------------------------------       DECEMBER 31,
                                                             2002          2001       2000          1999            1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 11.94       $ 12.99    $ 11.89       $  9.21            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.01)(a)     (0.02)     (0.01)(a)     (0.03)(a)          0.03(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (2.54)        (1.03)      1.11          2.71             (0.78)
=================================================================================================================================
    Total from investment operations                          (2.55)        (1.05)      1.10          2.68             (0.75)
=================================================================================================================================
Less distributions from net investment income                    --            --         --            --             (0.04)
=================================================================================================================================
Net asset value, end of period                              $  9.39       $ 11.94    $ 12.99       $ 11.89            $ 9.21
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              (21.36)%       (8.08)%     9.25%        29.10%            (7.51)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $70,018       $92,732    $74,874       $11,035            $3,172
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             1.14%(c)      1.16%      1.19%         1.23%             1.21%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          1.14%(c)      1.16%      1.38%         3.42%             5.80%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (0.08)%(c)    (0.16)%    (0.07)%       (0.32)%            0.62%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                         121%          125%       110%          132%               45%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $85,219,471.
(d)  Annualized.


                                                                              SERIES II
                                                                --------------------------------------
                                                                                AUGUST 21, 2001
                                                                                 (DATE SALES
                                                                YEAR ENDED      COMMENCED) TO
                                                                DECEMBER 31,     DECEMBER 31,
                                                                  2002               2001
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 11.94               $11.88
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.03)(a)            (0.01)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (2.55)                0.07
======================================================================================================
    Total from investment operations                                (2.58)                0.06
======================================================================================================
Net asset value, end of period                                    $  9.36               $11.94
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                    (21.61)%               0.50%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $14,969               $2,767
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                              1.39%(c)             1.41%(d)
======================================================================================================
Ratio of net investment income (loss) to average net assets         (0.33)%(c)           (0.41)%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate                                               121%                 125%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $8,582,831.
(d)  Annualized.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Development Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Development Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                       AIM V.I. CAPITAL DEVELOPMENT FUND

Trustees and Officers

As of January 1, 2003

The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.             None
   Trustee                                            (registered investment company);
                                                      Director, Magellan Insurance Company;
                                                      Member of Advisor Board of Rotary Power
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

As of January 1, 2003


The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1993               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1993               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1993               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1993               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1818 Market Street
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2400
                          Houston, TX 77046         Houston, TX 77046         Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
3000 K N.W., Suite 500    & Frankel LLP             Inc.                      Trust Company
Washington, D.C. 20007    919 Third Avenue          P.O. Box 4739             225 Franklin Street
                          New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                           AIM V.I. CORE EQUITY FUND


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT FISCAL YEAR
While AIM V.I. Core Equity Fund delivered negative returns for the year ended December 31, 2002, it performed significantly better than its indexes in a tough market. The fund's Series I shares returned -15.58% while its Series II shares returned -15.79%.* The Lipper Large-Cap Core Fund Index, an index that measures the performance of funds with similar investment strategies, returned -21.23%; the S&P 500 returned -22.09%; and the Russell 1000 Index returned -21.65%.

RELEVANT MARKET CONDITIONS
Throughout 2002, the economy was helped by generally strong consumer confidence and retail sales; indeed, auto and home sales approached record levels. Mixed economic signals prompted the Federal Reserve Board to hold short-term interest rates steady, at 1.75%, until early November, when it cut rates to 1.25%.

    Investors remained bearish for much of 2002, and for the major stock market indexes it was a third consecutive year of negative performance. While markets generally rallied in March, October, and November, the S&P 500 sustained its most significant loss in more than a quarter of a century. Every sector of the S&P 500 declined for the year, with technology and telecommunications sustaining the most significant declines.

    Economic signals were mixed at year's end, but there was increasing evidence that the worst was over for the economy and the stock market. In addition to low short-term interest rates, positive economic signals included low inflation, continued strong consumer spending, and positive economic growth.

    Nevertheless, a weak job market (unemployment was at 6.0% in December) and continued depressed capital spending by businesses contributed to economic uncertainty. The possibility of war with Iraq, North Korea's resumption of its nuclear program, and uncertainty about the pace of economic recovery remained concerns as 2002 ended.

    After touching five-year lows on October 9, the stock market rallied strongly in October and November, before weakening in December. The Dow, for example, enjoyed its best single-month performance in 15 years in October, and as the year ended, stock valuations were more attractive than they had been in the last several years.

FUND STRATEGIES AND TECHNIQUES

In early 2002, we repositioned the fund by reducing the emphasis on earnings-momentum stocks in an effort to temper its volatility. As part of this repositioning, we sold many earnings-momentum stocks with high valuations and bought stocks with better value relative to their growth potential, seeking to balance stable, moderate growth companies with more cyclical holdings. This strategy helped deliver less volatile performance during the year--although it hurt slightly when the most speculative stocks with little in the way of fundamental support and earnings visibility rallied late in the year.
    Sectors on which we were focused included consumer staples, industrials, health care, and consumer-discretionary stocks; we were overweight in consumer staples and industrials relative to the S&P 500 at the close of the year. In particular, we were attracted to food and personal-product stocks because of their

PORTFOLIO COMPOSITION
As of 12/31/02, based on total net assets

=====================================================================================================
TOP 10 EQUITY HOLDINGS                                  TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------
1.  General Mills, Inc.                         2.7%    1.  Packaged Foods & Meats              10.8%

2.  Microsoft Corp.                             2.5     2.  Pharmaceuticals                      7.9

3.  Computer Associates International, Inc.     2.1     3.  Systems Software                     5.7

4.  Sara Lee Corp.                              2.0     4.  Aerospace & Defense                  3.6

5.  Kellogg Co.                                 2.0     5.  Semiconductors                       3.6

6.  ConAgra Foods, Inc.                         2.0     6.  Diversified Financial Services       3.5

7.  Anheuser-Busch Cos., Inc.                   1.9     7.  Property & Casualty Insurance        3.1

8.  Exxon Mobil Corp.                           1.9     8.  Integrated Oil & Gas                 2.9

9.  Pfizer Inc.                                 1.8     9.  Food Retail                          2.6

10. Northrop Grumman Co.                        1.6     10. Industrial Machinery                 2.6

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=====================================================================================================

                           AIM V.I. CORE EQUITY FUND

================================================================================
RESULTS OF A $10,000 INVESTMENT
5/2/94-12/31/02
Index data from 4/30/94-12/31/02

                                  [LINE CHART]

Source: Lipper, Inc.


INDEX PERFORMANCE     VI CORE EQUITY -                                 LIPPER LARGE CAP
IS FROM 4/30/1994     SERIES I           S&P 500      RUSSELL 1000     CORE FUND IX

      5/2/1994            10000           10000          10000              10000
     5/31/1994             9820           10163          10133              10079
     6/30/1994             9770            9914           9861               9813
     7/31/1994            10030           10239          10183              10107
     8/31/1994            10450           10658          10613              10468
     9/30/1994            10194           10398          10365              10248
    10/31/1994            10345           10631          10561              10413
    11/30/1994             9903           10244          10181              10047
    12/31/1994             9999           10395          10327              10140
     1/31/1995            10090           10665          10594              10319
     2/28/1995            10454           11080          11025              10674
     3/31/1995            10867           11406          11309              10939
     4/30/1995            11202           11742          11609              11180
     5/31/1995            11577           12210          12055              11541
     6/30/1995            12014           12494          12375              11845
     7/31/1995            12562           12907          12847              12249
     8/31/1995            12724           12939          12944              12267
     9/30/1995            13301           13485          13477              12726
    10/31/1995            13058           13437          13415              12667
    11/30/1995            13454           14025          14013              13163
    12/31/1995            13388           14296          14226              13361
     1/31/1996            13684           14782          14686              13754
     2/29/1996            13968           14920          14877              13922
     3/31/1996            14052           15063          15011              14049
     4/30/1996            14401           15284          15239              14252
     5/31/1996            14707           15677          15605              14536
     6/30/1996            14644           15737          15622              14556
     7/31/1996            13884           15041          14869              13961
     8/31/1996            14327           15358          15273              14278
     9/30/1996            15161           16222          16132              15017
    10/31/1996            15277           16669          16488              15316
    11/30/1996            16228           17928          17705              16309
    12/31/1996            16057           17573          17418              16009
     1/31/1997            16998           18669          18451              16884
     2/28/1997            16934           18817          18521              16864
     3/31/1997            15930           18045          17688              16142
     4/30/1997            16720           19121          18645              17037
     5/31/1997            17990           20289          19838              18071
     6/30/1997            18739           21192          20659              18855
     7/31/1997            20427           22877          22349              20345
     8/31/1997            19455           21596          21294              19309
     9/30/1997            20641           22777          22461              20303
    10/31/1997            19744           22016          21733              19678
    11/30/1997            20097           23036          22677              20322
    12/31/1997            20187           23432          23137              20691
     1/31/1998            20337           23690          23308              20896
     2/28/1998            21610           25398          24970              22378
     3/31/1998            22615           26698          26228              23485
     4/30/1998            22583           26970          26499              23723
     5/31/1998            21985           26506          25926              23317
     6/30/1998            23097           27583          26886              24425
     7/31/1998            23118           27290          26563              24227
     8/31/1998            19384           23347          22592              20600
     9/30/1998            20379           24843          24112              21624
    10/31/1998            22154           26861          26017              23246
    11/30/1998            23609           28488          27627              24629
    12/31/1998            25774           30129          29387              26264
      01/31/99            27174           31389          30436              27183
      02/28/99            26133           30412          29472              26343
      03/31/99            27902           31629          30600              27402
      04/30/99            28293           32853          31879              28137
      05/31/99            27532           32078          31191              27391
      06/30/99            29528           33852          32782              28919
      07/31/99            28441           32799          31782              28072
      08/31/99            28418           32635          31483              27786
      09/30/99            28060           31741          30617              27033
      10/31/99            29741           33750          32675              28690
      11/30/99            30978           34435          33514              29393
      12/31/99            34597           36460          35535              31347
      01/31/00            33317           34629          34082              30081
      02/29/00            34456           33975          33990              30072
      03/31/00            37467           37298          37086              32685
      04/30/00            34991           36175          35851              31616
      05/31/00            33031           35433          34923              30810
      06/30/00            34980           36305          35813              31938
      07/31/00            35057           35739          35219              31440
      08/31/00            37851           37958          37825              33609
      09/30/00            35330           35954          36070              31821
      10/31/00            33875           35803          35637              31452
      11/30/00            29044           32982          32380              28684
      12/31/00            29561           33143          32772              29034
      01/31/01            30826           34320          33850              29856
      02/28/01            26357           31193          30692              27076
      03/31/01            23523           29219          28654              25414
      04/30/01            26221           31486          30955              27345
      05/31/01            26266           31697          31165              27498
      06/30/01            25420           30927          30461              26767
      07/31/01            24505           30624          30044              26379
      08/31/01            22552           28710          28214              24825
      09/30/01            19945           26393          25821              22941
      10/31/01            20825           26897          26358              23482
      11/30/01            22745           28960          28388              25020
      12/31/01            22813           29215          28692              25303
      01/31/02            22395           28788          28327              24903
      02/28/02            22158           28233          27764              24485
      03/31/02            23073           29294          28905              25317
      04/30/02            22316           27519          27249              23993
      05/31/02            22305           27318          27009              23818
      06/30/02            21130           25373          25016              22172
      07/31/02            19458           23396          23164              20525
      08/31/02            19661           23549          23285              20693
      09/30/02            18159           20991          20784              18684
      10/31/02            19175           22836          22511              20136
      11/30/02            20102           24179          23828              21036
      12/31/02            19257           22760          22479              19927

Past performance cannot guarantee comparable future results.

This chart uses a logarithmic scale, which means the price scale (vertical axis)
is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.
=======================================================================================

                       FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/02

SERIES I SHARES
Inception (5/2/94)                         7.86%
 5 Years                                  -0.94
 1 Year                                  -15.58

SERIES II SHARES*
Inception                                  7.59%
 5 Years                                  -1.18
 1 Year                                  -15.79

*Performance shown for periods prior to the inception date of the Series II class of shares (inception date 10/24/01) reflects the historical results of the Series I class (inception date 5/2/94), adjusted to reflect the impact that the Series II class Rule 12b-1 plan would have had if the Series II class had then existed. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.
    AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    AIM V.I. Core Equity Fund seeks growth of capital.
    Effective May 1, 2002, AIM V.I. Growth and Income Fund was renamed AIM V.I. Core Equity Fund.
    The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
    The unmanaged Lipper Large-Cap Core Fund Index represents an average of the performance of the 30 largest large-capitalization core equity funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    The unmanaged Russell 1000 Index is an index of common stocks that measures performance of the largest 1,000 U.S. companies based on market capitalization.
    The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.
    In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORIC PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

predictable earnings in good times and bad. Because of their cloudy earnings picture, we avoided telecommunications stocks and limited our exposure to the information technology sector, both of which performed poorly in 2002.
    At the close of the year, we continued to hold mid- and large-cap stocks and continued to hold a number of consumer staples stocks. We continued to balance exposure to more defensive names with well-researched, carefully selected purchases of stocks more leveraged to the economy.
    Sara Lee and General Mills were among the holdings that helped fund performance; Computer Associates was one that did not.
    Sara Lee's stable of well-known consumer names includes Ball Park franks, Jimmy Dean sausage, Hanes underwear, Endust furniture cleaner, and, of course, Sara Lee baked goods. It has eight brands with sales of more than $500 million each annually, and more than two dozen others with sales of more than $100 million each annually. The diversity and brand leadership of its products provides stability to Sara Lee's earnings and cash flow.
    Similarly, many of General Mills's products are leaders in their categories:
Cheerios, Wheaties, and Total cereals; Hamburger Helper dinner mixes; Colombo and Yoplait yogurts; Progresso soups; and Gold Medal flour. The company acquired Pillsbury in late 2001, creating the world's fifth-largest packaged-food company.
    Computer Associates disappointed us over the short term, but we continue to like it on a longer-term basis. One of the world's largest software companies, it has been hurt by the prolonged decline in corporate capital spending, but in late October, the company reported quarterly earnings that beat expectations and it raised its earnings guidance for the full fiscal year.

IN CLOSING
We know that market conditions in recent years have been largely disappointing. We want to assure you that regardless of market conditions, your fund management team will continue to work diligently to meet the fund's investment objective of growth of capital.


                           PORTFOLIO MANAGEMENT TEAM
                                 AS OF 12/31/02

                         RONALD S. SLOAN, LEAD MANAGER

                                 MICHAEL YELLEN

                    ASSISTED BY THE MID/LARGE CAP CORE TEAM

Schedule of Investments

December 31, 2002

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-87.69%

Advertising-1.52%

Omnicom Group Inc.                                 327,400   $   21,150,040
===========================================================================

Aerospace & Defense-3.61%

Lockheed Martin Corp.                              107,300        6,196,575
---------------------------------------------------------------------------
Northrop Grumman Corp.                             230,000       22,310,000
---------------------------------------------------------------------------
Raytheon Co.                                       702,300       21,595,725
===========================================================================
                                                                 50,102,300
===========================================================================

Apparel Retail-1.38%

Limited Brands                                   1,374,000       19,139,820
===========================================================================

Banks-2.55%

Bank of America Corp.                              216,900       15,089,733
---------------------------------------------------------------------------
Washington Mutual, Inc.                            589,300       20,348,529
===========================================================================
                                                                 35,438,262
===========================================================================

Brewers-1.87%

Anheuser-Busch Cos., Inc.                          535,000       25,894,000
===========================================================================

Building Products-2.15%

American Standard Cos. Inc.(a)                     200,000       14,228,000
---------------------------------------------------------------------------
Masco Corp.                                        738,500       15,545,425
===========================================================================
                                                                 29,773,425
===========================================================================

Computer & Electronics Retail-1.11%

Best Buy Co., Inc.(a)                              640,000       15,456,000
===========================================================================

Computer Hardware-1.37%

International Business Machines Corp.              245,600       19,034,000
===========================================================================

Construction Materials-1.04%

Vulcan Materials Co.                               384,700       14,426,250
===========================================================================

Data Processing Services-2.20%

Automatic Data Processing, Inc.                    442,000       17,348,500
---------------------------------------------------------------------------
Convergys Corp.(a)                                 870,000       13,180,500
===========================================================================
                                                                 30,529,000
===========================================================================

Diversified Financial Services-3.53%

Citigroup Inc.                                     573,000       20,163,870
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
Diversified Financial Services-(Continued)

Morgan Stanley                                     345,000   $   13,772,400
---------------------------------------------------------------------------
Principal Financial Group, Inc.                    497,200       14,980,636
===========================================================================
                                                                 48,916,906
===========================================================================

Electric Utilities-0.77%

FPL Group, Inc.                                     68,500        4,118,905
---------------------------------------------------------------------------
TXU Corp.                                          347,900        6,498,772
===========================================================================
                                                                 10,617,677
===========================================================================

Electrical Components & Equipment-1.48%

Emerson Electric Co.                               403,000       20,492,550
===========================================================================

Environmental Services-0.97%

Waste Management, Inc.                             589,300       13,506,756
===========================================================================

Food Retail-2.65%

Kroger Co. (The)(a)                              1,313,700       20,296,665
---------------------------------------------------------------------------
Safeway Inc.(a)                                    703,900       16,443,104
===========================================================================
                                                                 36,739,769
===========================================================================

Footwear-1.32%

NIKE, Inc.-Class B                                 410,700       18,263,829
===========================================================================

General Merchandise Stores-0.75%

Wal-Mart Stores, Inc.                              204,600       10,334,346
===========================================================================

Health Care Distributors & Services-1.01%

IMS Health Inc.                                    878,000       14,048,000
===========================================================================

Health Care Supplies-1.34%

Alcon, Inc. (Switzerland)(a)                       470,600       18,565,170
===========================================================================

Home Improvement Retail-1.01%

Home Depot, Inc. (The)                             585,000       14,016,600
===========================================================================

Hotels, Resorts & Cruise Lines-0.90%

Carnival Corp. (Panama)                            501,300       12,507,435
===========================================================================

Household Products-1.74%

Kimberly-Clark Corp.                               212,800       10,101,616
---------------------------------------------------------------------------

                           AIM V.I. CORE EQUITY FUND

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
Household Products-(Continued)

Procter & Gamble Co. (The)                         163,700   $   14,068,378
===========================================================================
                                                                 24,169,994
===========================================================================

Industrial Machinery-2.61%

Dover Corp.                                        740,000       21,578,400
---------------------------------------------------------------------------
Illinois Tool Works Inc.                           225,100       14,599,986
===========================================================================
                                                                 36,178,386
===========================================================================

Integrated Oil & Gas-2.87%

ChevronTexaco Corp.                                212,800       14,146,944
---------------------------------------------------------------------------
Exxon Mobil Corp.                                  735,000       25,680,900
===========================================================================
                                                                 39,827,844
===========================================================================

Integrated Telecommunication Services-0.77%

AT&T Corp.                                         410,000       10,705,100
===========================================================================

Leisure Products-0.78%

Mattel, Inc.                                       564,800       10,815,920
===========================================================================

Life & Health Insurance-1.11%

Prudential Financial, Inc.                         487,000       15,457,380
===========================================================================

Oil & Gas Drilling-1.08%

GlobalSantaFe Corp. (Cayman Islands)               613,900       14,930,048
===========================================================================

Oil & Gas Equipment & Services-1.14%

Baker Hughes Inc.                                  491,100       15,808,509
===========================================================================

Oil & Gas Refining, Marketing &
  Transportation-1.21%

Valero Energy Corp.                                454,300       16,781,842
===========================================================================

Packaged Foods & Meats-10.85%

Campbell Soup Co.                                  482,900       11,333,663
---------------------------------------------------------------------------
ConAgra Foods, Inc.                              1,080,400       27,020,804
---------------------------------------------------------------------------
General Mills, Inc.                                789,900       37,085,805
---------------------------------------------------------------------------
Kellogg Co.                                        789,900       27,069,873
---------------------------------------------------------------------------
Kraft Foods Inc.-Class A                           511,600       19,916,588
---------------------------------------------------------------------------
Sara Lee Corp.                                   1,246,200       28,051,962
===========================================================================
                                                                150,478,695
===========================================================================

Personal Products-2.09%

Avon Products, Inc.                                280,000       15,083,600
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
Personal Products-(Continued)

Gillette Co. (The)                                 460,000   $   13,965,600
===========================================================================
                                                                 29,049,200
===========================================================================

Pharmaceuticals-7.94%

Abbott Laboratories                                323,300       12,932,000
---------------------------------------------------------------------------
Bristol-Myers Squibb Co.                           595,000       13,774,250
---------------------------------------------------------------------------
Johnson & Johnson                                  243,500       13,078,385
---------------------------------------------------------------------------
Merck & Co. Inc.                                   200,500       11,350,305
---------------------------------------------------------------------------
Pfizer Inc.                                        806,200       24,645,534
---------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         384,700       14,853,267
---------------------------------------------------------------------------
Wyeth                                              520,000       19,448,000
===========================================================================
                                                                110,081,741
===========================================================================

Property & Casualty Insurance-3.13%

ACE Ltd. (Cayman Islands)                          340,000        9,975,600
---------------------------------------------------------------------------
MGIC Investment Corp.                              269,800       11,142,740
---------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class A(a)       350,482        5,134,561
---------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class B(a)       431,501        6,321,490
---------------------------------------------------------------------------
XL Capital Ltd.-Class A (Cayman Islands)           140,000       10,815,000
===========================================================================
                                                                 43,389,391
===========================================================================

Publishing-1.02%

New York Times Co. (The)-Class A                   310,000       14,176,300
===========================================================================

Railroads-1.65%

Norfolk Southern Corp.                             546,000       10,914,540
---------------------------------------------------------------------------
Union Pacific Corp.                                200,500       12,003,935
===========================================================================
                                                                 22,918,475
===========================================================================

Restaurants-1.04%

McDonald's Corp.                                   900,000       14,472,000
===========================================================================

Semiconductor Equipment-0.76%

KLA-Tencor Corp.(a)                                300,000       10,611,000
===========================================================================

Semiconductors-3.61%

Intel Corp.                                      1,432,400       22,302,468
---------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(a)                             927,400        6,538,170
---------------------------------------------------------------------------
Texas Instruments Inc.                             474,700        7,125,247
---------------------------------------------------------------------------
Xilinx, Inc.(a)                                    681,400       14,036,840
===========================================================================
                                                                 50,002,725
===========================================================================

                           AIM V.I. CORE EQUITY FUND

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

Soft Drinks-1.01%

Coca-Cola Co. (The)                                320,000   $   14,022,400
===========================================================================

Specialty Chemicals-1.01%

Rohm & Haas Co.                                    429,700       13,956,656
===========================================================================

Systems Software-5.74%

Computer Associates International, Inc.          2,193,600       29,613,600
---------------------------------------------------------------------------
Microsoft Corp.(a)                                 670,000       34,639,000
---------------------------------------------------------------------------
Oracle Corp.(a)                                  1,416,000       15,292,800
===========================================================================
                                                                 79,545,400
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,342,984,723)                         1,216,331,141
===========================================================================

                                                PRINCIPAL
                                                 AMOUNT
CONVERTIBLE BONDS & NOTES-0.07%

Computer Hardware-0.07%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 04/17/98-04/19/01; Cost
  $14,364,365)(b)(c)(d)                        $18,500,000          980,500
===========================================================================
    Total Convertible Bonds & Notes (Cost
      $15,090,056)                                                  980,500
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
MONEY MARKET FUNDS-13.98%

STIC Liquid Assets Portfolio(e)                 96,918,925   $   96,918,925
---------------------------------------------------------------------------
STIC Prime Portfolio(e)                         96,918,925       96,918,925
===========================================================================
    Total Money Market Funds (Cost
      $193,837,850)                                             193,837,850
===========================================================================
TOTAL INVESTMENTS-101.74% (Cost
  $1,551,912,629)                                             1,411,149,491
===========================================================================
OTHER ASSETS LESS LIABILITIES-(1.74%)                           (24,150,059)
===========================================================================
NET ASSETS-100.00%                                           $1,386,999,432
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Deb.    - Debentures
Gtd.    - Guaranteed
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act. The Fund has no rights to demand registration of this security. The market value of this security at 12/31/02 was $980,500, which represented 0.07% of the Fund's net assets. This security is considered to be illiquid.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees and is considered to be illiquid.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                           AIM V.I. CORE EQUITY FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost
  $1,551,912,629)                              $1,411,149,491
-------------------------------------------------------------
Receivables for:
  Investments sold                                 16,210,972
-------------------------------------------------------------
  Fund shares sold                                     20,801
-------------------------------------------------------------
  Dividends                                         1,555,252
-------------------------------------------------------------
  Amount due from advisor                              17,068
-------------------------------------------------------------
Investment for deferred compensation plan              54,631
-------------------------------------------------------------
Other assets                                            7,014
=============================================================
    Total assets                                1,429,015,229
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            39,102,175
-------------------------------------------------------------
  Fund shares reacquired                            1,543,345
-------------------------------------------------------------
  Deferred compensation plan                           54,631
-------------------------------------------------------------
Accrued administrative services fees                1,111,712
-------------------------------------------------------------
Accrued distribution fees -- Series II                  1,151
-------------------------------------------------------------
Accrued trustees' fees                                  2,291
-------------------------------------------------------------
Accrued transfer agent fees                             9,019
-------------------------------------------------------------
Accrued operating expenses                            191,473
=============================================================
    Total liabilities                              42,015,797
=============================================================
Net assets applicable to shares outstanding    $1,386,999,432
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $1,385,050,101
_____________________________________________________________
=============================================================
Series II                                      $    1,949,331
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                           81,542,754
_____________________________________________________________
=============================================================
Series II                                             115,071
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        16.99
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        16.94
_____________________________________________________________
=============================================================

Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $42,692)                                      $  20,698,808
-------------------------------------------------------------
Dividends from affiliated money market funds        3,069,565
-------------------------------------------------------------
Interest                                               28,714
=============================================================
    Total investment income                        23,797,087
=============================================================

EXPENSES:

Advisory fees                                       9,986,065
-------------------------------------------------------------
Administrative services fees                        2,744,082
-------------------------------------------------------------
Custodian fees                                         79,923
-------------------------------------------------------------
Distribution fees -- Series II                          3,059
-------------------------------------------------------------
Transfer agent fees                                    16,949
-------------------------------------------------------------
Trustees' fees                                         19,878
=============================================================
    Total expenses                                 12,849,956
=============================================================
Less: Fees waived                                     (26,617)
-------------------------------------------------------------
    Expenses paid indirectly                             (688)
=============================================================
    Net expenses                                   12,822,651
=============================================================
Net investment income                              10,974,436
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            69,759,670
-------------------------------------------------------------
  Foreign currencies                                   (1,395)
=============================================================
                                                   69,758,275
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (368,832,068)
-------------------------------------------------------------
  Foreign currencies                                    8,274
=============================================================
                                                 (368,823,794)
=============================================================
Net gain (loss) from investment securities
  and foreign currencies                         (299,065,519)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(288,091,083)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                           AIM V.I. CORE EQUITY FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                   2002              2001
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   10,974,436    $    2,586,850
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                       69,758,275      (392,380,514)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (368,823,794)     (199,092,964)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (288,091,083)     (588,886,628)
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (5,105,648)         (948,866)
----------------------------------------------------------------------------------------------
  Series II                                                           (7,025)             (176)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (238,832,022)       (7,547,466)
----------------------------------------------------------------------------------------------
  Series II                                                        1,760,027           396,298
==============================================================================================
    Net increase (decrease) in net assets                       (530,275,751)     (596,986,838)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,917,275,183     2,514,262,021
==============================================================================================
  End of year                                                 $1,386,999,432    $1,917,275,183
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,904,474,231    $2,141,546,226
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              8,358,703         2,347,997
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         (385,070,590)     (454,679,922)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (140,762,912)      228,060,882
==============================================================================================
                                                              $1,386,999,432    $1,917,275,183
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.
                           AIM V.I. CORE EQUITY FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Core Equity Fund (formerly AIM V.I. Growth and Income Fund) (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's primary investment objective is growth of capital with a secondary objective of current income.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net

                           AIM V.I. CORE EQUITY FUND
     realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $26,617.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $2,744,082, of which AIM retained $274,762 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $21,632 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $3,059.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $5,610 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $688 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $688.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                           AIM V.I. CORE EQUITY FUND

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                           2002         2001
--------------------------------------------------------------
Distributions paid from ordinary
  income                                $5,112,673    $949,042
______________________________________________________________
==============================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                  $   14,215,583
-------------------------------------------------------------
Unrealized appreciation
  (depreciation) -- investments                  (145,774,009)
-------------------------------------------------------------
Temporary book/tax differences                     (3,261,982)
-------------------------------------------------------------
Capital loss carryforward                        (371,505,954)
-------------------------------------------------------------
Post-October capital loss deferral                (11,148,437)
-------------------------------------------------------------
Shares of beneficial interest                   1,904,474,231
=============================================================
                                               $1,386,999,432
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and the treatment of defaulted bonds for tax purposes. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $226.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation, retirement plan expenses and the treatment of defaulted bonds for tax purposes.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2008                              $    852,667
-----------------------------------------------------------
December 31, 2009                               370,653,287
===========================================================
                                               $371,505,954
___________________________________________________________
===========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $1,660,222,608 and $2,026,242,309, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $  45,493,583
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (191,267,818)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $(145,774,235)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $1,556,923,726.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of bond premium amortization and foreign currency transactions on December 31, 2002, undistributed net investment income was increased by $148,943 and undistributed net realized gains (losses) decreased by $148,943.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                          2002                           2001
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      2,711,007    $  51,401,798     7,365,570    $ 166,787,363
-------------------------------------------------------------------------------------------------------------------------
  Series II*                                                      131,069        2,388,530        21,324          426,369
=========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        299,627        5,105,648        48,068          948,866
-------------------------------------------------------------------------------------------------------------------------
  Series II*                                                          413            7,025             9              176
=========================================================================================================================
Reacquired:
  Series I                                                    (16,363,086)    (295,339,468)   (8,516,539)    (175,283,695)
-------------------------------------------------------------------------------------------------------------------------
  Series II*                                                      (36,224)        (635,528)       (1,520)         (30,247)
=========================================================================================================================
                                                              (13,257,194)   $(237,071,995)   (1,083,088)   $  (7,151,168)
_________________________________________________________________________________________________________________________
=========================================================================================================================

* Series II shares commenced sales on October 24, 2001.

                           AIM V.I. CORE EQUITY FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                      SERIES I
                                                   ------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------------------
                                                      2002             2001             2000             1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $    20.20       $    26.19       $    31.59       $    23.75       $    18.87
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.12(a)          0.03(b)          0.01(a)          0.06(a)          0.26(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     (3.27)           (6.01)           (4.56)            8.05             4.95
=================================================================================================================================
    Total from investment operations                    (3.15)           (5.98)           (4.55)            8.11             5.21
=================================================================================================================================
Less distributions:
  Dividends from net investment income                  (0.06)           (0.01)           (0.04)           (0.16)           (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                    --               --            (0.81)           (0.11)           (0.24)
=================================================================================================================================
    Total distributions                                 (0.06)           (0.01)           (0.85)           (0.27)           (0.33)
=================================================================================================================================
Net asset value, end of period                     $    16.99       $    20.20       $    26.19       $    31.59       $    23.75
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                        (15.58)%         (22.83)%         (14.56)%          34.25%           27.68%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $1,385,050       $1,916,875       $2,514,262       $2,443,264       $1,262,059
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                  0.78%(d)         0.82%            0.84%            0.77%            0.65%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                 0.67%(d)         0.12%            0.04%            0.22%            1.34%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                   113%              73%              75%              93%             140%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been remained unchanged and the ratio of net investment income to average net assets would have been 0.13%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $1,642,287,403.


                                                                           SERIES II
                                                              -----------------------------------
                                                                                 OCTOBER 24, 2001
                                                                                 (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                2002                2001
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 20.19               $18.97
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.07(a)              0.00
-------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (3.26)                1.23
=================================================================================================
    Total from investment operations                              (3.19)                1.23
=================================================================================================
Less dividends from net investment income                         (0.06)               (0.01)
=================================================================================================
Net asset value, end of period                                  $ 16.94               $20.19
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                  (15.79)%               6.49%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 1,949               $  400
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets                            1.03%(c)             1.03%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets        0.42%(c)            (0.10)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate                                             113%                  73%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total return for all periods shown.
(c)  Ratios are based on average daily net assets of $1,223,417.
(d)  Annualized.

                           AIM V.I. CORE EQUITY FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Core Equity Fund, formerly AIM V.I. Growth and Income Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Core Equity Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                           AIM V.I. CORE EQUITY FUND

Trustees and Officers

As of January 1, 2003

The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.             None
   Trustee                                            (registered investment company);
                                                      Director, Magellan Insurance Company;
                                                      Member of Advisor Board of Rotary Power
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber L.P.
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                           AIM V.I. CORE EQUITY FUND

As of January 1, 2003


The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1993               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1993               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1993               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1993               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1818 Market Street
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2400
                          Houston, TX 77046         Houston, TX 77046         Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
3000 K N.W., Suite 500    & Frankel LLP             Inc.                      Trust Company
Washington, D.C. 20007    919 Third Avenue          P.O. Box 4739             225 Franklin Street
                          New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2002, 100% is eligible for the dividends received deduction for corporations.

                           AIM V.I. CORE EQUITY FUND

                      AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT FISCAL YEAR
AIM V.I. Dent Demographic Trends Fund delivered negative returns for the year ended December 31, 2002. The fund's Series I shares returned -32.20% while its Series II shares returned -32.26%.* The Lipper Multi-Cap Growth Fund Index, an index that measures the performance of funds with similar investment strategies, returned -29.82%.
    Most major market indexes also ended the year in negative territory. The S&P 500 returned -22.09%, the Russell 3000 Index returned -21.54%, and the Russell 3000 Growth Index returned -28.03%.

RELEVANT MARKET CONDITIONS
Throughout 2002, the economy was helped by generally strong consumer confidence and retail sales; indeed, auto and home sales approached record levels. Mixed economic signals prompted the Federal Reserve Board to hold short-term interest rates steady, at 1.75%, until early November, when it cut rates to 1.25%.
    Investors remained bearish for much of 2002, and for the major stock market indexes it was a third consecutive year of negative performance. While markets generally rallied in March, October, and November, the S&P 500 sustained its most significant loss in more than a quarter of a century. Every sector of the S&P 500 declined for the year, with technology and telecommunications sustaining the most significant declines.
     Economic signals were mixed at year's end, but there was increasing evidence that the worst was over for the economy and the stock market. In addition to low short-term interest rates, positive economic signals included low inflation, continued strong consumer spending, and positive economic growth. Nevertheless, a weak job market (unemployment was at 6.0% in December) and continued depressed capital spending by businesses contributed to economic uncertainty. The possibility of war with Iraq, North Korea's resumption of its nuclear program, and uncertainty about the pace of economic recovery remained concerns as 2002 ended.
     After touching five-year lows on October 9, the stock market rallied strongly in October and November, before weakening in December. The Dow, for example, enjoyed its best single-month performance in 15 years in October, and as the year ended, stock valuations were more attractive than they had been in the last several years.

FUND STRATEGIES AND TECHNIQUES
We continued to concentrate on opportunities suggested by economist Harry S. Dent, Jr.'s long-term demographic forecasts. The majority of fund assets continued to be invested in health care, information technology, consumer discretionary, and financials stocks. We continued to position the fund for economic recovery, although we reduced our exposure to cyclical stocks until the durability of that recovery becomes more certain.
    We reduced our tech holdings for much of the year as depressed information-technology capital spending hurt virtually all tech companies. Late in the year, however, we saw an improvement in the fundamentals of some high-quality companies such as Hewlett-

PORTFOLIO COMPOSITION
as of 12/31/02, based on total net assets

================================================================================================
TOP 10 EQUITY HOLDINGS                               TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------
 1.  Microsoft Corp.                       4.0%      1.  Pharmaceuticals                   11.0%

 2.  Pharmacia Corp.                       2.9       2.  Diversified Financial Services     7.2

 3.  Cisco Systems, Inc.                   2.0       3.  Systems Software                   7.2

 4.  Goldman Sachs Group, Inc. (The)       2.0       4.  Semiconductors                     5.8

 5.  Amgen Inc.                            1.8       5.  Semiconductor Equipment            4.7

 6.  Pfizer Inc.                           1.7       6.  Health Care Equipment              4.2

 7.  Gap, Inc. (The)                       1.7       7.  Biotechnology                      3.4

 8.  Citigroup Inc.                        1.7       8.  Networking Equipment               3.2

 9.  Procter & Gamble Co. (The)            1.6       9.  Banks                              2.9

10.  Applied Materials, Inc.               1.6      10.  Computer Hardware                  2.6


The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

================================================================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


================================================================================
RESULTS OF A $10,000 INVESTMENT
12/29/99-12/31/02
Index data from period 12/31/99-12/31/02


                                  [LINE CHART]

Source: Lipper, Inc.


INDEX PERFORMANCE IS    VI DENT DEMOGRAPHIC                                                      LIPPER MULTI-CAP
FROM 12/31/99           TRENDS - SERIES I     RUSSELL 3000   S&P 500    RUSSELL 3000 GROWTH     GROWTH FUND IX

   12/29/1999                10000               10000        10000              10000               10000
    1/31/2000                 9800                9608         9498               9558                9899
    2/29/2000                11120                9697         9318              10155               11482
    3/31/2000                11110               10457        10230              10730               11437
    4/30/2000                10210               10089         9922              10179               10479
    5/31/2000                 9400                9805         9719               9640                9772
    6/30/2000                10410               10095         9958              10405               10742
    7/31/2000                10340                9917         9802               9939               10405
    8/31/2000                11451               10652        10411              10848               11531
    9/30/2000                10771               10170         9861               9854               10830
   10/31/2000                 9900               10025         9820               9364               10201
   11/30/2000                 8040                9101         9046               7963                8530
   12/31/2000                 8211                9254         9090               7758                8795
    1/31/2001                 8491                9571         9413               8300                8974
    2/28/2001                 6571                8696         8556               6910                7660
    3/31/2001                 5621                8129         8014               6167                6839
    4/30/2001                 6441                8781         8636               6945                7674
    5/31/2001                 6381                8851         8694               6863                7633
    6/30/2001                 6441                8688         8482               6730                7497
    7/31/2001                 6051                8545         8399               6534                7092
    8/31/2001                 5461                8041         7874               6008                6480
    9/30/2001                 4520                7331         7239               5384                5517
   10/31/2001                 4891                7502         7377               5681                5912
   11/30/2001                 5561                8080         7943               6222                6481
   12/31/2001                 5591                8194         8013               6235                6582
    1/31/2002                 5480                8091         7896               6117                6396
    2/28/2002                 5090                7926         7744               5854                5999
    3/31/2002                 5460                8274         8035               6076                6356
    4/30/2002                 5080                7839         7548               5605                5971
    5/31/2002                 4920                7748         7493               5456                5797
    6/30/2002                 4470                7190         6959               4954                5257
    7/31/2002                 4010                6619         6417               4648                4763
    8/31/2002                 3970                6650         6459               4661                4727
    9/30/2002                 3590                5951         5757               4186                4360
   10/31/2002                 3880                6425         6263               4559                4694
   11/30/2002                 4160                6813         6632               4819                4987
   12/31/2002                 3790                6428         6242               4486                4619

Past performance cannot guarantee comparable future results.
===================================================================================================================


           FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/02

SERIES I SHARES

Inception (12/29/99)     -27.59%
   1 Year                -32.20

SERIES II SHARES*
Inception                -27.77%
   1 Year                -32.26

*Performance shown for periods prior to the inception date of the Series II class of shares (inception date 11/7/01) reflects the historical results of the Series I class (inception date 12/29/99), adjusted to reflect the impact that the Series II class Rule 12b-1 plan would have had if the Series II class had then existed. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.
    AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    AIM V.I. Dent Demographic Trends Fund seeks to provide long-term growth of capital.
    Since the last reporting period, the fund has elected to use the S&P 500 as its broad-market index, since it is such a widely known measure of U.S. stock market performance. The fund will no longer use the Russell 3000 Index, the index published in previous reports to shareholders, as its broad market index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund also has a style-specific index, the Russell 3000 Growth Index. The fund believes this index more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper Multi-Cap Growth Fund Index is included for comparison to a peer group.
    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.
    The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
    The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    The unmanaged Russell 3000 Index is an index of common stocks that measures performance of the largest 3,000 U.S. companies based on market capitalization.
    The unmanaged Russell 3000 Growth Index measures the performance of Russell 3000 companies with higher price/book ratios and higher forecasted growth values.
    The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.
    In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
    Harry S. Dent's stock market scenario is based on historical data and represents his opinion. Unforeseen events such as rising inflation, declining productivity, irregular spending and service patterns, and other social, political, and economic uncertainty could affect corporate earnings and the stock market, negatively altering Mr. Dent's view.
    Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORIC PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

Packard and Nextel. We liked health care stocks because they provided some measure of relative safety in a very volatile market. Indeed, for the third quarter of 2002, health care was the best-performing sector of the S&P 500.

    Late in the year, as we developed a greater conviction in companies with improving fundamentals, we cut the total number of fund holdings. We also reduced our exposure to Asia, largely because so many Asian companies depend on strong and sustained growth in the U.S. economy for their own growth.
    Dell Computer was a holding that helped fund performance; Computer Associates was one that did not. Dell Computer continues to dominate the cut-throat computer hardware industry, delivering consistent financial results for shareholders. The leading manufacturer of personal computers and network servers, Dell is consistently profitable, and its stock has significantly outperformed the tech sector as a whole over the last several years. We believe Dell is well positioned to benefit from an eventual rise in capital spending.
    While not performing well in 2002, Cisco Systems remains the dominant manufacturer of equipment linking networks and powering the Internet. It was hurt by declining corporate information-technology budgets and lower-price competitors. Even as its revenues remained flat, Cisco has improved its market position, earnings, margins, cash flow, and efficiency--and we believe it is poised to rebound when the tech sector improves.

IN CLOSING
We know that market conditions in recent years have been largely disappointing. We want to assure you that regardless of market conditions, your fund management team will continue to work diligently to meet the fund's investment objective of long-term growth of capital.


                           PORTFOLIO MANAGEMENT TEAM

                                 AS OF 12/31/02

                       LANNY H. SACHNOWITZ, LEAD MANAGER

                                EDGAR M. LARSEN

                     ASSISTED BY THE LARGE CAP GROWTH TEAM

Schedule of Investments

December 31, 2002

                                                              MARKET
                                                SHARES         VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.35%

Advertising-0.76%

Lamar Advertising Co.(a)                           8,600    $   289,390
=======================================================================

Airlines-0.52%

Ryanair Holdings PLC-ADR (Ireland)(a)              5,100        199,716
=======================================================================

Apparel Retail-2.18%

Gap, Inc. (The)                                   42,300        656,496
-----------------------------------------------------------------------
Too Inc.(a)                                        7,500        176,400
=======================================================================
                                                                832,896
=======================================================================

Apparel, Accessories & Luxury Goods-0.66%

Coach, Inc.(a)                                     7,700        253,484
=======================================================================

Application Software-1.77%

BEA Systems, Inc.(a)                              12,000        137,640
-----------------------------------------------------------------------
Intuit Inc.(a)                                     6,000        281,520
-----------------------------------------------------------------------
PeopleSoft, Inc.(a)                               14,100        258,030
=======================================================================
                                                                677,190
=======================================================================

Automobile Manufacturers-0.54%

Porsche A.G.-Pfd. (Germany)                          500        207,850
=======================================================================

Banks-2.90%

Bank of America Corp.                              4,800        333,936
-----------------------------------------------------------------------
Kookmin Bank (South Korea)                        11,800        417,858
-----------------------------------------------------------------------
Synovus Financial Corp.                           18,500        358,900
=======================================================================
                                                              1,110,694
=======================================================================

Biotechnology-3.39%

Amgen Inc.(a)                                     14,100        681,594
-----------------------------------------------------------------------
Charles River Laboratories International,
  Inc.(a)                                          6,000        230,880
-----------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          11,300        384,200
=======================================================================
                                                              1,296,674
=======================================================================

Brewers-1.01%

Anheuser-Busch Cos., Inc.                          8,000        387,200
=======================================================================

Broadcasting & Cable TV-1.39%

Clear Channel Communications, Inc.(a)              8,200        305,778
-----------------------------------------------------------------------
Westwood One, Inc.(a)                              6,000        224,160
=======================================================================
                                                                529,938
=======================================================================

Catalog Retail-0.59%

USA Interactive(a)                                 9,900        226,314
=======================================================================

                                                              MARKET
                                                SHARES         VALUE
-----------------------------------------------------------------------

Computer & Electronics Retail-1.02%

CDW Computer Centers, Inc.(a)                      8,900    $   390,265
=======================================================================

Computer Hardware-2.58%

Dell Computer Corp.(a)                            21,700        580,258
-----------------------------------------------------------------------
Hewlett-Packard Co.                               23,400        406,224
=======================================================================
                                                                986,482
=======================================================================

Consumer Finance-1.10%

MBNA Corp.                                        22,100        420,342
=======================================================================

Data Processing Services-1.20%

Fiserv, Inc.(a)                                   13,500        458,325
=======================================================================

Department Stores-0.78%

Kohl's Corp.(a)                                    5,300        296,535
=======================================================================

Diversified Commercial Services-0.58%

Apollo Group, Inc.-Class A(a)                      5,000        220,000
=======================================================================

Diversified Financial Services-7.24%

American Express Co.                              10,100        357,035
-----------------------------------------------------------------------
Citigroup Inc.                                    18,000        633,420
-----------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   11,300        769,530
-----------------------------------------------------------------------
J.P. Morgan Chase & Co.                           21,300        511,200
-----------------------------------------------------------------------
Janus Capital Group Inc.                          15,800        206,506
-----------------------------------------------------------------------
SLM Corp.                                          2,800        290,808
=======================================================================
                                                              2,768,499
=======================================================================

Electronic Equipment & Instruments-1.32%

Molex Inc.-Class A                                11,900        236,691
-----------------------------------------------------------------------
Thermo Electron Corp.(a)                          13,300        267,596
=======================================================================
                                                                504,287
=======================================================================

Employment Services-1.02%

Robert Half International Inc.(a)                 24,200        389,862
=======================================================================

Food Distributors-0.62%

Sysco Corp.                                        7,900        235,341
=======================================================================

Food Retail-0.61%

Whole Foods Market, Inc.(a)(b)                     4,400        232,012
=======================================================================

General Merchandise Stores-1.68%

Family Dollar Stores, Inc.                         8,100        252,801
-----------------------------------------------------------------------
Target Corp.                                      13,000        390,000
=======================================================================
                                                                642,801
=======================================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                              MARKET
                                                SHARES         VALUE
-----------------------------------------------------------------------

Health Care Distributors & Services-0.77%

AdvancePCS(a)                                     13,300    $   295,393
=======================================================================

Health Care Equipment-4.21%

Becton, Dickinson & Co.                            6,900        211,761
-----------------------------------------------------------------------
Boston Scientific Corp.(a)                        11,500        488,980
-----------------------------------------------------------------------
Medtronic, Inc.                                    9,500        433,200
-----------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                    5,600        277,760
-----------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           4,800        199,296
=======================================================================
                                                              1,610,997
=======================================================================

Health Care Facilities-0.60%

HCA Inc.                                           5,500        228,250
=======================================================================

Health Care Supplies-0.47%

Alcon, Inc. (Switzerland)(a)                       4,600        181,470
=======================================================================

Home Improvement Retail-0.75%

Home Depot, Inc. (The)                            12,000        287,520
=======================================================================

Hotels, Resorts & Cruise Lines-1.62%

Royal Caribbean Cruises Ltd. (Liberia)            14,200        237,140
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         16,100        382,214
=======================================================================
                                                                619,354
=======================================================================

Household Products-1.64%

Procter & Gamble Co. (The)                         7,300        627,362
=======================================================================

Integrated Telecommunication Services-0.77%

AT&T Corp.                                        11,300        295,043
=======================================================================

Internet Retail-1.64%

Amazon.com, Inc.(a)                               14,500        273,905
-----------------------------------------------------------------------
eBay Inc.(a)                                       5,200        352,664
=======================================================================
                                                                626,569
=======================================================================

Internet Software & Services-0.76%

Yahoo! Inc.(a)                                    17,700        289,395
=======================================================================

IT Consulting & Services-1.90%

Accenture Ltd.-Class A(a)                         12,000        215,880
-----------------------------------------------------------------------
Affiliated Computer Services, Inc.-Class A(a)      9,700        510,705
=======================================================================
                                                                726,585
=======================================================================

Life & Health Insurance-0.73%

AFLAC Inc.                                         9,300        280,116
=======================================================================

Managed Health Care-2.18%

Aetna Inc.                                         6,500        267,280
-----------------------------------------------------------------------
Caremark Rx, Inc.(a)                              18,500        300,625
-----------------------------------------------------------------------
UnitedHealth Group Inc.                            3,200        267,200
=======================================================================
                                                                835,105
=======================================================================

                                                              MARKET
                                                SHARES         VALUE
-----------------------------------------------------------------------

Motorcycle Manufacturers-0.72%

Harley-Davidson, Inc.                              6,000    $   277,200
=======================================================================

Movies & Entertainment-0.82%

Fox Entertainment Group, Inc.-Class A(a)          12,100        313,753
=======================================================================

Multi-Line Insurance-2.38%

American International Group, Inc.                 5,600        323,960
-----------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)      8,100        367,983
-----------------------------------------------------------------------
HCC Insurance Holdings, Inc.                       8,900        218,940
=======================================================================
                                                                910,883
=======================================================================

Networking Equipment-3.19%

Cisco Systems, Inc.(a)                            59,000        772,900
-----------------------------------------------------------------------
Juniper Networks, Inc.(a)                         28,200        191,760
-----------------------------------------------------------------------
McDATA Corp.-Class A(a)                           36,200        257,020
=======================================================================
                                                              1,221,680
=======================================================================

Packaged Foods & Meats-0.95%

Sara Lee Corp.                                    16,200        364,662
=======================================================================

Pharmaceuticals-10.99%

Allergan, Inc.                                     4,800        276,576
-----------------------------------------------------------------------
Forest Laboratories, Inc.(a)                       4,500        441,990
-----------------------------------------------------------------------
Johnson & Johnson                                  9,600        515,616
-----------------------------------------------------------------------
Lilly (Eli) & Co.                                  4,400        279,400
-----------------------------------------------------------------------
Pfizer Inc.                                       21,700        663,369
-----------------------------------------------------------------------
Pharmacia Corp.                                   26,600      1,111,880
-----------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                      5,200        195,520
-----------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         9,200        355,212
-----------------------------------------------------------------------
Wyeth                                              9,700        362,780
=======================================================================
                                                              4,202,343
=======================================================================

Publishing-0.49%

Tribune Co.                                        4,100        186,386
=======================================================================

Restaurants-1.13%

Brinker International, Inc.(a)                     7,200        232,200
-----------------------------------------------------------------------
Starbucks Corp.(a)                                 9,900        201,762
=======================================================================
                                                                433,962
=======================================================================

Semiconductor Equipment-4.69%

Applied Materials, Inc.(a)                        48,000        625,440
-----------------------------------------------------------------------
Entegris Inc.(a)                                  32,200        331,660
-----------------------------------------------------------------------
Lam Research Corp.(a)                             52,300        564,840
-----------------------------------------------------------------------
Novellus Systems, Inc.(a)                          9,700        272,376
=======================================================================
                                                              1,794,316
=======================================================================

Semiconductors-5.80%

Analog Devices, Inc.(a)                           14,100        336,567
-----------------------------------------------------------------------
Intel Corp.                                       23,100        359,667
-----------------------------------------------------------------------

                      AIM VI DENT DEMOGRAPHIC TRENDS FUND

                                                              MARKET
                                                SHARES         VALUE
-----------------------------------------------------------------------
Semiconductors-(Continued)

Linear Technology Corp.                           10,900    $   280,348
-----------------------------------------------------------------------
Maxim Integrated Products, Inc.                    8,300        274,232
-----------------------------------------------------------------------
Microchip Technology Inc.                         14,100        344,745
-----------------------------------------------------------------------
Micron Technology, Inc.(a)                        17,700        172,398
-----------------------------------------------------------------------
STMicroelectronics N.V.-New York Shares
  (Netherlands)                                   23,000        448,730
=======================================================================
                                                              2,216,687
=======================================================================

Specialty Stores-2.10%

Bed Bath & Beyond Inc.(a)                          8,100        279,693
-----------------------------------------------------------------------
Michaels Stores, Inc.(a)                           7,900        247,270
-----------------------------------------------------------------------
Weight Watchers International, Inc.(a)             6,000        275,820
=======================================================================
                                                                802,783
=======================================================================

Systems Software-7.20%

Computer Associates International, Inc.           30,200        407,700
-----------------------------------------------------------------------
Microsoft Corp.(a)                                29,800      1,540,660
-----------------------------------------------------------------------
Oracle Corp.(a)                                   48,300        521,640
-----------------------------------------------------------------------
Symantec Corp.(a)                                  7,000        283,150
=======================================================================
                                                              2,753,150
=======================================================================

                                                              MARKET
                                                SHARES         VALUE
-----------------------------------------------------------------------

Telecommunications Equipment-0.98%

Nokia Oyj-ADR (Finland)                           24,200    $   375,100
=======================================================================

Wireless Telecommunication Services-1.41%

AT&T Wireless Services Inc.(a)                    32,200        181,930
-----------------------------------------------------------------------
Nextel Communications, Inc.-Class A(a)            12,100        139,755
-----------------------------------------------------------------------
Vodafone Group PLC-ADR (United Kingdom)           11,900        215,628
=======================================================================
                                                                537,313
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $37,215,989)                           36,849,474
=======================================================================

MONEY MARKET FUNDS-5.68%

STIC Liquid Assets Portfolio(c)                1,086,161      1,086,161
-----------------------------------------------------------------------
STIC Prime Portfolio(c)                        1,086,161      1,086,161
=======================================================================
    Total Money Market Funds (Cost
      $2,172,322)                                             2,172,322
=======================================================================
TOTAL INVESTMENTS-102.03% (Cost $39,388,311)                 39,021,796
=======================================================================
OTHER ASSETS LESS LIABILITIES-(2.03)%                          (776,966)
=======================================================================
NET ASSETS-100.00%                                          $38,244,830
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 6.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost
  $39,388,311)                                   $39,021,796
------------------------------------------------------------
Foreign currencies, at value (cost $451)                 451
------------------------------------------------------------
Receivables for:
  Investments sold                                   341,409
------------------------------------------------------------
  Fund shares sold                                    80,157
------------------------------------------------------------
  Dividends                                           33,605
------------------------------------------------------------
Investment for deferred compensation plan             12,317
============================================================
    Total assets                                  39,489,735
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            1,146,059
------------------------------------------------------------
  Fund shares reacquired                              21,171
------------------------------------------------------------
  Options written (premiums received $5,713)           2,153
------------------------------------------------------------
  Deferred compensation plan                          12,317
------------------------------------------------------------
Accrued administrative services fees                  27,945
------------------------------------------------------------
Accrued distribution fees -- Series II                 3,804
------------------------------------------------------------
Accrued transfer agent fees                            2,495
------------------------------------------------------------
Accrued operating expenses                            28,961
============================================================
    Total liabilities                              1,244,905
============================================================
Net assets applicable to shares outstanding      $38,244,830
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $26,746,742
____________________________________________________________
============================================================
Series II                                        $11,498,088
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                           7,049,630
____________________________________________________________
============================================================
Series II                                          3,038,788
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      3.79
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      3.78
____________________________________________________________
============================================================

Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $2,429)                                        $    217,097
-------------------------------------------------------------
Dividends from affiliated money market funds           33,835
-------------------------------------------------------------
Interest                                                3,990
=============================================================
    Total investment income                           254,922
=============================================================

EXPENSES:

Advisory fees                                         346,076
-------------------------------------------------------------
Administrative services fees                          146,671
-------------------------------------------------------------
Custodian fees                                         45,285
-------------------------------------------------------------
Distribution fees -- Series II                         20,998
-------------------------------------------------------------
Transfer agent fees                                    18,401
-------------------------------------------------------------
Trustees' fees                                          8,834
-------------------------------------------------------------
Other                                                  15,170
=============================================================
    Total expenses                                    601,435
=============================================================
Less: Fees waived and expenses reimbursed             (59,327)
-------------------------------------------------------------
    Expenses paid indirectly                             (108)
=============================================================
    Net expenses                                      542,000
=============================================================
Net investment income (loss)                         (287,078)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (14,480,666)
-------------------------------------------------------------
  Foreign currencies                                   (9,402)
-------------------------------------------------------------
  Futures contracts                                    28,799
-------------------------------------------------------------
  Option contracts written                             65,709
=============================================================
                                                  (14,395,560)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (1,675,422)
-------------------------------------------------------------
  Option contracts written                              3,560
=============================================================
                                                   (1,671,862)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts and
  option contracts                                (16,067,422)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                      $(16,354,500)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                      AIM VI DENT DEMOGRAPHIC TRENDS FUND

Statement of Changes In Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (287,078)   $   (300,500)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                  (14,395,560)    (19,619,786)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (1,671,862)      4,534,865
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (16,354,500)    (15,385,421)
==========================================================================================
Share transactions-net:
  Series I                                                         521,251      13,305,828
------------------------------------------------------------------------------------------
  Series II                                                     11,299,776       3,558,308
==========================================================================================
    Net increase (decrease) in net assets                       (4,533,473)      1,478,715
==========================================================================================

NET ASSETS:

  Beginning of year                                             42,778,303      41,299,588
==========================================================================================
  End of year                                                 $ 38,244,830    $ 42,778,303
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 78,936,119    $ 67,407,808
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (16,242)        (12,478)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                           (40,312,092)    (25,925,934)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts           (362,955)      1,308,907
==========================================================================================
                                                              $ 38,244,830    $ 42,778,303
__________________________________________________________________________________________
==========================================================================================

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
     independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees
                      AIM VI DENT DEMOGRAPHIC TRENDS FUND
     and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's subadvisor. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $2 billion. Under the terms of a subadvisory agreement between AIM and H.S. Dent, AIM pays H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets exceeding $2 billion. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $50,928.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $146,671, of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $12,893 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $12,599 after plan fees reimbursed by AIM Distributors of $8,399.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $108 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $108.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                     ----------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
-----------------------------------------------------------
Beginning of year                         --      $      --
-----------------------------------------------------------
Written                                1,759        269,970
-----------------------------------------------------------
Closed                                (1,498)      (213,871)
-----------------------------------------------------------
Exercised                               (150)       (36,405)
-----------------------------------------------------------
Expired                                  (70)       (13,981)
===========================================================
End of year                               41      $   5,713
___________________________________________________________
===========================================================


  Open call option contracts written at December 31, 2002 were as follows:

                                                           DECEMBER 31,
                CONTRACT   STRIKE   NUMBER OF   PREMIUMS       2002        UNREALIZED
ISSUE            MONTH     PRICE    CONTRACTS   RECEIVED   MARKET VALUE   APPRECIATION
--------------------------------------------------------------------------------------
Whole Foods
  Market, Inc.   Jan-03     $55        41        $5,713       $2,153         $3,560
______________________________________________________________________________________
======================================================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2002 and 2001.

Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                  $ (1,852,749)
-------------------------------------------------------------
Temporary book/tax differences                        (16,242)
-------------------------------------------------------------
Capital loss carryforward                         (37,729,259)
-------------------------------------------------------------
Post-October capital loss deferral                 (1,093,039)
-------------------------------------------------------------
Shares of beneficial interest                      78,936,119
=============================================================
                                                 $ 38,244,830
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on options written of $3,560.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                    CAPITAL LOSS
EXPIRATION          CARRYFORWARD
--------------------------------
December 31, 2008   $ 3,120,883
--------------------------------
December 31, 2009    21,006,614
--------------------------------
December 31, 2010    13,601,762
================================
                    $37,729,259
________________________________
================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $93,096,752 and $80,638,002, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                           $ 1,696,131
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (3,552,440)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                           $(1,856,309)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $40,878,105.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating loss, foreign currency transactions and other items on December 31, 2002, undistributed net investment income (loss) was increased by $283,314, undistributed net realized gains (losses) increased by $9,402 and shares of beneficial interest decreased by $292,716. This reclassification had no effect on the net assets of the Fund.


NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                         2002                         2001
                                                              --------------------------    -------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     2,894,499    $ 13,398,396     3,450,817    $22,216,215
---------------------------------------------------------------------------------------------------------------------
  Series II*                                                   3,565,338      16,584,380       652,411      3,648,439
=====================================================================================================================
Reacquired:
  Series I                                                    (2,862,278)    (12,877,145)   (1,465,801)    (8,910,387)
---------------------------------------------------------------------------------------------------------------------
  Series II*                                                  (1,162,675)     (5,284,604)      (16,286)       (90,131)
=====================================================================================================================
                                                               2,434,884    $ 11,821,027     2,621,141    $16,864,136
_____________________________________________________________________________________________________________________
=====================================================================================================================

* Series II shares commenced sales on November 7, 2001.

                      AIM VI DENT DEMOGRAPHIC TRENDS FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                            SERIES I
                                                               ------------------------------------------------------------------
                                                                                                             DECEMBER 29, 1999
                                                                                                              (DATE OPERATIONS
                                                                      YEAR ENDED DECEMBER 31,                    COMMENCED)
                                                               -------------------------------------          TO DECEMBER 31,
                                                                   2002         2001          2000                  1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $  5.59       $  8.21       $ 10.00               $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.03)(a)     (0.05)(a)     (0.07)(a)             0.00
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.77)        (2.57)        (1.72)                0.00
=================================================================================================================================
    Total from investment operations                               (1.80)        (2.62)        (1.79)                0.00
=================================================================================================================================
Net asset value, end of period                                   $  3.79       $  5.59       $  8.21               $10.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                   (32.20)%      (31.91)%      (17.90)%               0.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $26,747       $39,226       $41,300               $1,000
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.30%(c)      1.38%         1.40%                1.40%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.43%(c)      1.44%         1.63%               12.58%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.67)%(c)    (0.79)%       (0.69)%               2.96%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                              208%          144%           92%                  --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $32,315,602.
(d)  Annualized.

                                                                                SERIES II
                                                                -----------------------------------------
                                                                                      NOVEMBER 7, 2001
                                                                 YEAR ENDED        (DATE SALES COMMENCED)
                                                                DECEMBER 31,          TO DECEMBER 31,
                                                                    2002                    2001
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $  5.58                  $ 5.33
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.04)(a)               (0.01)(a)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (1.76)                   0.26
=========================================================================================================
    Total from investment operations                                (1.80)                   0.25
=========================================================================================================
Net asset value, end of period                                    $  3.78                  $ 5.58
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                    (32.26)%                  4.69%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $11,498                  $3,552
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.45%(c)                1.45%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  1.68%(c)                1.61%(d)
=========================================================================================================
Ratio of net investment income (loss) to average net assets         (0.82)%(c)              (0.85)%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                                               208%                    144%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $8,399,195.
(d)  Annualized.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Dent Demographic Trends Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the three year period then ended and for the period December 29, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Dent Demographic Trends Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the three year period then ended and for the period December 29, 1999 (commencement of operations) through December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                      AIM VI DENT DEMOGRAPHIC TRENDS FUND

Trustees and Officers

As of January 1, 2003

The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.             None
   Trustee                                            (registered investment company);
                                                      Director, Magellan Insurance Company;
                                                      Member of Advisor Board of Rotary Power
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

As of January 1, 2003


The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1993               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1993               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1993               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1993               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS                  SUB-ADVISOR
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Tait, Weller & Baker      H.S. Dent Advisors, Inc.
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1818 Market Street        6515 Gwin Road
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2400                Oakland, CA 94611
                          Houston, TX 77046         Houston, TX 77046         Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
3000 K. N.W., Suite 500   & Frankel LLP             Inc.                      Trust Company
Washington, D.C. 20007    919 Third Avenue          P.O. Box 4739             225 Franklin Street
                          New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

                      AIM VI DENT DEMOGRAPHIC TRENDS FUND

                        AIM V.I. DIVERSIFIED INCOME FUND


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND CONCLUDES VOLATILE YEAR WITH POSITIVE RESULTS

Bonds experienced a successful year in 2002, outperforming the stock market for the third consecutive year--a run that has not been seen since 1939-41. Most categories of bonds posted positive returns for the year while the stock market, as reflected in the S&P 500, suffered a loss of -22.09%.
    For the year ended December 31, 2002, AIM V.I. Diversified Income Fund returned 2.30% per share for Series I shares and 2.03% per share for Series II shares.*
    The fund has a highly diversified portfolio consisting of investment-grade, government, mortgage-backed, high-yield and international securities. The approximately comparable Lipper BBB-Rated Fund Index returned 7.20% for the year. The Lehman Aggregate Bond Index, which includes only domestic investment-grade instruments, returned 10.25%. Bonds rated below investment grade are measured by the Lehman High Yield Index; it returned -2.41%.

RELEVANT MARKET CONDITIONS
A continuing boom in home mortgage refinancing gave consumers lower financing costs and more disposable income. Consumer spending, which typically constitutes about two-thirds of the U.S. economy, was especially important in 2002 because capital spending by business was down.
    As the bear market in stocks deepened, investors continued flocking to bonds in search of greater safety and less volatility. Significant interest rate declines occurred across the yield curve, caused by decelerating economic activity in the U.S. and later by growing weakness from Europe, Japan, and Latin America. This dramatically widened yield spreads-the difference in yield between corporate bonds and Treasuries of comparable maturity-even for high-quality corporate instruments.
    Almost every category of investment-grade bonds produced positive results for the year. Treasuries tallied the best total returns, followed by agency issues, investment-grade corporate bonds, and then mortgage-backed securities. High-yield bonds, which behave more like stocks, had negative returns.
    The equity market began to rise after a trough in early October, sapping investor interest in investment-grade bonds during the fourth quarter but giving high-yield bonds a boost.
    At year-end, the critical factor for bonds remained the likely direction of interest rates, and that remained uncertain. Interest rates appeared likely to remain low if the economy remained slow or if geopolitical tensions were to lead to war, in which case bonds might continue doing well. It appears to us that if economic growth speeds up and interest rates begin trending higher, investment-grade bonds could decline in value as market yields rise. Conversely, high-yield bonds could benefit from an economic recovery, which could make it easier for high-yield issuers to service their debt.

FUND STRATEGIES AND TECHNIQUES
Diversified financial services contributed positively to the fund; financial institutions benefited when the Federal Reserve lowered the target federal funds rate in November. Non-dollar denominated international holdings boosted results by providing favorable currency translation as the dollar weakened against other currencies.

PORTFOLIO COMPOSITION
as of 12/31/02, based on total net assets

========================================================================================================================
TOP 10 FIXED-INCOME ISSUERS*                                          TOP 10 INDUSTRIES*
------------------------------------------------------------------------------------------------------------------------

 1.  CSC Holdings Inc.                                      3.2%       1.  Diversified Financial Services          10.6%

 2.  Niagara Mohawk Power Corp.                             2.1        2.  Banks                                   10.1

 3.  Sprint Capital Corp.                                   1.7        3.  Broadcasting & Cable TV                  8.8

 4.  CSX Corp.                                              1.6        4.  Electric Utilities                       7.5

 5.  Citicorp Lease                                         1.6        5.  Oil & Gas Exploration & Production       6.0

 6.  Wachovia Corp.                                         1.5        6.  Consumer Finance                         4.0

 7.  Occidental Petroleum Corp.                             1.5        7.  Integrated Oil & Gas                     3.4

 8.  Bundesrepublik Deutschland (Sovereign Debt) (Germany)  1.4        8.  Real Estate                              3.3

 9.  Petroleos Mexicanos (Mexico)                           1.4        9.  Sovereign Debt                           2.9

10.  General Motors Acceptance Corp.                        1.3       10.  Integrated Telecommunication Services    2.5

*Excluding government and agency securities and Money Market Funds.
The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

========================================================================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

================================================================================
RESULTS OF A $10,000 INVESTMENT
5/5/93-12/31/02
Index data from 4/30/93-12/31/02

                                  [LINE CHART]


INDEX PERFORMANCE     VI DIVERSIFIED       LEHMAN AGGREGATE    LIPPER BBB-RATED
IS FROM 04/30/1993    INCOME - SERIES I    BOND                FUND IX

      5/5/1993              10000               10000               10000
     5/31/1993               9980               10013               10024
     6/30/1993              10160               10194               10250
     7/31/1993              10240               10252               10345
     8/31/1993              10480               10432               10586
     9/30/1993              10510               10460               10617
    10/31/1993              10622               10499               10690
    11/30/1993              10500               10409               10567
    12/31/1993              10605               10466               10638
     1/31/1994              10833               10607               10822
     2/28/1994              10574               10422               10586
     3/31/1994              10271               10165               10284
     4/30/1994              10166               10084               10160
     5/31/1994              10093               10083               10134
     6/30/1994              10124               10060               10093
     7/31/1994              10178               10261               10265
     8/31/1994              10188               10273               10305
     9/30/1994              10177               10122               10163
    10/31/1994              10231               10113               10131
    11/30/1994              10090               10091               10103
    12/31/1994              10068               10160               10154
     1/31/1995              10146               10361               10317
     2/28/1995              10446               10608               10553
     3/31/1995              10603               10673               10636
     4/30/1995              10795               10822               10827
     5/31/1995              11123               11241               11294
     6/30/1995              11191               11323               11380
     7/31/1995              11281               11298               11354
     8/31/1995              11372               11435               11521
     9/30/1995              11564               11546               11655
    10/31/1995              11734               11696               11810
    11/30/1995              11812               11871               12004
    12/31/1995              11984               12037               12202
     1/31/1996              12056               12117               12301
     2/29/1996              11971               11906               12043
     3/31/1996              11983               11823               11953
     4/30/1996              12007               11756               11877
     5/31/1996              12043               11733               11869
     6/30/1996              12235               11890               12005
     7/31/1996              12259               11922               12035
     8/31/1996              12343               11902               12029
     9/30/1996              12582               12109               12270
    10/31/1996              12881               12378               12564
    11/30/1996              13182               12590               12844
    12/31/1996              13205               12472               12720
     1/31/1997              13129               12511               12761
     2/28/1997              13244               12542               12833
     3/31/1997              12989               12403               12636
     4/30/1997              13168               12589               12823
     5/31/1997              13372               12709               12970
     6/30/1997              13577               12860               13163
     7/31/1997              13947               13207               13619
     8/31/1997              13806               13095               13439
     9/30/1997              14178               13288               13676
    10/31/1997              14242               13480               13815
    11/30/1997              14293               13542               13883
    12/31/1997              14446               13679               14031
      01/31/98              14688               13854               14211
      02/28/98              14740               13843               14205
      03/31/98              14931               13890               14278
      04/30/98              14945               13962               14339
      05/31/98              15047               14095               14462
      06/30/98              15047               14215               14568
      07/31/98              15072               14245               14556
      08/31/98              14739               14477               14450
      09/30/98              14881               14816               14748
      10/31/98              14625               14737               14566
      11/30/98              14983               14821               14836
      12/31/98              14963               14865               14873
      01/31/99              15168               14971               15002
      02/28/99              14841               14709               14678
      03/31/99              14977               14790               14841
      04/30/99              15100               14837               14948
      05/31/99              14759               14707               14746
      06/30/99              14663               14660               14668
      07/31/99              14622               14597               14595
      08/31/99              14525               14589               14541
      09/30/99              14634               14759               14666
      10/31/99              14580               14813               14695
      11/30/99              14621               14812               14730
      12/31/99              14677               14741               14707
      01/31/00              14618               14692               14664
      02/29/00              14779               14870               14844
      03/31/00              14793               15066               14981
      04/30/00              14487               15022               14800
      05/31/00              14225               15015               14687
      06/30/00              14531               15327               15059
      07/31/00              14574               15467               15124
      08/31/00              14764               15691               15399
      09/30/00              14764               15790               15442
      10/31/00              14603               15894               15393
      11/30/00              14530               16155               15536
      12/31/00              14777               16455               15860
      01/31/01              15291               16725               16244
      02/28/01              15400               16870               16405
      03/31/01              15150               16955               16395
      04/30/01              14932               16884               16305
      05/31/01              15072               16985               16452
      06/30/01              14979               17049               16472
      07/31/01              15337               17431               16845
      08/31/01              15493               17632               17048
      09/30/01              15198               17838               16903
      10/31/01              15571               18211               17261
      11/30/01              15478               17960               17149
      12/31/01              15308               17845               17044
      01/31/02              15341               17989               17138
      02/28/02              15257               18164               17220
      03/31/02              15056               17862               16995
      04/30/02              15223               18209               17255
      05/31/02              15273               18363               17391
      06/30/02              15071               18521               17309
      07/31/02              14702               18745               17223
      08/31/02              15021               19062               17571
      09/30/02              15255               19371               17729
      10/31/02              15021               19282               17603
      11/30/02              15238               19276               17856
      12/31/02              15658               19675               18272

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

This chart uses a logarithmic scale, which means the price scale (vertical axis)
is structured so that a given distance always  represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.
================================================================================

           FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/02

SERIES I SHARES

Inception (5/5/93)       4.75%
  5 Years                1.63
  1 Year                 2.30

SERIES II SHARES*

Inception                4.49%
  5 Years                1.37
  1 Year                 2.03

*Performance shown for periods prior to the inception date of the Series II class of shares (inception date 3/14/02) reflects the historical results of the Series I class (inception date 5/5/93), adjusted to reflect the impact that the Series II class Rule 12b-1 plan would have had if the Series II class had then existed. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.
    AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return.
    Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    AIM V.I. Diversified Income Fund pursues high current income by investing in domestic and foreign bonds, U.S. and foreign government securities, and lower-rated U.S. corporate bonds (also known as "junk bonds").
    The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank. The unmanaged Lipper BBB-Rated Fund Index represents an average of the 30 largest BBB-rated bond funds tracked by Lipper, Inc., an independent mutual fund performance monitor. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P
500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.
    International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
    The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal and income than do U.S. government securities (such as U.S. Treasury bills and bonds, the repayment of principal and interest of which are guaranteed by the government if held to maturity).
    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.
    In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

    Trouble continued in telecommunications, and we sold most of our wireless position during the summer. Electric utilities detracted for the year--they suffered from weak pricing, as mild weather decreased power usage and deregulation fostered fierce competition--but a fourth-quarter upturn moderated that outcome. Over the year, we reduced our high-yield exposure and increased the proportion of higher-grade credits, increasing the portfolio's average rating from BBB to A. This reflects a decision to take a less aggressive stance until economic growth gains strength. We maintained the reduced position in high-yield bonds to remain prepared to capture returns whenever a growth spurt occurs.
    We shifted a small percentage of assets from corporate bonds into government and mortgage-backed instruments. This shortened the portfolio's duration from
7.32 to 5.82 years, which helps manage volatility by decreasing the portfolio's sensitivity to interest rate changes. We also broadened the number of holdings in the portfolio, reducing our exposure to single-issuer risk.
    Shifts among industries were moderate, leaving a bit more in banks and diversified financial services and a bit less in electric utilities and broadcasting and cable TV, but these four remained the top industries.

IN CLOSING
We are pleased to have been able to provide positive return in this year when so many markets declined. We want you to know we will continue working diligently to produce current income for you, our shareholder.
    Though the U.S. economy has always recovered from economic downturns, the timing has always been impossible to predict, and remains so. We continue to urge our investors to maintain a long-term focus, and to remain well diversified to reduce risk.

                           PORTFOLIO MANAGEMENT TEAM

                                 AS OF 12/31/02

                          ROBERT G. ALLEY, CO-MANAGER

                           JAN H. FRIEDLI, CO-MANAGER

                          CAROLYN L. GIBBS, CO-MANAGER

Schedule of Investments

December 31, 2002

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
U.S. DOLLAR DENOMINATED BONDS & NOTES-67.81%

Aerospace & Defense-0.71%

Lockheed Martin Corp., Unsec. Gtd. Unsub.
  Notes,
  7.25%, 05/15/06                              $  225,000   $   254,302
-----------------------------------------------------------------------
Raytheon Co., Notes,
  6.75%, 08/15/07                                 225,000       249,359
=======================================================================
                                                                503,661
=======================================================================

Agricultural Products-0.37%

Archer-Daniels-Midland Co., Unsec. Unsub.
  Deb.,
  6.95%, 12/15/97                                 240,000       261,770
=======================================================================

Apparel Retail-0.41%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                                200,000       209,000
-----------------------------------------------------------------------
Gap, Inc. (The), Unsec. Unsub. Notes,
  9.90%, 12/15/05                                  75,000        79,500
=======================================================================
                                                                288,500
=======================================================================

Automobile Manufacturers-0.98%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04         150,000       151,953
-----------------------------------------------------------------------
General Motors Corp., Unsec. Deb.,
  8.80%, 03/01/21                                 500,000       539,870
=======================================================================
                                                                691,823
=======================================================================

Banks-8.91%

African Development Bank (Luxembourg), Sr.
  Unsec. Unsub. Yankee Notes, 3.25%, 07/29/05     225,000       231,473
-----------------------------------------------------------------------
Bank One Corp., Sr. Unsec. Unsub. Notes,
  7.63%, 08/01/05                                 275,000       309,380
-----------------------------------------------------------------------
Bank United-Series A, Medium Term Notes,
  8.00%, 03/15/09                                 300,000       349,233
-----------------------------------------------------------------------
Barclays O/S Investment Co. (Netherlands),
  Unsec. Gtd. Unsub. Floating Rate Yankee
  Notes,
  1.63%, 05/14/03                                 500,000       422,937
-----------------------------------------------------------------------
BB&T Corp., RAPS, Sub. Notes,
  6.38%, 06/30/05                                 300,000       325,872
-----------------------------------------------------------------------
Chase Manhattan Corp., Sub. Deb.,
  7.88%, 07/15/06                                 125,000       142,255
-----------------------------------------------------------------------
Citicorp, Jr. Unsec. Sub. Notes,
  6.38%, 01/15/06                                 200,000       216,958
-----------------------------------------------------------------------
Dresdner Funding Trust I, Bonds,
  8.15%, 06/30/31 (Acquired 05/09/02; Cost
  $318,291)(a)                                    300,000       302,892
-----------------------------------------------------------------------
European Investment Bank (Luxembourg), Euro
  Notes, 4.63%, 03/01/07                          200,000       214,576
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
Banks-(Continued)

KeyBank N.A., Sr. Notes, 4.10%, 06/30/05       $  210,000   $   217,619
-----------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom), Unsec. Sub.
  Floating Rate Yankee Notes, 1.69%, 06/29/49     180,000       145,774
-----------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb.,
  8.25%, 11/01/04                                 325,000       411,320
-----------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Unsec. Gtd. Sub. Yankee Notes,
  7.00%, 04/01/06                                 100,000       106,921
-----------------------------------------------------------------------
St. Paul Bancorp. Inc., Sr. Unsec. Unsub.
  Notes,
  7.13%, 02/15/04                                 245,000       257,500
-----------------------------------------------------------------------
U.S. Bank N.A., Sub. Notes,
  6.30%, 02/04/14                                 400,000       453,108
-----------------------------------------------------------------------
UBS Preferred Funding Trust I, Gtd. Bonds,
  8.62%, 10/29/49                                 240,000       287,338
-----------------------------------------------------------------------
Union Planters Bank N.A., Unsec. Putable Sub.
  Notes,
  6.50%, 03/15/08                                 350,000       392,784
-----------------------------------------------------------------------
Wachovia Corp., Unsec. Putable Sub. Deb.,
  6.55%, 10/15/05                                 100,000       109,077
-----------------------------------------------------------------------
  7.50%, 04/15/05                                 800,000       964,960
-----------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes,
  8.25%, 04/01/10                                 375,000       446,250
=======================================================================
                                                              6,308,227
=======================================================================

Brewers-0.36%

Anheuser-Busch Cos., Inc., Sr. Unsec. Deb.,
  6.50%, 02/01/43                                 225,000       250,911
=======================================================================

Broadcasting & Cable TV-7.60%

Adelphia Communications Corp., Sr. Unsec.
  Notes,
  10.88%, 10/01/10(b)                             350,000       135,625
-----------------------------------------------------------------------
British Sky Broadcasting Group PLC (United
  Kingdom), Unsec. Gtd. Yankee Notes,
  7.30%, 10/15/06                                 400,000       419,528
-----------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Sub. Notes, 10.75%, 10/01/09         145,000        65,975
-----------------------------------------------------------------------
CSC Holdings Inc.,
  Sr. Unsec. Deb.,
  7.88%, 02/15/18                                 500,000       447,500
-----------------------------------------------------------------------
  Sr. Unsec. Notes,
  7.25%, 07/15/08                                 900,000       843,750
-----------------------------------------------------------------------
  7.88%, 12/15/07                               1,000,000       970,000
-----------------------------------------------------------------------
Jones Intercable, Inc., Sr. Unsec. Notes,
  8.88%, 04/01/07                                 125,000       133,502
-----------------------------------------------------------------------
Knology, Inc., Sr. Unsec. Notes, 12.00%,
  11/30/09 (Acquired 01/06/98; Cost
  $261,023)(a)                                    152,000        76,380
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
Broadcasting & Cable TV-(Continued)

Lenfest Communications, Inc., Sr. Unsec. Sub.
  Notes,
  8.25%, 02/15/08                              $  800,000   $   838,000
-----------------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec. Deb.,
  7.88%, 02/15/26                                 150,000       153,603
-----------------------------------------------------------------------
Time Warner Inc.,
  Unsec. Deb., 9.15%, 02/01/23                    600,000       684,672
-----------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                   150,000       159,771
-----------------------------------------------------------------------
Turner Broadcasting System, Inc., Sr. Notes,
  8.38%, 07/01/13                                 400,000       447,212
=======================================================================
                                                              5,375,518
=======================================================================

Casinos & Gambling-0.69%

Boyd Gaming Corp., Sr. Unsec. Sub. Notes,
  8.75%, 04/15/12                                 155,000       163,525
-----------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Notes, 8.00%, 04/01/12                200,000       210,500
-----------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes,
  7.50%, 09/01/09                                 110,000       112,750
=======================================================================
                                                                486,775
=======================================================================

Computer Hardware-0.71%

International Business Machines Corp., Deb.,
  8.38%, 11/01/19                                 400,000       502,420
=======================================================================

Construction Materials-0.27%

MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes,
  11.25%, 04/15/07                                210,000       194,250
=======================================================================

Consumer Finance-3.99%

CitiFinancial Credit Co.,
  Notes, 6.63%, 06/01/15                          250,000       283,575
-----------------------------------------------------------------------
  Unsec. Notes, 6.75%, 07/01/07                   150,000       169,029
-----------------------------------------------------------------------
Countrywide Home Loans, Inc.,
  Unsec. Gtd. Notes, 6.85%, 06/15/04              100,000       106,243
-----------------------------------------------------------------------
  Series K, Medium Term Notes, 3.50%,
  12/19/05                                        125,000       125,769
-----------------------------------------------------------------------
Ford Motor Credit Co.,
  Notes, 7.88%, 06/15/10                          200,000       202,022
-----------------------------------------------------------------------
  Unsec. GLOBALS Notes, 7.38%, 10/28/09           200,000       197,184
-----------------------------------------------------------------------
  Unsec. Notes,
  2.08%, 03/17/03                                 200,000       199,462
-----------------------------------------------------------------------
  6.88%, 02/01/06                                 235,000       236,048
-----------------------------------------------------------------------
General Motors Acceptance Corp.,
  Bonds, 6.15%, 04/05/07                          125,000       126,869
-----------------------------------------------------------------------
  Medium Term Notes,
  5.25%, 05/16/05                                 230,000       231,414
-----------------------------------------------------------------------
  6.38%, 01/30/04                                 250,000       257,710
-----------------------------------------------------------------------
  Notes, 6.85%, 06/17/04                          200,000       207,974
-----------------------------------------------------------------------
  Unsec. Unsub. Notes, 7.63%, 06/15/04            125,000       131,075
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
Consumer Finance-(Continued)

Household Finance Corp., Sr. Unsec. Notes,
  6.50%, 01/24/06                              $  125,000   $   132,009
-----------------------------------------------------------------------
  8.00%, 05/09/05                                 200,000       217,514
=======================================================================
                                                              2,823,897
=======================================================================

Distillers & Vintners-0.58%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12         130,000       135,200
-----------------------------------------------------------------------
Diageo PLC, Sr. Unsec. Gtd. Putable Notes,
  7.45%, 04/15/05                                 225,000       276,163
=======================================================================
                                                                411,363
=======================================================================

Diversified Chemicals-0.13%

Equistar Chemicals LP/Equistar Funding Corp.,
  Sr. Unsec. Gtd. Notes, 10.13%, 09/01/08         100,000        91,500
=======================================================================

Diversified Commercial Services-0.23%

United Rentals North America Inc., Sr. Notes,
  10.75%, 04/15/08 (Acquired 12/17/02;
  Cost $160,124)(a)                               165,000       164,175
=======================================================================

Diversified Financial Services-8.29%

American General Finance Corp., Sr. Notes,
  6.75%, 11/15/04                                 225,000       242,352
-----------------------------------------------------------------------
Associates Corp. of North America, Sr. Notes,
  5.80%, 04/20/04                                 150,000       157,741
-----------------------------------------------------------------------
Auburn Hills Trust, Unsec. Gtd. Deb.,
  12.38%, 05/01/20                                450,000       685,179
-----------------------------------------------------------------------
CIT Group Inc.,
  Sr. Medium Term Floating Rate Notes, 2.67%,
  11/25/03                                        140,000       140,090
-----------------------------------------------------------------------
  Sr. Notes, 7.13%, 10/15/04                       75,000        78,993
-----------------------------------------------------------------------
Citigroup Capital II, Jr. Gtd. Sub. Bonds,
  7.75%, 12/01/36                                 350,000       376,568
-----------------------------------------------------------------------
Citigroup Inc.,
  Sr. Unsec. Notes, 4.13%, 06/30/05               125,000       130,590
-----------------------------------------------------------------------
  Unsec. Sub. Notes, 6.63%, 06/15/32              550,000       597,036
-----------------------------------------------------------------------
Fidelity Investments, Bonds,
  7.57%, 06/15/29 (Acquired
  04/10/01-05/01/02; Cost $572,306)(a)            545,000       651,733
-----------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Notes,
  5.00%, 06/15/07                                 125,000       132,677
-----------------------------------------------------------------------
  6.80%, 11/01/05                                  75,000        83,363
-----------------------------------------------------------------------
Heller Financial, Inc.,
  Sr. Unsec. Notes, 6.38%, 03/15/06               125,000       137,454
-----------------------------------------------------------------------
  Unsec. Notes, 7.38%, 11/01/09                   200,000       231,456
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
Diversified Financial Services-(Continued)

John Hancock Global Funding II,
  Notes, 6.50%, 03/01/11 (Acquired 07/24/02;
  Cost $210,888)(a)                            $  200,000   $   215,064
-----------------------------------------------------------------------
  Notes, 5.00%, 07/27/07 (Acquired 06/12/02;
  Cost $224,876)(a)                               225,000       235,359
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.,
  Sr. Notes, 8.75%, 03/15/05                      100,000       112,855
-----------------------------------------------------------------------
  Series E, Medium Term Disc. Notes,
  9.94%, 02/10/28(c)                            1,300,000       184,574
-----------------------------------------------------------------------
  Sr. Sub. Deb., 11.63%, 05/15/05                 100,000       118,925
-----------------------------------------------------------------------
Morgan Stanley, Unsec. Notes,
  6.30%, 01/15/06                                 200,000       216,950
-----------------------------------------------------------------------
Salomon Smith Barney Holdings Inc., Unsec.
  Notes, 7.13%, 10/01/06                          550,000       617,881
-----------------------------------------------------------------------
Swiss Bank Corp.-NY, Sub. Notes, 7.38%,
  06/15/17                                        180,000       216,373
-----------------------------------------------------------------------
Washington Mutual Financial Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                          100,000       113,328
-----------------------------------------------------------------------
Wells Fargo Financial, Inc., Notes, 6.13%,
  02/15/06                                        175,000       190,501
=======================================================================
                                                              5,867,042
=======================================================================

Diversified Metals & Mining-0.56%

Rio Algom Ltd. (Canada), Unsec. Yankee Deb.,
  7.05%, 11/01/05                                 370,000       398,734
=======================================================================

Electric Utilities-6.00%

AES Corp. (The), Sec. Notes, 10.00%, 07/15/05
  (Acquired 12/13/02; Cost $230,932)(a)           245,000       233,975
-----------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                        230,000       104,650
-----------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08           270,000       285,722
-----------------------------------------------------------------------
Duke Energy Corp., Bonds, 6.45%, 10/15/32         150,000       148,689
-----------------------------------------------------------------------
El Paso Electric Co.
  Series D, Sr. Sec. First Mortgage Bonds,
  8.90%, 02/01/06                                 400,000       400,968
-----------------------------------------------------------------------
  Series E, Sr. Sec. First Mortgage Bonds,
  9.40%, 05/01/11                                 150,000       150,100
-----------------------------------------------------------------------
Hydro-Quebec (Canada)
  Gtd. Floating Rate Notes, 1.94%, 09/29/49       330,000       292,963
-----------------------------------------------------------------------
  Gtd. Yankee Bonds, 9.40%, 02/01/21(d)           275,000       393,341
-----------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                                150,000        36,750
-----------------------------------------------------------------------
Niagara Mohawk Power Corp.,
  Sec. First Mortgage Bonds, 7.75%,
    05/15/06(d)                                   500,000       563,140
-----------------------------------------------------------------------
  Series H, Sr. Unsec. Disc. Notes, 8.50%,
    07/01/10(e)                                   900,000       908,019
-----------------------------------------------------------------------
Public Service Company of New Mexico-Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05            140,000       144,325
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
Electric Utilities-(Continued)

Texas-New Mexico Power Co., Sr. Unsec. Notes,
  6.25%, 01/15/09                              $  615,000   $   584,342
=======================================================================
                                                              4,246,984
=======================================================================

Environmental Services-0.47%

Browning-Ferris Industries, Inc., Deb.,
  9.25%, 05/01/21                                 350,000       334,250
=======================================================================

Food Distributors-0.20%

Roundy's, Inc. Sr. Sub. Notes, 8.88%,
  06/15/12 (Acquired 12/12/02; Cost
  $139,300)(a)                                    140,000       138,950
=======================================================================

Forest Products-0.12%

Louisiana-Pacific Corp., Sr. Unsec. Notes,
  8.50%, 08/15/05                                  85,000        87,975
=======================================================================

Gas Utilities-0.75%

Kinder Morgan, Inc., Sr. Unsec. Notes, 6.80%,
  03/01/08                                        375,000       409,380
-----------------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.63%, 04/01/37                                 150,000       123,000
=======================================================================
                                                                532,380
=======================================================================

General Merchandise Stores-0.22%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                        140,000       158,862
=======================================================================

Health Care Facilities-0.35%

Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Notes, 10.38%, 02/15/09                    240,000       250,800
=======================================================================

Homebuilding-0.52%

K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                    210,000       226,800
-----------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.13%, 05/01/12                          155,000       140,275
=======================================================================
                                                                367,075
=======================================================================

Industrial Machinery-0.29%

Pall Corp., Notes, 6.00%, 08/01/12 (Acquired
  08/01/02; Cost $199,898)(a)                     200,000       208,408
=======================================================================

Integrated Oil & Gas-3.36%

BP Canada Finance Co. (Canada), Yankee Bonds,
  3.38%, 10/31/07                                 500,000       505,675
-----------------------------------------------------------------------
Conoco Inc., Sr. Unsec. Notes, 5.90%,
  04/15/04                                        100,000       105,267
-----------------------------------------------------------------------
Husky Oil Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 7.13%, 11/15/06        300,000       333,429
-----------------------------------------------------------------------
  Yankee Bonds, 8.90%, 08/15/28                   340,000       376,056
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
Integrated Oil & Gas-(Continued)

Occidental Petroleum Corp.,
  Sr. Putable Deb., 9.25%, 08/01/04            $  500,000   $   657,435
-----------------------------------------------------------------------
  Sr. Unsec. Notes,
  6.50%, 04/01/05                                 100,000       108,110
-----------------------------------------------------------------------
  7.38%, 11/15/08                                 250,000       291,707
=======================================================================
                                                              2,377,679
=======================================================================

Integrated Telecommunication Services-2.07%

GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                    100,000       107,799
-----------------------------------------------------------------------
Sprint Capital Corp.,
  Deb., 9.00%, 10/15/19                           320,000       289,200
-----------------------------------------------------------------------
  Gtd. Notes, 5.88%, 05/01/04                     150,000       149,437
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes,
  5.70%, 11/15/03                                 175,000       174,344
-----------------------------------------------------------------------
  6.00%, 01/15/07                                 200,000       189,250
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Gtd. Notes, 6.13%,
    11/15/08                                      300,000       276,375
-----------------------------------------------------------------------
  Unsec. Gtd. Notes, 8.75%, 03/15/32              150,000       143,812
-----------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec.
  Notes, 6.13%, 06/15/07                          125,000       137,482
=======================================================================
                                                              1,467,699
=======================================================================

Leisure Facilities-0.09%

Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%,
  12/01/12                                         60,000        60,150
=======================================================================

Life & Health Insurance-0.87%

American General Corp., Unsec. Notes, 7.50%,
  08/11/10                                        200,000       234,776
-----------------------------------------------------------------------
Americo Life, Inc., Sr. Sub. Notes, 9.25%,
  06/01/05                                         75,000        75,000
-----------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                         70,000        79,677
-----------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23           200,000       223,868
=======================================================================
                                                                613,321
=======================================================================

Multi-Line Insurance-0.34%

AIG SunAmerica Global Financing IX, Bonds,
  6.90%, 03/15/32 (Acquired 07/31/02; Cost
  $219,398)(a)                                    210,000       240,765
=======================================================================

Oil & Gas Drilling-1.00%

Transocean Inc., Unsec. Notes, 6.95%,
  04/15/08                                        620,000       709,646
=======================================================================

Oil & Gas Equipment & Services-0.74%

Smith International, Inc., Notes, 6.75%,
  02/15/11                                        500,000       521,595
=======================================================================

Oil & Gas Exploration & Production-5.96%

Amerada Hess Corp., Unsec. Notes,
  5.30%, 08/15/04                                 200,000       208,860
-----------------------------------------------------------------------
  7.30%, 08/15/31                                 125,000       136,049
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
Oil & Gas Exploration & Production-(Continued)

Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/26                        $  200,000   $   237,480
-----------------------------------------------------------------------
Burlington Resources Finance Co. (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 7.40%,
  12/01/31                                        175,000       201,497
-----------------------------------------------------------------------
Canadian Oil Sands Ltd. (Canada), Sr. Yankee
  Notes, 7.90%, 09/01/21 (Acquired
  08/17/01-07/31/02; Cost $275,409)(a)            275,000       290,208
-----------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.38%, 11/01/08                          160,000       166,800
-----------------------------------------------------------------------
Devon Energy Corp., Sr. Unsec. Deb., 7.95%,
  04/15/32                                        100,000       120,216
-----------------------------------------------------------------------
Devon Financing Corp. ULC, Unsec. Gtd. Unsub.
  Deb., 7.88%, 09/30/31                           280,000       338,587
-----------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                          500,000       560,595
-----------------------------------------------------------------------
Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11                          765,000       810,900
-----------------------------------------------------------------------
Noble Energy, Inc., Sr. Unsec. Deb., 7.25%,
  08/01/97                                        890,000       859,633
-----------------------------------------------------------------------
Union Pacific Resources Group Inc., Unsec.
  Notes, 6.75%, 05/15/08                          250,000       287,420
=======================================================================
                                                              4,218,245
=======================================================================

Oil & Gas Refining, Marketing &
  Transportation-1.41%

Petroleos Mexicanos (Mexico),
  Sr. Unsec. Gtd. Yankee Bonds, 9.38%,
    12/02/08                                      325,000       375,781
-----------------------------------------------------------------------
  Series P, Unsec. Putable Unsub. Yankee
    Bonds,
  9.50%, 03/15/06                                 550,000       621,891
=======================================================================
                                                                997,672
=======================================================================

Packaged Foods & Meats-0.11%

Dole Food Co., Inc., Sr. Unsec. Notes, 7.25%,
  05/01/09                                         85,000        80,963
=======================================================================

Paper Products-0.19%

Appleton Papers Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 12.50%, 12/15/08               120,000       132,000
=======================================================================

Pharmaceuticals-0.50%

Johnson & Johnson, Unsec. Deb., 8.72%,
  11/01/24                                        300,000       350,676
=======================================================================

Property & Casualty Insurance-0.51%

Allstate Financial Global Funding, Notes,
  6.50%, 06/14/11 (Acquired 06/07/01; Cost
  $324,503)(a)                                    325,000       358,270
=======================================================================

Publishing-1.50%

News America Holdings, Sr. Unsec. Gtd. Deb.,
  8.00%, 10/17/16                                 750,000       852,983
-----------------------------------------------------------------------
News America Inc., Sr. Putable Deb., 6.75%,
  01/09/10                                        150,000       154,214
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
Publishing-(Continued)

Tribune Co., Unsec. Conv. Sub. PHONES, 2.00%,
  05/15/29                                     $      700   $    52,500
=======================================================================
                                                              1,059,697
=======================================================================

Railroads-1.85%

CSX Corp., Sr. Unsec. Putable Deb., 7.25%,
  05/01/05                                      1,000,000     1,105,860
-----------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10               200,000       201,000
=======================================================================
                                                              1,306,860
=======================================================================

Real Estate-2.40%

EOP Operating L.P.,
  Sr. Unsec. Notes, 7.25%, 02/15/18                80,000        85,891
-----------------------------------------------------------------------
  Unsec. Gtd. Notes, 6.75%, 02/15/12               80,000        86,304
-----------------------------------------------------------------------
  Unsec. Notes, 6.50%, 01/15/04                   125,000       129,476
-----------------------------------------------------------------------
Health Care REIT, Inc., Sr. Unsec. Notes,
  7.50%, 08/15/07                                 500,000       525,230
-----------------------------------------------------------------------
Host Marriott L.P.
  Series E, Sr. Sec. Gtd. Notes, 8.38%,
    02/15/06                                      125,000       124,375
-----------------------------------------------------------------------
  Series I, Unsec. Gtd. Notes, 9.50%,
    01/15/07                                      200,000       204,000
-----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                 100,000       105,500
-----------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub. Deb.,
  7.35%, 12/01/17                                 400,000       435,408
=======================================================================
                                                              1,696,184
=======================================================================

Sovereign Debt-0.63%

Export Development Canada (Canada), Yankee
  Bonds, 4.00%, 08/01/07                          150,000       156,849
-----------------------------------------------------------------------
Region of Lombardy (Italy), Unsec. Yankee
  Notes, 5.80%, 10/25/32                          275,000       287,051
=======================================================================
                                                                443,900
=======================================================================

Specialty Stores-0.20%

CSK Auto, Inc., Sr. Unsec. Gtd. Notes,
  12.00%, 06/15/06                                130,000       139,750
=======================================================================

Trucking-0.08%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/01/09                     50,000        54,875
=======================================================================

Wireless Telecommunication Services-0.29%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Notes, 8.75%, 03/01/31                   210,000       206,588
=======================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $46,583,132)                               47,982,785
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-7.28%(f)

Canada-2.29%

Bell Mobility Cellular Inc. (Wireless
  Telecommunication Services), Unsec. Deb.,
  6.55%, 06/02/08                        CAD      750,000   $   509,215
-----------------------------------------------------------------------
Canadian Government (Sovereign Debt), Bonds,
  6.63%, 10/03/07                        NZD      750,000       404,328
-----------------------------------------------------------------------
Rogers Cablesystems Ltd. (Broadcasting &
  Cable TV), Sr. Sec. Second Priority Deb.,
  9.65%, 01/15/14 CAD                             600,000       367,320
-----------------------------------------------------------------------
Westcoast Energy Inc. (Gas Utilities)-Series
  V, Unsec. Deb., 6.45%, 12/18/06         CAD     500,000       338,296
=======================================================================
                                                              1,619,159
=======================================================================

Germany-2.61%

Bundesrepublik Deutschland (Sovereign Debt)
  Series 2002, Bonds, 5.00%, 07/04/12     EUR     900,000     1,004,717
-----------------------------------------------------------------------
Kreditanstalt fuer Wiederaufbau (Banks), Sr.
  Unsec. Unsub. Notes., 5.25%, 07/04/12   EUR     750,000       846,350
=======================================================================
                                                              1,851,067
=======================================================================

Netherlands-0.41%

Olivetti International Finance N.V.
  (Integrated Telecommunication
  Services)-Series E, Gtd. Medium Term Euro
  Notes, 6.13%, 07/30/09   EUR                    270,000       288,363
=======================================================================

United Kingdom-1.97%

British Sky Broadcasting Group PLC
  (Broadcasting & Cable TV), Sr. Unsec. Gtd.
  Unsub. Euro Bonds, 7.75%, 07/09/09      GBP     270,000       449,356
-----------------------------------------------------------------------
Sutton Bridge Financing Ltd. (Electric
  Utilities), Gtd. Euro Bonds, 8.63%,
  06/30/22              GBP                       437,150       761,333
-----------------------------------------------------------------------
Treasury (Department of) (Sovereign Debt),
  Bonds, 7.25%, 12/07/07                  GBP     100,000       183,145
=======================================================================
                                                              1,393,834
=======================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $4,843,536)                                 5,152,423
=======================================================================

                                                 SHARES
WARRANTS & OTHER EQUITY INTERESTS-0.89%

Broadcasting & Cable TV-0.00%

Knology Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98; Cost $0)(a)(g)(h)             1,000             0
-----------------------------------------------------------------------
Knology, Inc., Series D-Conv. Pfd. (Acquired
  03/12/98; Cost $0)(a)(g)                          8,627             0
=======================================================================
                                                                      0
=======================================================================

Railroads-0.00%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(a)(g)                  200         1,526
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

Real Estate Investment Trusts-0.89%

First Republic Capital Corp.-Series A-Pfd.
  (Acquired 05/26/99; Cost $600,000)(a)               600   $   630,000
=======================================================================

Wireless Telecommunication Services-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(a)(g)                            275             3
=======================================================================
    Total Warrants & Other Equity Interests
      (Cost $600,000)                                           631,529
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
ASSET BACKED SECURITIES-4.24%

Airlines-1.55%

Air 2 US-Series C, Equipment Trust Ctfs.,
  10.13%, 10/01/20 (Acquired 10/28/99; Cost
  $536,088)(a)                                 $  536,088        83,094
-----------------------------------------------------------------------
Continental Airlines, Inc.-
  Series 2000-1, Class A-1, Sr. Pass Through
  Ctfs., 8.05%, 11/01/20                          207,425       178,904
-----------------------------------------------------------------------
  Series 2000-2, Class A-1, Sr. Sec. Pass
    Through
  Ctfs., 7.71%, 04/02/21                          161,169       139,008
-----------------------------------------------------------------------
  Series 974A, Pass Through Ctfs., 6.90%,
  01/02/18                                        435,430       382,804
-----------------------------------------------------------------------
United Air Lines, Inc.-Series 2000-1, Class
  A-2, Pass Through Ctfs., 7.73%, 07/01/10        400,000       315,000
=======================================================================
                                                              1,098,810
=======================================================================

Diversified Financial Services-2.29%

Citicorp Lease-Series 1999-1,
  Class A1, Pass Through Ctfs., 7.22%,
  06/15/05 (Acquired 05/08/02-06/19/02; Cost
  $390,421)(a)                                    368,755       403,935
-----------------------------------------------------------------------
  Class A2, Pass Through Ctfs., 8.04%,
  12/15/19 (Acquired 06/01/00-08/20/02; Cost
  $609,801)(a)                                    600,000       693,456
-----------------------------------------------------------------------
National Rural Utilities Cooperative Finance
  Corp., Sr. Sec. Notes, 6.00%, 05/15/06          250,000       273,202
-----------------------------------------------------------------------
Premium Asset Trust-Series 2001-6, Sec.
  Notes, 5.25%, 07/19/04 (Acquired 07/11/01;
  Cost $239,683)(a)                               240,000       250,557
=======================================================================
                                                              1,621,150
=======================================================================

Electric Utilities-0.40%

Beaver Valley II Funding Corp., Sec. SLOBS
  Deb., 9.00%, 06/01/17                           250,000       278,022
=======================================================================
    Total Asset Backed Securities (Cost
      $3,431,153)                                             2,997,982
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-7.80%

Federal Home Loan Mortgage Corp.
  (FHLMC)-1.41%

Pass Through Ctfs.,
  8.50%, 03/01/10                              $    9,250   $    10,002
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 08/01/32                     591,981       618,094
-----------------------------------------------------------------------
  6.00%, 05/01/17 to 06/01/17                     153,387       160,550
-----------------------------------------------------------------------
Pass Through Ctfs.,TBA,
  6.00%, 01/01/33                                 202,000       209,371
=======================================================================
                                                                998,017
=======================================================================

Federal National Mortgage Association
  (FNMA)-5.41%

Pass Through Ctfs.,
  7.00%, 02/01/16 to 09/01/32                     478,170       503,867
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 11/01/31                     542,484       566,923
-----------------------------------------------------------------------
  6.00%, 05/01/17 to 07/01/17                     144,547       151,303
-----------------------------------------------------------------------
  7.50%, 04/01/29 to 05/01/32                     651,975       693,047
-----------------------------------------------------------------------
  8.00%, 04/01/32                                 261,504       281,181
-----------------------------------------------------------------------
Pass Through Ctfs.,TBA,
  6.00%, 01/01/33(i)                              312,000       323,399
-----------------------------------------------------------------------
Unsec. Notes,
  6.20%, 06/13/17                                 250,000       269,287
-----------------------------------------------------------------------
Unsec. Sub. Notes,
  6.25%, 02/01/11                                 600,000       671,790
-----------------------------------------------------------------------
  5.25%, 08/01/12                                 350,000       365,789
=======================================================================
                                                              3,826,586
=======================================================================

Government National Mortgage Association
  (GNMA)-0.98%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 01/15/32                     168,648       180,896
-----------------------------------------------------------------------
  8.50%, 11/15/24                                  66,839        73,513
-----------------------------------------------------------------------
  7.00%, 07/15/31 to 08/15/31                      98,165       104,095
-----------------------------------------------------------------------
  6.50%, 11/15/31 to 03/15/32                     235,199       247,099
-----------------------------------------------------------------------
  6.00%, 12/15/31 to 11/15/32                      88,590        92,383
=======================================================================
                                                                697,986
=======================================================================
    Total U.S. Government Agency Securities
      (Cost $5,337,393)                                       5,522,589
=======================================================================

U.S. TREASURY SECURITIES-9.38%

U.S. Treasury Bills-0.43%

3.25%, 12/31/03                                   300,000       306,075
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

U.S. Treasury Notes-5.15%

4.63%, 05/15/06                                $  700,000   $   755,188
-----------------------------------------------------------------------
6.13%, 08/15/07                                   700,000       805,259
-----------------------------------------------------------------------
4.75%, 11/15/08                                 1,050,000     1,146,568
-----------------------------------------------------------------------
6.50%, 02/15/10                                   400,000       478,488
-----------------------------------------------------------------------
5.75%, 08/15/10                                   400,000       460,336
=======================================================================
                                                              3,645,839
=======================================================================

U.S. Treasury Bonds-3.80%

7.25%, 05/15/16                                 1,400,000     1,794,786
-----------------------------------------------------------------------
7.50%, 11/15/16                                   500,000       654,800
-----------------------------------------------------------------------
6.25%, 08/15/23                                   200,000       235,194
=======================================================================
                                                              2,684,780
=======================================================================
    Total U.S. Treasury Securities (Cost
      $6,376,494)                                             6,636,694
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
MONEY MARKET FUNDS-1.69%

STIC Liquid Assets Portfolio(j)                   598,301   $   598,301
-----------------------------------------------------------------------
STIC Prime Portfolio(j)                           598,301       598,301
=======================================================================
    Total Money Market Funds (Cost
      $1,196,602)                                             1,196,602
=======================================================================
TOTAL INVESTMENTS-99.09% (Cost $68,368,310)                  70,120,604
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.91%                             645,167
=======================================================================
NET ASSETS-100.00%                                          $70,765,771
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

CAD      - Canadian Dollars
Conv.    - Convertible
Ctfs.    - Certificates
Deb.     - Debentures
Disc.    - Discounted
EUR      - Euro
GBP      - British Pound Sterling
GLOBALS  - Global Landmark Securities
Gtd.     - Guaranteed
Jr.      - Junior
NZD      - New Zealand Dollar
Pfd.     - Preferred
PHONES   - Participation Hybrid Option Notes
RAPS     - Redeemable and Putable Securities
Sec.     - Secured
SLOBS    - Secured Lease Obligation Securities
Sr.      - Senior
Sub.     - Subordinated
TBA      - To Be Announced
Unsec.   - Unsecured
Unsub.   - Unsubordinated
Wts.     - Warrants

Notes to Schedule of Investments:

(a) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); these securities may be resold only pursuant to an exemption from registration under the 1933 Act. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/02 was $5,178,750, which represented 7.32% of the Fund's net assets. Of these securities, 6.45% of the Fund's net assets are considered to be illiquid.
(b) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(d) Secured by bond insurance provided by one of the following companies: Ambac Assurance Corp. or MBIA Insurance Co.
(e) Discounted note at issue. The interest rate represents the coupon rate at which the note will accrue at a specified future date.
(f) Foreign denominated security. Par value is denominated in currency indicated.
(g) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(h) Security fair valued in accordance with the procedures established by the Board of Trustees and may be considered illiquid.
(i) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section C.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost $68,368,310)  $70,120,604
------------------------------------------------------------
Foreign currencies, at value (cost $121,083)         128,454
------------------------------------------------------------
Receivables for:
  Fund shares sold                                    38,179
------------------------------------------------------------
  Dividends and interest                           1,100,563
------------------------------------------------------------
Investment for deferred compensation plan             33,868
------------------------------------------------------------
Other assets                                             561
============================================================
    Total assets                                  71,422,229
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              528,126
------------------------------------------------------------
  Fund shares reacquired                              28,218
------------------------------------------------------------
  Deferred compensation plan                          33,868
------------------------------------------------------------
Accrued administrative services fees                  25,236
------------------------------------------------------------
Accrued distribution fees -- Series II                    63
------------------------------------------------------------
Accrued transfer agent fees                            3,017
------------------------------------------------------------
Accrued operating expenses                            37,930
============================================================
    Total liabilities                                656,458
============================================================
Net assets applicable to shares outstanding      $70,765,771
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $70,641,578
____________________________________________________________
============================================================
Series II                                        $   124,193
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           8,210,002
____________________________________________________________
============================================================
Series II                                             14,469
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      8.60
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      8.58
____________________________________________________________
============================================================

Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Interest                                          $ 5,165,473
-------------------------------------------------------------
Dividends                                              72,996
-------------------------------------------------------------
Dividends from affiliated money market funds           31,743
=============================================================
    Total investment income                         5,270,212
=============================================================

EXPENSES:

Advisory fees                                         446,474
-------------------------------------------------------------
Administrative services fees                          157,854
-------------------------------------------------------------
Custodian fees                                         31,503
-------------------------------------------------------------
Distribution fees -- Series II                             81
-------------------------------------------------------------
Transfer agent fees                                    13,405
-------------------------------------------------------------
Trustees' fees                                          9,023
-------------------------------------------------------------
Other                                                  38,278
=============================================================
    Total expenses                                    696,618
=============================================================
Less: Fees waived                                        (294)
-------------------------------------------------------------
    Expenses paid indirectly                             (121)
=============================================================
    Net expenses                                      696,203
=============================================================
Net investment income                               4,574,009
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            (7,652,962)
-------------------------------------------------------------
  Foreign currencies                                    1,764
-------------------------------------------------------------
  Foreign currency contracts                          (52,403)
=============================================================
                                                   (7,703,601)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                             4,674,842
-------------------------------------------------------------
  Foreign currencies                                   12,071
-------------------------------------------------------------
  Foreign currency contracts                          (23,122)
=============================================================
                                                    4,663,791
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts                                        (3,039,810)
=============================================================
Net increase in net assets resulting from
  operations                                      $ 1,534,199
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  4,574,009    $  5,827,598
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts           (7,703,601)     (5,485,868)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and foreign currency
    contracts                                                    4,663,791       2,576,613
==========================================================================================
    Net increase in net assets resulting from operations         1,534,199       2,918,343
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (5,535,504)     (5,585,065)
------------------------------------------------------------------------------------------
  Series II                                                         (9,184)             --
------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (5,226,934)     (1,180,566)
------------------------------------------------------------------------------------------
  Series II                                                        128,395              --
==========================================================================================
    Net increase (decrease) in net assets                       (9,109,028)     (3,847,288)
==========================================================================================

NET ASSETS:

  Beginning of year                                             79,874,799      83,722,087
==========================================================================================
  End of year                                                 $ 70,765,771    $ 79,874,799
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 88,024,993    $ 93,666,892
------------------------------------------------------------------------------------------
  Undistributed net investment income                            4,379,513       5,424,619
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                  (23,402,982)    (16,317,168)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                    1,764,247      (2,899,544)
==========================================================================================
                                                              $ 70,765,771    $ 79,874,799
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Diversified Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage back securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institutions such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with

                        AIM V.I. DIVERSIFIED INCOME FUND
     different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs. The difference between the selling price and the future repurchase price is recorded as an adjustment to interest income.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will segregate assets to cover its obligations under dollar roll transactions.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating life insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $250 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $250 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $294.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $157,854 of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $8,349 such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $81.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $121 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $121.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to

                        AIM V.I. DIVERSIFIED INCOME FUND
the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                          2002          2001
---------------------------------------------------------------
Distribution paid from ordinary
  income                               $5,544,688    $5,585,065
_______________________________________________________________
===============================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                    $  4,441,548
-------------------------------------------------------------
Unrealized appreciation -- investments              1,750,176
-------------------------------------------------------------
Temporary book/tax differences                        (47,964)
-------------------------------------------------------------
Capital loss carryforward                         (22,429,157)
-------------------------------------------------------------
Post-October capital loss deferral                   (973,825)
-------------------------------------------------------------
Shares of beneficial interest                      88,024,993
=============================================================
                                                 $ 70,765,771
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax treatment of bond premium amortization. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $11,953.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2005                              $   972,722
-----------------------------------------------------------
December 31, 2006                                1,451,891
-----------------------------------------------------------
December 31, 2007                                2,582,661
-----------------------------------------------------------
December 31, 2008                                4,437,761
-----------------------------------------------------------
December 31, 2009                                6,105,069
-----------------------------------------------------------
December 31, 2010                                6,879,053
===========================================================
                                               $22,429,157
___________________________________________________________
===========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $62,149,460 and $69,014,619, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $ 3,604,637
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (1,866,414)
=============================================================
Net unrealized appreciation of investment
  securities                                      $ 1,738,223
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $68,382,381.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of expired capital loss carryforward, tax treatment of bond premium amortization, foreign currency transactions and other items on December 31, 2002, undistributed net investment income was decreased by $74,427, undistributed net realized gains increased by $617,787 and shares of beneficial interest decreased by $543,360. This reclassification had no effect on the net assets of the Fund.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,352,069    $ 12,168,430     1,522,060    $ 14,801,914
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                      13,618         121,346            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       655,089       5,535,504       617,134       5,585,065
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                       1,090           9,184            --              --
======================================================================================================================
Reacquired:
  Series I                                                    (2,547,691)    (22,930,868)   (2,215,322)    (21,567,545)
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                        (239)         (2,135)           --              --
======================================================================================================================
                                                                (526,064)   $ (5,098,539)      (76,128)   $ (1,180,566)
______________________________________________________________________________________________________________________
======================================================================================================================

* Series II shares commenced sales on March 14, 2002.

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        SERIES I
                                                              -------------------------------------------------------------

                                                                                 YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------
                                                               2002          2001          2000           1999       1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.13       $  9.49       $ 10.06        $ 10.94    $ 11.29
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.55(a)       0.67(a)(b)    0.76(a)        0.64       0.75
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.35)        (0.35)        (0.69)         (0.85)     (0.35)
===========================================================================================================================
    Total from investment operations                             0.20          0.32          0.07          (0.21)      0.40
===========================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.73)        (0.68)        (0.64)         (0.67)     (0.57)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --            --            --             --      (0.18)
===========================================================================================================================
    Total distributions                                         (0.73)        (0.68)        (0.64)         (0.67)     (0.75)
===========================================================================================================================
Net asset value, end of period                                $  8.60       $  9.13       $  9.49        $ 10.06    $ 10.94
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                                  2.30%         3.48%         0.80%         (1.92)%     3.58%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $70,642       $79,875       $83,722        $99,509    $96,445
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                          0.94%(d)      0.93%         0.90%          0.83%      0.77%
===========================================================================================================================
Ratio of net investment income to average net assets             6.15%(d)      6.87%(b)      7.84%          7.20%      6.99%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            86%           79%           74%            83%        50%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premiums on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have been $0.70 and the ratio of net investment income to average net assets would have been 7.19%. In accordance with the AICPA Audit Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $74,380,010.


                                                                SERIES II
                                                              --------------
                                                              MARCH 14, 2002
                                                              (DATE SALES
                                                              COMMENCED) TO
                                                              DECEMBER 31,
                                                                 2002
----------------------------------------------------------------------------
Net asset value, beginning of period                              $ 8.97
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.42(a)
----------------------------------------------------------------------------
  Net income (losses) on securities (both realized and
    unrealized)                                                    (0.08)
============================================================================
    Total from investment operations                                0.34
============================================================================
Less dividends from net investment income                          (0.73)
============================================================================
Net asset value, end of period                                    $ 8.58
____________________________________________________________________________
============================================================================
Total return(b)                                                     3.90%
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $  124
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets                             1.19%(c)
============================================================================
Ratio of net investment income to average net assets                5.90%(c)
____________________________________________________________________________
============================================================================
Portfolio turnover rate                                               86%
____________________________________________________________________________
============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total return for period shown.
(c)  Ratios are annualized and based on average daily net assets of $40,338.

                        AIM V.I. DIVERSIFIED INCOME FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Diversified Income Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Diversified Income Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                        AIM V.I. DIVERSIFIED INCOME FUND

Trustees and Officers

As of January 1, 2003

The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.             None
   Trustee                                            (registered investment company);
                                                      Director, Magellan Insurance Company;
                                                      Member of Advisor Board of Rotary Power
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                        AIM V.I. DIVERSIFIED INCOME FUND

As of January 1, 2003


The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1993               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1993               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1993               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1993               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1818 Market Street
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2400
                          Houston, TX 77046         Houston, TX 77046         Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
3000 K N.W., Suite 500    & Frankel LLP             Inc.                      Trust Company
Washington, D.C. 20007    919 Third Avenue          P.O. Box 4739             225 Franklin Street
                          New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2002, 0% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 4.63% was derived from U.S. Treasury
Obligations.
                        AIM V.I. DIVERSIFIED INCOME FUND

                         AIM V.I. GLOBAL UTILITIES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT FISCAL YEAR
As the bear market for stocks extended through a third year, all 10 industry sectors of the S&P 500 index posted negative returns for the year. Unfortunately, the utilities and telecommunications sectors suffered some of the worst damage--only information technology fared worse--and as a sector fund, AIM V.I. Global Utilities Fund was required to keep at least 80% of assets in the sector indicated by its name. The fund's results felt the impact. The fund's total returns for the year ended December 31, 2002 were -25.53% for Series I shares and -25.65% for Series II shares.* The average utility fund, as measured by the Lipper Utility Fund Index, returned -22.70%, while the fund's broad-market index, the S&P 500, returned -22.09%.

RELEVANT MARKET CONDITIONS
Concerns about corporate accounting practices, anemic company earnings, mixed economic signals, and the possibility of terrorism and war weighed heavily on investors' minds for much of the year. Except for scattered short-lived rallies, key stock market indexes continued declining, reaching their lowest levels in about five years in early October. After rebounding, the market turned downward again in December.
    For the year, value stocks fared better than growth stocks, and mid- and small-cap stocks held up better than large-cap stocks, but all of these market segments sustained losses. The consumer staples and materials sectors sustained the most modest losses; information technology, telecommunications and utilities sustained the deepest.
    Additional factors made the year difficult for utilities in particular. The most intractable was weak prices for electricity. Mild weather reduced power usage for residential heating and cooling and economic slack undercut commercial demand.
    Deregulation, introduced to drive down consumer prices by encouraging competition, cut deeply into revenues for both utilities and telecommunications firms.
    Another factor that made the year difficult for electric utilities was that many were downgraded by credit rating services, a reflection of deteriorating fundamentals. The fund held a few of them, but when buying equities we focus on the ratings of their underlying debt as a measure of quality, and the great majority of our stocks retained investment-grade ratings.
    The rising price of oil enabled many of our energy stocks to contribute positively, but they were more than outweighed by the poor performance of the utility sector. Companies operating in deregulated energy markets were the poorest performers. While we had very few holdings in this area, our position in Reliant Resources detracted from performance.
    This year, the malfeasance of certain high-profile energy traders cast suspicion on every company even remotely associated with energy trading, even firms whose own behavior was honorable. Alarmed, investors avoided the whole sector for several months, and equity valuations plunged. Finally, in the fourth quarter, the sector did rebound.
    During the fourth quarter, the stock market rebounded, though not enough to offset the damage of the previous three quarters. Additionally, power usage increased due to colder weather in the Northeast and an uptick in business activity, increasing revenue for power producers. This boost enabled top-10 holdings Southern Company, FPL Group and Pinnacle West to contribute positively to the fund.

PORTFOLIO COMPOSITION
As of 12/31/02, based on total net assets

===================================================================================================================================
TOP 10 EQUITY HOLDINGS                         TOP 10 INDUSTRIES                                     TOP COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
1.  FPL Group, Inc.                     5.1%   1.  Electric Utilities                       49.5%    1.  United States        79.8%
2.  Pinnacle West Capital Corp.         4.8    2.  Multi-Utilities & Unregulated Power      15.9     2.  United Kingdom        8.4
3.  Energy East Corp.                   4.6    3.  Integrated Telecommunication Services    10.9     3.  Spain                 3.4
4.  DTE Energy Co.                      4.4    4.  Gas Utilities                            10.5     4.  Italy                 3.3
5.  NiSource Inc.                       3.9    5.  Water Utilities                           2.5     5.  France                2.1
6.  Southern Co. (The)                  3.8    6.  Wireless Telecommunication Services       1.6     6.  Germany               1.5
7.  Verizon Communications Inc.         3.1    7.  Diversified Metals & Mining               1.2     7.  Greece                0.8
8.  Sempra Energy                       2.6    8.  Industrial Conglomerates                  1.0     8.  Brazil                0.7
9.  Kelda Group PLC (United Kingdom)    2.5    9.  Integrated Oil & Gas                      0.5
10. BellSouth Corp.                     2.5    10. Broadcasting & Cable TV                   0.5

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

                         AIM V.I. GLOBAL UTILITIES FUND

================================================================================
RESULTS OF A $10,000 INVESTMENT
5/2/94--12/31/02
Index data from 4/30/94-12/31/02

                                  [LINE CHART]

Source: Lipper, Inc.


INDEX PERFORMANCE     VI GLOBAL UTILITIES -
IS FROM 04/30/1994    SERIES I                S&P 500    LIPPER UTILITY FUND IX

       5/2/1994              10000              10000          10000
      5/31/1994               9930              10163           9730
      6/30/1994               9660               9914           9516
      7/31/1994               9920              10239           9848
      8/31/1994              10000              10658           9929
      9/30/1994               9809              10398           9695
     10/31/1994               9921              10631           9777
     11/30/1994               9647              10244           9583
     12/31/1994               9708              10395           9593
      1/31/1995               9944              10665           9938
      2/28/1995              10036              11080          10030
      3/31/1995              10000              11406          10022
      4/30/1995              10259              11742          10241
      5/31/1995              10756              12210          10649
      6/30/1995              10828              12494          10677
      7/31/1995              11014              12907          10814
      8/31/1995              11097              12939          10940
      9/30/1995              11563              13485          11415
     10/31/1995              11625              13437          11509
     11/30/1995              11811              14025          11734
     12/31/1995              12302              14296          12193
      1/31/1996              12440              14782          12409
      2/29/1996              12292              14920          12208
      3/31/1996              12377              15063          12147
      4/30/1996              12419              15284          12173
      5/31/1996              12482              15677          12240
      6/30/1996              12736              15737          12589
      7/31/1996              12281              15041          12017
      8/31/1996              12430              15358          12189
      9/30/1996              12652              16222          12305
     10/31/1996              13138              16669          12729
     11/30/1996              13656              17928          13217
     12/31/1996              13788              17573          13333
      1/31/1997              14029              18669          13586
      2/28/1997              13952              18817          13612
      3/31/1997              13666              18045          13201
      4/30/1997              13821              19121          13321
      5/31/1997              14502              20289          13949
      6/30/1997              14908              21192          14375
      7/31/1997              15414              22877          14736
      8/31/1997              14974              21596          14276
      9/30/1997              15754              22777          15100
     10/31/1997              15502              22016          14970
     11/30/1997              16129              23036          15942
     12/31/1997              16772              23432          16760
      1/31/1998              16937              23690          16676
      2/28/1998              17463              25398          17166
      3/31/1998              18562              26698          18423
      4/30/1998              18396              26970          18038
      5/31/1998              17891              26506          17789
      6/30/1998              18331              27583          18139
      7/31/1998              18309              27290          17893
      8/31/1998              16606              23347          16728
      9/30/1998              17420              24843          17951
     10/31/1998              17848              26861          18372
     11/30/1998              18353              28488          18839
     12/31/1998              19535              30129          19843
       01/31/99              19738              31389          19754
       02/28/99              19142              30412          19126
       03/31/99              19108              31629          19105
       04/30/99              20144              32853          20377
       05/31/99              20514              32078          20899
       06/30/99              20908              33852          21187
       07/31/99              21245              32799          21130
       08/31/99              20750              32635          20511
       09/30/99              20727              31741          20468
       10/31/99              22078              33750          21546
       11/30/99              23688              34435          21693
       12/31/99              26092              36460          22725
       01/31/00              26494              34629          23144
       02/29/00              30293              33975          23211
       03/31/00              30351              37298          24339
       04/30/00              27030              36175          23368
       05/31/00              25863              35433          23125
       06/30/00              27396              36305          23099
       07/31/00              26413              35739          22993
       08/31/00              27604              37958          24614
       09/30/00              27855              35954          25407
       10/31/00              26618              35803          24741
       11/30/00              24364              32982          23444
       12/31/00              25497              33143          24673
       01/31/01              24905              34320          24046
       02/28/01              24048              31193          23548
       03/31/01              23555              29219          23047
       04/30/01              24700              31486          24321
       05/31/01              24122              31697          23789
       06/30/01              22327              30927          22302
       07/31/01              21341              30624          21604
       08/31/01              20376              28710          20833
       09/30/01              18809              26393          19560
       10/31/01              18653              26897          19114
       11/30/01              18267              28960          19014
       12/31/01              18376              29215          19404
       01/31/02              17360              28788          18372
       02/28/02              17251              28233          17858
       03/31/02              18567              29294          18983
       04/30/02              17780              27519          18246
       05/31/02              16912              27318          17664
       06/30/02              15583              25373          16528
       07/31/02              13671              23396          14761
       08/31/02              13916              23549          15083
       09/30/02              12438              20991          13709
       10/31/02              13062              22836          14309
       11/30/02              13470              24179          14860
       12/31/02              13685              22760          14997

Past performance cannot guarantee comparable future results.

This chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

================================================================================

                                  FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/02

SERIES I SHARES
INCEPTION (5/2/94)                 3.69%
   5 YEARS                        -3.99
   1 YEAR                       - 25.53

SERIES II SHARES*
INCEPTION                          3.44%
   5 YEARS                        -4.21
   1 YEAR                        -25.65

*Performance shown for periods prior to the inception date of the Series II class of shares (inception date 3/26/02) reflects the historical results of the Series I class (inception date 5/2/94), adjusted to reflect the impact that the Series II class Rule 12b-1 plan would have had if the Series II class had then existed. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.
    AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return.
    Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    AIM V.I. Global Utilities Fund seeks to achieve a high total return by investing in securities of domestic and foreign utility companies.
    The unmanaged Lipper Utility Fund Index represents an average of the 30 largest utility funds tracked by Lipper, Inc., an independent mutual fund performance monitor. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.
    International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
    The fund may participate in the initial public offering (IPO) market in some cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.
    Investing in a single-sector or single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
    In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

    The telecommunications sector, after struggling for several quarters, was the broad market's top performer in the fourth-quarter rebound. The performance of top-10 holdings Verizon Communications and BellSouth climbed into positive numbers for the year.

FUND STRATEGIES AND TECHNIQUES
In such a deplorable market, few truly positive options existed for a utilities fund. We divested our holdings in Dynegy and El Paso, two energy marketing and trading firms that were detracting from the fund's performance. To minimize the negative impact of deregulation, we placed more assets in holdings that do a larger part of their business in regulated markets (where prices are more stable), taking the opportunity to buy stocks of such firms while their stocks were at historically low valuations.

IN CLOSING
After the fourth-quarter rebound and the change in weather and business conditions, the situation for utilities appeared greatly improved, though in ways not immune to further change.
    On the horizon: Additional electric capacity is scheduled to become available in 2003. Regulated utilities typically hold up better, since non-regulated companies are more vulnerable to falling prices, so we will focus on seeking out the best regulated utilities.
    The U.S. economy and the stock market have always recovered from economic downturns, but the timing has always been impossible to predict, and remains so. We continue to urge our investors to maintain a long-term focus and to remain well diversified to combat risk.

                            PORTFOLIO MANAGEMENT TEAM
                                 AS OF 12/31/02

                                ROBERT G. ALLEY

                               CLAUDE C. CODY IV

                                 JAN H. FRIEDLI

                                 CRAIG A. SMITH

                                MEGGAN M. WALSH

Schedule of Investments

December 31, 2002


                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------
DOMESTIC STOCKS-72.13%

Diversified Metals & Mining-1.21%

Peabody Energy Corp.                                 8,700   $   254,301
========================================================================

Electric Utilities-44.19%

American Electric Power Co., Inc.                    8,000       218,640
------------------------------------------------------------------------
CenterPoint Energy, Inc.                            29,100       247,350
------------------------------------------------------------------------
Cinergy Corp.                                        6,300       212,436
------------------------------------------------------------------------
CMS Energy Corp.                                    25,300       238,832
------------------------------------------------------------------------
Consolidated Edison, Inc.                            9,200       393,944
------------------------------------------------------------------------
Constellation Energy Group, Inc.                    12,300       342,186
------------------------------------------------------------------------
Dominion Resources, Inc.                             4,000       219,600
------------------------------------------------------------------------
DTE Energy Co.                                      20,000       928,000
------------------------------------------------------------------------
Edison International(a)                              7,200        85,320
------------------------------------------------------------------------
Entergy Corp.                                        8,800       401,192
------------------------------------------------------------------------
Exelon Corp.                                         5,200       274,404
------------------------------------------------------------------------
FirstEnergy Corp.                                   13,000       428,610
------------------------------------------------------------------------
FPL Group, Inc.                                     17,700     1,064,301
------------------------------------------------------------------------
Northeast Utilities                                 18,000       273,060
------------------------------------------------------------------------
OGE Energy Corp.                                    15,000       264,000
------------------------------------------------------------------------
PG&E Corp.(a)                                       10,200       141,780
------------------------------------------------------------------------
Pinnacle West Capital Corp.                         29,800     1,015,882
------------------------------------------------------------------------
PPL Corp.                                           10,700       371,076
------------------------------------------------------------------------
Progress Energy, Inc.                                5,000       216,750
------------------------------------------------------------------------
Public Service Enterprise Group Inc.                 8,500       272,850
------------------------------------------------------------------------
Puget Energy, Inc.                                  13,500       297,675
------------------------------------------------------------------------
Southern Co. (The)                                  28,300       803,437
------------------------------------------------------------------------
TXU Corp.                                           11,600       216,688
------------------------------------------------------------------------
Wisconsin Energy Corp.                               8,400       211,680
------------------------------------------------------------------------
Xcel Energy, Inc.                                   14,150       155,650
========================================================================
                                                               9,295,343
========================================================================

Gas Utilities-9.95%

KeySpan Corp.                                        8,000       281,920
------------------------------------------------------------------------
Kinder Morgan, Inc.                                  5,000       211,350
------------------------------------------------------------------------
NiSource Inc.                                       40,800       816,000
------------------------------------------------------------------------
Peoples Energy Corp.                                 6,000       231,900
------------------------------------------------------------------------
Sempra Energy                                       23,300       551,045
========================================================================
                                                               2,092,215
========================================================================

Industrial Conglomerates-0.97%

General Electric Co.                                 8,400       204,540
========================================================================

Integrated Telecommunication Services-6.93%

BellSouth Corp.                                     20,200       522,574
------------------------------------------------------------------------
SBC Communications Inc.                             10,500       284,655
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------

Integrated Telecommunication Services-(Continued)

Verizon Communications Inc.                         16,786   $   650,457
========================================================================
                                                               1,457,686
========================================================================

Multi-Utilities & Unregulated Power-8.88%

Aquila, Inc.(a)                                     31,654        56,027
------------------------------------------------------------------------
Duke Energy Corp.                                   18,344       358,442
------------------------------------------------------------------------
Energy East Corp.                                   43,500       960,915
------------------------------------------------------------------------
Equitable Resources, Inc.                            3,000       105,120
------------------------------------------------------------------------
MDU Resources Group, Inc.                            4,100       105,821
------------------------------------------------------------------------
Mirant Corp.(a)                                     26,064        49,261
------------------------------------------------------------------------
Mirant Trust I-Series A, $3.13 Conv. Pfd.            3,200        53,120
------------------------------------------------------------------------
ONEOK, Inc.                                          5,500       105,600
------------------------------------------------------------------------
Reliant Resources, Inc.(a)                          22,948        73,434
========================================================================
                                                               1,867,740
========================================================================
    Total Domestic Stocks (Cost $17,599,412)                  15,171,825
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-17.80%

Brazil-0.67%

Companhia Paranaense de Energia-Copel-ADR
  (Electric Utilities)                              50,200       141,062
========================================================================

France-2.11%

Suez S.A. (Multi-Utilities & Unregulated
  Power)                                            19,000       329,895
------------------------------------------------------------------------
Total Fina Elf S.A. (Integrated Oil & Gas)             800       114,297
========================================================================
                                                                 444,192
========================================================================

Germany-1.52%

E.ON A.G. (Electric Utilities)                       7,920       319,674
========================================================================

Greece-0.80%

Public Power Corp.-GDR (Electric Utilities)
  (Acquired 12/10/01-12/27/02; Cost
  $140,316)(b)(c)                                   12,100       167,666
========================================================================

Italy-3.29%

ACEA S.p.A. (Multi-Utilities & Unregulated
  Power) (Acquired 07/12/99-09/07/01; Cost
  $453,977)(b)                                      50,000       221,497
------------------------------------------------------------------------
Snam Rete Gas S.p.A. (Gas Utilities)
  (Acquired 12/03/01-12/27/02; Cost
  $89,330)(b)                                       33,900       115,656
------------------------------------------------------------------------
Telecom Italia S.p.A. (Integrated
  Telecommunication Services)                       70,400       355,471
========================================================================
                                                                 692,624
========================================================================

Spain-3.39%

Endesa, S.A. (Electric Utilities)                   35,100       410,835
------------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                    33,705       301,807
========================================================================
                                                                 712,642
========================================================================

United Kingdom-6.02%

Kelda Group PLC (Water Utilities)                   76,474       522,610
------------------------------------------------------------------------

                         AIM V.I. GLOBAL UTILITIES FUND


                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------
United Kingdom-(Continued)

National Grid Transco PLC (Multi-Utilities &
  Unregulated Power)                                26,813   $   197,280
------------------------------------------------------------------------
United Utilities PLC (Multi-Utilities &
  Unregulated Power)                                21,600       217,238
------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)                      150,394       274,515
------------------------------------------------------------------------
Vodafone Group PLC-ADR (Wireless
  Telecommunication Services)                        3,000        54,360
========================================================================
                                                               1,266,003
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $5,098,958)                              3,743,863
========================================================================

                                                PRINCIPAL
                                                 AMOUNT

U.S. DOLLAR DENOMINATED BONDS & NOTES-1.84%

Broadcasting & Cable TV-0.49%

TCI Communications, Inc., Sr. Unsec. Deb.,
  7.88%, 02/15/26                              $   100,000       102,402
========================================================================

Computer Hardware-0.13%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 04/17/98-04/19/01; Cost
  $440,425)(b)(c)(d)                               527,000        27,931
========================================================================

Electric Utilities-0.36%

Arizona Public Service Co., SLOBS, 8.00%,
  12/30/15                                          75,000        76,562
========================================================================

Integrated Telecommunication Services-0.86%

AT&T Broadband Corp., Unsec. Gtd. Notes,
  8.38%, 03/15/13                              $   159,000   $   180,543
========================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $777,460)                                      387,438
========================================================================

                                                PRINCIPAL      MARKET
                                                AMOUNT(E)       VALUE
------------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED BONDS-2.38%

United Kingdom-2.38%

National Grid Co. PLC (Multi-Utilities &
  Unregulated Power), Conv. Bonds, 4.25%,
  02/17/08 (Acquired 02/05/98; Cost
  $397,800)(b)                                 GBP 240,000   $   441,146
------------------------------------------------------------------------
National Grid Co. PLC-Series RG
  (Multi-Utilities & Unregulated Power),
  Conv. Bonds 4.25%, 02/17/08                   GBP 32,000        58,820
========================================================================
    Total Non-U.S. Dollar Denominated Bonds
      (Cost $453,924)                                            499,966
========================================================================

                                                 SHARES

MONEY MARKET FUNDS-7.49%

STIC Liquid Assets Portfolio(f)                    788,445       788,445
------------------------------------------------------------------------
STIC Prime Portfolio(f)                            788,445       788,445
========================================================================
    Total Money Market Funds (Cost
      $1,576,890)                                              1,576,890
========================================================================
TOTAL INVESTMENTS-101.64% (Cost $25,506,644)                  21,379,982
========================================================================
OTHER ASSETS LESS LIABILITIES-(1.64%)                           (345,483)
========================================================================
NET ASSETS-100.00%                                           $21,034,499
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Deb.   - Debentures
GBP    - British Pound Sterling
GDR    - Global Depositary Receipt
Gtd.   - Guaranteed
Pfd.   - Preferred
SLOBS  - Secured Lease Obligation Securities
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/02 was $973,896, which represented 4.63% of the Fund's net assets. Of these securities, 2.23% of the Fund's net assets are considered to be illiquid.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees and may be considered illiquid.
(d) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(e) Foreign denominated security. Par value is denominated in currency indicated.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                         AIM V.I. GLOBAL UTILITIES FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost
  $25,506,644)                                   $21,379,982
------------------------------------------------------------
Foreign currencies, at value (cost $53,223)           56,386
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,143,840
------------------------------------------------------------
  Fund shares sold                                     1,546
------------------------------------------------------------
  Dividends and interest                              59,722
------------------------------------------------------------
Investment for deferred compensation plan             30,831
============================================================
    Total assets                                  22,672,307
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            1,559,547
------------------------------------------------------------
  Fund shares reacquired                              11,275
------------------------------------------------------------
  Deferred compensation plan                          30,831
------------------------------------------------------------
Accrued administrative services fees                   8,125
------------------------------------------------------------
Accrued distribution fees -- Series II                    37
------------------------------------------------------------
Accrued transfer agent fees                            3,718
------------------------------------------------------------
Accrued operating expenses                            24,275
============================================================
    Total liabilities                              1,637,808
============================================================
Net assets applicable to shares outstanding      $21,034,499
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $20,923,137
____________________________________________________________
============================================================
Series II                                        $   111,362
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                           2,149,472
____________________________________________________________
============================================================
Series II                                             11,452
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      9.73
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      9.72
____________________________________________________________
============================================================

Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $15,531)                                        $   979,924
-------------------------------------------------------------
Dividends from affiliated money market funds           38,938
-------------------------------------------------------------
Interest                                               82,298
=============================================================
    Total investment income                         1,101,160
=============================================================

EXPENSES:

Advisory fees                                         180,490
-------------------------------------------------------------
Administrative services fees                           93,944
-------------------------------------------------------------
Custodian fees                                         16,017
-------------------------------------------------------------
Distribution fee -- Series II                              56
-------------------------------------------------------------
Transfer agent fees                                    10,802
-------------------------------------------------------------
Trustees' fees                                          8,768
-------------------------------------------------------------
Other                                                  29,242
=============================================================
    Total expenses                                    339,319
=============================================================
Less: Fees waived and expenses reimbursed                (521)
-------------------------------------------------------------
    Expenses paid indirectly                             (212)
=============================================================
    Net expenses                                      338,586
=============================================================
Net investment income                                 762,574
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            (6,753,541)
-------------------------------------------------------------
  Foreign currencies                                   10,816
-------------------------------------------------------------
  Option contracts written                             78,521
=============================================================
                                                   (6,664,204)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (2,995,894)
-------------------------------------------------------------
  Foreign currencies                                    1,337
=============================================================
                                                   (2,994,557)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts          (9,658,761)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                       $(8,896,187)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                         AIM V.I. GLOBAL UTILITIES FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    762,574    $    720,613
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (6,664,204)     (4,732,808)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (2,994,557)    (10,714,354)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (8,896,187)    (14,726,549)
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (735,979)       (529,849)
------------------------------------------------------------------------------------------
  Series II                                                         (3,622)             --
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                              --      (3,464,881)
------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (6,268,289)      6,014,370
------------------------------------------------------------------------------------------
  Series II                                                        109,263              --
==========================================================================================
    Net increase (decrease) in net assets                      (15,794,814)    (12,706,909)
==========================================================================================

NET ASSETS:

  Beginning of year                                             36,829,313      49,536,222
==========================================================================================
  End of year                                                 $ 21,034,499    $ 36,829,313
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 35,858,835    $ 42,018,070
------------------------------------------------------------------------------------------
  Undistributed net investment income                              719,994         694,877
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts        (11,418,450)     (4,752,311)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (4,125,880)     (1,131,323)
==========================================================================================
                                                              $ 21,034,499    $ 36,829,313
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.
                         AIM V.I. GLOBAL UTILITIES FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Global Utilities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the

                         AIM V.I. GLOBAL UTILITIES FUND
     fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%, which may be terminated or modified at any time. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $509.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $93,944 of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $6,152 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $44 after plan fees reimbursed by AIM Distributors of $12.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $212 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $212.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to

                         AIM V.I. GLOBAL UTILITIES FUND
the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                     ---------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                          --     $     --
----------------------------------------------------------
Written                                 1,696      107,507
----------------------------------------------------------
Closed                                    (76)      (5,560)
----------------------------------------------------------
Exercised                                (240)     (27,314)
----------------------------------------------------------
Expired                                (1,380)     (74,633)
==========================================================
End of year                                --     $     --
__________________________________________________________
==========================================================

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                          2002         2001
--------------------------------------------------------------
Distributions paid from:
Ordinary income                         $739,601    $2,521,868
--------------------------------------------------------------
Long-term capital gain                        --     1,472,862
==============================================================
                                        $739,601    $3,994,730
______________________________________________________________
==============================================================

Tax Components of Beneficial Interest:

  As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                    $    765,386
-------------------------------------------------------------
Unrealized appreciation
  (depreciation) -- investments                    (4,212,896)
-------------------------------------------------------------
Temporary book/tax differences                        (41,273)
-------------------------------------------------------------
Capital loss carryforward                         (11,289,222)
-------------------------------------------------------------
Post-October capital loss deferral                    (46,331)
-------------------------------------------------------------
Shares of beneficial interest                      35,858,835
=============================================================
                                                 $ 21,034,499
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and other differences. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $782.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                   CAPITAL LOSS
EXPIRATION         CARRYFORWARD
-------------------------------
December 31, 2009  $ 3,082,903
-------------------------------
December 31, 2010    8,206,319
===============================
                   $11,289,222
_______________________________
===============================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $13,772,910 and $17,720,574, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                           $ 1,507,699
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (5,721,377)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                           $(4,213,678)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $25,593,660.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of bond premium amortization and foreign currency transactions on December 31, 2002, undistributed net investment income was increased by $2,144, undistributed net realized gains decreased by $1,935 and shares of beneficial interest decreased by $209. This reclassification had no effect on the net assets of the Fund.

                         AIM V.I. GLOBAL UTILITIES FUND

NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                       2002                        2001
                                                              -----------------------    ------------------------
                                                               SHARES       AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     192,882    $ 2,309,033     732,845    $ 13,569,191
-----------------------------------------------------------------------------------------------------------------
  Series II*                                                    11,365        108,344          --              --
=================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                      77,066        735,979     304,477       3,994,730
-----------------------------------------------------------------------------------------------------------------
  Series II*                                                       380          3,622          --              --
=================================================================================================================
Reacquired:
  Series I                                                    (838,194)    (9,313,301)   (660,993)    (11,549,551)
-----------------------------------------------------------------------------------------------------------------
  Series II*                                                      (293)        (2,703)         --              --
=================================================================================================================
                                                              (556,794)   $(6,159,026)    376,329    $  6,014,370
_________________________________________________________________________________________________________________
=================================================================================================================

* Series II shares commenced sales on March 26, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                          SERIES I
                                                                ------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------
                                                                 2002          2001          2000       1999          1998
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 13.55       $ 21.16       $ 22.80    $ 17.36       $ 15.26
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.31(a)       0.29(a)(b)    0.29(a)    0.32(a)       0.35
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (3.78)        (6.25)        (0.80)      5.49          2.15
============================================================================================================================
    Total from investment operations                              (3.47)        (5.96)        (0.51)      5.81          2.50
============================================================================================================================
Less distributions:
  Dividends from net investment income                            (0.35)        (0.22)        (0.23)     (0.37)        (0.28)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --         (1.43)        (0.90)        --         (0.12)
============================================================================================================================
    Total distributions                                           (0.35)        (1.65)        (1.13)     (0.37)        (0.40)
============================================================================================================================
Net asset value, end of period                                  $  9.73       $ 13.55       $ 21.16    $ 22.80       $ 17.36
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                  (25.53)%      (27.93)%       (2.28)%    33.56%        16.49%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $20,923       $36,829       $49,536    $39,772       $28,134
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                            1.22%(d)      1.07%         1.10%      1.14%         1.11%
============================================================================================================================
Ratio of net investment income to average net assets               2.75%(d)      1.59%(b)      1.23%      1.72%         2.46%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                              54%           32%           50%        45%           32%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.30 and the ratio of net investment income to average net assets would have been 1.63%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $27,745,269.

                         AIM V.I. GLOBAL UTILITIES FUND


                                                                  SERIES II
                                                                --------------
                                                                MARCH 26, 2002
                                                                (DATE SALES
                                                                COMMENCED) TO
                                                                DECEMBER 31,
                                                                   2002
------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 13.54
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.19(a)
------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (3.66)
==============================================================================
    Total from investment operations                                 (3.47)
==============================================================================
Less distributions from net investment income                        (0.35)
==============================================================================
Net asset value, end of period                                     $  9.72
______________________________________________________________________________
==============================================================================
Total return(b)                                                     (25.55)%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   111
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                         1.45%(c)
------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                      1.51%(c)
==============================================================================
Ratio of net investment income to average net assets                  2.52%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate                                                 54%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total return for the period shown.
(c)  Ratios are annualized and based on average daily net assets of $29,138.

                         AIM V.I. GLOBAL UTILITIES FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Global Utilities Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Global Utilities Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                         AIM V.I. GLOBAL UTILITIES FUND

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.             None
   Trustee                                            (registered investment company);
                                                      Director, Magellan Insurance Company;
                                                      Member of Advisor Board of Rotary Power
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                         AIM V.I. GLOBAL UTILITIES FUND

As of January 1, 2003


The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1993               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1993               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1993               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1993               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1818 Market Street
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2400
                          Houston, TX 77046         Houston, TX 77046         Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
3000 K N.W., Suite 500    & Frankel LLP             Inc.                      Trust Company
Washington, D.C. 20007    919 Third Avenue          P.O. Box 4739             225 Franklin Street
                          New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2002, 95.86% is eligible for the dividends received deduction for corporations.

                         AIM V.I. GLOBAL UTILITIES FUND

                       AIM V.I. GOVERNMENT SECURITIES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BOND RALLY CONTINUES, FUND ASSETS GROW
Uneven economic recovery, geopolitical uncertainty, and stock market volatility prompted many investors to seek refuge in bonds, especially higher-rated debt securities issued, guaranteed or otherwise backed by the U.S. government, including Treasury, agency, and mortgage-backed securities. Investor demand for high-quality fixed-income investments was demonstrated by strong inflows into the fund, as shown in the chart nearby.
    For the year ended December 31, 2002, AIM V.I. Government Securities Fund Series I shares and Series II shares returned 9.59% and 9.25%, respectively.* In comparison, the Lehman Aggregate Bond Index returned 10.25% and the Lehman Intermediate U.S. Government Mortgage Index returned 9.11%. The Lipper Intermediate U.S. Government Bond Fund Index, which measures the performance of funds with similar investment strategies, returned 10.00%.

RELEVANT MARKET CONDITIONS
Throughout 2002, the economy was helped by generally strong consumer confidence and retail sales; in fact, autos and homes sold in near-record numbers. Mixed economic signals prompted the Federal Reserve Board to hold short-term interest rates steady, at 1.75%, until early November, when it cut rates to 1.25%.
    For a third consecutive year, stocks suffered in 2002. The S&P 500 sustained its most significant loss in more than a quarter of a century (-22.09%), and every sector of the index declined. Although the bond market was volatile, bonds--with the notable exception of high-yield corporates--delivered positive total returns.
    As 2002 began, most economists were expecting a slow, steady recovery for the U.S. economy. In anticipation of such a recovery, many bond investors began shifting assets from relatively safe Treasuries to riskier fare. But mixed economic signals, a series of corporate scandals, and rising international tensions increased demand for safer, higher-quality investments. Treasuries, agencies and mortgage-backed bonds benefited from this "flight to quality."
    As investors flocked to U.S. Treasuries, their yields --which move in the opposite direction of their price-- fell sharply. The yield on the 10-year Treasury note declined from 5.04% at the start of 2002 to 3.83% at its end. In October, it fell as low as 3.58%, a 44-year low. Overall, total return for Treasuries and agencies outpaced that of mortgage-backed bonds for the year, due in large part to the fact that so many homeowners refinanced their mortgages during 2002.
    Economic signals were mixed at year's end, but there was increasing evidence that the worst was over for the economy. In addition to low short-term interest rates, positive economic signals included low inflation, continued strong consumer spending, and positive economic growth. Nevertheless, a weak job market (unemployment was at 6.0% in December) and continued depressed capital spending by businesses contributed to economic uncertainty. The possibility of war with Iraq, North Korea's resumption of its nuclear program, and uncertainty about the pace of economic recovery remained concerns as 2002 ended.
    The economy is improving, but not so sharply that interest rates are likely to rise

================================================================================
FUND ASSETS AND PORTFOLIO COMPOSITION
as of 12/31/02, based on total net assets

FUND ASSETS CONTINUE TO GROW
Total net assets, in millions

12/31/01               $151.6
6/30/02                $206.6
12/31/02               $443.2

U.S. AGENCY OBLIGATIONS             35%
U.S. TREASURY OBLIGATIONS           22%
CASH EQUIVALENTS                     2%
MORTGAGE OBLIGATIONS                41%

Weighted Average Maturity         5.13 years
Average Duration                  3.55 years
Number of Holdings                199

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================

                      AIM V.I. GOVERNMENT SECURITIES FUND

================================================================================
RESULTS OF A $10,000 INVESTMENT
5/5/93-12/31/02
Index data from 4/30/93-12/31/02

                                  [LINE CHART]

Source: Lipper, Inc.


                                                                                         LIPPER
INDEX PERFORMANCE     VI GOVERNMENT            LEHMAN INTERMEDIATE    LEHMAN AGGREGATE   INTERMEDIATE US
IS FROM 04/30/1993    SECURITIES - SERIES I    US GOVT BOND           BOND               GOV'T FUND IX

      5/5/1993               10000                   10000                 10000               10000
     5/31/1993                9990                    9973                 10013                9991
     6/30/1993               10150                   10118                 10194               10153
     7/31/1993               10180                   10138                 10252               10192
     8/31/1993               10330                   10289                 10432               10350
     9/30/1993               10363                   10331                 10460               10393
    10/31/1993               10393                   10356                 10499               10414
    11/30/1993               10312                   10304                 10409               10341
    12/31/1993               10355                   10346                 10466               10382
     1/31/1994               10479                   10449                 10607               10497
     2/28/1994               10274                   10306                 10422               10316
     3/31/1994               10064                   10155                 10165               10112
     4/30/1994                9940                   10089                 10084               10014
     5/31/1994                9950                   10096                 10083                9997
     6/30/1994                9923                   10098                 10060                9978
     7/31/1994               10070                   10231                 10261               10115
     8/31/1994               10080                   10260                 10273               10132
     9/30/1994                9969                   10175                 10122               10016
    10/31/1994                9948                   10177                 10113               10005
    11/30/1994                9916                   10131                 10091                9957
    12/31/1994                9970                   10165                 10160                9996
     1/31/1995               10120                   10330                 10361               10166
     2/28/1995               10325                   10530                 10608               10372
     3/31/1995               10367                   10588                 10673               10438
     4/30/1995               10487                   10710                 10822               10558
     5/31/1995               10858                   11013                 11241               10897
     6/30/1995               10935                   11083                 11323               10960
     7/31/1995               10869                   11089                 11298               10936
     8/31/1995               10990                   11181                 11435               11047
     9/30/1995               11077                   11255                 11546               11137
    10/31/1995               11219                   11379                 11696               11269
    11/30/1995               11383                   11518                 11871               11420
    12/31/1995               11520                   11632                 12037               11551
     1/31/1996               11599                   11730                 12117               11628
     2/29/1996               11373                   11606                 11906               11444
     3/31/1996               11293                   11552                 11823               11365
     4/30/1996               11226                   11519                 11756               11300
     5/31/1996               11181                   11513                 11733               11275
     6/30/1996               11317                   11630                 11890               11402
     7/31/1996               11351                   11666                 11922               11427
     8/31/1996               11328                   11679                 11902               11414
     9/30/1996               11498                   11830                 12109               11592
    10/31/1996               11713                   12024                 12378               11819
    11/30/1996               11883                   12169                 12590               12002
    12/31/1996               11784                   12104                 12472               11899
     1/31/1997               11820                   12150                 12511               11932
     2/28/1997               11832                   12169                 12542               11951
     3/31/1997               11736                   12100                 12403               11838
     4/30/1997               11891                   12236                 12589               11998
     5/31/1997               11974                   12332                 12709               12095
     6/30/1997               12094                   12438                 12860               12224
     7/31/1997               12368                   12667                 13207               12523
     8/31/1997               12273                   12619                 13095               12420
     9/30/1997               12428                   12756                 13288               12591
    10/31/1997               12571                   12905                 13480               12757
    11/30/1997               12607                   12934                 13542               12794
    12/31/1997               12744                   13039                 13679               12913
      01/31/98               12887                   13208                 13854               13081
      02/28/98               12876                   13194                 13843               13058
      03/31/98               12923                   13234                 13890               13098
      04/30/98               12983                   13298                 13962               13155
      05/31/98               13102                   13390                 14095               13269
      06/30/98               13210                   13479                 14215               13378
      07/31/98               13245                   13531                 14245               13403
      08/31/98               13460                   13786                 14477               13651
      09/30/98               13734                   14108                 14816               13976
      10/31/98               13663                   14132                 14737               13896
      11/30/98               13698                   14088                 14821               13917
      12/31/98               13729                   14143                 14865               13969
      01/31/99               13815                   14206                 14971               14037
      02/28/99               13544                   14012                 14709               13775
      03/31/99               13617                   14104                 14790               13863
      04/30/99               13654                   14142                 14837               13900
      05/31/99               13507                   14056                 14707               13771
      06/30/99               13446                   14076                 14660               13726
      07/31/99               13410                   14077                 14597               13678
      08/31/99               13410                   14097                 14589               13664
      09/30/99               13545                   14218                 14759               13811
      10/31/99               13594                   14247                 14813               13842
      11/30/99               13594                   14257                 14812               13843
      12/31/99               13548                   14212                 14741               13775
      01/31/00               13496                   14164                 14692               13733
      02/29/00               13649                   14282                 14870               13884
      03/31/00               13789                   14444                 15066               14060
      04/30/00               13777                   14439                 15022               14009
      05/31/00               13789                   14478                 15015               13994
      06/30/00               14018                   14708                 15327               14263
      07/31/00               14095                   14805                 15467               14373
      08/31/00               14262                   14971                 15691               14577
      09/30/00               14376                   15101                 15790               14676
      10/31/00               14465                   15205                 15894               14780
      11/30/00               14682                   15429                 16155               15022
      12/31/00               14920                   15700                 16455               15314
      01/31/01               15067                   15909                 16725               15522
      02/28/01               15188                   16055                 16870               15677
      03/31/01               15215                   16171                 16955               15749
      04/30/01               15148                   16119                 16884               15658
      05/31/01               15201                   16185                 16985               15739
      06/30/01               15241                   16237                 17049               15788
      07/31/01               15535                   16541                 17431               16136
      08/31/01               15656                   16688                 17632               16305
      09/30/01               15936                   17043                 17838               16545
      10/31/01               16257                   17309                 18211               16889
      11/30/01               16042                   17103                 17960               16610
      12/31/01               15875                   17021                 17845               16476
      01/31/02               15985                   17094                 17989               16588
      02/28/02               16137                   17236                 18164               16759
      03/31/02               15916                   16976                 17862               16455
      04/30/02               16205                   17293                 18209               16774
      05/31/02               16302                   17414                 18363               16924
      06/30/02               16426                   17632                 18521               17101
      07/31/02               16674                   17964                 18745               17370
      08/31/02               16923                   18168                 19062               17644
      09/30/02               17266                   18481                 19371               17958
      10/31/02               17170                   18468                 19282               17878
      11/30/02               17060                   18322                 19276               17763
      12/31/02               17402                   18661                 19675               18122

Past performance cannot guarantee comparable future results.

This chart uses a logarithmic scale, which means the price scale (vertical axis)
is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.
==================================================================================================================================

                                  FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/02

SERIES I SHARES
INCEPTION (5/5/93)       5.90%
  5 YEARS                6.43
  1 YEAR                 9.59

SERIES II SHARES*
INCEPTION                5.63%
  5 YEARS                6.15
  1 YEAR                 9.25

*Performance shown for periods prior to the inception date of the Series II class of shares (inception date 9/19/01) reflects the historical results of the Series I class (inception date 5/5/93), adjusted to reflect the impact that the Series II class Rule 12b-1 plan would have had if the Series II class had then existed. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.
    AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    AIM V.I. Government Securities Fund seeks a high level of current income consistent with reasonable concern for safety of principle.
    Since the last reporting period, the fund has elected to use the Lehman Aggregate Bond Index as its broad-market index, since it is such a widely known measure of U.S. investment-grade bond market performance. The fund will no longer use the Lehman Intermediate U.S. Government Bond Index, the index published in previous reports to shareholders, as its broad market index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund also has a style-specific index, the Lehman Intermediate U.S. Government and Mortgage Index. The fund believes this index more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper Intermediate U.S. Government Fund Index, is included for comparison to a peer group.
    The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.
    The unmanaged Lehman Intermediate U.S. Government and Mortgage Index is a market weighted combination of the Lehman Intermediate U.S. Government Index and the Lehman Mortgage Index. The index contains securities with maturities ranging from one to 10 years.
    The Lipper Intermediate U.S. Government Bond Fund Index represents an average of the 30 largest intermediate-term U.S. government bond funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.
    Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they guarantee the timely repayment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.


soon; stable interest rates would be positive for bonds. Stock market volatility and geopolitical uncertainty seem likely to continue, and both make government bonds attractive to investors. Should the economy rebound more strongly than expected, and should the Fed embark on a series of interest rate increases--neither of which seemed likely at the end of the year--bond prices could be pressured.

FUND STRATEGIES AND TECHNIQUES
Mortgage securities performed especially well in early 2002 when mortgage rates were rising, but not quite as well later in the year when mortgage rates generally declined. For the year as a whole, they benefited fund performance despite the avalanche of mortgage refinancing that occurred during the year. Because mortgage-backed issues and agencies offered better yields than Treasuries with very little added credit risk, mortgage securities remained the largest asset class within the fund at the end of 2002.
    At the close of the year, Treasuries, agencies, and mortgages accounted for 22%, 35% and 41%, respectively, of total net assets. Given that there was no clear indicator on the direction of future interest rate changes, we increased our allocation to short-duration mortgages and reduced our exposure to longer-duration Treasury bonds. We were willing to give up some upside potential (from a longer duration in a falling interest rate environment) in exchange for increased safety of principal in the event interest rates should rise.

IN CLOSING
We were pleased to have been able to provide such a positive return for shareholders in 2002. We will continue to work diligently to attempt to meet the fund's objectives of providing current income and protecting principal.


                           PORTFOLIO MANAGEMENT TEAM
                                 AS OF 12/31/02

                           SCOT JOHNSON, LEAD MANAGER

                                  CLINT DUDLEY

SCHEDULE OF INVESTMENTS
December 31, 2002


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES-76.43%

FEDERAL FARM CREDIT BANK-6.47%

Bonds,
  3.88%, 12/15/04                              $   842,000    $    876,615
--------------------------------------------------------------------------
  4.38%, 04/15/05                                1,625,000       1,714,245
--------------------------------------------------------------------------
  6.00%, 06/11/08 to 03/07/11                    4,600,000       5,210,852
--------------------------------------------------------------------------
  5.75%, 01/18/11                                2,000,000       2,212,960
--------------------------------------------------------------------------
Medium Term Notes,
  5.75%, 12/07/28                                2,500,000       2,615,300
--------------------------------------------------------------------------
Unsec. Bonds,
  7.25%, 06/12/07                               13,625,000      16,050,114
==========================================================================
                                                                28,680,086
==========================================================================

FEDERAL HOME LOAN BANK-6.48%

Medium Term Notes,
  8.17%, 12/16/04                                  400,000         449,352
--------------------------------------------------------------------------
Unsec. Bonds,
  6.50%, 11/15/05                                  275,000         307,698
--------------------------------------------------------------------------
  7.25%, 02/15/07                                  895,000       1,049,405
--------------------------------------------------------------------------
  4.88%, 05/15/07                                4,000,000       4,315,600
--------------------------------------------------------------------------
  5.48%, 01/28/09                                1,500,000       1,660,635
--------------------------------------------------------------------------
  5.75%, 05/15/12                               18,790,000      20,926,047
==========================================================================
                                                                28,708,737
==========================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-21.57%

Pass Through Ctfs.,
  6.00%, 11/01/08 to 09/01/13                      571,855         602,964
--------------------------------------------------------------------------
  6.50%, 12/01/08 to 08/01/32                   17,663,101      18,460,837
--------------------------------------------------------------------------
  7.00%, 11/01/10 to 06/01/32                   24,840,467      26,209,730
--------------------------------------------------------------------------
  10.50%, 08/01/19                                  47,965          54,851
--------------------------------------------------------------------------
  8.50%, 09/01/20 to 10/01/29                    3,675,727       3,982,660
--------------------------------------------------------------------------
  10.00%, 03/01/21                                 935,262       1,070,373
--------------------------------------------------------------------------
  8.00%, 10/01/23                                  896,370         974,099
--------------------------------------------------------------------------
  7.50%, 09/01/30                                  430,423         458,018
--------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.00%, 01/01/33(a)                             6,000,000       6,218,932
--------------------------------------------------------------------------
Unsec. Medium Term Notes,
  4.50%, 02/27/06                                6,845,000       6,874,981
--------------------------------------------------------------------------
  6.00%, 05/25/12 to 06/27/17                   10,059,000      10,560,532
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-(CONTINUED)

Unsec. Notes,
  5.25%, 01/15/06                              $ 2,380,000    $  2,584,704
--------------------------------------------------------------------------
  5.13%, 10/15/08 to 07/15/12                    6,600,000       7,133,746
--------------------------------------------------------------------------
  5.00%, 07/30/09                                8,800,000       9,081,336
--------------------------------------------------------------------------
  5.63%, 03/15/11                                1,200,000       1,328,268
==========================================================================
                                                                95,596,031
==========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-34.44%

Pass Through Ctfs.,
  7.00%, 03/01/04 to 05/01/32                    9,594,878      10,165,264
--------------------------------------------------------------------------
  7.50%, 11/01/09 to 05/01/32                    5,603,218       5,954,422
--------------------------------------------------------------------------
  6.50%, 10/01/10 to 08/01/32                   28,618,120      29,940,401
--------------------------------------------------------------------------
  10.00%, 03/01/16                                 291,912         326,967
--------------------------------------------------------------------------
  6.00%, 07/01/17                                2,672,996       2,797,935
--------------------------------------------------------------------------
  8.50%, 11/01/17 to 12/01/26                    4,747,598       5,172,041
--------------------------------------------------------------------------
  8.00%, 09/01/22 to 06/01/32                   38,504,621      41,417,289
--------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.00%, 01/01/33(a)                            11,550,000      11,971,971
--------------------------------------------------------------------------
Series B, Unsec. Medium Term Notes,
  6.88%, 09/10/12 to 09/24/12                    3,500,000       3,950,950
--------------------------------------------------------------------------
  6.47%, 09/25/12                                1,625,000       1,900,681
--------------------------------------------------------------------------
STRIPS,
  7.37%, 10/09/19(b)                             1,800,000         686,682
--------------------------------------------------------------------------
Unsec. Notes,
  3.25%, 08/26/05 to 11/15/07                   14,000,000      14,062,420
--------------------------------------------------------------------------
  5.25%, 04/15/07                                2,175,000       2,381,647
--------------------------------------------------------------------------
  4.25%, 07/15/07                                5,400,000       5,694,354
--------------------------------------------------------------------------
  6.63%, 11/15/10                                4,800,000       5,636,928
--------------------------------------------------------------------------
  6.13%, 03/15/12                                9,000,000      10,277,460
--------------------------------------------------------------------------
Unsec. Medium Term Notes,
  7.38%, 03/28/05                                  300,000         336,333
==========================================================================
                                                               152,673,745
==========================================================================

FINANCIAL ASSISTANCE CORP.-0.02%

Series A03, Gtd. Bonds,
  9.38%, 07/21/03                                   75,000          78,294
==========================================================================

                      AIM V.I. GOVERNMENT SECURITIES FUND


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-4.27%

Pass Through Ctfs.,
  9.50%, 08/15/03 to 09/15/16                  $    13,450    $     15,078
--------------------------------------------------------------------------
  7.50%, 03/15/08 to 08/15/28                    1,966,809       2,100,089
--------------------------------------------------------------------------
  9.00%, 09/15/08 to 10/15/16                       47,243          51,975
--------------------------------------------------------------------------
  11.00%, 10/15/15                                  11,211          13,110
--------------------------------------------------------------------------
  10.50%, 09/15/17 to 11/15/19                       8,113           9,459
--------------------------------------------------------------------------
  10.00%, 06/15/19                                 284,407         327,162
--------------------------------------------------------------------------
  6.50%, 12/15/23 to 06/15/32                    6,061,082       6,369,277
--------------------------------------------------------------------------
  8.00%, 07/15/24 to 07/15/26                    1,449,862       1,583,793
--------------------------------------------------------------------------
  7.00%, 04/15/28 to 05/15/32                    5,034,545       5,341,215
--------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.00%, 01/01/33(a)                             3,000,000       3,129,844
==========================================================================
                                                                18,941,002
==========================================================================

PRIVATE EXPORT FUNDING COMPANY-1.61%

Series G, Sec. Gtd. Notes,
  6.67%, 09/15/09                                2,701,000       3,171,703
--------------------------------------------------------------------------
Series J, Sec. Gtd. Notes,
  7.65%, 05/15/06                                1,500,000       1,747,725
--------------------------------------------------------------------------
Series UU, Sec. Gtd. Notes,
  7.95%, 11/01/06                                2,000,000       2,207,140
==========================================================================
                                                                 7,126,568
==========================================================================

TENNESSEE VALLEY AUTHORITY-1.57%

Bonds,
  4.88%, 12/15/16                                1,600,000       1,724,576
--------------------------------------------------------------------------
Series A, Bonds,
  5.63%, 01/18/11                                4,800,000       5,236,272
==========================================================================
                                                                 6,960,848
==========================================================================
    Total U.S. Government Agency Securities
      (Cost $330,247,703)                                      338,765,311
==========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------


U.S. TREASURY SECURITIES-21.86%

U.S. TREASURY NOTES-17.11%

  6.75%, 05/15/05                              $ 3,500,000    $  3,903,165
--------------------------------------------------------------------------
  4.63%, 05/15/06                                6,375,000       6,877,605
--------------------------------------------------------------------------
  4.38%, 05/15/07                               19,000,000      20,408,280
--------------------------------------------------------------------------
  3.25%, 08/15/07                               10,000,000      10,252,200
--------------------------------------------------------------------------
  4.88%, 02/15/12                               22,041,000      23,956,142
--------------------------------------------------------------------------
  4.38%, 08/15/12                               10,000,000      10,463,800
==========================================================================
                                                                75,861,192
==========================================================================
U.S. TREASURY BONDS-4.50%

  9.25%, 02/15/16                                  550,000         816,932
--------------------------------------------------------------------------
  7.50%, 11/15/24                                2,515,000       3,394,998
--------------------------------------------------------------------------
  7.63%, 02/15/25                                  550,000         752,125
--------------------------------------------------------------------------
  6.88%, 08/15/25                                  500,000         632,885
--------------------------------------------------------------------------
  6.25%, 05/15/30                                6,520,000       7,806,070
--------------------------------------------------------------------------
  5.38%, 02/15/31                                6,000,000       6,544,680
==========================================================================
                                                                19,947,690
==========================================================================

U.S. TREASURY STRIPS-0.25%

  5.38%, 05/15/06(b)                               750,000         694,958
--------------------------------------------------------------------------
  6.79%, 11/15/18(b)                               905,000         404,245
==========================================================================
                                                                 1,099,203
==========================================================================
    Total U.S. Treasury Securities (Cost
      $93,962,837)                                              96,908,085
==========================================================================

                                                 SHARES

MONEY MARKET FUNDS-5.50%

STIT Government & Agency Portfolio (Cost
  $24,390,740)(c)                               24,390,740      24,390,740
==========================================================================
TOTAL INVESTMENTS-103.79% (Cost $448,601,280)                  460,064,136
==========================================================================
OTHER ASSETS LESS LIABILITIES-(3.79%)                          (16,816,729)
==========================================================================
NET ASSETS-100.00%                                            $443,247,407
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Securities
TBA     - To Be Announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section C.
(b) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS:

Investments, at market value (cost
  $448,601,280)                                  $460,064,136
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    798,593
-------------------------------------------------------------
  Dividends and interest                            3,857,894
-------------------------------------------------------------
  Principal paydowns                                  183,809
-------------------------------------------------------------
Investment for deferred compensation plan              33,823
-------------------------------------------------------------
Other assets                                          131,115
=============================================================
     Total assets                                 465,069,370
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                            21,146,994
-------------------------------------------------------------
  Fund shares reacquired                              349,499
-------------------------------------------------------------
  Interest expense                                      2,054
-------------------------------------------------------------
  Deferred compensation plan                           33,823
-------------------------------------------------------------
Accrued administrative services fees                  221,776
-------------------------------------------------------------
Accrued distribution fees -- Series II                  7,352
-------------------------------------------------------------
Accrued transfer agent fees                             3,351
-------------------------------------------------------------
Accrued operating expenses                             57,114
=============================================================
     Total liabilities                             21,821,963
=============================================================
Net assets applicable to shares outstanding      $443,247,407
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $428,321,631
_____________________________________________________________
=============================================================
Series II                                        $ 14,925,776
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           34,549,714
_____________________________________________________________
=============================================================
Series II                                           1,208,131
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      12.40
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      12.35
_____________________________________________________________
=============================================================


STATEMENT OF OPERATIONS
For the year ended December 31, 2002

INVESTMENT INCOME:

Interest                                         $11,815,129
------------------------------------------------------------
Dividends from affiliated money market funds         740,027
============================================================
    Total investment income                       12,555,156
============================================================

EXPENSES:

Advisory fees                                      1,298,875
------------------------------------------------------------
Administrative services fees                         614,299
------------------------------------------------------------
Custodian fees                                        62,983
------------------------------------------------------------
Distribution fees -- Series II                        14,634
------------------------------------------------------------
Interest                                              35,970
------------------------------------------------------------
Transfer agent fees                                   27,352
------------------------------------------------------------
Trustees' fees                                        10,011
------------------------------------------------------------
Other                                                 62,410
============================================================
    Total expenses                                 2,126,534
============================================================
Less: Fees waived                                     (7,105)
------------------------------------------------------------
    Expenses paid indirectly                            (855)
============================================================
    Net expenses                                   2,118,574
============================================================
Net investment income                             10,436,582
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities       3,331,182
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                           10,126,375
============================================================
Net gain from investment securities               13,457,557
============================================================
Net increase in net assets resulting from
  operations                                     $23,894,139
____________________________________________________________
============================================================

See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 10,436,582    $  7,444,832
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   3,331,182       1,717,730
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       10,126,375        (200,646)
==========================================================================================
    Net increase in net assets resulting from operations        23,894,139       8,961,916
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (7,651,576)     (4,304,055)
------------------------------------------------------------------------------------------
  Series II                                                       (254,364)        (21,360)
------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                     261,979,270      61,991,992
------------------------------------------------------------------------------------------
  Series II                                                     13,674,045         975,326
==========================================================================================
    Net increase in net assets                                 291,641,514      67,603,819
==========================================================================================

NET ASSETS:

  Beginning of year                                            151,605,893      84,002,074
==========================================================================================
  End of year                                                 $443,247,407    $151,605,893
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $419,289,931    $143,636,616
------------------------------------------------------------------------------------------
  Undistributed net investment income                           11,461,567       7,860,269
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   1,033,053      (1,227,473)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              11,462,856       1,336,481
==========================================================================================
                                                              $443,247,407    $151,605,893
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Government Securities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs. The difference between the selling price and the future repurchase price is recorded as an adjustment to interest income.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will segregate assets to cover its obligations under dollar roll transactions.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% on the first $250 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $250 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the

                      AIM V.I. GOVERNMENT SECURITIES FUND
affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $7,105.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $614,299, of which AIM retained $62,172 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $16,195 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $14,634.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $3,057 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $855 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $855.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements.

  The maximum amount outstanding during the year ended December 31, 2002 was $19,950,000 and averaged $3,230,414 per day with a weighted average interest rate of 1.11%.

  The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                          2002          2001
---------------------------------------------------------------
Distributions paid from ordinary
  income                               $7,905,940    $4,325,415
_______________________________________________________________
===============================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                    $ 13,007,563
-------------------------------------------------------------
Undistributed long-term gain                          193,623
-------------------------------------------------------------
Unrealized appreciation -- investments             11,316,245
-------------------------------------------------------------
Temporary book/tax differences                        (47,970)
-------------------------------------------------------------
Post-October capital loss deferral                   (511,985)
-------------------------------------------------------------
Shares of beneficial interest                     419,289,931
=============================================================
                                                 $443,247,407
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $662,834,604 and $385,836,424, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $11,542,085
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (225,840)
============================================================
Net unrealized appreciation of investment
  securities                                     $11,316,245
____________________________________________________________
============================================================
Cost of investments for tax purposes is $448,747,891.

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of paydowns of securities on December 31, 2002, undistributed net investment income was increased by $1,070,656 and undistributed net realized gains decreased by $1,070,656. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                         2002                           2001
                                                              ---------------------------    --------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    30,620,219    $ 373,370,909    11,782,921    $135,803,545
-----------------------------------------------------------------------------------------------------------------------
  Series II*                                                   1,327,628       16,134,310        83,825         996,647
=======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       624,618        7,651,576       374,266       4,304,055
-----------------------------------------------------------------------------------------------------------------------
  Series II*                                                      20,832          254,364         1,859          21,360
=======================================================================================================================
Reacquired:
  Series I                                                    (9,762,219)    (119,043,215)   (6,614,320)    (78,115,608)
-----------------------------------------------------------------------------------------------------------------------
  Series II*                                                    (222,409)      (2,714,629)       (3,604)        (42,681)
=======================================================================================================================
                                                              22,608,669    $ 275,653,315     5,624,947    $ 62,967,318
_______________________________________________________________________________________________________________________
=======================================================================================================================

* Series II shares commenced sales on September 19, 2001.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                           SERIES I
                                                             --------------------------------------------------------------------

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                               2002           2001             2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  11.53       $  11.16          $ 10.63       $ 11.18       $ 10.67
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.49(a)        0.59(a)(b)       0.66(a)       0.63(a)       0.63(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.61           0.12             0.41         (0.78)         0.20
=================================================================================================================================
    Total from investment operations                             1.10           0.71             1.07         (0.15)         0.83
=================================================================================================================================
Less dividends from net investment income                       (0.23)         (0.34)           (0.54)        (0.40)        (0.32)
=================================================================================================================================
Net asset value, end of period                               $  12.40       $  11.53          $ 11.16       $ 10.63       $ 11.18
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  9.59%          6.41%           10.12%        (1.32)%        7.73%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $428,322       $150,660          $84,002       $70,761       $58,185
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                       0.81%(d)       1.08%            0.97%         0.90%         0.76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense)                                                       0.80%(d)       0.80%            0.85%         0.80%         0.76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net assets             4.01%(d)       5.09%(b)         6.03%         5.75%         5.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of interest expense to average net assets                  0.01%(d)       0.28%            0.12%         0.10%           --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           170%           199%              87%           41%           78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses as adjustments to interest income. Had the Fund not recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.62 and the ratio of investment income to average net assets would have been 5.40%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $255,007,238.

                      AIM V.I. GOVERNMENT SECURITIES FUND


                                                                            SERIES II
                                                              -------------------------------------
                                                                                 SEPTEMBER 19, 2001
                                                                                    (DATE SALES
                                                              YEAR ENDED           COMMENCED) TO
                                                              DECEMBER 31,          DECEMBER 31,
                                                                2002                    2001
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 11.52                $11.84
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.46(a)               0.16(a)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.60                 (0.14)
===================================================================================================
    Total from investment operations                               1.06                  0.02
===================================================================================================
Less dividends from net investment income                         (0.23)                (0.34)
===================================================================================================
Net asset value, end of period                                  $ 12.35                $11.52
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                    9.25%                 0.22%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $14,926                $  946
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                         1.06%(c)              1.41%(d)
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense)                                                         1.05%(c)              1.13%(d)
___________________________________________________________________________________________________
===================================================================================================
Ratio of net investment income to average net assets               3.76%(c)              4.76%(d)
___________________________________________________________________________________________________
===================================================================================================
Ratio of interest expense to average net assets                    0.01%(c)              0.28%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate                                             170%                  199%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for the periods shown.
(c)  Ratios are based on average daily net assets of $5,853,778.
(d)  Annualized.

                      AIM V.I. GOVERNMENT SECURITIES FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Government Securities Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Government Securities Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                      AIM V.I. GOVERNMENT SECURITIES FUND

Trustees and Officers

As of January 1, 2003

The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.             None
   Trustee                                            (registered investment company);
                                                      Director, Magellan Insurance Company;
                                                      Member of Advisor Board of Rotary Power
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                      AIM V.I. GOVERNMENT SECURITIES FUND

As of January 1, 2003


The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1993               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1993               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1993               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1993               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1818 Market Street
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2400
                          Houston, TX 77046         Houston, TX 77046         Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
3000 K N.W., Suite 500    & Frankel LLP             Inc.                      Trust Company
Washington, D.C. 20007    919 Third Avenue          P.O. Box 4739             225 Franklin Street
                          New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2002, 0% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 16.04% was derived from U.S. Treasury
Obligations.
                      AIM V.I. GOVERNMENT SECURITIES FUND

                              AIM V.I. Growth Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT FISCAL YEAR

For the year ended December 31, 2002, the fund's Series I shares returned -30.97%, and Series II shares of AIM V.I. Growth Fund returned -31.11%,* lagging the Russell 1000 Growth Index return of -27.88% for the same period. Despite being down for the year, the fund performed strongly in the fourth quarter rally, with Series I shares returning 7.01% and Series II shares returning 7.03%.
    During this difficult market, we appreciate your patience as we work diligently to meet the goals of the fund. To meet growth expectations, we must take a measured amount of risk. As discussed further in this report, we used diversification and investments in core companies to decrease the risk profile of the fund.

RELEVANT MARKET CONDITIONS
In the first quarter of 2002, U.S. gross domestic product, the broadest measure of economic activity, grew at an annualized rate of 5.0%. It was bolstered by strong consumer confidence, robust retail sales, and near-record auto and home sales. Short-term interest rates held steady at levels unseen since the early 1960s. Despite this growing economy, investors kept their money out of the markets. Several major market indexes, including the Dow and the S&P 500, dipped to their lowest levels since 1997. Investors were concerned about the accounting practices of several high-profile companies, weak company earnings, the threat of additional terrorist attacks and the possibility of war with Iraq.
    In October and November the markets rebounded as several major companies reported better-than-expected earnings, and the Federal Reserve Board cut the key federal funds rate to 1.25%, its lowest level since 1961. Investors pulled back in December, however, largely due to reports of rising unemployment and mounting tensions with North Korea over its nuclear program.

FUND STRATEGIES AND TECHNIQUES
Early in 2002, we determined to make the fund less aggressive and to temper volatility. We began increasing our core growth holdings in companies that used the current downturn to strengthen their positions within their industries. We worked to increase our sector exposure for broader diversification by maintaining at least minimal exposure to virtually every economic sector.
    The bear market drove many previously large-cap stocks into mid-cap status and that allowed us to broaden our percentage of mid-cap stocks. This too added to diversification. These efforts combined to increase the number of stocks in the portfolio from 76 in early 2002 to 113 at the close of the fiscal year, further serving to reduce market risk. In a well-diversified portfolio, no single investment has a disproportionate impact.

Two stocks that benefited the fund were:
o Bed, Bath & Beyond, a nationwide chain of superstores selling better-quality domestic merchandise and home furnishings. For the 39 weeks ended 11/30/02, net sales rose 28% and net income rose 44%. Revenues reflect increased comparable store sales and the addition of new stores. Net income benefited from an improved operating margin.
o Dell Computer, which continues to thrive due to its consistent financial results and ample liquidity. Dell is the leading manufacturer of personal computers and network

PORTFOLIO COMPOSITION
as of 12/31/02, based on total net assets

==============================================================================================
TOP 10 EQUITY HOLDINGS                            TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------
 1.   Microsoft Corp.                   4.0%      1.  Pharmaceuticals                    10.9%

 2.   Pharmacia Corp.                   2.8       2.  Semiconductors                      7.1

 3.   Gap, Inc. (The)                   2.1       3.  Diversified Financial Services      6.9

 4.   Pfizer Inc.                       2.1       4.  Systems Software                    6.6

 5.   Wyeth                             2.1       5.  Computer Hardware                   4.1

 6.  Cisco Systems, Inc.                1.9       6.  Managed Health Care                 3.9

 7.  Amgen Inc.                         1.8       7.  Semiconductor Equipment             3.4

 8.  Applied Materials, Inc.            1.8       8.  Industrial Conglomerates            3.1

 9.  Johnson & Johnson                  1.8       9.  Apparel Retail                      3.1

10.  Tyco International Ltd. (Bermuda)  1.7      10.  Health Care Equipment               2.9

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

===================================================================================================

                              AIM V.I. GROWTH FUND

================================================================================
RESULTS OF A $10,000 INVESTMENT
5/5/93-12/31/02
Index data from 4/30/93-12/31/02

                                  [LINE CHART]

Source: Lipper, Inc.


INDEX PERFORMANCE      VI GROWTH -                                      LIPPER LARGE CAP
IS FROM 04/30/1993     SERIES I       S&P 500    RUSSELL 1000 GROWTH    GROWTH IX

      5/5/1993          10000          10000             10000               10000
     5/31/1993          10260          10267             10350               10378
     6/30/1993          10460          10297             10256               10461
     7/31/1993          10420          10256             10072               10390
     8/31/1993          10930          10644             10486               10821
     9/30/1993          11170          10562             10409               10983
    10/31/1993          11160          10781             10698               11109
    11/30/1993          10731          10679             10626               10884
    12/31/1993          11068          10808             10809               11223
     1/31/1994          11609          11175             11060               11631
     2/28/1994          11379          10872             10857               11443
     3/31/1994          10688          10399             10333               10883
     4/30/1994          10628          10533             10381               10937
     5/31/1994          10538          10704             10538               11002
     6/30/1994          10158          10442             10226               10592
     7/31/1994          10428          10784             10576               10896
     8/31/1994          11078          11226             11165               11455
     9/30/1994          10878          10952             11015               11182
    10/31/1994          11209          11197             11273               11468
    11/30/1994          10728          10789             10911               11045
    12/31/1994          10794          10949             11095               11131
     1/31/1995          10785          11233             11332               11218
     2/28/1995          11339          11670             11807               11604
     3/31/1995          11772          12014             12152               11934
     4/30/1995          12064          12367             12418               12259
     5/31/1995          12446          12860             12850               12665
     6/30/1995          13212          13159             13346               13312
     7/31/1995          14098          13594             13901               14037
     8/31/1995          14239          13628             13917               14115
     9/30/1995          14763          14204             14558               14639
    10/31/1995          14442          14152             14568               14555
    11/30/1995          14784          14772             15135               15014
    12/31/1995          14549          15057             15221               15020
     1/31/1996          14811          15569             15730               15462
     2/29/1996          15243          15714             16018               15809
     3/31/1996          15344          15865             16038               15817
     4/30/1996          15717          16098             16460               16194
     5/31/1996          16050          16512             17035               16671
     6/30/1996          15748          16575             17058               16521
     7/31/1996          14891          15842             16059               15638
     8/31/1996          15515          16176             16473               16107
     9/30/1996          16502          17085             17672               17228
    10/31/1996          16642          17557             17778               17443
    11/30/1996          17579          18883             19114               18572
    12/31/1996          17178          18509             18739               18111
     1/31/1997          18108          19664             20053               19259
     2/28/1997          17970          19819             19916               18982
     3/31/1997          16935          19006             18839               18010
     4/30/1997          17643          20139             20090               18999
     5/31/1997          19017          21370             21540               20289
     6/30/1997          19841          22321             22402               21139
     7/31/1997          21638          24095             24382               23160
     8/31/1997          20846          22746             22956               21898
     9/30/1997          22116          23990             24085               23106
    10/31/1997          21218          23189             23194               22305
    11/30/1997          21630          24262             24180               22800
    12/31/1997          21794          24680             24451               23110
      01/31/98          22047          24951             25182               23519
      02/28/98          23751          26750             27075               25316
      03/31/98          24685          28120             28156               26493
      04/30/98          25124          28407             28544               26938
      05/31/98          24652          27918             27733               26335
      06/30/98          25904          29051             29431               27841
      07/31/98          25772          28743             29236               27827
      08/31/98          21432          24590             24848               23283
      09/30/98          22872          26166             26756               24975
      10/31/98          24114          28291             28908               26586
      11/30/98          25884          30005             31108               28413
      12/31/98          29231          31734             33913               31538
      01/31/99          30964          33060             35904               33585
      02/28/99          29549          32032             34263               32205
      03/31/99          31340          33313             36069               34034
      04/30/99          31246          34602             36116               34150
      05/31/99          30761          33786             35007               33019
      06/30/99          32906          35654             37458               35314
      07/31/99          32080          34545             36266               34205
      08/31/99          31987          34373             36858               34212
      09/30/99          32258          33431             36084               33867
      10/31/99          33662          35547             38808               36464
      11/30/99          35890          36269             40904               38266
      12/31/99          39529          38401             45158               42517
      01/31/00          37960          36473             43040               40812
      02/29/00          43563          35784             45144               42959
      03/31/00          44652          39284             48377               45974
      04/30/00          41968          38101             46074               42416
      05/31/00          38917          37320             43752               39973
      06/30/00          41466          38238             47068               42615
      07/31/00          40401          37642             45105               41750
      08/31/00          44873          39979             49187               45361
      09/30/00          40422          37868             44534               41900
      10/31/00          36804          37709             42428               39684
      11/30/00          30382          34738             36174               34358
      12/31/00          31427          34908             35031               34145
      01/31/01          30883          36147             37451               35139
      02/28/01          25083          32854             31092               29699
      03/31/01          22803          30775             27709               26613
      04/30/01          24513          33163             31215               29472
      05/31/01          23817          33385             30756               29248
      06/30/01          23248          32574             30042               28405
      07/31/01          22741          32255             29291               27389
      08/31/01          21386          30239             26895               25307
      09/30/01          19119          27798             24211               22761
      10/31/01          19486          28329             25482               23706
      11/30/01          20536          30502             27931               25877
      12/31/01          20777          30771             27878               25996
      01/31/02          20218          30321             27384               25409
      02/28/02          18823          29736             26248               24357
      03/31/02          20041          30854             27156               25336
      04/30/02          18467          28984             24940               23649
      05/31/02          18074          28773             24337               23218
      06/30/02          16487          26724             22086               21328
      07/31/02          14913          24642             20871               19722
      08/31/02          14874          24803             20933               19831
      09/30/02          13401          22109             18763               17909
      10/31/02          14696          24052             20483               19288
      11/30/02          15610          25467             21595               20087
      12/31/02          14342          23972             20103               18687

Past performance cannot guarantee comparable future results.

This chart uses a logarithmic scale, which means the price scale (vertical axis)
is structured so that a given distance always  represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.
==============================================================================================

           FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/02

SERIES I SHARES
Inception (5/5/93)       3.80%
  5 Years               -8.02
  1 Year               -30.97

SERIES II SHARES*
Inception                3.55%
  5 Years               -8.24
  1 Year               -31.11

*Performance shown for periods prior to the inception date of the Series II class of shares (9/19/01) reflects the historical results of the Series I class (inception date 5/5/93), adjusted to reflect the impact that the Series II class Rule 12b-1 plan would have had if the Series II class had then existed. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.
    AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    AIM V.I. Growth Fund is for shareholders who seek growth of capital by investing principally in seasoned and better-capitalized companies considered to have strong earnings momentum.
    The unmanaged Russell 1000 Growth Index represents the performance of the stocks of large-capitalization companies. The Growth segment measures the performance of Russell 1000 companies with higher price/book ratios and higher forecasted growth values. The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. The unmanaged Lipper Large-Cap Growth Fund Index represents an average of the performance of the 30 largest large-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.
    In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

    servers. The company is consistently profitable, and its stock has significantly outperformed the tech sector as a whole over the last several years.

One stock that experienced considerable volatility in the short term was:
o Tyco, which grew rapidly for a decade, largely through acquisitions, until questionable accounting practices undermined the stock. Since then, Tyco has overhauled its management team, made significant changes to its board, and strengthened its corporate governance. We consider Tyco attractive because, despite its troubles, many of its underlying businesses remain leaders in their fields, providing Tyco with well-diversified income sources.
    Our exposure to both mid- and large-cap stocks gave us the flexibility to participate in growth opportunities across a broad spectrum of companies. Recovery may be slow, but we believe the fund is poised to benefit from it. We did not exclude earnings momentum stocks from the fund. These may enjoy significantly accelerating earnings when economic growth becomes more durable. We added more names from the computer hardware industry. The managed health care industry has provided attractive opportunities along with retail apparel and industrial conglomerates. We continue to follow the AIM growth investment discipline, targeting high-quality, established companies with the potential to deliver above-average, sustainable revenue and earnings growth.

IN CLOSING
We know that market conditions in recent years have been largely disappointing. We want to assure you that your fund management team continues to work diligently to meet the fund's investment objectives of seeking growth of capital by investing primarily in common stocks of leading companies considered by management to have strong earnings momentum.

                           PORTFOLIO MANAGEMENT TEAM

                                 AS OF 12/31/02

                         LANNY SACHNOWITZ, LEAD MANAGER

                                MONICA H. DEGAN

                     ASSISTED BY THE LARGE CAP GROWTH TEAM

                              AIM V.I. GROWTH FUND

Schedule of Investments

December 31, 2002

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.99%

Advertising-0.75%

Omnicom Group Inc.                                42,500   $  2,745,500
=======================================================================

Aerospace & Defense-0.43%

United Technologies Corp.                         25,000      1,548,500
=======================================================================

Airlines-0.70%

Ryanair Holdings PLC-ADR (Ireland)(a)             35,000      1,370,600
-----------------------------------------------------------------------
Southwest Airlines Co.                            85,000      1,181,500
=======================================================================
                                                              2,552,100
=======================================================================

Apparel Retail-3.08%

Gap, Inc. (The)                                  500,000      7,760,000
-----------------------------------------------------------------------
Ross Stores, Inc.                                 35,000      1,483,650
-----------------------------------------------------------------------
TJX Cos., Inc. (The)                             100,000      1,952,000
=======================================================================
                                                             11,195,650
=======================================================================

Application Software-0.55%

PeopleSoft, Inc.(a)                              110,000      2,013,000
=======================================================================

Banks-2.43%

Bank of America Corp.                             70,000      4,869,900
-----------------------------------------------------------------------
Fifth Third Bancorp                               35,000      2,049,250
-----------------------------------------------------------------------
Synovus Financial Corp.                          100,000      1,940,000
=======================================================================
                                                              8,859,150
=======================================================================

Biotechnology-2.26%

Amgen Inc.(a)                                    135,000      6,525,900
-----------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          50,000      1,700,000
=======================================================================
                                                              8,225,900
=======================================================================

Brewers-0.57%

Anheuser-Busch Cos., Inc.                         42,500      2,057,000
=======================================================================

Broadcasting & Cable TV-1.02%

Clear Channel Communications, Inc.(a)            100,000      3,729,000
=======================================================================

Building Products-0.58%

Masco Corp.                                      100,000      2,105,000
=======================================================================

Catalog Retail-0.53%

USA Interactive(a)                                85,000      1,943,100
=======================================================================

Computer & Electronics Retail-0.77%

CDW Computer Centers, Inc.(a)                     63,500      2,784,475
=======================================================================

Computer Hardware-4.13%

Dell Computer Corp.(a)                           210,000      5,615,400
-----------------------------------------------------------------------
Hewlett-Packard Co.                              320,000      5,555,200
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
Computer Hardware-(Continued)

International Business Machines Corp.             50,000   $  3,875,000
=======================================================================
                                                             15,045,600
=======================================================================

Consumer Finance-1.05%

MBNA Corp.                                       200,000      3,804,000
=======================================================================

Data Processing Services-1.80%

First Data Corp.                                  55,000      1,947,550
-----------------------------------------------------------------------
Fiserv, Inc.(a)                                   70,000      2,376,500
-----------------------------------------------------------------------
Paychex, Inc.                                     80,000      2,232,000
=======================================================================
                                                              6,556,050
=======================================================================

Department Stores-1.31%

Kohl's Corp.(a)                                   85,000      4,755,750
=======================================================================

Derivatives-0.96%

Nasdaq-100 Index Tracking Stock(a)               143,500      3,501,400
=======================================================================

Diversified Financial Services-6.86%

American Express Co.                              62,500      2,209,375
-----------------------------------------------------------------------
Citigroup Inc.                                   162,500      5,718,375
-----------------------------------------------------------------------
Fannie Mae                                        42,500      2,734,025
-----------------------------------------------------------------------
Freddie Mac                                       62,500      3,690,625
-----------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   80,000      5,448,000
-----------------------------------------------------------------------
J.P. Morgan Chase & Co.                          125,000      3,000,000
-----------------------------------------------------------------------
SLM Corp.                                         21,000      2,181,060
=======================================================================
                                                             24,981,460
=======================================================================

Drug Retail-1.20%

CVS Corp.                                         57,500      1,435,775
-----------------------------------------------------------------------
Walgreen Co.                                     100,000      2,919,000
=======================================================================
                                                              4,354,775
=======================================================================

Electronic Equipment & Instruments-0.57%

Thermo Electron Corp.(a)                         102,500      2,062,300
=======================================================================

Employment Services-0.53%

Robert Half International Inc.(a)                120,000      1,933,200
=======================================================================

Food Distributors-0.41%

Sysco Corp.                                       50,000      1,489,500
=======================================================================

Food Retail-0.36%

Whole Foods Market, Inc.(a)(b)                    25,000      1,318,250
=======================================================================

General Merchandise Stores-2.83%

Family Dollar Stores, Inc.                        50,000      1,560,500
-----------------------------------------------------------------------
Target Corp.                                     100,000      3,000,000
-----------------------------------------------------------------------

                              AIM V.I. GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
General Merchandise Stores-(Continued)

Wal-Mart Stores, Inc.                            113,500   $  5,732,885
=======================================================================
                                                             10,293,385
=======================================================================

Health Care Distributors & Services-1.70%

AdvancePCS(a)                                     70,000      1,554,700
-----------------------------------------------------------------------
Cardinal Health, Inc.                             50,000      2,959,500
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          35,000      1,681,400
=======================================================================
                                                              6,195,600
=======================================================================

Health Care Equipment-2.90%

Becton, Dickinson & Co.                           65,000      1,994,850
-----------------------------------------------------------------------
Boston Scientific Corp.(a)                        92,500      3,933,100
-----------------------------------------------------------------------
Medtronic, Inc.                                   62,500      2,850,000
-----------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          42,500      1,764,600
=======================================================================
                                                             10,542,550
=======================================================================

Health Care Facilities-0.80%

HCA Inc.                                          70,000      2,905,000
=======================================================================

Health Care Supplies-0.89%

Alcon, Inc. (Switzerland)(a)                      82,500      3,254,625
=======================================================================

Home Improvement Retail-1.50%

Home Depot, Inc. (The)                           150,000      3,594,000
-----------------------------------------------------------------------
Lowe's Cos., Inc.                                 50,000      1,875,000
=======================================================================
                                                              5,469,000
=======================================================================

Household Products-2.16%

Colgate-Palmolive Co.                             35,000      1,835,050
-----------------------------------------------------------------------
Procter & Gamble Co. (The)                        70,000      6,015,800
=======================================================================
                                                              7,850,850
=======================================================================

Housewares & Specialties-0.71%

Newell Rubbermaid Inc.                            85,000      2,578,050
=======================================================================

Industrial Conglomerates-3.14%

General Electric Co.                             220,000      5,357,000
-----------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                355,000      6,063,400
=======================================================================
                                                             11,420,400
=======================================================================

Industrial Gases-0.56%

Praxair, Inc.                                     35,000      2,021,950
=======================================================================

Industrial Machinery-0.54%

Danaher Corp.                                     30,000      1,971,000
=======================================================================

Integrated Telecommunication Services-0.50%

AT&T Corp.                                        70,000      1,827,700
=======================================================================

Internet Retail-1.59%

Amazon.com, Inc.(a)                              180,000      3,400,200
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
Internet Retail-(Continued)

eBay Inc.(a)                                      35,000   $  2,373,700
=======================================================================
                                                              5,773,900
=======================================================================

Internet Software & Services-0.95%

Yahoo! Inc.(a)                                   212,500      3,474,375
=======================================================================

IT Consulting & Services-0.80%

Affiliated Computer Services, Inc.-Class A(a)     55,000      2,895,750
=======================================================================

Managed Health Care-3.85%

Aetna Inc.                                        97,500      4,009,200
-----------------------------------------------------------------------
Anthem, Inc.(a)                                   31,500      1,981,350
-----------------------------------------------------------------------
Caremark Rx, Inc.(a)                              90,000      1,462,500
-----------------------------------------------------------------------
UnitedHealth Group Inc.                           42,500      3,548,750
-----------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                 42,500      3,024,300
=======================================================================
                                                             14,026,100
=======================================================================

Motorcycle Manufacturers-0.54%

Harley-Davidson, Inc.                             42,500      1,963,500
=======================================================================

Movies & Entertainment-0.82%

Fox Entertainment Group, Inc.-Class A(a)         115,000      2,981,950
=======================================================================

Multi-Line Insurance-2.03%

American International Group, Inc.               100,000      5,785,000
-----------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)     35,000      1,590,050
=======================================================================
                                                              7,375,050
=======================================================================

Networking Equipment-1.94%

Cisco Systems, Inc.(a)                           540,000      7,074,000
=======================================================================

Office Services & Supplies-0.35%

Avery Dennison Corp.                              21,000      1,282,680
=======================================================================

Oil & Gas Drilling-0.74%

ENSCO International Inc.                          50,000      1,472,500
-----------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)              35,000      1,234,450
=======================================================================
                                                              2,706,950
=======================================================================

Oil & Gas Equipment & Services-0.49%

Schlumberger Ltd. (Netherlands)                   42,500      1,788,825
=======================================================================

Oil & Gas Exploration & Production-0.54%

Devon Energy Corp.                                42,500      1,950,750
=======================================================================

Packaged Foods & Meats-0.77%

Sara Lee Corp.                                   125,000      2,813,750
=======================================================================

Personal Products-0.42%

Gillette Co. (The)                                50,000      1,518,000
=======================================================================

Pharmaceuticals-10.93%

Forest Laboratories, Inc.(a)                      28,500      2,799,270
-----------------------------------------------------------------------

                              AIM V.I. GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
Pharmaceuticals-(Continued)

Johnson & Johnson                                120,000   $  6,445,200
-----------------------------------------------------------------------
Lilly (Eli) & Co.                                 50,000      3,175,000
-----------------------------------------------------------------------
Merck & Co. Inc.                                  35,000      1,981,350
-----------------------------------------------------------------------
Pfizer Inc.                                      247,500      7,566,075
-----------------------------------------------------------------------
Pharmacia Corp.                                  247,500     10,345,500
-----------------------------------------------------------------------
Wyeth                                            200,000      7,480,000
=======================================================================
                                                             39,792,395
=======================================================================

Semiconductor Equipment-3.40%

Applied Materials, Inc.(a)                       500,000      6,515,000
-----------------------------------------------------------------------
Lam Research Corp.(a)                            139,800      1,509,840
-----------------------------------------------------------------------
Novellus Systems, Inc.(a)                        155,000      4,352,400
=======================================================================
                                                             12,377,240
=======================================================================

Semiconductors-7.05%

Analog Devices, Inc.(a)                          140,000      3,341,800
-----------------------------------------------------------------------
Intel Corp.                                      255,000      3,970,350
-----------------------------------------------------------------------
Linear Technology Corp.                          125,000      3,215,000
-----------------------------------------------------------------------
Maxim Integrated Products, Inc.                   50,000      1,652,000
-----------------------------------------------------------------------
Microchip Technology Inc.                        155,000      3,789,750
-----------------------------------------------------------------------
Micron Technology, Inc.(a)                       280,000      2,727,200
-----------------------------------------------------------------------
STMicroelectronics N.V.-New York Shares
  (Netherlands)                                  170,000      3,316,700
-----------------------------------------------------------------------
Texas Instruments Inc.                           100,000      1,501,000
-----------------------------------------------------------------------
Xilinx, Inc.(a)                                  105,000      2,163,000
=======================================================================
                                                             25,676,800
=======================================================================

Specialty Chemicals-0.37%

Ecolab Inc.                                       27,500      1,361,250
=======================================================================

Specialty Stores-1.31%

Bed Bath & Beyond Inc.(a)                        105,000      3,625,650
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
Specialty Stores-(Continued)

Weight Watchers International, Inc.(a)            25,000   $  1,149,250
=======================================================================
                                                              4,774,900
=======================================================================

Systems Software-6.62%

Computer Associates International, Inc.          425,000      5,737,500
-----------------------------------------------------------------------
Microsoft Corp.(a)                               285,000     14,734,500
-----------------------------------------------------------------------
Oracle Corp.(a)                                  335,000      3,618,000
=======================================================================
                                                             24,090,000
=======================================================================

Telecommunications Equipment-0.95%

Nokia Oyj-ADR (Finland)                          140,000      2,170,000
-----------------------------------------------------------------------
QUALCOMM Inc.(a)                                  35,000      1,273,650
=======================================================================
                                                              3,443,650
=======================================================================

Wireless Telecommunication Services-1.45%

AT&T Wireless Services Inc.(a)                   300,000      1,695,000
-----------------------------------------------------------------------
Nextel Communications, Inc.-Class A(a)           140,000      1,617,000
-----------------------------------------------------------------------
Vodafone Group PLC-ADR (United Kingdom)          107,500      1,947,900
=======================================================================
                                                              5,259,900
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $370,012,748)                         360,292,485
=======================================================================

MONEY MARKET FUNDS-1.10%

STIC Liquid Assets Portfolio(c)                2,006,606      2,006,606
-----------------------------------------------------------------------
STIC Prime Portfolio(c)                        2,006,606      2,006,606
=======================================================================
    Total Money Market Funds (Cost
      $4,013,212)                                             4,013,212
=======================================================================
TOTAL INVESTMENTS-100.09% (Cost $374,025,960)               364,305,697
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.09%)                          (313,796)
=======================================================================
NET ASSETS-100.00%                                         $363,991,901
_______________________________________________________________________
=======================================================================

Investment Abbreviations:


ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 6.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                              AIM V.I. GROWTH FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost
  $374,025,960)                                  $364,305,697
-------------------------------------------------------------
Foreign currencies, at value (cost $157)                  164
-------------------------------------------------------------
Receivables for:
  Investments sold                                  7,738,368
-------------------------------------------------------------
  Fund shares sold                                     79,214
-------------------------------------------------------------
  Dividends                                           233,668
-------------------------------------------------------------
  Amount due from advisor                               7,192
-------------------------------------------------------------
Investment for deferred compensation plan              39,219
-------------------------------------------------------------
Other assets                                            2,095
=============================================================
    Total assets                                  372,405,617
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             7,626,445
-------------------------------------------------------------
  Fund shares reacquired                              381,040
-------------------------------------------------------------
  Options written (premiums received $66,748)          44,375
-------------------------------------------------------------
  Deferred compensation plan                           39,219
-------------------------------------------------------------
Accrued administrative services fees                  188,996
-------------------------------------------------------------
Accrued distribution fees -- Series II                  1,497
-------------------------------------------------------------
Accrued transfer agent fees                            21,577
-------------------------------------------------------------
Accrued operating expenses                            110,567
=============================================================
    Total liabilities                               8,413,716
=============================================================
Net assets applicable to shares outstanding      $363,991,901
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $361,259,378
_____________________________________________________________
=============================================================
Series II                                        $  2,732,523
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           31,971,909
_____________________________________________________________
=============================================================
Series II                                             242,464
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      11.30
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      11.27
_____________________________________________________________
=============================================================

Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $19,998)                                      $   3,118,241
-------------------------------------------------------------
Dividends from affiliated money market funds          174,666
-------------------------------------------------------------
Interest                                                  874
=============================================================
    Total investment income                         3,293,781
=============================================================

EXPENSES:

Advisory fees                                       2,944,558
-------------------------------------------------------------
Administrative services fees                        1,057,818
-------------------------------------------------------------
Custodian fees                                        118,457
-------------------------------------------------------------
Distribution fees -- Series II                          4,017
-------------------------------------------------------------
Transfer agent fees                                    61,396
-------------------------------------------------------------
Trustees' fees                                         11,194
-------------------------------------------------------------
Other                                                  78,171
=============================================================
    Total expenses                                  4,275,611
=============================================================
Less: Fees waived                                      (3,467)
-------------------------------------------------------------
    Expenses paid indirectly                           (1,214)
=============================================================
    Net expenses                                    4,270,930
=============================================================
Net investment income (loss)                         (977,149)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (110,851,446)
-------------------------------------------------------------
  Foreign currencies                                   20,823
-------------------------------------------------------------
  Option contracts written                            597,839
=============================================================
                                                 (110,232,784)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (72,821,281)
-------------------------------------------------------------
  Foreign currencies                                    2,169
-------------------------------------------------------------
  Option contracts written                             22,373
=============================================================
                                                  (72,796,739)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts        (183,029,523)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(184,006,672)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                              AIM V.I. GROWTH FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    (977,149)   $  (1,177,497)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                  (110,232,784)    (324,556,814)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (72,796,739)      16,460,008
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (184,006,672)    (309,274,303)
============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                               --       (1,436,399)
--------------------------------------------------------------------------------------------
  Series II                                                              --           (1,390)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (56,986,625)      33,201,050
--------------------------------------------------------------------------------------------
  Series II                                                       2,733,286          580,648
============================================================================================
    Net increase (decrease) in net assets                      (238,260,011)    (276,930,394)
============================================================================================

NET ASSETS:

  Beginning of year                                             602,251,912      879,182,306
============================================================================================
  End of year                                                 $ 363,991,901    $ 602,251,912
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 835,403,662    $ 890,606,504
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (65,948)         (59,125)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                           (461,648,148)    (351,394,541)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts          (9,697,665)      63,099,074
============================================================================================
                                                              $ 363,991,901    $ 602,251,912
____________________________________________________________________________________________
============================================================================================

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-

                              AIM V.I. GROWTH FUND
     size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the

                              AIM V.I. GROWTH FUND
     contracts may not correlate with changes in the value of the securities being hedged. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the statement of Assets and Liabilities.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $3,467.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $1,057,818 of which AIM retained $101,341 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $30,366 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $4,017.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $3,602 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $1,214 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,214.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
-------------------------------------------------------------
Beginning of year                         --      $        --
-------------------------------------------------------------
Written                                6,346        1,287,439
-------------------------------------------------------------
Closed                                (5,613)      (1,096,745)
-------------------------------------------------------------
Exercised                               (208)         (55,898)
-------------------------------------------------------------
Expired                                 (275)         (68,048)
=============================================================
End of year                              250      $    66,748
_____________________________________________________________
=============================================================


  Open call option contracts written at December 31, 2002 were as follows:

                                                          DECEMBER 31,
               CONTRACT   STRIKE   NUMBER OF   PREMIUMS       2002        UNREALIZED
ISSUE           MONTH     PRICE    CONTRACTS   RECEIVED   MARKET VALUE   APPRECIATION
-------------------------------------------------------------------------------------
Whole Foods
 Market, Inc.   Feb-03     $55        250      $66,748      $44,375        $22,373
_____________________________________________________________________________________
=====================================================================================

                              AIM V.I. GROWTH FUND

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                           2002        2001
--------------------------------------------------------------
Distributions paid from ordinary income   $   --    $1,437,789
______________________________________________________________
==============================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                 $ (24,329,093)
-------------------------------------------------------------
Temporary book/tax differences                        (65,948)
-------------------------------------------------------------
Capital loss carryforward                        (432,300,347)
-------------------------------------------------------------
Post-October capital loss deferral                (14,716,373)
-------------------------------------------------------------
Shares of beneficial interest                     835,403,662
=============================================================
                                                $ 363,991,901
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments includes appreciation on foreign currencies of $225 and option contracts written of $22,373.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2008                              $  4,002,102
-----------------------------------------------------------
December 31, 2009                               325,071,012
-----------------------------------------------------------
December 31, 2010                               103,227,233
===========================================================
                                               $432,300,347
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $902,304,319 and $922,539,690, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 21,532,602
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (45,884,293)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $(24,351,691)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $388,657,388.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating losses and foreign currency transactions on December 31, 2002, undistributed net investment income
(loss) was increased by $970,326, undistributed net realized gains (losses) decreased by $20,823 and shares of beneficial interest decreased by $949,503. This reclassification had no effect on the net assets of the Fund.


NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                          2002                           2001
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      7,814,827    $ 106,412,883     8,864,865    $ 166,073,915
-------------------------------------------------------------------------------------------------------------------------
  Series II*                                                      533,384        6,154,426        38,052          599,422
=========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                             --               --        89,663        1,436,399
-------------------------------------------------------------------------------------------------------------------------
  Series II*                                                           --               --            87            1,390
=========================================================================================================================
Reacquired:
  Series I                                                    (12,601,423)    (163,399,508)   (7,625,551)    (134,309,264)
-------------------------------------------------------------------------------------------------------------------------
  Series II*                                                     (327,826)      (3,421,140)       (1,233)         (20,164)
=========================================================================================================================
                                                               (4,581,038)   $ (54,253,339)    1,365,883    $  33,781,698
_________________________________________________________________________________________________________________________
=========================================================================================================================

* Series II shares commenced sales on September 19, 2001.

                              AIM V.I. GROWTH FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          SERIES I
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                2002           2001           2000        1999           1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.37       $  24.81       $  32.25    $  24.80       $  19.83
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)(a)      (0.03)(a)       0.03        0.01(a)        0.08
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (5.04)         (8.37)         (6.60)       8.63           6.57
===============================================================================================================================
    Total from investment operations                             (5.07)         (8.40)         (6.57)       8.64           6.65
===============================================================================================================================
Less distributions:
  Dividends from net investment income                              --          (0.04)          0.00       (0.06)         (0.09)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --          (0.87)      (1.13)         (1.59)
===============================================================================================================================
    Total distributions                                             --          (0.04)         (0.87)      (1.19)         (1.68)
===============================================================================================================================
Net asset value, end of period                                $  11.30       $  16.37       $  24.81    $  32.25       $  24.80
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 (30.97)%       (33.86)%       (20.49)%     35.24%         34.12%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $361,259       $601,648       $879,182    $704,096       $371,915
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                           0.91%(c)       0.88%          0.83%       0.73%          0.72%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.21)%(c)     (0.17)%         0.11%       0.04%          0.41%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                            195%           239%           162%        101%           133%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $468,319,600.

                                                                            SERIES II
                                                              --------------------------------------
                                                                                SEPTEMBER 19, 2001
                                                               YEAR ENDED     (DATE SALES COMMENCED)
                                                              DECEMBER 31,       TO DECEMBER 31,
                                                                  2002                 2001
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $16.36               $14.67
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.06)(a)            (0.02)(a)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (5.03)                1.75
====================================================================================================
    Total from investment operations                              (5.09)                1.73
====================================================================================================
Less dividends from net investment income                            --                (0.04)
====================================================================================================
Net asset value, end of period                                   $11.27               $16.36
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                  (31.11)%              11.79%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $2,733               $  604
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets                            1.16%(c)             1.17%(d)
====================================================================================================
Ratio of net investment income (loss) to average net assets       (0.46)%(c)           (0.46)%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate                                             195%                 239%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $1,606,748.
(d)  Annualized.

                              AIM V.I. GROWTH FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Growth Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                              AIM V.I. GROWTH FUND

Trustees and Officers

As of January 1, 2003

The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.             None
   Trustee                                            (registered investment company);
                                                      Director, Magellan Insurance Company;
                                                      Member of Advisor Board of Rotary Power
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                              AIM V.I. GROWTH FUND

As of January 1, 2003


The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1993               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1993               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1993               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1993               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1818 Market Street
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2400
                          Houston, TX 77046         Houston, TX 77046         Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
3000 K N.W., Suite 500    & Frankel LLP             Inc.                      Trust Company
Washington, D.C. 20007    919 Third Avenue          P.O. Box 4739             225 Franklin Street
                          New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

                              AIM V.I. GROWTH FUND

                            AIM V.I. HIGH YIELD FUND


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT FISCAL YEAR
It was another banner year for investment-grade bonds but high yield bonds, which respond more to economic conditions than interest rate changes, faced a difficult year. For the year ended December 31, 2002, AIM V.I. High Yield Fund Series I shares posted a return of -5.84%, while Series II shares returned -6.08%.* By comparison, the Lehman High Yield Index and Lipper High Yield Bond Fund Index, returned -1.41% and -2.41%, respectively, over the same period. Underscoring investor sentiment toward higher-quality investments, the Lehman Aggregate Bond Index returned 10.25% for the year.

RELEVANT MARKET CONDITIONS
2002 began favorably for the fund and the high yield market as a whole. In January, investors assumed an economic rebound was imminent and began moving back into riskier assets. There were a few other bright spots early in the year but much of the reporting period proved unsettling for the asset class as news of high-profile corporate failures sent investors in search of safer ground.
    Indeed, a flight to higher-rated investments combined with falling short-term interest rates provided very favorable conditions for investment-grade bonds. High yield bonds tend to benefit more from economic strength and from lower risk premiums than from general interest rate reductions. Therefore, the sluggish economy and a raft of corporate accounting concerns weighed heavily on the asset class and on the fund. While a significant fourth-quarter rally lifted high yield bond returns--the fund's Series I shares posted a return of 5.04% for the final quarter--it was not enough to offset the rest of the year.
    Yield spreads (the difference between yields on high yield bonds and comparable-maturity Treasuries) widened by nearly 400 basis points from the first half of the year through October, as investors fled to the safety of higher-quality bonds. Spreads contracted significantly over the fourth quarter, however, as investor appetite for risk reemerged, and the asset class rallied.
    High-profile defaults dominated the news this year but default rates appear to have peaked. As we have said before, defaults are "backward looking"--by the time a bond actually defaults, the bond price reflects that event. And although past performance cannot guarantee future comparable results, if history is any indicator, peaking bond defaults in both 1991 and 1995 coincided with a subsequent economic rebound and rally for high yield bonds.

FUND STRATEGIES AND TECHNIQUES
For more than a year, we have focused on diversifying holdings across a broad array of industries and issuers--thereby decreasing single-issuer risk. In a year in which corporate governance and accounting restatement headlines were rampant, our strategy proved particularly sound. While we still had a few holdovers from our previous strategy (somewhat larger concentrations in select industries), we believe our diversification efforts have paid off as we have been able to avoid many single-issuer blow-ups this year.
    Also, as the primary risk associated with any high yield fund is credit risk, we continue to place special emphasis on credit research--

PORTFOLIO COMPOSITION
as of 12/31/02, based on total net assets

=======================================================================================================
TOP 10 ISSUERS*                     % OF NET ASSETS      TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------
 1.  Acme Communications, Inc.           1.6%            1.  Broadcasting & Cable TV              14.5%

 2.  Boyd Gaming Corp.                   1.3             2.  Casinos & Gaming                      4.8

 3.  Hanger Orthopedic Group, Inc.       1.2             3.  Health Care Facilities                3.4

 4.  El Paso Energy Partners, L.P.       1.2             4.  Hotels, Resorts & Cruise Lines        3.4

 5.  CSC Holdings Inc.                   1.1             5.  Homebuilding                          3.1

 6.  Western Gas Resources, Inc.         1.1             6.  Specialty Stores                      2.7

 7.  Intrawest Corp. (Canada)            1.1             7.  Metal & Glass Containers              2.6

 8.  Select Medical Corp.                1.0             8.  Apparel Retail                        2.5

 9.  Pride International, Inc.           1.0             9.  Wireless Telecommunication Services   2.3

10.  Frontier Oil Corp.                  1.0            10.  Oil & Gas Exploration & Production    2.2

*excluding money market funds

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

=======================================================================================================

                            AIM V.I. HIGH YIELD FUND

================================================================================
RESULTS OF A $10,000 INVESTMENT
5/1/98-12/31/02
Index data from 4/30/98-12/31/02

                                  [LINE CHART]

Source: Lipper, Inc.


INDEX PERFORMANCE    VI HIGH YIELD -                       LEHMAN AGGREGATE    LIPPER HIGH YIELD
IS FROM 04/30/1998   SERIES I         LEHMAN HIGH YIELD    BOND                FUND IX

      5/1/1998          10000               10000                 10000             10000
     5/31/1998          10080               10035                 10095              9989
     6/30/1998          10050               10071                 10181             10007
     7/31/1998          10090               10129                 10202             10075
     8/31/1998           9410                9569                 10368              9307
     9/30/1998           9129                9612                 10611              9251
    10/31/1998           8790                9415                 10555              9041
    11/30/1998           9279                9806                 10615              9572
    12/31/1998           9239                9817                 10647              9543
     1/31/1999           9374                9963                 10722              9715
     2/28/1999           9479                9904                 10535              9676
     3/31/1999           9584                9999                 10593              9847
     4/30/1999           9929               10193                 10627             10102
     5/31/1999           9772               10055                 10533              9910
     6/30/1999           9803               10034                 10499              9911
     7/31/1999           9939               10074                 10454              9914
     8/31/1999           9835                9963                 10449              9814
     9/30/1999           9720                9891                 10570              9737
    10/31/1999           9667                9826                 10609              9709
    11/30/1999           9918                9941                 10608              9880
    12/31/1999          10211               10053                 10557              9998
     1/31/2000          10336               10010                 10523              9949
     2/29/2000          10506               10029                 10650             10020
     3/31/2000          10211                9819                 10790              9847
     4/30/2000           9928                9834                 10759              9803
     5/31/2000           9646                9733                 10754              9629
     6/30/2000           9883                9932                 10977              9807
     7/31/2000           9826               10007                 11077              9825
     8/31/2000           9769               10075                 11238              9876
     9/30/2000           9622                9987                 11309              9730
    10/31/2000           8750                9668                 11383              9398
    11/30/2000           8139                9285                 11570              8873
    12/31/2000           8270                9464                 11785              9027
     1/31/2001           8998               10173                 11979              9625
     2/28/2001           8986               10308                 12083              9656
     3/31/2001           8479               10066                 12143              9335
     4/30/2001           8232                9940                 12092              9213
     5/31/2001           8310               10119                 12165              9313
     6/30/2001           7933                9835                 12211              9039
     7/31/2001           7907                9979                 12485              9092
     8/31/2001           7919               10097                 12628              9132
     9/30/2001           7334                9419                 12776              8487
    10/31/2001           7581                9651                 13043              8682
    11/30/2001           7919               10004                 12863              8958
    12/31/2001           7858                9963                 12781              8934
     1/31/2002           7858               10032                 12884              8955
     2/28/2002           7621                9892                 13009              8797
     3/31/2002           7784               10130                 12793              8971
     4/30/2002           7829               10292                 13041              9065
     5/31/2002           7740               10236                 13152              8974
     6/30/2002           7311                9481                 13265              8469
     7/31/2002           7045                9067                 13426              8191
     8/31/2002           7119                9325                 13653              8332
     9/30/2002           7045                9203                 13874              8216
    10/31/2002           6956                9123                 13810              8165
    11/30/2002           7297                9688                 13806              8635
    12/31/2002           7399                9824                 14092              8719

Past performance cannot guarantee comparable future results.
================================================================================================

                FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/02

SERIES I SHARES
Inception (5/1/98)               -6.25%
  1 Year                         -5.84

SERIES II SHARES*
Inception                        -6.49%
  1 Year                         -6.08

*Performance shown for periods prior to the inception date of the Series II class of shares (3/26/02) reflects the historical results of the Series I class (inception date 5/1/98) adjusted to reflect the impact that the Series II class Rule 12b-1 plan would have had if the Series II class had then existed. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.
    AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    AIM V.I. High Yield Fund is for shareholders who seek a high level of current income. The fund invests in a portfolio consisting primarily of non-investment grade securities.
    Since the last reporting period, the fund has elected to use the Lehman Aggregate Bond Index as its broad-based market index since the Lehman Aggregate Bond Index is such a widely recognized gauge of fixed-income market performance. The fund will no longer use the Lehman High Yield Bond Index, the index published in previous reports to shareholders as its broad market index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund maintains the use of the Lehman High Yield Bond Index as its style-specific index as it more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper High Yield Bond Fund Index, is included for comparison to a peer group.
    The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities and asset-backed securities) is compiled by Lehman Brothers, a well-known global investment bank. The unmanaged Lehman High Yield Bond Index, which represents the performance of high-yield debt securities, is compiled by Lehman Brothers, a well-known global investment firm. The unmanaged Lipper High Yield Bond Fund Index represents an average of the 30 largest high yield funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.
    The fund invests in higher yielding, lower rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal than do U.S. government securities (such as U.S. Treasury bills, notes and bonds), for which the government guarantees the repayment of principal and interest if held to maturity.
    In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOU FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

reviewing a company's financial health (such as free cash flows and funding sources) as well as its ability to weather various parts of market cycles.
    On a sector/industry basis, the high yield market is actually quite diversified but large losses in concentrated areas drew most of the attention this year. Our fund, like the market as a whole, is also broadly diversified, so we can't discuss all sectors, but we would like to highlight two sectors/industries that benefited performance and one that did not.
o Broadcasting: Fund holding, Acme Communications--a company that owns and operates 11 television stations in mid-size markets--proved beneficial to the fund as recent changes in the industry's regulatory environment as well as improved prospects for advertising revenues helped sector performance.
o Apparel retail: Despite a slowdown in consumer spending, fund holding Gap, Inc.--an international specialty retailer with nearly 4,200 stores worldwide--also helped fund performance. The company's credit quality has been enhanced by slowing aggressive expansion plans and its return to same-store sales growth after completing changes in merchandising and advertising.
o Wireless communications: Our exposure to wireless communications detracted from fund performance as the sector plummeted in the middle part of the year. And although we lowered our exposure, we did not do so in time to fully prevent any negative impact on the fund.

IN CLOSING
We know that market conditions in recent years have been largely disappointing. We want to assure you that your fund management team continues to work diligently to meet the fund's investment objective of achieving a high level of current income by investing in non-investment grade securities.

                           PORTFOLIO MANAGEMENT TEAM

                                 AS OF 12/31/02

                          ROBERT G. ALLEY, CO-MANAGER

                            PETER EHRET, CO-MANAGER

                           JAN H. FRIEDLI, CO-MANAGER

                          CAROLYN L. GIBBS, CO-MANAGER

                           CRAIG A. SMITH, CO-MANAGER

                    ASSISTED BY THE HIGH YIELD TAXABLE TEAM

Schedule of Investments

December 31, 2002

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
BONDS & NOTES-90.47%

Advertising-0.34%

Lamar Media Corp., Sr. Sub. Notes, 7.25%,
  01/01/13 (Acquired 12/17/02; Cost
  $20,000)(a)                                  $ 20,000    $    20,400
----------------------------------------------------------------------
RH Donnelley Finance Corp. I, Sr. Notes,
  8.88%, 12/15/10 (Acquired 11/26/02; Cost
  $60,000)(a)                                    60,000         64,500
======================================================================
                                                                84,900
======================================================================

Aerospace & Defense-0.59%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                       145,000        148,625
======================================================================

Airlines-0.62%

Air Canada (Canada), Sr. Unsec. Yankee Notes,
  10.25%, 03/15/11                               95,000         53,675
----------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06                        160,000        101,600
======================================================================
                                                               155,275
======================================================================

Alternative Carriers-0.15%

LCI International, Inc. Sr. Notes, 7.25%,
  06/15/07                                       75,000         37,875
======================================================================

Apparel Retail-2.46%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                              200,000        209,000
----------------------------------------------------------------------
Gap, Inc. (The), Unsec. Unsub. Notes, 9.90%,
  12/15/05                                      225,000        238,500
----------------------------------------------------------------------
Mothers Work, Inc., Sr. Unsec. Gtd. Notes,
  11.25%, 08/01/10                              160,000        171,200
======================================================================
                                                               618,700
======================================================================

Apparel, Accessories & Luxury Goods-1.58%

Perry Ellis International Inc.-Series B, Sr.
  Sec. Notes, 9.50%, 03/15/09                    40,000         41,500
----------------------------------------------------------------------
Russell Corp., Sr. Unsec. Gtd. Notes, 9.25%,
  05/01/10                                       60,000         64,950
----------------------------------------------------------------------
Samsonite Corp., Sr. Unsec. Sub Notes,
  10.75%, 06/15/08                              250,000        203,750
----------------------------------------------------------------------
William Carter Co. (The)-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 10.88%, 08/15/11              80,000         87,600
======================================================================
                                                               397,800
======================================================================

Auto Parts & Equipment-0.31%

Dura Operating Corp.-Series B, Sr. Unsec.
  Gtd. Notes, 8.63%, 04/15/12                    10,000         10,150
----------------------------------------------------------------------
Intermet Corp., Sr. Unsec. Gtd. Notes, 9.75%,
  06/15/09                                       75,000         67,875
======================================================================
                                                                78,025
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

Banks-0.62%

Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12                              $160,000    $   156,000
======================================================================

Broadcasting & Cable TV-13.59%

Acme Communications, Inc.-Series B, Sr.
  Unsec. Unsub. Gtd. Disc. Notes, 10.88%,
  09/30/04                                      390,000        399,750
----------------------------------------------------------------------
Adelphia Communications Corp.
  Series B, Sr. Unsec. Notes, 9.88%,
    03/01/07(b)                                 140,000         54,250
----------------------------------------------------------------------
  Sr. Unsec. Notes, 10.88%, 10/01/10(b)         195,000         75,562
----------------------------------------------------------------------
Allbritton Communications Co., Sr. Sub.
  Notes, 7.75%, 12/15/12 (Acquired 12/06/02;
  Cost $115,000)(a)                             115,000        115,575
----------------------------------------------------------------------
Alliance Atlantis Communications Inc.
  (Canada), Sr. Sub. Yankee Notes, 13.00%,
  12/15/09                                      175,000        188,125
----------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Sub. Disc. Notes, 9.92%,
    04/01/11(c)                                  95,000         33,725
----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.75%, 10/01/09        95,000         43,225
----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 11.13%, 01/15/11        40,000         18,200
----------------------------------------------------------------------
Comcast UK Cable Partners Ltd. (Bermuda), Sr.
  Unsec. Yankee Disc. Deb., 11.20%,
  11/15/07(c)                                   200,000        143,000
----------------------------------------------------------------------
Cox Communication Inc. Unsec. Notes, 7.13%,
  10/01/12                                       45,000         49,900
----------------------------------------------------------------------
CSC Holdings Inc.-Series B, Sr. Unsec. Unsub.
  Notes, 7.63%, 04/01/11                        295,000        279,512
----------------------------------------------------------------------
EchoStar DBS Corp., Sr. Unsec. Notes, 10.38%,
  10/01/07                                       95,000        102,837
----------------------------------------------------------------------
Granite Broadcasting Corp., Sr. Sub. Notes,
  10.38%, 05/15/05                               45,000         38,925
----------------------------------------------------------------------
Gray Television Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.25%, 12/15/11                         60,000         64,800
----------------------------------------------------------------------
Insight Midwest, L.P., Sr. Unsec. Notes,
  10.50%, 11/01/10                              190,000        185,250
----------------------------------------------------------------------
Knology, Inc., Sr. Unsec. Notes, 12.00%,
  11/30/09 (Acquired 04/26/00; Cost
  $180,312)(a)                                  105,000         52,762
----------------------------------------------------------------------
LBI Media Inc., Sr. Gtd. Sub. Notes, 10.13%,
  07/15/12 (Acquired 06/28/02; Cost
  $140,000)(a)                                  140,000        147,000
----------------------------------------------------------------------
LIN Holdings Corp., Sr. Unsec. Disc. Notes,
  10.00%, 03/01/08(c)                           175,000        179,375
----------------------------------------------------------------------
Mediacomm LLC, Sr. Unsec. Notes, 9.50%,
  01/15/13                                      240,000        217,200
----------------------------------------------------------------------
Nextmedia Operating Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 07/01/11                   85,000         89,675
----------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05                        320,000        180,800
----------------------------------------------------------------------
Radio One, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 8.88%, 07/01/11                   200,000        215,500
----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
Broadcasting & Cable TV-(Continued)

Salem Communications Holding Corp.-Series B,
  Sr. Unsec. Gtd. Sub. Notes, 9.00%, 07/01/11  $190,000    $   199,500
----------------------------------------------------------------------
Sinclair Broadcast Group, Inc.
  Sr. Gtd. Sub. Notes, 8.00%, 03/15/12
    (Acquired 10/25/02; Cost $35,175)(a)         35,000         36,487
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 8.75%, 12/15/11    95,000        102,125
----------------------------------------------------------------------
Spanish Broadcasting System, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 9.63%, 11/01/09              165,000        172,012
----------------------------------------------------------------------
United Pan-Europe Communications N.V.
  (Netherlands)-Series B, Sr. Unsec. Yankee
  Notes,
  11.25%, 02/01/10(b)                           210,000         17,325
----------------------------------------------------------------------
  11.50%, 02/01/10(b)                           150,000         12,375
======================================================================
                                                             3,414,772
======================================================================

Building Products-0.44%

Associated Materials Inc., Sr. Unsec. Gtd.
  Sub. Notes, 9.75%, 04/15/12                    40,000         42,200
----------------------------------------------------------------------
Atrium Cos., Inc.-Series B, Sr. Gtd. Sub.
  Notes, 10.50%, 05/01/09                        70,000         68,600
======================================================================
                                                               110,800
======================================================================

Casinos & Gambling-4.77%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                       220,000        240,900
----------------------------------------------------------------------
Boyd Gaming Corp.,
  Sr. Unsec. Gtd. Notes, 9.25%, 08/01/09        110,000        119,350
----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 9.50%, 07/15/07         75,000         78,750
----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 8.75%, 04/15/12        125,000        131,875
----------------------------------------------------------------------
Herbst Gaming, Inc.-Series B, Sr. Sec. Notes,
  10.75%, 09/01/08                              150,000        157,500
----------------------------------------------------------------------
Hollywood Casino Corp., Sr. Unsec. Gtd.
  Mortgage Notes, 11.25%, 05/01/07              155,000        168,950
----------------------------------------------------------------------
Hollywood Casino Corp./Shreveport Capital
  Corp., Sr. Unsec. Gtd. Mortgage Notes,
  13.00%, 08/01/06                               81,000         83,025
----------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Notes, 8.00%, 04/01/12               40,000         42,100
----------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes, 7.50%, 09/01/09                        100,000        102,500
----------------------------------------------------------------------
Venetian Casino Resort LLC, 2nd Mortgage
  Notes, 11.00%, 06/15/10 (Acquired 05/22/02;
  Cost $70,000)(a)                               70,000         73,500
======================================================================
                                                             1,198,450
======================================================================

Commodity Chemicals-0.42%

ISP Chemco Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.25%, 07/01/11                   45,000         46,800
----------------------------------------------------------------------
Methanex Corp. (Canada), Sr. Unsec. Yankee
  Notes, 8.75%, 08/15/12                         55,000         58,300
======================================================================
                                                               105,100
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

Construction & Engineering-0.70%

Schuff Steel Co., Sr. Unsec. Gtd. Sub. Notes,
  10.50%, 06/01/08                             $220,000    $   177,100
======================================================================

Construction, Farm Machinery & Heavy
  Trucks-0.69%

Terex Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 07/15/11                               190,000        173,850
======================================================================

Construction Materials-0.79%

MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                       215,000        198,875
======================================================================

Department Stores-0.70%

JC Penney Co. Inc., Unsec. Notes, 7.60%,
  04/01/07                                      175,000        176,094
======================================================================

Distillers & Vintners-0.83%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12       200,000        208,000
======================================================================

Distributors-0.15%

AmeriGas Partners, L.P., Sr. Unsec. Notes,
  8.88%, 05/20/11                                35,000         36,575
======================================================================

Diversified Chemicals-1.55%

Equistar Chemicals LP/Equistar Funding Corp.,
  Sr. Unsec. Gtd. Notes, 10.13%, 09/01/08       110,000        100,650
----------------------------------------------------------------------
FMC Corp., Sr. Sec. Notes, 10.25%, 11/01/09
  (Acquired 10/09/02; Cost $148,158)(a)         150,000        162,750
----------------------------------------------------------------------
Huntsman International LLC, Sr. Unsec. Gtd.
  Notes, 9.88%, 03/01/09                        125,000        126,250
======================================================================
                                                               389,650
======================================================================

Diversified Commercial Services-0.28%

United Rentals North America Inc., Sr. Notes,
  10.75%, 04/15/08 (Acquired 12/17/02; Cost
  $67,932)(a)                                    70,000         69,650
======================================================================

Drug Retail-0.66%

Rite Aid Corp., Sr. Unsec. Unsub. Notes,
  7.13%, 01/15/07                               200,000        167,000
======================================================================

Electric Utilities-1.21%

AES Corp. (The), Sec. Notes, 10.00%, 07/15/05
  (Acquired 12/13/02; Cost $82,004)(a)           87,000         83,085
----------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                      165,000         75,075
----------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                85,000         76,075
----------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                              285,000         69,825
======================================================================
                                                               304,060
======================================================================

Electrical Components & Equipment-1.02%

Flextronics International Ltd. (Singapore),
  Sr. Unsec. Sub. Yankee Notes, 9.88%,
  07/01/10                                      125,000        135,625
----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
Electrical Components & Equipment-(Continued)

Sanmina-SCI Corp., Sr. Sec. Notes, 10.38%,
  01/15/10 (Acquired 12/18/02; Cost
  $120,000)(a)                                 $120,000    $   121,500
======================================================================
                                                               257,125
======================================================================

Electronic Equipment & Instruments-1.40%

Fisher Scientific International Inc., Sr.
  Unsec. Sub. Notes, 8.13%, 05/01/12            150,000        155,625
----------------------------------------------------------------------
Knowles Electronics Inc., Sr. Unsec. Gtd.
  Sub. Notes, 13.13%, 10/15/09                  140,000         79,100
----------------------------------------------------------------------
PerkinElmer, Inc., Sr. Sub. Notes, 8.88%,
  01/15/13 (Acquired 12/13/02; Cost
  $59,504)(a)                                    60,000         59,400
----------------------------------------------------------------------
Solectron Corp., Sr. Unsec. Notes, 9.63%,
  02/15/09                                       60,000         58,800
======================================================================
                                                               352,925
======================================================================

Employment Services-0.28%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                       175,000         69,125
======================================================================

Environmental Services-0.60%

Allied Waste North America Inc.-Series B, Sr.
  Gtd. Sub. Notes, 8.50%, 12/01/08              150,000        151,500
======================================================================

Fertilizers & Agricultural Chemicals-0.19%

IMC Global Inc.-Series B, Sr. Unsec. Gtd.
  Notes, 11.25%, 06/01/11                        45,000         49,050
======================================================================

Food Distributors-0.86%

Fleming Cos., Inc.-Series D, Sr. Unsec. Gtd.
  Sub. Notes, 10.63%, 07/31/07                  115,000         76,475
----------------------------------------------------------------------
Roundy's, Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 8.88%, 06/15/12                        140,000        138,950
======================================================================
                                                               215,425
======================================================================

Forest Products-1.93%

Louisiana-Pacific Corp.
  Sr. Unsec. Notes, 8.50%, 08/15/05             130,000        134,550
----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.88%, 11/15/08       100,000        108,500
----------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 9.88%, 05/15/08      250,000        241,250
======================================================================
                                                               484,300
======================================================================

General Merchandise Stores-0.74%

Pantry, Inc. (The), Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 10/15/07                       210,000        185,850
======================================================================

Health Care Distributors & Services-0.57%

AmerisourceBergen Corp., Sr. Notes, 7.25%,
  11/15/12 (Acquired 11/12/02; Cost
  $70,000)(a)                                    70,000         72,275
----------------------------------------------------------------------
NDCHealth Corp., Sr. Sub. Notes, 10.50%,
  12/01/12 (Acquired 11/18/02-11/21/02; Cost
  $69,688)(a)                                    70,000         70,525
======================================================================
                                                               142,800
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

Health Care Equipment-1.85%

CONMED Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.00%, 03/15/08                              $110,000    $   114,950
----------------------------------------------------------------------
Medquest Inc., Sr. Sub. Notes, 11.88%,
  08/15/12 (Acquired 08/08/02; Cost
  $117,445)(a)                                  120,000        119,400
----------------------------------------------------------------------
Radiologix, Inc.-Series B, Sr. Unsec. Gtd.
  Notes, 10.50%, 12/15/08                        85,000         66,725
----------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09                               150,000        164,250
======================================================================
                                                               465,325
======================================================================

Health Care Facilities-3.41%

Hanger Orthopedic Group, Inc.
  Sr. Gtd. Sub. Notes, 11.25%, 06/15/09         250,000        258,750
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 10.38%, 02/15/09        50,000         52,250
----------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Sub. Notes,
  9.50%, 06/15/09                               250,000        260,000
----------------------------------------------------------------------
Triad Hospitals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 8.75%, 05/01/09                    75,000         80,625
----------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Notes, 10.00%,
  12/15/11                                      200,000        206,000
======================================================================
                                                               857,625
======================================================================

Health Care Supplies-0.65%

DJ Orthopedics LLC, Sr. Unsec. Gtd. Sub.
  Notes, 12.63%, 06/15/09                       165,000        164,175
======================================================================

Home Furnishings-0.84%

Sealy Mattress Co.-Series B, Sr. Gtd. Sub.
  Notes, 9.88%, 12/15/07                        190,000        185,250
----------------------------------------------------------------------
Winsloew Furniture, Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 12.75%, 08/15/07              30,000         24,750
======================================================================
                                                               210,000
======================================================================

Homebuilding-3.14%

Beazer Homes USA, Inc., Sr. Unsec. Gtd. Notes
  8.38%, 04/15/12                                80,000         82,800
----------------------------------------------------------------------
K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                  105,000        113,400
----------------------------------------------------------------------
Schuler Homes, Inc., Sr. Unsec. Gtd. Notes,
  9.00%, 04/15/08                               200,000        205,000
----------------------------------------------------------------------
  10.50%, 07/15/11                               50,000         51,250
----------------------------------------------------------------------
Technical Olympic USA, Inc., Sr. Notes,
  9.00%, 07/01/10 (Acquired 06/14/02; Cost
  $175,000)(a)                                  175,000        169,750
----------------------------------------------------------------------
WCI Communities Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.63%, 02/15/11                       170,000        165,750
======================================================================
                                                               787,950
======================================================================

Hotels, Resorts & Cruise Lines-3.37%

HMH Properties Inc., Sr. Sec. Gtd. Notes,
  7.88%, 08/01/08                                55,000         53,350
----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
Hotels, Resorts & Cruise Lines-(Continued)

Intrawest Corp. (Canada), Sr. Unsec. Yankee
  Notes, 10.50%, 02/01/10                      $255,000    $   266,475
----------------------------------------------------------------------
John Q. Hammons Hotels, Inc., Sr. 1st
  Mortgage Notes, 8.88%, 05/15/12                80,000         81,000
----------------------------------------------------------------------
Kerzner International Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Notes, 8.88%, 08/15/11       125,000        128,750
----------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia), Sr.
  Unsec. Unsub. Notes, 8.75%, 02/02/11          200,000        184,000
----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Notes, 7.88%, 05/01/12 (Acquired 04/11/02;
  Cost $134,302)(a)                             135,000        133,988
======================================================================
                                                               847,563
======================================================================

Household Appliances-0.39%

Salton, Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.75%, 12/15/05                              100,000         98,000
======================================================================

Industrial Gases-0.68%

Constar International Inc., Sr. Sub. Notes,
  11.00%, 12/01/12                              170,000        169,575
======================================================================

Industrial Machinery-0.50%

Actuant Corp., Sr. Unsec. Gtd. Sub. Notes,
  13.00%, 05/01/09                               17,000         19,975
----------------------------------------------------------------------
Manitowoc Co. Inc. (The), Sr. Sub. Notes,
  10.50%, 08/01/12 (Acquired
  08/02/02-11/04/02; Cost $65,063)(a)            65,000         67,925
----------------------------------------------------------------------
National Waterworks Inc., Sr. Sub. Notes,
  10.50%, 12/01/12 (Acquired 11/14/02; Cost
  $35,000)(a)                                    35,000         36,925
======================================================================
                                                               124,825
======================================================================

Integrated Oil & Gas-1.22%

El Paso Energy Partners, L.P.,
  Sr. Unsec. Gtd. Sub. Notes, 8.50%, 06/01/11
    (Acquired 05/14/02-10/11/02; Cost
    $231,356)(a)                                240,000        222,000
----------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Sub. Notes,
    8.50%, 06/01/11                              90,000         83,250
======================================================================
                                                               305,250
======================================================================

Integrated Telecommunication Services-1.25%

Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10                                      180,000        105,300
----------------------------------------------------------------------
PTC International Finance II S.A.
  (Luxembourg), Sr. Unsec. Gtd. Sub. Yankee
  Notes, 11.25%, 12/01/09                       195,000        207,675
======================================================================
                                                               312,975
======================================================================

Leisure Facilities-1.12%

Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%,
  12/01/12                                      100,000        100,250
----------------------------------------------------------------------

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
Leisure Facilities-(Continued)

Six Flags, Inc., Sr. Unsec. Notes,
  9.50%, 02/01/09                              $ 45,000    $    43,538
----------------------------------------------------------------------
  9.75%, 06/15/07                               140,000        137,200
======================================================================
                                                               280,988
======================================================================

Marine-0.14%

Stena A.B. (Sweden), Sr. Notes, 9.63%,
  12/01/12 (Acquired 11/22/02; Cost
  $35,000)(a)                                    35,000         36,225
======================================================================

Metal & Glass Containers-2.56%

AEP Industries Inc., Sr. Unsec. Sub. Notes,
  9.88%, 11/15/07                                30,000         28,650
----------------------------------------------------------------------
Anchor Glass Container Corp., Sr. Sec. Sub.
  First Mortgage Notes, 11.25%, 04/01/05        100,000         98,500
----------------------------------------------------------------------
Ball Corp., Sr. Notes, 6.88%, 12/15/12
  (Acquired 12/05/02; Cost $45,000)(a)           45,000         45,450
----------------------------------------------------------------------
Greif Brothers Corp., Sr. Unsec. Gtd. Sub.
  Notes, 8.88%, 08/01/12                        150,000        159,750
----------------------------------------------------------------------
Jarden Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.75%, 05/01/12                               110,000        112,750
----------------------------------------------------------------------
Owens-Brockway, Sr. Sec. Notes, 8.75%,
  11/15/12 (Acquired 11/05/02; Cost
  $100,000)(a)                                  100,000        102,000
----------------------------------------------------------------------
Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Notes, 10.75%, 09/01/11                        85,000         90,100
----------------------------------------------------------------------
Stone Container Corp., Sr. Unsec. Notes,
  8.38%, 07/01/12                                 5,000          5,150
======================================================================
                                                               642,350
======================================================================

Movies & Entertainment-0.99%

AMC Entertainment Inc., Sr. Unsec. Sub.
  Notes, 9.50%, 02/01/11                        250,000        247,500
======================================================================

Multi-Utilities & Unregulated Power-0.27%

Transcontinental Gas Pipe Line, Notes, 6.13%,
  01/15/05                                       70,000         67,200
======================================================================

Office Services & Supplies-0.28%

Falcon Products, Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 11.38%, 06/15/09             100,000         70,500
======================================================================

Oil & Gas Drilling-1.01%

Pride International, Inc., Sr. Unsec. Notes,
  10.00%, 06/01/09                              235,000        254,975
======================================================================

Oil & Gas Equipment & Services-1.38%

Grant Prideco Escrow Corp., Sr. Notes, 9.00%,
  12/15/09 (Acquired 11/25/02; Cost
  $50,000)(a)                                    50,000         52,250
----------------------------------------------------------------------
Hanover Equipment Trust-Series 2001-A, Sr.
  Sec. Notes, 8.50%, 09/01/08 (Acquired
  08/05/02-10/24/02; Cost $123,425)(a)          145,000        141,375
----------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Notes, 8.88%,
  05/15/11                                      150,000        153,750
======================================================================
                                                               347,375
======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

Oil & Gas Exploration & Production-2.22%

Chesapeake Energy Corp.
  Sr. Notes, 7.75%, 01/15/15 (Acquired
    12/13/02; Cost $59,416)(a)                 $ 60,000    $    60,000
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 8.38%, 11/01/08         50,000         52,125
----------------------------------------------------------------------
Comstock Resources, Inc., Sr. Unsec. Gtd.
  Notes, 11.25%, 05/01/07                        65,000         69,225
----------------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec. Sub. Notes,
  11.75%, 11/15/09                              245,000        253,575
----------------------------------------------------------------------
Swift Energy Co., Sr. Unsec. Sub. Notes,
  9.38%, 05/01/12                                50,000         48,750
----------------------------------------------------------------------
Westport Resources Corp., Sr. Sub. Notes,
  8.25%, 11/01/11 (Acquired 12/11/02; Cost
  $72,100)(a)                                    70,000         73,500
======================================================================
                                                               557,175
======================================================================

Oil & Gas Refining, Marketing &
  Transportation-1.51%

Tesoro Petroleum Corp., Sr. Unsec. Sub.
  Notes, 9.63%, 04/01/12                         25,000         16,375
----------------------------------------------------------------------
Texas Petrochemical Corp., Sr. Unsec. Sub.
  Notes, 11.13%, 07/01/06                       155,000         95,325
----------------------------------------------------------------------
Western Gas Resources, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 06/15/09                  250,000        268,750
======================================================================
                                                               380,450
======================================================================

Packaged Foods & Meats-0.23%

Dole Food Co., Inc., Sr. Unsec. Notes, 7.25%,
  05/01/09                                       60,000         57,150
======================================================================

Paper Packaging-0.53%

Graphic Packaging Corp., Unsec. Gtd. Sub.
  Notes, 8.63%, 02/15/12                        125,000        132,500
======================================================================

Paper Products-1.29%

Appleton Papers Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 12.50%, 12/15/08             115,000        126,500
----------------------------------------------------------------------
Tembec Industries Inc. (Canada), Sr. Unsec.
  Gtd. Yankee Notes, 7.75%, 03/15/12            200,000        198,000
======================================================================
                                                               324,500
======================================================================

Personal Products-1.64%

Armkel LLC, Sr. Sub. Notes, 9.50%, 08/15/09      70,000         76,125
----------------------------------------------------------------------
Elizabeth Arden, Inc., Sr. Sec. Notes,
  11.75%, 02/01/11                              190,000        195,700
----------------------------------------------------------------------
Herbalife International, Inc., Sr. Sub.
  Notes, 11.75%, 07/15/10 (Acquired
  06/21/02-10/18/02; Cost $133,469)(a)          140,000        140,000
======================================================================
                                                               411,825
======================================================================

Pharmaceuticals-1.64%

aaiPharma Inc., Sr. Sub. Unsec. Gtd. Notes,
  11.00%, 04/01/10                              240,000        241,200
----------------------------------------------------------------------

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
Pharmaceuticals-(Continued)

Biovail Corp. (Canada), Sr. Sub. Yankee
  Notes, 7.88%, 04/01/10                       $170,000    $   170,850
======================================================================
                                                               412,050
======================================================================

Publishing-1.41%

American Media Operations, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%, 05/01/09      150,000        156,000
----------------------------------------------------------------------
Dex Media East LLC, Sr. Notes, 9.88%,
  11/15/09 (Acquired 10/13/02; Cost
  $100,000)(a)                                  100,000        108,000
----------------------------------------------------------------------
PRIMEDIA Inc., Sr. Unsec. Gtd. Notes, 8.88%,
  05/15/11                                      100,000         91,250
======================================================================
                                                               355,250
======================================================================

Railroads-2.18%

Kansas City Southern Railway, Sr. Unsec. Gtd.
  Notes, 9.50%, 10/01/08                        200,000        221,000
----------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10             175,000        175,875
----------------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr. Unsec. Gtd.
  Disc. Yankee Deb., 11.75%, 06/15/09(c)        155,000        151,900
======================================================================
                                                               548,775
======================================================================

Real Estate-2.02%

Host Marriott LP-Series G, Sr. Gtd. Notes,
  9.25%, 10/01/07                               175,000        176,750
----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                               145,000        152,975
----------------------------------------------------------------------
MeriStar Hospitality Corp., Sr. Unsec. Gtd.
  Notes, 9.13%, 01/15/11                        155,000        135,625
----------------------------------------------------------------------
RFS Partnership LP, Sr. Unsec. Gtd. Notes,
  9.75%, 03/01/12                                40,000         41,000
======================================================================
                                                               506,350
======================================================================

Restaurants-0.35%

Perkins Family Restaurants, L.P.-Series B,
  Sr. Unsec. Notes, 10.13%, 12/15/07            100,000         88,500
======================================================================

Semiconductors-0.32%

ON Semiconductor Corp., Sr. Sec. Gtd. Notes,
  12.00%, 05/15/08 (Acquired
  05/01/02-06/11/02; Cost $104,986)(a)          110,000         80,850
======================================================================

Specialty Chemicals-1.06%

K & F Industries, Inc. Sr. Sub. Notes, 9.63%,
  12/15/10 (Acquired 12/13/02; Cost
  $40,000)(a)                                    40,000         41,000
----------------------------------------------------------------------
Macdermid Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.13%, 07/15/11                                50,000         53,750
----------------------------------------------------------------------
Millennium America, Inc.
  Sr. Notes, 9.25%, 06/15/08 (Acquired
    06/20/02; Cost $56,375)(a)                   55,000         57,613
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 9.25%, 06/15/08    50,000         52,313
----------------------------------------------------------------------
OM Group, Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 12/15/11                               115,000         62,675
======================================================================
                                                               267,351
======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

Specialty Stores-2.71%

Advance Stores Co., Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 10.25%, 04/15/08            $150,000    $   159,000
----------------------------------------------------------------------
CSK Auto, Inc., Sr. Unsec. Gtd. Notes,
  12.00%, 06/15/06                               80,000         86,000
----------------------------------------------------------------------
Petco Animal Supplies Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 11/01/11                  200,000        215,500
----------------------------------------------------------------------
Petro Stopping Centers LP, Sr. Unsec. Notes,
  10.50%, 02/01/07                               75,000         70,500
----------------------------------------------------------------------
United Rentals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 10.75%, 04/15/08                  150,000        149,250
======================================================================
                                                               680,250
======================================================================

Telecommunications Equipment-0.49%

Filtronic PLC (United Kingdom), Sr. Unsec.
  Yankee Notes, 10.00%, 12/01/05                135,000        123,525
======================================================================

Textiles-0.64%

Cabot Safety Corp., Sr. Sub. Notes, 12.50%,
  07/15/05                                      160,000        160,800
======================================================================

Trucking-1.81%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/01/09                  215,000        235,963
----------------------------------------------------------------------
North American Van Lines, Sr. Unsec. Gtd.
  Sub. Notes, 13.38%, 12/01/09                  220,000        218,350
======================================================================
                                                               454,313
======================================================================

Wireless Telecommunication Services-2.33%

AirGate PCS, Inc., Sr. Sub. Disc. Notes,
  13.50%, 10/01/09(c)(d)                        130,000         14,950
----------------------------------------------------------------------
Alamosa Holdings, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 12.88%, 02/15/10(c)                     45,000          8,325
----------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 14.00%, 10/01/10(c)                    120,000          9,000
----------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(c)                                   130,000          7,150
----------------------------------------------------------------------
IWO Holdings, Inc., Sr. Unsec. Gtd. Notes,
  14.00%, 01/15/11                              240,000         46,800
----------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 9.50%, 02/01/11                        240,000        220,800
----------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10                                      155,000         44,175
----------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                              150,000         82,125
----------------------------------------------------------------------
Spectrasite Holdings, Inc., Sr. Disc. Notes,
  12.00%, 07/15/08(c)                           145,000         47,125
----------------------------------------------------------------------
Spectrasite Holdings, Inc., Sr. Unsec. Disc.
  Notes, 11.25%, 04/15/09(c)                     30,000          9,150
----------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.38%, 01/15/11                               72,000         76,500
----------------------------------------------------------------------

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
Wireless Telecommunication Services-(Continued)

UbiquiTel Operating Co., Sr. Unsec. Gtd.
  Disc. Sub. Notes, 14.00%, 04/15/10(c)        $192,000    $    12,480
----------------------------------------------------------------------
US Unwired Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Disc. Notes, 13.38%, 11/01/09(c)          90,000          5,850
======================================================================
                                                               584,430
======================================================================
    Total Bonds & Notes (Cost $24,503,193)                  22,731,696
======================================================================

                                                SHARES
WARRANTS & OTHER EQUITY INTERESTS-0.96%

Broadcasting & Cable TV-0.94%

CSC Holdings Inc.-Series M, PIK Pfd.              2,500        235,000
----------------------------------------------------------------------
Knology, Inc.-Series D, Conv. Pfd. (Acquired
  11/07/02; Cost $0)(a)                           5,972              0
----------------------------------------------------------------------
ONO Finance PLC (United Kingdom)-Rts.,
  expiring 05/31/09(e)                              550              1
======================================================================
                                                               235,001
======================================================================

Construction Materials-0.00%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00; Cost $0)(a)(e)                220            110
======================================================================

General Merchandise Stores-0.01%

Travelcenters of America Inc.-Wts., expiring
  05/01/09 (Acquired 01/29/01; Cost $0)(a)(e)       300          3,075
======================================================================

Home Furnishings-0.00%

Winsloew Escrow Corp.-Wts., expiring 08/15/07
  (Acquired 12/06/99; Cost $0)(a)(e)                 30            315
======================================================================

Railroads-0.01%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(a)(e)                175          1,335
======================================================================

Wireless Telecommunication Services-0.00%

Horizon PCS, Inc.-Wts., expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(a)(e)                500              0
----------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(a)(e)                          100             25
----------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01-09/04/01; Cost
  $2,600)(a)(e)                                     240             60
----------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(a)(e)                          300              3
----------------------------------------------------------------------
Ubiquitel Inc.-Wts., expiring 04/15/10
  (Acquired 08/10/00; Cost $0)(a)(e)                300            113
======================================================================
                                                                   201
======================================================================
    Total Warrants & Other Equity Interests
      (Cost $261,725)                                          240,037
======================================================================

                            AIM V.I. HIGH YIELD FUND

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

MONEY MARKET FUNDS-6.40%

STIC Liquid Assets Portfolio(f)                 804,499    $   804,499
----------------------------------------------------------------------
STIC Prime Portfolio(f)                         804,499        804,499
======================================================================
    Total Money Market Funds (Cost
      $1,608,998)                                            1,608,998
======================================================================
TOTAL INVESTMENTS-97.83% (Cost $26,373,916)                 24,580,731
======================================================================
OTHER ASSETS LESS LIABILITIES-2.17%                            545,237
======================================================================
NET ASSETS-100.00%                                         $25,125,968
______________________________________________________________________
======================================================================

Investment Abbreviations:

Conv.   - Convertible
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
PIK     - Payment in Kind
Rts.    - Rights
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/02 was $2,842,696, which represented 11.31% of the Fund's net assets. Of these securities, less than 0.00% of the Fund's net assets are considered to be illiquid.
(b) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(c) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(d) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(e) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                            AIM V.I. HIGH YIELD FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost $26,373,916)  $24,580,731
------------------------------------------------------------
Receivables for:
  Investments sold                                    43,840
------------------------------------------------------------
  Fund shares sold                                     1,499
------------------------------------------------------------
  Dividends and interest                             576,489
------------------------------------------------------------
Investment for deferred compensation plan             19,437
============================================================
     Total assets                                 25,221,996
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                              38,636
------------------------------------------------------------
  Deferred compensation plan                          19,437
------------------------------------------------------------
Accrued administrative services fees                  17,990
------------------------------------------------------------
Accrued distribution fees -- Series II                    38
------------------------------------------------------------
Accrued transfer agent fees                            1,765
------------------------------------------------------------
Accrued operating expenses                            18,162
============================================================
     Total liabilities                                96,028
============================================================
Net assets applicable to shares outstanding      $25,125,968
____________________________________________________________
============================================================


NET ASSETS:

Series I                                         $24,983,652
____________________________________________________________
============================================================
Series II                                        $   142,316
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           4,998,679
____________________________________________________________
============================================================
Series II                                             28,496
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      5.00
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      4.99
____________________________________________________________
============================================================


Statement of Operations
For the year ended December 31, 2002

INVESTMENT INCOME:

Interest                                         $ 3,034,659
------------------------------------------------------------
Dividends                                             28,032
------------------------------------------------------------
Dividends from affiliated money market funds          15,871
============================================================
    Total investment income                        3,078,562
============================================================

EXPENSES:

Advisory fees                                        167,345
------------------------------------------------------------
Administrative services fees                         117,619
------------------------------------------------------------
Custodian fees                                        20,713
------------------------------------------------------------
Distribution fees -- Series II                           114
------------------------------------------------------------
Transfer agent fees                                    9,753
------------------------------------------------------------
Trustees' fees                                         8,520
------------------------------------------------------------
Other                                                 24,769
============================================================
    Total expenses                                   348,833
============================================================
Less: Fees waived and expenses reimbursed               (203)
------------------------------------------------------------
    Expenses paid indirectly                            (276)
============================================================
    Net expenses                                     348,354
============================================================
Net investment income                              2,730,208
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                      (8,153,576)
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                            3,638,095
============================================================
Net gain (loss) from investment securities        (4,515,481)
============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(1,785,273)
____________________________________________________________
============================================================

See Notes to Financial Statements.
                            AIM V.I. HIGH YIELD FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002           2001
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  2,730,208    $ 3,307,145
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (8,153,576)    (6,354,746)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   3,638,095      1,271,997
=========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (1,785,273)    (1,775,604)
=========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                              --     (3,500,180)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (2,028,474)     7,923,261
-----------------------------------------------------------------------------------------
  Series II                                                        141,011             --
=========================================================================================
    Net increase (decrease) in net assets                       (3,672,736)     2,647,477
=========================================================================================

NET ASSETS:

  Beginning of year                                             28,798,704     26,151,227
=========================================================================================
  End of year                                                 $ 25,125,968    $28,798,704
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 42,267,377    $44,154,693
-----------------------------------------------------------------------------------------
  Undistributed net investment income                            2,543,233       (308,871)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (17,891,457)    (9,615,838)
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (1,793,185)    (5,431,280)
=========================================================================================
                                                              $ 25,125,968    $28,798,704
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.
                            AIM V.I. HIGH YIELD FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore,

                            AIM V.I. HIGH YIELD FUND
     no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $157.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $117,619 of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $6,074 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. Pursuant to the master distribution agreement for the period March 26, 2002 (date sales commenced) through December 31, 2002, the Series II shares paid $68 after plan fees reimbursed by AIM Distributors of $46.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $276 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $276.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                          2002        2001
-------------------------------------------------------------
Distributions paid from ordinary income  $   --    $3,500,180
_____________________________________________________________
=============================================================

Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                    $  2,569,755
-------------------------------------------------------------
Unrealized appreciation
  (depreciation) -- investments                    (1,944,866)
-------------------------------------------------------------
Temporary book/tax differences                        (25,760)
-------------------------------------------------------------
Capital loss carryforward                         (17,135,207)
-------------------------------------------------------------
Post-October capital loss deferral                   (605,331)
-------------------------------------------------------------
Shares of beneficial interest                      42,267,377
=============================================================
                                                 $ 25,125,968
_____________________________________________________________
=============================================================

                            AIM V.I. HIGH YIELD FUND

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, bond premium amortization and defaulted bond adjustments.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2006                              $   247,107
-----------------------------------------------------------
December 31, 2007                                  545,518
-----------------------------------------------------------
December 31, 2008                                2,010,706
-----------------------------------------------------------
December 31, 2009                                5,842,381
-----------------------------------------------------------
December 31, 2010                                8,489,495
===========================================================
                                               $17,135,207
___________________________________________________________
===========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $18,703,328 and $19,351,646, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $   856,962
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (2,801,828)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                           $(1,944,866)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $26,525,597.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of bond premium amortization and defaulted bond adjustments on December 31, 2002, undistributed net investment income was increased by $121,896, undistributed net realized gains decreased by $122,043 and shares of beneficial interest increased by $147. This reclassification had no effect on the net assets of the Fund.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                        2002                          2001
                                                              -------------------------    --------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,454,744    $ 7,353,977     2,277,266    $ 14,617,884
---------------------------------------------------------------------------------------------------------------------
  Series II*                                                      33,073        162,657            --              --
=====================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                            --             --       660,415       3,500,180
=====================================================================================================================
Reacquired:
  Series I                                                    (1,877,404)    (9,382,451)   (1,633,796)    (10,194,803)
---------------------------------------------------------------------------------------------------------------------
  Series II*                                                      (4,577)       (21,646)           --              --
=====================================================================================================================
                                                                (394,164)   $(1,887,463)    1,303,885    $  7,923,261
_____________________________________________________________________________________________________________________
=====================================================================================================================

* Series II shares commenced sales on March 26, 2002.

                            AIM V.I. HIGH YIELD FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                          SERIES I
                                                            ---------------------------------------------------------------------
                                                                                                                 MAY 1, 1998
                                                                                                                 (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                   COMMENCED) TO
                                                            ----------------------------------------------       DECEMBER 31,
                                                             2002          2001          2000       1999            1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  5.31       $  6.35       $  9.02    $  8.84            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.51(a)       0.70(b)       0.91       1.03(a)           0.39
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (0.82)        (1.01)        (2.64)     (0.10)            (1.15)
=================================================================================================================================
    Total from investment operations                          (0.31)        (0.31)        (1.73)      0.93             (0.76)
=================================================================================================================================
Less dividends from net investment income                        --         (0.73)        (0.94)     (0.75)            (0.40)
=================================================================================================================================
Net asset value, end of period                              $  5.00       $  5.31       $  6.35    $  9.02            $ 8.84
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                               (5.84)%       (4.85)%      (19.14)%    10.52%            (7.61)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $24,984       $28,799       $26,151    $25,268            $7,966
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             1.30%(d)      1.21%         1.13%      1.14%             1.13%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          1.30%(d)      1.29%         1.19%      1.42%             2.50%(e)
=================================================================================================================================
Ratio of net investment income to average net assets          10.20%(d)     11.39%(b)     11.44%     11.07%             9.75%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          74%           64%           72%       127%               39%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.71 and the ratio of net investment income to average net assets would have been 11.44%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $26,729,639.
(e)  Annualized.


                                                                SERIES II
                                                              --------------
                                                              MARCH 26, 2002
                                                              (DATE SALES
                                                              COMMENCED) TO
                                                              DECEMBER 31,
                                                                 2002
----------------------------------------------------------------------------
Net asset value, beginning of period                              $ 5.27
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.38(a)
----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (0.66)
============================================================================
    Total from investment operations                               (0.28)
============================================================================
Net asset value, end of period                                    $ 4.99
____________________________________________________________________________
============================================================================
Total return(b)                                                    (5.31)%
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $  142
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                       1.45%(c)
----------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                    1.55%(c)
============================================================================
Ratio of net investment income to average net assets               10.05%(c)
____________________________________________________________________________
============================================================================
Portfolio turnover rate                                               74%
____________________________________________________________________________
============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are annualized and based on average daily net assets of $59,371.

                            AIM V.I. HIGH YIELD FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. High Yield Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. High Yield Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                            AIM V.I. HIGH YIELD FUND

Trustees and Officers

As of January 1, 2003

The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.             None
   Trustee                                            (registered investment company);
                                                      Director, Magellan Insurance Company;
                                                      Member of Advisor Board of Rotary Power
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                            AIM V.I. HIGH YIELD FUND

As of January 1, 2003


The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1993               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1993               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1993               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1993               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1818 Market Street
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2400
                          Houston, TX 77046         Houston, TX 77046         Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
3000 K N.W., Suite 500    & Frankel LLP             Inc.                      Trust Company
Washington, D.C. 20007    919 Third Avenue          P.O. Box 4739             225 Franklin Street
                          New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

                            AIM V.I. HIGH YIELD FUND

                       AIM V.I. INTERNATIONAL GROWTH FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FOREIGN STOCKS CHALLENGED BY SLOWING GLOBAL ECONOMY

Disappointing equity markets knew few borders this year. Rising local currency values, however, helped boost international fund returns. Given this environment, for the year ended December 31, 2002, AIM V.I. International
Growth Fund Series I shares returned -15.67%, while Series II shares returned -15.89%.*
    Over the same time period, the fund tracked both its broad-market benchmark, the MSCI EAFE Index, and its style-specific benchmark, the MSCI EAFE Growth Index, which returned -15.94% and -16.02%, respectively. The fund's peer group, the Lipper International Fund Index, returned -13.83%. By comparison, the Standard & Poor's 500--an unmanaged index of common stocks frequently used as a general measure of U.S. stock performance--returned -22.09%.

RELEVANT MARKET CONDITIONS
Returns varied significantly by region. For instance, some emerging Asian markets posted positive returns for the period; most European markets did not.

Europe: European markets were largely lower, hard hit by weak economic data, rising unemployment figures, and disappointing corporate earnings. European markets became increasingly volatile as the heavy equity exposure of the region's largest insurance companies forced them to sell stock holdings to maintain their legal solvency levels. Media and technology stocks also declined during the year.
    On a positive note, many European currencies appreciated against the U.S. dollar last year, including the British pound (up 10.7%) and the euro (up 18%). This meant U.S. investor returns received a boost when translated back into dollars. The European Central Bank also provided some good news in December in the form of an interest rate reduction. This rate cut and the possibility of future rate reductions could help stimulate growth in the region.

Asia: Although a decline in information technology spending would eventually weigh on Asian (ex-Japan) markets, the region showed strong economic momentum early in the year. For the year, Asian markets (ex-Japan) were the best performers in the world, with a few posting positive returns and the group as a whole down much less than European and U.S. markets. Japan--Asia's largest economy--experienced an export-driven rebound in the first half of the year, but the market sold off in the second, due to continued uncertainties over bank reform and a deteriorating economic outlook. However, the Japanese yen strengthened against the dollar this year despite efforts by the government to weaken the currency.

FUND STRATEGIES AND TECHNIQUES
On a sector basis, we increased our exposure to energy and consumer staples during the year as we found the best growth opportunities there. While we decreased our exposure to the financial sector this year, we did find success in certain bank stocks, including Banco Popular Espanol, a Spanish retail bank which has benefited from its restructuring efforts and the strength of the Spanish economy. While we decreased our telecommunications exposure for much of the year, we recently began adding more European telecommunications names to the portfolio. Companies in this sector are now focusing on cash flow, while cutting back on

PORTFOLIO COMPOSITION
as of 12/31/02, based on total net assets

===========================================================================================================================
TOP 10 EQUITY HOLDINGS                                             TOP 10 Industries
---------------------------------------------------------------------------------------------------------------------------
 1. ENI S.p.A. (Italy)                                      2.8%   1. Banks                                            13.7%

 2. Reckitt Benckiser PLC (United Kingdom)                  2.7    2. Pharmaceuticals                                  10.4

 3. Altana A.G. (Germany)                                   2.6    3. Integrated Oil & Gas                              8.9

 4. Teva Pharmaceutical Industries Ltd.- ADR (Israel)       2.6    4. Automobile Manufacturers                          6.9

 5. Banco Popular Espanol S.A. (Spain)                      2.5    5. Electronic Equipment & Instruments                6.6

 6. Total Fina Elf S.A. (France)                            2.4    6. Household Products                                3.6

 7. Loblaw Cos. Ltd. (Canada)                               2.3    7. Food Retail                                       3.6

 8. Bank of Ireland (Ireland)                               2.1    8. Integrated Telecommunication Services             3.4

 9. Unilever PLC (United Kingdom)                           1.9    9. Packaged Foods & Meats                            2.8

10. Infosys Technologies Ltd. (India)                       1.9    10. Tobacco                                          2.6


===========================================================================================================================
TOP 10 COUNTRIES
---------------------------------------------------------------------------------------------------------------------------
1       Japan                16.9%
2       United Kingdom       16.7
3       France               11.1
4       Canada                9.6
5       Italy                 6.8
6       Spain                 5.6
7       Germany               4.9
8       Ireland               3.3
9       Netherlands           3.0
10      South Korea           2.8

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                       AIM V.I. INTERNATIONAL GROWTH FUND

================================================================================
RESULTS OF A $10,000 INVESTMENT
5/5/93-12/31/02
Index data from 4/30/93-12/31/02

                                  [LINE CHART]

Source: Lipper, Inc.

INDEX PERFORMANCE     VI INT'L GROWTH -                                       LIPPER INTERNATIONAL
IS FROM 04/30/1993    SERIES I            MSCI EAFE     MSCI EAFE GROWTH      FUND IX

      5/5/1993             10000            10000              10000                 10000
     5/31/1993             10190            10211              10294                 10231
     6/30/1993             9880             10052              10200                 10029
     7/31/1993             9931             10404              10498                 10347
     8/31/1993             10611            10965              11035                 11032
     9/30/1993             10661            10719              10765                 10992
    10/31/1993             11241            11049              11104                 11535
    11/30/1993             10910            10083              10015                 11077
    12/31/1993             11890            10811              10606                 12188
     1/31/1994             12490            11725              11404                 12947
     2/28/1994             12121            11692              11317                 12635
     3/31/1994             11561            11188              10760                 12056
     4/30/1994             11931            11662              11205                 12376
     5/31/1994             11801            11596              11075                 12357
     6/30/1994             11620            11759              11180                 12162
     7/31/1994             12041            11872              11278                 12536
     8/31/1994             12340            12153              11534                 12970
     9/30/1994             12070            11771              11149                 12636
    10/31/1994             12430            12163              11461                 12862
    11/30/1994             11750            11578              10945                 12261
    12/31/1994             11698            11651              11087                 12098
     1/31/1995             11057            11203              10661                 11498
     2/28/1995             11328            11171              10657                 11495
     3/31/1995             11739            11868              11327                 11797
     4/30/1995             12100            12314              11828                 12231
     5/31/1995             12411            12167              11691                 12351
     6/30/1995             12671            11954              11449                 12398
     7/31/1995             13383            12699              12180                 13080
     8/31/1995             13093            12215              11667                 12859
     9/30/1995             13334            12454              11934                 13073
    10/31/1995             13274            12119              11612                 12801
    11/30/1995             13314            12456              11931                 12935
    12/31/1995             13716            12957              12347                 13310
     1/31/1996             14067            13011              12355                 13624
     2/29/1996             14358            13055              12397                 13682
     3/31/1996             14630            13332              12695                 13896
     4/30/1996             15102            13720              13002                 14349
     5/31/1996             15182            13467              12730                 14333
     6/30/1996             15504            13543              12775                 14463
     7/31/1996             14741            13147              12361                 13976
     8/31/1996             15102            13176              12373                 14158
     9/30/1996             15534            13526              12712                 14475
    10/31/1996             15485            13389              12607                 14417
    11/30/1996             16228            13921              13010                 15095
    12/31/1996             16468            13742              12773                 15229
     1/31/1997             16438            13261              12241                 15249
     2/28/1997             16629            13478              12429                 15525
     3/31/1997             16508            13527              12503                 15607
     4/30/1997             16478            13599              12628                 15676
     5/31/1997             17475            14484              13370                 16560
     6/30/1997             18391            15282              14148                 17355
     7/31/1997             19135            15529              14487                 17912
     8/31/1997             17484            14369              13370                 16620
     9/30/1997             19035            15174              14253                 17687
    10/31/1997             17394            14007              12905                 16345
    11/30/1997             17444            13864              12877                 16208
    12/31/1997             17610            13985              13043                 16334
      01/31/98             17784            14624              13632                 16729
      02/28/98             18967            15563              14537                 17792
      03/31/98             20139            16042              14734                 18758
      04/30/98             20447            16169              14881                 19046
      05/31/98             20848            16090              14777                 19085
      06/30/98             20921            16212              14981                 18919
      07/31/98             21281            16376              15048                 19208
      08/31/98             18434            14347              13432                 16444
      09/30/98             18032            13906              13055                 15933
      10/31/98             18834            15355              14378                 17104
      11/30/98             19637            16142              15074                 17960
      12/31/98             20340            16778              15939                 18402
      01/31/99             20651            16727              16022                 18515
      02/28/99             19738            16329              15502                 18039
      03/31/99             20050            17010              15711                 18639
      04/30/99             20734            17699              15871                 19508
      05/31/99             20018            16787              15182                 18782
      06/30/99             21241            17442              15770                 19673
      07/31/99             21728            17960              16073                 20111
      08/31/99             21749            18027              16163                 20270
      09/30/99             22226            18209              16420                 20335
      10/31/99             23844            18892              17300                 21045
      11/30/99             26891            19547              18568                 22587
      12/31/99             31535            21302              20634                 25363
      01/31/00             29337            19950              19475                 23880
      02/29/00             32341            20486              20554                 25456
      03/31/00             31274            21281              20940                 25522
      04/30/00             28731            20162              19556                 23904
      05/31/00             26964            19670              18343                 23246
      06/30/00             28105            20439              18998                 24323
      07/31/00             27428            19583              17809                 23535
      08/31/00             28481            19753              17998                 23932
      09/30/00             26146            18791              16806                 22537
      10/31/00             24326            18347              16030                 21771
      11/30/00             22226            17659              15291                 20852
      12/31/00             23202            18286              15578                 21630
      01/31/01             23513            18277              15535                 21757
      02/28/01             20873            16906              13958                 20230
      03/31/01             19351            15779              12992                 18808
      04/30/01             20469            16875              13882                 19951
      05/31/01             20101            16280              13323                 19469
      06/30/01             19858            15614              12675                 18920
      07/31/01             19397            15330              12367                 18428
      08/31/01             18693            14942              11803                 18057
      09/30/01             16940            13428              10687                 16089
      10/31/01             17263            13772              11112                 16525
      11/30/01             17436            14280              11683                 17141
      12/31/01             17743            14364              11751                 17447
      01/31/02             17040            13602              11117                 16742
      02/28/02             17267            13697              11268                 16976
      03/31/02             17992            14504              11749                 17874
      04/30/02             18015            14533              11758                 17999
      05/31/02             18206            14717              11782                 18257
      06/30/02             17849            14131              11478                 17536
      07/31/02             16041            12737              10254                 15785
      08/31/02             16006            12707              10175                 15798
      09/30/02             14316            11343               9290                 14097
      10/31/02             14863            11952               9815                 14828
      11/30/02             15100            12494              10103                 15530
      12/31/02             14961            12075               9869                 15033

Past performance cannot guarantee comparable future results.

This growth chart uses a logarithmic scale, which means the price scale
(vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

======================================================================================================

                                  FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/02

SERIES I SHARES
Inception (5/5/93)                 4.26%
   5 Years                        -3.20
   1 Year                        -15.67

SERIES II SHARES*
Inception                          4.00%
   5 Years                        -3.44
   1 Year                        -15.89



*Performance shown for periods prior to the inception date of the Series II class of shares (9/19/01) reflects the historical results of the Series I class (inception date 5/5/93) adjusted to reflect the impact that the Series II class Rule 12b-1 plan would have had if the Series II class had then existed. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.
   AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
   AIM V.I. International Growth Fund is for shareholders who seek long-term growth of capital. The fund invests in a diversified portfolio of international equity securities of companies with strong earnings momentum.
    Effective May 1, 2002, AIM V.I. International Equity Fund was renamed AIM V.I. International Growth Fund.
    The unmanaged MSCI Europe, Australasia and the Far East (the EAFE(R)) Index is a group of foreign securities tracked by Morgan Stanley Capital International. The growth portion measures performance of companies with higher price/earnings ratios and higher forecasted growth values.
   The unmanaged Lipper International Fund Index represents an average of the performance of the 30 largest international funds tracked by Lipper, Inc., an independent mutual fund performance monitor, and is considered representative of international stocks.
   The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
   An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.
   In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
   International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
   DUE TO RECENT SIGNIFICANT MARKET VOLATILITY RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOU FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE

capital expenditures and debt.

   On a country basis, while we recognize Japan's beleaguered economic situation, we feel we can still find individual success stories in Japan either through select domestic companies or exporters. Toyota and Honda are good examples of the type of investment we seek in Japan: successful exporters using more Western-style management techniques. We also found good opportunities in the United Kingdom.
   We decreased our exposure to Germany, however, as it was one of the worst-performing markets in the world this year, suffering from a combination of high unemployment, industrial weakness and lower consumer spending.
   To give you more insight into the types of companies the fund owns, let's look at one stock that performed well for the fund and one that has recently declined but we feel still remains attractive.

o Infosys Technologies Ltd. is India's second-largest software exporter. The company continues to post good numbers and gain market share and is actually hiring new employees.

o Altana, a German pharmaceutical company, hampered fund performance as the delayed launch of a new drug disenchanted investors. We still find the company attractive, however, as its product pipeline compares favorably with those of other companies.

IN CLOSING
We know that market conditions in recent years have been largely disappointing. We want to assure you that your fund management team continues to work diligently to meet the fund's investment objective of long-term growth of capital.

                    PORTFOLIO MANAGEMENT TEAM AS OF 12/31/02

                          CLAS G. OLSSON, LEAD MANAGER

                         BARRETT K. SIDES, LEAD MANAGER

                                JASON T. HOLZER

                ASSISTED BY ASIA/PACIFIC AND EUROPE/CANADA TEAMS

Schedule of Investments

December 31, 2002


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.56%

Australia-2.00%

Amcor Ltd. (Paper Packaging)                     362,300   $  1,726,056
-----------------------------------------------------------------------
BHP Billiton Ltd. (Diversified Metals &
  Mining)                                        375,200      2,137,016
-----------------------------------------------------------------------
BHP Steel Ltd. (Steel)(a)                         48,860         88,559
-----------------------------------------------------------------------
James Hardie Industries N.V. (Construction
  Materials)                                     284,000      1,088,474
=======================================================================
                                                              5,040,105
=======================================================================

Canada-9.59%

Canadian National Railway Co. (Railroads)         82,500      3,424,994
-----------------------------------------------------------------------
Canadian Pacific Railway Ltd. (Railroads)        106,000      2,100,178
-----------------------------------------------------------------------
EnCana Corp. (Oil & Gas Exploration &
  Production)                                    108,800      3,375,693
-----------------------------------------------------------------------
Loblaw Cos. Ltd. (Food Retail) (Acquired
  11/10/00-11/14/02; Cost $5,580,868)(b)         170,700      5,809,793
-----------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                      40,300        881,514
-----------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)               74,000      2,302,086
-----------------------------------------------------------------------
Royal Bank of Canada (Banks)                      43,600      1,604,287
-----------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)       248,400      3,902,481
-----------------------------------------------------------------------
Thomson Corp. (The) (Publishing)                  29,600        790,739
=======================================================================
                                                             24,191,765
=======================================================================

Finland-0.31%

Nokia Oyj (Telecommunications Equipment)          50,000        795,186
=======================================================================

France-11.07%

Accor S.A. (Hotels, Resorts & Cruise Lines)       37,500      1,136,092
-----------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                    56,300      3,061,428
-----------------------------------------------------------------------
BNP Paribas S.A. (Banks)                          68,700      2,800,335
-----------------------------------------------------------------------
L'Oreal S.A. (Personal Products)                  10,400        792,057
-----------------------------------------------------------------------
Pernod Ricard (Distillers & Vinters)(a)           14,530      1,407,840
-----------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                  31,825      1,298,246
-----------------------------------------------------------------------
Publicis Groupe (Advertising)                     41,870        887,851
-----------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)(a)        72,390      3,402,895
-----------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)          58,150      3,555,753
-----------------------------------------------------------------------
Total Fina Elf S.A. (Integrated Oil & Gas)        42,825      6,118,450
-----------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)           61,650      3,475,308
=======================================================================
                                                             27,936,255
=======================================================================

Germany-4.94%

Altana A.G. (Pharmaceuticals)                    144,735      6,609,197
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

Germany-(Continued)

Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)                                  67,600   $  2,052,253
-----------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)       9,170      3,811,978
=======================================================================
                                                             12,473,428
=======================================================================

Hong Kong-1.22%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)                      178,000      1,158,364
-----------------------------------------------------------------------
CK Life Sciences International Holdings, Inc.
  (Biotechnology)(a)                               7,120          1,278
-----------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                     39,300      1,023,765
-----------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)                      151,000        894,557
=======================================================================
                                                              3,077,964
=======================================================================

India-1.92%

Infosys Technologies Ltd. (IT Consulting &
  Services)                                       48,779      4,853,638
=======================================================================

Ireland-3.33%

Allied Irish Banks PLC (Banks)                    89,000      1,200,547
-----------------------------------------------------------------------
Bank of Ireland (Banks)                          507,600      5,216,632
-----------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)            50,500      1,977,580
=======================================================================
                                                              8,394,759
=======================================================================

Israel-2.59%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                              169,000      6,525,090
=======================================================================

Italy-6.85%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A. (Highways & Railtracks)      424,200      4,221,481
-----------------------------------------------------------------------
Banco Popolare di Verona e Novara Scrl
  (Banks)                                        262,100      2,924,733
-----------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)                441,700      7,024,670
-----------------------------------------------------------------------
UniCredito Italiano S.p.A. (Banks)               775,600      3,102,049
=======================================================================
                                                             17,272,933
=======================================================================

Japan-16.88%

Canon Inc. (Office Electronics)                   95,000      3,575,247
-----------------------------------------------------------------------
Eisai Co., Ltd. (Pharmaceuticals)                 37,000        830,183
-----------------------------------------------------------------------
Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (Acquired
  09/07/01-09/11/01; Cost $2,646,839)(b)         132,000      3,017,302
-----------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL GROWTH FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
Japan-(Continued)

Hirose Electric Co., Ltd. (Electronic
  Equipment & Instruments)                        39,400   $  3,005,380
-----------------------------------------------------------------------
Honda Motor Co., Ltd. (Automobile
  Manufacturers)                                  59,300      2,191,766
-----------------------------------------------------------------------
Hoya Corp. (Electronic Equipment &
  Instruments)                                    67,700      4,736,578
-----------------------------------------------------------------------
Kao Corp. (Household Products)                    95,000      2,083,561
-----------------------------------------------------------------------
Keyence Corp. (Electronic Equipment &
  Instruments)                                    18,200      3,164,218
-----------------------------------------------------------------------
Nidec Corp. (Electronic Equipment &
  Instruments)                                    29,700      1,850,389
-----------------------------------------------------------------------
Nissan Motor Co., Ltd. (Automobile
  Manufacturers)                                 306,700      2,391,111
-----------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)          139,600      3,972,620
-----------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)             152,000      2,491,635
-----------------------------------------------------------------------
Rohm Co. Ltd. (Semiconductors)(a)                 12,600      1,602,913
-----------------------------------------------------------------------
SEGA Corp. (Consumer Electronics)(a)             156,700      1,543,582
-----------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)     87,700      2,355,403
-----------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)       101,300      1,731,332
-----------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               70,400      2,038,948
=======================================================================
                                                             42,582,168
=======================================================================

Mexico-2.06%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           74,736      1,073,209
-----------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de C.V.-
  Class B (Banks)(a)                           2,098,300      1,600,535
-----------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-Series L-ADR
  (Integrated Telecommunication Services)         35,836      1,146,035
-----------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (General Merchandise Stores)                   714,500      1,389,727
=======================================================================
                                                              5,209,506
=======================================================================

Netherlands-2.99%

Koninklijke (Royal) KPN N.V. (Integrated
  Telecommunications Services)(a)                456,700      2,972,409
-----------------------------------------------------------------------
VNU N.V. (Publishing)                             98,200      2,561,673
-----------------------------------------------------------------------
Wolters Kluwer N.V.-Dutch Ctfs. (Publishing)     115,200      2,007,458
=======================================================================
                                                              7,541,540
=======================================================================

Portugal-1.18%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunication Services)                    432,900      2,976,561
=======================================================================

Singapore-0.00%

United Overseas Bank Ltd. (Banks)                      1              7
=======================================================================

South Korea-2.80%

Kookmin Bank (Banks)                              71,020      2,514,936
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

South Korea-(Continued)

Kookmin Bank-ADR (Banks)                          17,500   $    618,625
-----------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)                        14,900      3,944,690
=======================================================================
                                                              7,078,251
=======================================================================

Spain-5.57%

Altadis, S.A. (Tobacco)                          127,740      2,915,227
-----------------------------------------------------------------------
Banco Popular Espanol S.A. (Banks)               154,600      6,324,494
-----------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail) (Acquired 06/05/01-11/04/02; Cost
  $2,901,810)(b)                                 167,800      3,965,093
-----------------------------------------------------------------------
Repsol YPF, S.A. (Integrated Oil & Gas)(a)        64,000        846,518
=======================================================================
                                                             14,051,332
=======================================================================

Sweden-0.95%

Svenska Cellulosa A.B.-Class B (Paper
  Products)                                       71,100      2,407,311
=======================================================================

Switzerland-1.67%

Nestle S.A. (Packaged Foods & Meats)              10,200      2,162,675
-----------------------------------------------------------------------
UBS A.G. (Banks)                                  42,400      2,061,857
=======================================================================
                                                              4,224,532
=======================================================================

Taiwan-0.95%

Far Eastern Textile Ltd.-GDR (Industrial
  Machinery) (Acquired 11/12/99-11/15/99;
  Cost $230,556)(b)(c)                            19,347         67,328
-----------------------------------------------------------------------
Far Eastern Textile Ltd.-GDR REGS (Industrial
  Machinery)                                      32,210        112,091
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)(a)                   313,000      2,206,650
=======================================================================
                                                              2,386,069
=======================================================================

Thailand-0.01%

Siam Commercial Bank PCL (Banks)(a)               32,800         21,864
=======================================================================

United Kingdom-16.68%

BT Group PLC (Integrated Telecommunication
  Services)                                      452,000      1,420,596
-----------------------------------------------------------------------
Centrica PLC (Gas Utilities)                   1,142,000      3,147,458
-----------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)             214,000      3,638,848
-----------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                      114,100      1,631,199
-----------------------------------------------------------------------
Next PLC (Department Stores)                     113,450      1,346,713
-----------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)       354,900      6,892,721
-----------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                    1,225,700      4,346,148
-----------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)         189,780      4,551,463
-----------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                     360,900      2,379,074
-----------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL GROWTH FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
United Kingdom-(Continued)

Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                            85,500   $    547,773
-----------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)        363,275      2,227,860
-----------------------------------------------------------------------
Tesco PLC (Food Retail)                          473,700      1,481,163
-----------------------------------------------------------------------
Unilever PLC (Packaged Foods & Meats)            509,700      4,855,118
-----------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)                  1,071,000      1,954,904
-----------------------------------------------------------------------
William Morrison Supermarkets PLC (Food
  Retail)                                        479,000      1,667,581
=======================================================================
                                                             42,088,619
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $227,403,938)                         241,128,883
=======================================================================

MONEY MARKET FUNDS-3.78%

STIC Liquid Assets Portfolio(d)                4,762,632      4,762,632
-----------------------------------------------------------------------
STIC Prime Portfolio(d)                        4,762,632      4,762,632
=======================================================================
    Total Money Market Funds (Cost
      $9,525,264)                                             9,525,264
=======================================================================
TOTAL INVESTMENTS-99.34% (excluding
  investments purchased with cash collateral
  from securities loans) (Cost $236,929,202)                250,654,147
_______________________________________________________________________
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANS

MONEY MARKET FUNDS-17.43%

STIC Liquid Assets Portfolio(d)(e)             21,993,496  $ 21,993,496
-----------------------------------------------------------------------
STIC Prime Portfolio(d)(e)                     21,993,495    21,993,495
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loans)
      (Cost $43,986,991)                                     43,986,991
=======================================================================
TOTAL INVESTMENTS-116.77% (Cost
  $280,916,193)(f)                                          294,641,138
=======================================================================
OTHER ASSETS LESS LIABILITIES-(16.77)%                      (42,310,289)
=======================================================================
NET ASSETS-100.00%                                         $252,330,849
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Ctfs. - Certificates
GDR   - Global Depositary Receipt
Pfd.  - Preferred
REGS  - Regulation S

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/02 was $12,859,516, which represented 5.10% of the Fund's net assets. Of these securities, 0.03% of the Fund's net assets is considered to be illiquid.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees and may be considered illiquid.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.
(f) Lippo Bank security and Companhia Vale Do Rio Doce security were received through corporate actions and as of 12/31/02 they have no market value and no cost basis.

See Notes to Financial Statements.
                       AIM V.I. INTERNATIONAL GROWTH FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost
  $280,916,193)*                                 $294,641,138
-------------------------------------------------------------
Foreign currencies, at value (cost $30,077)            29,981
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,165,869
-------------------------------------------------------------
  Fund shares sold                                    161,095
-------------------------------------------------------------
  Dividends                                           667,476
-------------------------------------------------------------
Investment for deferred compensation plan              36,815
-------------------------------------------------------------
Other assets                                            1,578
=============================================================
    Total assets                                  296,703,952
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              134,099
-------------------------------------------------------------
  Deferred compensation plan                           36,815
-------------------------------------------------------------
  Collateral upon return of securities loaned      43,986,991
-------------------------------------------------------------
Accrued administrative services fees                  135,936
-------------------------------------------------------------
Accrued distribution fees -- Series II                  7,771
-------------------------------------------------------------
Accrued transfer agent fees                             4,908
-------------------------------------------------------------
Accrued operating expenses                             66,583
=============================================================
    Total liabilities                              44,373,103
=============================================================
Net assets applicable to shares outstanding      $252,330,849
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $247,579,932
_____________________________________________________________
=============================================================
Series II                                        $  4,750,917
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           19,818,243
_____________________________________________________________
=============================================================
Series II                                             381,645
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      12.49
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      12.45
_____________________________________________________________
=============================================================

* At December 31, 2002, securities with an aggregate market value of $42,060,548 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $503,941)                                      $  4,391,567
-------------------------------------------------------------
Dividends from affiliated money market funds          461,416
-------------------------------------------------------------
Interest                                                5,180
-------------------------------------------------------------
Security lending income                                30,168
=============================================================
    Total investment income                         4,888,331
=============================================================

EXPENSES:

Advisory fees                                       2,402,352
-------------------------------------------------------------
Administrative services fees                          713,741
-------------------------------------------------------------
Custodian fees                                        303,076
-------------------------------------------------------------
Distribution fees -- Series II                         21,354
-------------------------------------------------------------
Transfer agent fees                                    40,303
-------------------------------------------------------------
Trustees' fees                                         10,397
-------------------------------------------------------------
Other                                                  70,561
=============================================================
    Total expenses                                  3,561,784
=============================================================
Less: Fees waived and expenses reimbursed              (7,252)
-------------------------------------------------------------
    Expenses paid indirectly                              (45)
=============================================================
    Net expenses                                    3,554,487
=============================================================
Net investment income                               1,333,844
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           (39,366,045)
-------------------------------------------------------------
  Foreign currencies                                   90,964
=============================================================
                                                  (39,275,081)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (1,916,831)
-------------------------------------------------------------
  Foreign currencies                                   69,447
=============================================================
                                                   (1,847,384)
=============================================================
Net gain (loss) from investment securities and
  foreign currencies                              (41,122,465)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(39,788,621)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                       AIM V.I. INTERNATIONAL GROWTH FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002             2001
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   1,333,844    $  1,808,874
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (39,275,081)    (59,734,446)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 (1,847,384)    (39,141,363)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (39,788,621)    (97,066,935)
===========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                       (1,721,606)     (1,213,852)
-------------------------------------------------------------------------------------------
  Series II                                                        (128,621)           (878)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                               --      (9,492,226)
-------------------------------------------------------------------------------------------
  Series II                                                              --          (6,863)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (53,650,629)     17,970,375
-------------------------------------------------------------------------------------------
  Series II                                                        (281,070)        375,523
===========================================================================================
    Net increase (decrease) in net assets                       (95,570,547)    (89,434,856)
===========================================================================================

NET ASSETS:

  Beginning of year                                             347,901,396     437,336,252
===========================================================================================
  End of year                                                 $ 252,330,849    $347,901,396
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 357,683,858    $411,615,557
-------------------------------------------------------------------------------------------
  Undistributed net investment income                             1,371,560       1,796,978
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (120,499,342)    (81,133,296)
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           13,774,773      15,622,157
===========================================================================================
                                                              $ 252,330,849    $347,901,396
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.
                       AIM V.I. INTERNATIONAL GROWTH FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. International Growth Fund, formerly named AIM V.I. International Equity Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

                       AIM V.I. INTERNATIONAL GROWTH FUND

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $250 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $5,019.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $713,741 of which AIM retained $75,067 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $26,562 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $19,121 after plan fees reimbursed by AIM Distributors of $2,233.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $3,259 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $45 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $45.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At December 31, 2002, securities with an aggregate value of $42,060,548 were on loan to brokers. The loans were secured by cash collateral of $43,986,991 received by the Fund and subsequently invested in affiliated money market funds as follows: $21,993,496 in STIC Liquid Assets Portfolio and $21,993,495 in STIC Prime Portfolio. For the year ended December 31, 2002, the Fund received fees of $30,168 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                         2002          2001
---------------------------------------------------------------
Distributions paid from:
Ordinary income                       $1,850,227    $ 1,215,955
---------------------------------------------------------------
Long-term capital gain                        --      9,497,864
===============================================================
                                      $1,850,227    $10,713,819
_______________________________________________________________
===============================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                   $   1,429,741
-------------------------------------------------------------
Unrealized appreciation -- investments             10,573,489
-------------------------------------------------------------
Temporary book/tax differences                        (58,181)
-------------------------------------------------------------
Capital loss carryforward                        (112,849,132)
-------------------------------------------------------------
Post-October capital loss deferral                 (4,448,926)
-------------------------------------------------------------
Shares of beneficial interest                     357,683,858
=============================================================
                                                $ 252,330,849
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $49,828.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                        CAPITAL LOSS
EXPIRATION              CARRYFORWARD
-------------------------------------
December 31, 2005       $  4,875,195
-------------------------------------
December 31, 2006            531,810
-------------------------------------
December 31, 2007          1,051,669
-------------------------------------
December 31, 2008          1,361,405
-------------------------------------
December 31, 2009         59,139,792
-------------------------------------
December 31, 2010         45,889,261
=====================================
                        $112,849,132
_____________________________________
=====================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $211,181,811 and $260,045,434, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 24,822,441
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (14,298,780)
=============================================================
Net unrealized appreciation of investment
  securities                                     $ 10,523,661
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $284,117,477.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions on December 31, 2002, undistributed net investment income was increased by $90,965 and undistributed net realized gains (losses) decreased by $90,965. This reclassification had no effect on the net assets of the Fund.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                           2002                              2001
                                                              ------------------------------    -------------------------------
                                                                SHARES           AMOUNT            SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     90,761,628    $ 1,234,674,746     102,758,144    $ 1,708,284,020
-------------------------------------------------------------------------------------------------------------------------------
  Series II*                                                   51,994,896        669,355,587          26,232            393,590
===============================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        139,401          1,721,606         741,419         10,706,078
-------------------------------------------------------------------------------------------------------------------------------
  Series II*                                                       10,449            128,621             536              7,741
===============================================================================================================================
Reacquired:
  Series I                                                    (94,385,310)    (1,290,046,981)   (101,934,106)    (1,701,019,723)
-------------------------------------------------------------------------------------------------------------------------------
  Series II*                                                  (51,648,761)      (669,765,278)         (1,707)           (25,808)
===============================================================================================================================
                                                               (3,127,697)   $   (53,931,699)      1,590,518    $    18,345,898
_______________________________________________________________________________________________________________________________
===============================================================================================================================

* Series II shares commenced sales on September 19, 2001.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                          SERIES I
                                                              -----------------------------------------------------------------

                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                2002           2001           2000        1999           1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.91       $  20.12       $  29.29    $  19.62       $  17.13
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.06(a)        0.08(a)        0.18        0.08(a)        0.15
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (2.40)         (4.83)         (7.88)      10.59           2.50
===============================================================================================================================
    Total from investment operations                             (2.34)         (4.75)         (7.70)      10.67           2.65
===============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.08)         (0.05)         (0.06)      (0.19)         (0.16)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --          (0.41)         (1.41)      (0.81)            --
===============================================================================================================================
    Total distributions                                          (0.08)         (0.46)         (1.47)      (1.00)         (0.16)
===============================================================================================================================
Net asset value, end of period                                $  12.49       $  14.91       $  20.12    $  29.29       $  19.62
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 (15.67)%       (23.53)%       (26.40)%     55.04%         15.49%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $247,580       $347,528       $437,336    $454,060       $240,314
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                           1.09%(c)       1.05%          1.02%       0.97%          0.91%
===============================================================================================================================
Ratio of net investment income to average net assets              0.41%(c)       0.46%          0.83%       0.38%          0.80%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             71%           109%            88%         97%            76%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $316,794,532.

                       AIM V.I. INTERNATIONAL GROWTH FUND


                                                                          SERIES II
                                                              ----------------------------------
                                                                                 SEPTEMBER 19,
                                                                                    2001
                                                                YEAR             (DATE SALES
                                                                ENDED            COMMENCED)
                                                              DECEMBER 31,       TO DECEMBER 31,
                                                                2002                2001
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 14.90              $14.42
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.03(a)             0.01(a)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.40)               0.93
================================================================================================
    Total from investment operations                              (2.37)               0.94
================================================================================================
Less distributions:
  Dividends from net investment income                            (0.08)              (0.05)
------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --               (0.41)
================================================================================================
    Total distributions                                           (0.08)              (0.46)
================================================================================================
Net asset value, end of period                                  $ 12.45              $14.90
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                  (15.89)%              6.63%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 4,751              $  374
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.31%(c)            1.30%(d)
------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.34%(c)            1.30%(d)
================================================================================================
Ratio of net investment income to average net assets               0.19%(c)            0.22%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate                                              71%                109%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $8,541,502.
(d)  Annualized.

                       AIM V.I. INTERNATIONAL GROWTH FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. International Growth Fund, formerly AIM V.I. International Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. International Growth Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                       AIM V.I. INTERNATIONAL GROWTH FUND

Trustees and Officers

As of January 1, 2003

The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.             None
   Trustee                                            (registered investment company);
                                                      Director, Magellan Insurance Company;
                                                      Member of Advisor Board of Rotary Power
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                       AIM V.I. INTERNATIONAL GROWTH FUND

As of January 1, 2003


The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1993               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1993               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1993               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1993               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1818 Market Street
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2400
                          Houston, TX 77046         Houston, TX 77046         Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
3000 K N.W., Suite 500    & Frankel LLP             Inc.                      Trust Company
Washington, D.C. 20007    919 Third Avenue          P.O. Box 4739             225 Franklin Street
                          New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2002, 0% is eligible for the dividends received deduction for corporations.

                       AIM V.I. INTERNATIONAL GROWTH FUND

For the fiscal year ended December 31, 2002, the amount of income received by the fund from sources within foreign countries and possessions of the United States was $0.2426 per share (representing a total of $4,900,310). The amount of taxes paid by the fund to such countries for the fiscal year ended December 31, 2002 was $0.0245 per share (representing a total of $495,792). The following table provides a breakdown by country of ordinary income received and foreign taxes paid by the Fund during the fiscal year ended December 31, 2002:

COUNTRY                                                       GROSS INCOME %    FOREIGN TAX PAID %
--------------------------------------------------------------------------------------------------
  Australia                                                        2.85%               4.25%
--------------------------------------------------------------------------------------------------
  Brazil                                                           0.12%               0.01%
--------------------------------------------------------------------------------------------------
  Canada                                                           5.32%               8.68%
--------------------------------------------------------------------------------------------------
  Denmark                                                          0.70%               1.14%
--------------------------------------------------------------------------------------------------
  Finland                                                          0.65%               1.07%
--------------------------------------------------------------------------------------------------
  France                                                          19.12%               4.68%
--------------------------------------------------------------------------------------------------
  Germany                                                          4.94%               7.98%
--------------------------------------------------------------------------------------------------
  Hong Kong                                                        1.97%               0.00%
--------------------------------------------------------------------------------------------------
  India                                                            0.51%               1.15%
--------------------------------------------------------------------------------------------------
  Ireland                                                          4.03%               0.00%
--------------------------------------------------------------------------------------------------
  Israel                                                           0.79%               1.57%
--------------------------------------------------------------------------------------------------
  Italy                                                           13.25%              21.98%
--------------------------------------------------------------------------------------------------
  Japan                                                            3.64%               5.95%
--------------------------------------------------------------------------------------------------
  Mexico                                                           2.83%               0.00%
--------------------------------------------------------------------------------------------------
  The Netherlands                                                  1.33%               2.17%
--------------------------------------------------------------------------------------------------
  Portugal                                                         0.58%               0.48%
--------------------------------------------------------------------------------------------------
  South Korea                                                      0.22%               0.34%
--------------------------------------------------------------------------------------------------
  Spain                                                            4.52%               7.37%
--------------------------------------------------------------------------------------------------
  Sweden                                                           0.49%               0.79%
--------------------------------------------------------------------------------------------------
  Switzerland                                                      2.55%               4.17%
--------------------------------------------------------------------------------------------------
  Taiwan                                                           0.05%               0.10%
--------------------------------------------------------------------------------------------------
  United Kingdom                                                  20.42%              23.02%
--------------------------------------------------------------------------------------------------
  Various                                                          0.00%               3.10%
==================================================================================================
  Subtotal                                                        90.88%             100.00%
==================================================================================================
  United States                                                    9.12%               0.00%
==================================================================================================
  TOTAL                                                          100.00%             100.00%
__________________________________________________________________________________________________
==================================================================================================

                       AIM V.I. INTERNATIONAL GROWTH FUND

                        AIM V.I. MID CAP CORE EQUITY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT FISCAL YEAR
Total returns for the fiscal year ended December 31, 2002, were -11.10% for AIM V.I. Mid Cap Core Equity Fund Series I shares and -11.20% for Series II shares. Over the same period, the Lipper Mid-Cap Core Fund Index, the Russell Midcap Index and the S&P 500 returned -17.37%, -16.19% and -22.09%, respectively.
    From our perspective, 2002 was perhaps the most difficult year of the current bear market. It was certainly among the most disappointing. While mid-cap core stocks had previously been spared much of the brunt of the bear market, virtually all types of stocks sustained losses in 2002. Unfortunately, this trend took its toll on the fund's performance, although it still fared better than the market in general and mid-cap stocks in particular, as reflected in the one year returns.

RELEVANT MARKET CONDITIONS
Stocks remained in the grip of a protracted bear market for most of the fiscal year. Concerns about the accounting practices of a number of high-profile companies, mixed economic signals, anemic company earnings, the threat of additional terrorist attacks, and the possibility of war with Iraq weighed heavily on investors' minds for much of the reporting period. Except for scattered short-lived rallies, key stock market indexes, such as the S&P 500, plummeted until reaching their lowest levels in about five years on October 9, 2002.
    Markets rebounded in October and November as several major companies reported better-than-expected earnings, and the Federal Reserve Board cut the key federal funds rate to 1.25%, its lowest level since 1961. Stocks fell in December, however, as holiday sales were disappointing and tensions mounted with North Korea over its nuclear program.
    For the fiscal year, value stocks fared better than growth stocks, and mid- and small-cap stocks held up better than large-cap stocks, but all of these market segments sustained losses. Likewise, all market sectors posted negative returns, with consumer staples and materials sustaining the most modest losses and information technology, telecommunications and utilities sustaining the deepest.
At the close of 2002, economic and market conditions remained uncertain. Inflation and interest rates were low. Preliminary figures indicated that the nation's gross domestic product grew at an annualized rate of 0.7% in the fourth quarter of 2002 compared to 4.0% in the third quarter of the same year. However, a weak job market threatened to put a damper on consumer spending, which accounts for about two-thirds of economic activity, as companies were reluctant to hire new employees amid concerns about the strength of the economy.
    In this environment, the stock market remained volatile and its direction unpredictable. While stock valuations were more attractive than they had been in several years, investors continued to be cautious because of economic uncertainties, lackluster corporate earnings, the prospects of a conflict with Iraq, and the situation with North Korea.

FUND STRATEGIES AND TECHNIQUES
We increased the fund's exposure to more economically sensitive sectors, such as information technology, that are likely to benefit most dramatically from a market recovery. We found a number of attractively priced stocks of companies with solid growth prospects in the industrial and information technology sectors in particular. One of these stocks, Computer Associates International, a leading software company, rebounded strongly from its low in July 2002.
    At the same time, we maintained the fund's exposure to more defensive sectors, such as consumer staples and materials. The fund also continued to maintain a relatively significant cash position, which helped reduce volatility. Our strategy was to construct a portfolio that would perform well in a variety of market environments.

========================================================================================================
PORTFOLIO COMPOSITION
as of 12/1/02, based on total net assets

TOP 10 EQUITY HOLDINGS                                TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------
1.  Computer Associates International, Inc.    2.5%   1.  Electronic Equipment & Instruments        8.5%
2.  Dover Corp.                                2.4    2.  Industrial Machinery                      6.5
3.  Ceridian Corp.                             2.3    3.  Data Processing Services                  4.7
4.  Wisconsin Energy Corp.                     2.0    4.  Health Care Equipment                     3.9
5.  Apogent Technologies Inc.                  2.0    5.  Systems Software                          3.4
6.  Brunswick Corp.                            2.0    6.  Leisure Products                          2.6
7.  Waters Corp.                               1.8    7.  Property & Casualty Insurance             2.5
8.  IMS Health Inc.                            1.8    8.  Electric Utilities                        2.4
9.  Republic Services, Inc.                    1.8    9.  Food Retail                               2.3
10. Herman Miller, Inc.                        1.4    10. Oil & Gas Equipment & Services            2.2

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
========================================================================================================

                       AIM V.I. MID CAP CORE EQUITY FUND

================================================================================
RESULTS OF A $10,000 INVESTMENT
9/10/01-12/31/02
INDEX DATA FROM 8/31/01--12/31/02

                                  [LINE GRAPH]

Source: Lipper, Inc.

INDEX PERFORMANCE                                                                             LIPPER MID-CAP CORE
IS FROM 08/30/2001   VI MCCE - SERIES I   VI MCCE - SERIES II    RUSSELL MIDCAP     S&P 500   FUND IX

    9/10/2001              10000                10000                 10000          10000           10000
    9/30/2001               9560                 9560                  8794           9193            8722
   10/31/2001              10001                 9920                  9142           9369            9158
   11/30/2001              10445                10361                  9908          10087            9850
   12/31/2001              10002                10722                 10307          10176           10295
    1/31/2002               9993                10722                 10245          10027           10177
    2/28/2002              10003                10833                 10136           9834           10001
    3/31/2002              10419                11284                 10744          10204           10676
    4/30/2002              10004                11133                 10536           9585           10500
    5/31/2002              10067                11204                 10417           9515           10287
    6/30/2002              10005                10512                  9719           8838            9543
    7/31/2002               9101                 9561                  8770           8149            8576
    8/31/2002              10006                 9771                  8819           8202            8673
    9/30/2002               9208                 8991                  8005           7312            7981
   10/31/2002              10007                 9341                  8409           7954            8356
   11/30/2002              10649                 9932                  8993           8422            8925
   12/31/2002               9545                 9520                  8638           7928            8507

Past performance cannot guarantee comparable future results.
=================================================================================================================

                                  FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/02

SERIES I SHARES
INCEPTION (9/10/01)               -3.50%
   1 YEAR                        -11.10
SERIES II SHARES
INCEPTION (9/10/01)               -3.69%
   1 YEAR                        -11.20

On July 1, 2002, AIM V.I. Mid Cap Equity Fund was renamed AIM V.I. Mid Cap Core Equity Fund.
    AIM V.I. Mid Cap Core Equity Fund seeks long-term growth of capital by investing primarily in the equity securities of mid-cap companies.
    AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension retirement programs. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.
    Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
    Since the last reporting period, the fund has elected to use the S&P 500 as its broad-based market index since the S&P 500 is such a widely recognized gauge of stocks. The fund will no longer use the Russell Midcap Index, the index published in previous reports to shareholders as its broad market index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund maintains the use of the Russell Midcap Index as its style-specific index as it more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper Mid-Cap Core Fund Index is included for comparison to a peer group.
    The unmanaged Lipper Mid-Cap Core Fund Index represents an average of the performance of the 30 largest mid-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    The unmanaged Russell Midcap Index represents the performance of the stocks of domestic mid-capitalization companies.
    The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index reflects fund expenses. Performance of a market index does not.
    In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and is a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

    As of December 31, 2002, the fund had 76 equity holdings, about the same as at the beginning of the fiscal year. Although mid-cap stocks made up the majority of the holdings, the fund also had some exposure to small- and large-cap stocks.
    A few stocks represented in the portfolio included:
    o Republic Services is the nation's third-largest waste management company, providing disposal services for commercial and residential customers in 22 states. The company reported record earnings for the third quarter of 2002, and its stock has performed well for the fund.
    o Avon Products is another stock that has posted gains for the fund. The company is the world's leading direct seller of beauty-related products. It recently reported increased sales in the United State, Europe and Asia, offsetting a decline in sales in Latin America.
    o Teva Pharmaceuticals is one of the largest generic drug companies in the world. The company recently raised its earnings projections for the fourth quarter of its fiscal year. Its stock also has been a solid performer for the fund.
    o Herman Miller is the top manufacturer of office furniture in the United States. While its stock has struggled recently, we believe the company is sound because of its leading position in its industry.

IN CLOSING
We know that market conditions in recent years have been largely disappointing. We want to assure you that that your management team continues to work diligently to meet the fund's investment objective of long-term growth of capital.

                           PORTFOLIO MANAGEMENT TEAM
                                 AS OF 12/31/02

                             RON SLOAN, LEAD MANAGER

                                PAUL J. RASPLICKA

                       ASSISTED BY MID/LARGE CAP CORE TEAM

Schedule of Investments

December 31, 2002

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-80.30%

Advertising-1.27%

Omnicom Group Inc.                                 13,700    $   885,020
========================================================================

Aerospace & Defense-2.00%

Northrop Grumman Corp.                              6,700        649,900
------------------------------------------------------------------------
Raytheon Co.                                       24,100        741,075
========================================================================
                                                               1,390,975
========================================================================

Application Software-1.25%

PeopleSoft, Inc.(a)                                47,400        867,420
========================================================================

Banks-0.90%

Marshall & Ilsley Corp.                            11,700        320,346
------------------------------------------------------------------------
TCF Financial Corp.                                 7,000        305,830
========================================================================
                                                                 626,176
========================================================================

Computer & Electronics Retail-1.40%

Best Buy Co., Inc.(a)                              40,200        970,830
========================================================================

Construction Materials-0.71%

Martin Marietta Materials, Inc.                    16,200        496,692
========================================================================

Data Processing Services-4.65%

Ceridian Corp.(a)                                 110,200      1,589,084
------------------------------------------------------------------------
Certegy Inc.(a)                                    37,600        923,080
------------------------------------------------------------------------
Convergys Corp.(a)                                 47,600        721,140
========================================================================
                                                               3,233,304
========================================================================

Diversified Chemicals-0.93%

Engelhard Corp.                                    29,000        648,150
========================================================================

Diversified Financial Services-1.19%

Principal Financial Group, Inc.                    27,400        825,562
========================================================================

Electric Utilities-2.39%

FPL Group, Inc.                                     4,700        282,611
------------------------------------------------------------------------
Wisconsin Energy Corp.                             54,800      1,380,960
========================================================================
                                                               1,663,571
========================================================================

Electrical Components & Equipment-1.02%

Rockwell Automation, Inc.                          34,100        706,211
========================================================================

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------

Electronic Equipment & Instruments-8.51%

Amphenol Corp.-Class A(a)                          24,100    $   915,800
------------------------------------------------------------------------
Diebold, Inc.                                      16,800        692,496
------------------------------------------------------------------------
Mettler-Toledo International Inc.
  (Switzerland)(a)                                 25,600        820,736
------------------------------------------------------------------------
Millipore Corp.(a)                                 17,600        598,400
------------------------------------------------------------------------
Molex Inc.-Class A                                 25,800        513,162
------------------------------------------------------------------------
Roper Industries, Inc.                             22,700        830,820
------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                    26,200        292,916
------------------------------------------------------------------------
Waters Corp.(a)                                    57,200      1,245,816
========================================================================
                                                               5,910,146
========================================================================

Environmental Services-1.76%

Republic Services, Inc.(a)                         58,300      1,223,134
========================================================================

Food Retail-2.32%

Kroger Co. (The)(a)                                58,700        906,915
------------------------------------------------------------------------
Safeway Inc.(a)                                    30,100        703,136
========================================================================
                                                               1,610,051
========================================================================

Footwear-1.28%

NIKE, Inc.-Class B                                 20,000        889,400
========================================================================

Forest Products-0.81%

Louisiana-Pacific Corp.(a)                         69,900        563,394
========================================================================

General Merchandise Stores-1.93%

BJ's Wholesale Club, Inc.(a)                       34,600        633,180
------------------------------------------------------------------------
Family Dollar Stores, Inc.                         22,600        705,346
========================================================================
                                                               1,338,526
========================================================================

Health Care Distributors & Services-1.77%

IMS Health Inc.                                    76,900      1,230,400
========================================================================

Health Care Equipment-3.90%

Apogent Technologies Inc.(a)                       65,600      1,364,480
------------------------------------------------------------------------
Bard (C.R.), Inc.                                  11,400        661,200
------------------------------------------------------------------------
Beckman Coulter, Inc.                              23,100        681,912
========================================================================
                                                               2,707,592
========================================================================

Home Furnishings-1.30%

Mohawk Industries, Inc.(a)                         15,904        905,733
========================================================================

                       AIM V.I. MID CAP CORE EQUITY FUND

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------

Household Appliances-1.90%

Black & Decker Corp. (The)                         15,300    $   656,217
------------------------------------------------------------------------
Whirlpool Corp.                                    12,700        663,194
========================================================================
                                                               1,319,411
========================================================================

Household Products-1.68%

Clorox Co. (The)                                    7,500        309,375
------------------------------------------------------------------------
Dial Corp. (The)                                   42,000        855,540
========================================================================
                                                               1,164,915
========================================================================

Housewares & Specialties-0.63%

Fortune Brands, Inc.                                9,400        437,194
========================================================================

Industrial Machinery-6.47%

Dover Corp.                                        56,000      1,632,960
------------------------------------------------------------------------
Flowserve Corp.(a)                                 32,900        486,591
------------------------------------------------------------------------
ITT Industries, Inc.                                6,500        394,485
------------------------------------------------------------------------
Kennametal Inc.                                    14,500        499,960
------------------------------------------------------------------------
Pentair, Inc.                                      21,100        729,005
------------------------------------------------------------------------
SPX Corp.(a)                                       20,100        752,745
========================================================================
                                                               4,495,746
========================================================================

IT Consulting & Services-0.99%

Affiliated Computer Services, Inc.-Class A(a)      13,100        689,715
========================================================================

Leisure Products-2.59%

Brunswick Corp.                                    68,500      1,360,410
------------------------------------------------------------------------
Mattel, Inc.                                       22,900        438,535
========================================================================
                                                               1,798,945
========================================================================

Metal & Glass Containers-1.01%

Pactiv Corp.(a)                                    32,100        701,706
========================================================================

Office Electronics-0.84%

Zebra Technologies Corp.-Class A(a)                10,200        584,460
========================================================================

Office Services & Supplies-1.44%

Herman Miller, Inc.                                54,400      1,000,960
========================================================================

Oil & Gas Drilling-0.69%

Noble Corp. (Cayman Islands)(a)                    13,700        481,555
========================================================================

Oil & Gas Equipment & Services-2.18%

BJ Services Co.(a)                                 16,400        529,884
------------------------------------------------------------------------
Cooper Cameron Corp.(a)                            10,400        518,128
------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)        11,700        467,181
========================================================================
                                                               1,515,193
========================================================================

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------

Oil & Gas Refining, Marketing &
  Transportation-1.09%

Valero Energy Corp.                                20,500    $   757,270
========================================================================

Packaged Foods & Meats-0.98%

Campbell Soup Co.                                  29,000        680,630
========================================================================

Personal Products-1.24%

Avon Products, Inc.                                16,000        861,920
========================================================================

Pharmaceuticals-1.85%

Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         22,400        864,864
------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)                    14,900        421,223
========================================================================
                                                               1,286,087
========================================================================

Property & Casualty Insurance-2.51%

ACE Ltd. (Cayman Islands)                          31,700        930,078
------------------------------------------------------------------------
MGIC Investment Corp.                              12,500        516,250
------------------------------------------------------------------------
XL Capital Ltd.-Class A (Cayman Islands)            3,900        301,275
========================================================================
                                                               1,747,603
========================================================================

Railroads-0.60%

Norfolk Southern Corp.                             20,700        413,793
========================================================================

Restaurants-1.86%

Jack in the Box Inc.(a)                            33,600        580,944
------------------------------------------------------------------------
Outback Steakhouse, Inc.                           20,700        712,908
========================================================================
                                                               1,293,852
========================================================================

Semiconductor Equipment-0.78%

Novellus Systems, Inc.(a)                          19,200        539,136
========================================================================

Semiconductors-1.60%

Microchip Technology Inc.                          22,750        556,238
------------------------------------------------------------------------
Xilinx, Inc.(a)                                    27,000        556,200
========================================================================
                                                               1,112,438
========================================================================

Specialty Chemicals-0.94%

Rohm & Haas Co.                                    20,200        656,096
========================================================================

Specialty Stores-0.70%

Barnes & Noble, Inc.(a)                            26,800        484,276
========================================================================

Systems Software-3.39%

BMC Software, Inc.(a)                              38,000        650,180
------------------------------------------------------------------------
Computer Associates International, Inc.           126,300      1,705,050
========================================================================
                                                               2,355,230
========================================================================

                       AIM V.I. MID CAP CORE EQUITY FUND

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------

Telecommunications Equipment-1.05%

Advanced Fibre Communications, Inc.(a)             43,600    $   727,248
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $58,597,635)                            55,797,666
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
REPURCHASE AGREEMENTS-4.75%

Barclays Capital Inc. (United Kingdom) 1.25%,
  01/02/03 (Cost $3,301,331)(b)(c)             $3,301,331      3,301,331
========================================================================

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------
MONEY MARKET FUNDS-21.53%

STIC Liquid Assets Portfolio(d)                 7,477,972    $ 7,477,972
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------
STIC Prime Portfolio(d)                         7,477,972    $ 7,477,972
========================================================================
    Total Money Market Funds (Cost
      $14,955,944)                                            14,955,944
========================================================================
TOTAL INVESTMENTS-106.58% (Cost $76,854,910)                  74,054,941
========================================================================
OTHER ASSETS LESS LIABILITIES-(6.58%)                         (4,570,143)
========================================================================
NET ASSETS-100.00%                                           $69,484,798
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 12/31/02 with a maturing value of $299,552,541 and collateralized by U.S. Government obligations with an aggregate market value of $305,523,605.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost $76,854,910)  $74,054,941
------------------------------------------------------------
Receivables for:
  Investments sold                                   109,134
------------------------------------------------------------
  Fund shares sold                                   486,001
------------------------------------------------------------
  Dividends and interest                              44,502
------------------------------------------------------------
Investment for deferred compensation plan              3,662
============================================================
     Total assets                                 74,698,240
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                            5,159,162
------------------------------------------------------------
  Fund shares reacquired                               3,411
------------------------------------------------------------
  Deferred compensation plan                           3,662
------------------------------------------------------------
Accrued administrative services fees                  30,499
------------------------------------------------------------
Accrued distribution fees -- Series II                   425
------------------------------------------------------------
Accrued trustees' fees                                   875
------------------------------------------------------------
Accrued transfer agent fees                              358
------------------------------------------------------------
Accrued operating expenses                            15,050
============================================================
     Total liabilities                             5,213,442
============================================================
Net assets applicable to shares outstanding      $69,484,798
____________________________________________________________
============================================================


NET ASSETS:

Series I                                         $68,271,155
____________________________________________________________
============================================================
Series II                                        $ 1,213,643
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           7,165,787
____________________________________________________________
============================================================
Series II                                            127,635
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      9.53
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      9.51
____________________________________________________________
============================================================


Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $481)                                           $   252,249
-------------------------------------------------------------
Dividends from affiliated money market funds          120,585
-------------------------------------------------------------
Interest                                                3,413
=============================================================
    Total investment income                           376,247
=============================================================

EXPENSES:

Advisory fees                                         253,827
-------------------------------------------------------------
Administrative services fees                          125,138
-------------------------------------------------------------
Custodian fees                                         36,151
-------------------------------------------------------------
Distribution fees -- Series II                          2,038
-------------------------------------------------------------
Transfer agent fees                                     7,920
-------------------------------------------------------------
Trustees' fees                                          9,668
-------------------------------------------------------------
Other                                                  22,157
=============================================================
    Total expenses                                    456,899
=============================================================
Less: Fees waived and expenses reimbursed              (1,688)
-------------------------------------------------------------
    Expenses paid indirectly                              (29)
=============================================================
    Net expenses                                      455,182
=============================================================
Net investment income (loss)                          (78,935)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from net investment
  securities                                       (1,713,107)
=============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities          (3,274,673)
=============================================================
Net gain (loss) from investment securities         (4,987,780)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                 $(5,066,715)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

Statement of Changes in Net Assets

For the year ended December 31, 2002 and the period September 10, 2001 (date operations commenced) through December 31, 2001

                                                                 2002           2001
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (78,935)   $    (1,427)
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities          (1,713,107)           990
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (3,274,673)       474,704
========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (5,066,715)       474,267
========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                             --        (11,467)
----------------------------------------------------------------------------------------
  Series II                                                            --           (575)
----------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                     63,740,733      9,072,944
----------------------------------------------------------------------------------------
  Series II                                                       775,016        500,595
========================================================================================
    Net increase in net assets                                 59,449,034     10,035,764
========================================================================================

NET ASSETS:

  Beginning of year                                            10,035,764             --
========================================================================================
  End of year                                                 $69,484,798    $10,035,764
________________________________________________________________________________________
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $74,002,736    $ 9,562,045
----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (4,818)        (1,093)
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (1,713,151)           108
----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (2,799,969)       474,704
========================================================================================
                                                              $69,484,798    $10,035,764
________________________________________________________________________________________
========================================================================================

See Notes to Financial Statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Mid Cap Core Equity Fund, formerly AIM V.I. Mid Cap Equity Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held.

                       AIM V.I. MID CAP CORE EQUITY FUND

     The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% of the first $500 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets on the next $500 million, plus 0.675% of the Fund's average daily net assets on the next $500 million, plus 0.65% of the Fund's average daily net assets in excess of $1.5 billion. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $873.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $125,138 of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $5,991 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $1,223 after plan fees reimbursed by AIM Distributors of $815.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $29 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $29.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                            2002       2001
-------------------------------------------------------------
Distributions paid from ordinary income    $    --    $12,042
_____________________________________________________________
=============================================================

Tax Components of Beneficial Interest:

  As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                  $(2,829,197)
------------------------------------------------------------
Temporary book/tax differences                        (4,818)
------------------------------------------------------------
Capital loss carryforward                         (1,399,717)
------------------------------------------------------------
Post-October capital loss deferral                  (284,206)
------------------------------------------------------------
Shares of beneficial interest                     74,002,736
============================================================
                                                 $69,484,798
____________________________________________________________
============================================================

                       AIM V.I. MID CAP CORE EQUITY FUND

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax difference is the result of trustee deferral of compensation.

  The Fund's capital loss carryforward expires as follows:

                    CAPITAL LOSS
EXPIRATION          CARRYFORWARD
--------------------------------
December 31, 2010    $1,399,717
________________________________
================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $63,703,456 and $10,358,275, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $ 1,455,516
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (4,284,713)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                           $(2,829,197)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $76,884,138.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of a net operating loss and other items on December 31, 2002, undistributed net investment income was increased by $75,210, undistributed net realized gains decreased by $152 and shares of beneficial interest decreased by $75,058. This reclassification had no effect on the net assets of the Fund.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and the period September 10, 2001 (date operations commenced) through December 31, 2001 were as follows:

                                                                        2002                      2001
                                                              ------------------------    ---------------------
                                                               SHARES        AMOUNT       SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    7,099,303    $71,687,663    957,217    $9,827,415
---------------------------------------------------------------------------------------------------------------
  Series II                                                      84,599        847,018     50,002       500,020
===============================================================================================================
Issued as reinvestment of dividends:
  Series I                                                           --             --      1,101        11,467
---------------------------------------------------------------------------------------------------------------
  Series II                                                          --             --         55           575
===============================================================================================================
Reacquired:
  Series I                                                     (820,000)    (7,946,930)   (71,833)     (765,938)
---------------------------------------------------------------------------------------------------------------
  Series II                                                      (7,021)       (72,002)        --            --
===============================================================================================================
                                                              6,356,881    $64,515,749    936,542    $9,573,539
_______________________________________________________________________________________________________________
===============================================================================================================

                       AIM V.I. MID CAP CORE EQUITY FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                             SERIES I
                                                                ----------------------------------
                                                                                SEPTEMBER 10, 2001
                                                                                (DATE OPERATIONS
                                                                YEAR ENDED      COMMENCED) TO
                                                                DECEMBER 31,    DECEMBER 31,
                                                                  2002              2001
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 10.72             $10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.02)(a)           0.00
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (1.17)              0.74
==================================================================================================
    Total from investment operations                                (1.19)              0.74
==================================================================================================
Less distributions from net investment income                          --              (0.02)
==================================================================================================
Net asset value, end of period                                    $  9.53             $10.72
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                    (11.10)%             7.37%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $68,271             $9,500
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   1.30%(c)           1.27%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers                                                1.30%(c)           5.16%(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets         (0.22)%(c)         (0.08)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                36%                20%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $34,195,267.
(d)  Annualized.

                                                                          SERIES II
                                                              ----------------------------------
                                                                              SEPTEMBER 10, 2001
                                                                               (DATE OPERATIONS
                                                               YEAR ENDED       COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                  2002               2001
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.71             $10.00
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.04)(a)          (0.01)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.16)              0.73
================================================================================================
    Total from investment operations                              (1.20)              0.72
================================================================================================
Less distributions from net investment income                        --              (0.01)
================================================================================================
Net asset value, end of period                                  $  9.51             $10.71
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                  (11.20)%             7.22%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 1,214             $  536
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.45%(c)           1.44%(d)
------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.55%(c)           5.44%(d)
================================================================================================
Ratio of net investment income (loss) to average net assets       (0.37)%(c)         (0.25)%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate                                              36%                20%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $815,346.
(d)  Annualized.

                       AIM V.I. MID CAP CORE EQUITY FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Mid Cap Core Equity Fund, formerly AIM V.I. Mid Cap Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Mid Cap Core Equity Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                       AIM V.I. MID CAP CORE EQUITY FUND

Trustees and Officers

As of January 1, 2003

The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.             None
   Trustee                                            (registered investment company);
                                                      Director, Magellan Insurance Company;
                                                      Member of Advisor Board of Rotary Power
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                       AIM V.I. MID CAP CORE EQUITY FUND

As of January 1, 2003


The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1993               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1993               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1993               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1993               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1818 Market Street
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2400
                          Houston, TX 77046         Houston, TX 77046         Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
3000 K N.W., Suite 500    & Frankel LLP             Inc.                      Trust Company
Washington, D.C. 20007    919 Third Avenue          P.O. Box 4739             225 Franklin Street
                          New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

                       AIM V.I. MID CAP CORE EQUITY FUND

                           AIM V.I. MONEY MARKET FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LOW INTEREST RATES CONTINUE TO LIMIT FUND'S YIELD

As of December 31, 2002, AIM V.I. Money Market Fund's weighted average maturity stood at 36 days and its total net assets were $127.4 million. The seven-day yield was 0.82% for the fund's Series I shares and 0.57% for its Series II shares.

RELEVANT MARKET CONDITIONS
After three quarters of contraction in 2001, U.S. gross domestic product (GDP), the broadest measure of economic activity, grew at an annualized rate of 5.0% in the first quarter of 2002. Second-, third-, and fourth-quarter GDP grew at annualized rates of 1.3%, 4.0%, and 0.7%, respectively. The economy was helped by generally strong consumer confidence and retail sales; auto and home sales approached record levels.
    Mixed economic signals prompted the Federal Reserve Board (the Fed) to hold short-term interest rates steady, at 1.75%, for most of the year. Citing the economy's "current soft spot," brought about in part because of fears about the possibility of war with Iraq, the Fed cut rates to 1.25% in early November.
    While economic signals were mixed, there was increasing evidence that the worst was over for the economy. In addition to low short-term interest rates, positive economic signals included low inflation, continued strong consumer spending, and positive economic growth. Nevertheless, a weak job market (unemployment was at 6.0% in December) and continued depressed capital spending by businesses contributed to economic uncertainty. The growing possibility of war with Iraq, North Korea's resumption of its nuclear program, and continuing uncertainty about the pace of economic recovery remained concerns as 2002 ended.

FUND STRATEGIES AND TECHNIQUES
Throughout 2002, the Fed maintained short-term interest rates at levels not seen since the early 1960s. As a result, yields on bank savings accounts and money market funds remained low by historical standards. Although a money market fund seeks to maintain the value of one's investment at $1.00 per share, it is possible to lose money by investing in the fund.
    AIM V.I. Money Market Fund was affected by this decline in short-term interest rates. Nonetheless, the fund continued to offer risk-averse investors safety of principal during a year of economic uncertainty and market volatility. In an effort to achieve the fund's objectives, we always stress:
o   Safety - providing the highest possible safety of principal
o   Liquidity - investing in securities that offer liquidity of assets
o Yield - seeking the highest possible yield consistent with safety of principal

IN CLOSING
We will continue to work diligently to attempt to meet the fund's objective of providing as high a level of current income as is consistent with the preservation of capital and liquidity.

AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    In the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                    PORTFOLIO MANAGEMENT TEAM AS OF 12/31/02

                                 LAURIE BRIGNAC

                                ESTHER S. CHANCE

                                  DINEEN HUGHES

                               KAREN DUNN KELLEY

                                 MICHAEL MAREK

                                MARQUES MERCIER

                               LYMAN MISSIMER III

                               MARCEL S. THERIOT

Schedule of Investments

December 31, 2002

                                                            PAR
                                               MATURITY    (000)       VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER-23.98%(a)

Asset-Backed Securities-Commercial Loans/ Leases-8.85%

Fountain Square Commercial Funding Corp.
  (Fifth Third Bank-ABS Program Sponsor)(b)
  (Acquired 10/01/02; Cost $1,983,958)
  1.65%                                        03/26/03   $ 2,000   $  1,992,300
--------------------------------------------------------------------------------
  (Acquired 10/01/02; Cost $2,938,374)
  1.70%                                        03/26/03     2,963      2,951,247
--------------------------------------------------------------------------------
Stellar Funding Group, Inc. (U.S. Bank
  National Association-ABS Program
  Sponsor)(b)
  (Acquired 11/05/02; Cost $2,987,963)
  1.57%                                        02/05/03     3,000      2,995,421
--------------------------------------------------------------------------------
  (Acquired 12/31/02; Cost $3,325,197)
  1.34%                                        03/28/03     3,336      3,325,321
================================================================================
                                                                      11,264,289
================================================================================

Asset-Backed Securities-Fully Backed-5.73%

Steamboat Funding Corp. (National Westminster
  Bank PLC-ABS Program Sponsor) (Acquired
  12/23/02; Cost $4,995,368)(b)
  1.45%                                        01/15/03     5,000      4,997,180
--------------------------------------------------------------------------------
Tulip Funding Corp. (ABN AMRO Bank N.V.-ABS
  Program Sponsor) (Acquired 12/18/02; Cost
  $2,300,440)(b)
  1.40%                                        02/19/03     2,306      2,301,606
================================================================================
                                                                       7,298,786
================================================================================

Asset-Backed Securities-Multi-Purpose-4.70%

Amsterdam Funding Corp. (ABN AMRO Bank
  N.V.-ABS Program Sponsor) (Acquired
  10/28/02; Cost $2,978,608)(b)
  1.70%                                        03/28/03     3,000      2,987,817
--------------------------------------------------------------------------------
Sheffield Receivables Corp. (Barclays Bank
  PLC-NY Branch-ABS Program Sponsor)
  (Acquired 10/17/02; Cost $2,987,985)(b)
  1.78%                                        01/06/03     3,000      2,999,258
================================================================================
                                                                       5,987,075
================================================================================

Asset-Backed Securities-Trade Receivables-3.92%

Blue Ridge Asset Funding Corp. (Wachovia Bank
  N.A.-ABS Program Sponsor) (Acquired
  09/19/02; Cost $4,972,064)(b) 1.78%          01/10/03     5,000      4,997,775
================================================================================

Diversified Financial Services-0.78%

National Australia Funding
  2.09%                                        02/07/03     1,000        997,852
================================================================================
    Total Commercial Paper (Cost $30,545,777)                         30,545,777
================================================================================

                                                            PAR
                                               MATURITY    (000)       VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-8.09%

Federal Home Loan Bank-3.14%

Unsec. Bonds,
  1.61%                                        12/08/03   $ 3,000   $  3,000,000
--------------------------------------------------------------------------------
  1.70%                                        12/08/03     1,000      1,000,000
================================================================================
                                                                       4,000,000
================================================================================

Overseas Private Investment Corp.-4.95%

Floating Rate Participation Ctfs.,
  1.30%(c)(d)                                  05/15/15     6,300      6,300,000
================================================================================
    Total U.S. Government Agency Securities
      (Cost $10,300,000)                                              10,300,000
================================================================================

VARIABLE RATE DEMAND NOTES-4.01%

Insured-1.20%

Omaha (City of); Special Tax Redevelopment
  Series B RB,
  1.52%(c)(d)(e)                               02/01/13     1,530      1,530,000
================================================================================

Letter of Credit Guaranteed-2.81%(c)(d)(f)

Albuquerque (City of) (Ktech Corp.); IDR
  (LOC-Wells Fargo Bank N.A.),
  1.50%                                        11/01/22     1,750      1,750,000
--------------------------------------------------------------------------------
Dome Corp.; Floating Rate Notes (LOC-Wachovia
  Bank N.A.),
  1.47%                                        08/31/16       665        665,000
--------------------------------------------------------------------------------
Folk Financial Services Inc.-Series A,
  Floating Rate Loan Program Notes
  (LOC-National City Bank),
  1.62%                                        10/15/27     1,160      1,160,000
================================================================================
                                                                       3,575,000
================================================================================
    Total Variable Rate Demand Notes (Cost
      $5,105,000)                                                      5,105,000
================================================================================

ASSET-BACKED NOTES-5.30%

Fully Backed-0.89%

Capital One Auto Finance Trust-
  Series 2002-B, Class A1
  1.76%(e)                                     09/15/03     1,130      1,130,089
================================================================================

Structured Investment Vehicles-3.92%

Beta Finance Inc.-Floating Rate (City Bank
  International plc.-ABS Program Sponsor)
  (Acquired 10/03/02; Cost $5,000,000)
  1.31%(b)(g)                                  10/14/03     5,000      5,000,000
================================================================================

Trade Receivables-0.49%

World Omni Auto Receivables Trust-
  Series 2002-A, Class A1
  1.87%                                        07/15/03       625        625,071
================================================================================
    Total Asset-Backed Notes (Cost
      $6,755,160)                                                      6,755,160
================================================================================

                           AIM V.I. MONEY MARKET FUND

                                                            PAR
                                               MATURITY    (000)       VALUE
--------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT-9.42%

HBOS Treasury Services PLC (United Kingdom)
  1.52%                                        05/06/03   $ 5,000   $  5,000,000
--------------------------------------------------------------------------------
Lloyd's TSB Bank PLC-New York (United
  Kingdom)
  2.15%                                        02/10/03     3,000      3,000,000
--------------------------------------------------------------------------------
Svenska Handelsbanken A.B. (Sweden)
  1.77%                                        02/28/03     4,000      4,000,000
================================================================================
    Total Certificates of Deposit (Cost
      $12,000,000)                                                    12,000,000
================================================================================

MASTER NOTE AGREEMENTS-7.85%(h)

Merrill Lynch Mortgage Capital, Inc.
  1.47%(i)                                     08/18/03     5,000      5,000,000
--------------------------------------------------------------------------------
Morgan Stanley
  1.38%(j)                                     03/17/03     5,000      5,000,000
================================================================================
    Total Master Note Agreements (Cost
      $10,000,000)                                                    10,000,000
================================================================================

MEDIUM TERM NOTES-0.81%

General Electric Capital Corp.-Series A
  6.75% (Cost $1,032,990)                      09/11/03     1,000      1,032,990
================================================================================

                                                            PAR
                                               MATURITY    (000)       VALUE
--------------------------------------------------------------------------------

PROMISSORY NOTES-4.71%

Goldman Sachs Group, Inc. (The)
  1.50%(g) (Cost $6,000,000)                   03/05/03   $ 6,000   $  6,000,000
================================================================================
    Total Investments Excluding Repurchase
      Agreements (Cost $81,738,927)                                   81,738,927
================================================================================

REPURCHASE AGREEMENTS-36.04%(k)

BNP Paribas Securities Corp. (France)
  1.25%(l)                                     01/02/03    20,900     20,900,152
--------------------------------------------------------------------------------
Greenwich Capital Markets, Inc.
  1.25%(m)                                     01/02/03    25,000     25,000,000
================================================================================
    Total Repurchase Agreements (Cost
      $45,900,152)                                                    45,900,152
================================================================================
TOTAL INVESTMENTS-100.21% (Cost
  $127,639,079)(n)                                                   127,639,079
================================================================================
OTHER ASSETS LESS LIABILITIES-(0.21)%                                   (272,019)
================================================================================
NET ASSETS-100.00%                                                  $127,367,060
________________________________________________________________________________
================================================================================

Investment Abbreviations:

ABS     - Asset Backed Security
Ctfs.   - Certificates
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
RB      - Revenue Bonds
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security is traded on a discount basis. The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/02 was $34,547,925 which represented 27.12% of the Fund's net assets. These securities are not considered illiquid.
(c) Interest rates are redetermined weekly. Rate shown is the rate in effect on 12/31/02.
(d) Demand security; payable upon demand by the Fund with usually no more than seven calendar day's notice.
(e) Secured by bond insurance provided by Ambac Assurance Corp. or MBIA Insurance Co.
(f) Principal and interest payments are guaranteed by the letter of credit agreement.
(g) Interest rates are redetermined daily. Rate shown is the rate in effect on 12/31/02.
(h) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(i) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one or two business day's notice based on the timing of the demand. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/02.
(j) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business day's oral notice for up to 10% of outstanding amount, otherwise, upon seven business day's written notice for more than 10% of outstanding balance. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/02.
(k) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(l) Joint repurchase agreement entered into 12/31/02 with a maturing value of $1,250,086,806. Collateralized by $1,161,027,000 U.S. Government
    obligations, 0% to 7.63% due 01/07/03 to 07/15/32 with an aggregate market value at 12/31/02 of $1,275,000,101.
(m) Joint repurchase agreement entered into 12/31/02 with a maturing value of $500,034,722. Collateralized by $468,160,000 U.S. Treasury and U.S. Government obligations, 0% to 11.25% due 01/15/03 to 04/15/30 with an aggregate market value at 12/31/02 of $510,006,098.
(n) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.
                           AIM V.I. MONEY MARKET FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, excluding repurchase agreements
  at value (amortized cost)                      $ 81,738,927
-------------------------------------------------------------
Repurchase agreements                              45,900,152
-------------------------------------------------------------
Interest receivable                                   163,279
-------------------------------------------------------------
Investment for deferred compensation plan              34,039
-------------------------------------------------------------
Other assets                                              784
=============================================================
    Total assets                                  127,837,181
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              341,549
-------------------------------------------------------------
  Deferred compensation plan                           34,039
-------------------------------------------------------------
Accrued administrative services fees                   54,267
-------------------------------------------------------------
Accrued distribution fees -- Series II                  2,659
-------------------------------------------------------------
Accrued transfer agent fees                             2,741
-------------------------------------------------------------
Accrued operating expenses                             34,866
=============================================================
    Total liabilities                                 470,121
=============================================================
Net assets applicable to shares outstanding      $127,367,060
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $119,536,303
_____________________________________________________________
=============================================================
Series II                                        $  7,830,757
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                          119,534,898
_____________________________________________________________
=============================================================
Series II                                           7,830,736
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       1.00
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       1.00
_____________________________________________________________
=============================================================

Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Interest                                          $2,351,385
============================================================

Expenses:

Advisory fees                                        509,205
------------------------------------------------------------
Administrative services fees                         262,888
------------------------------------------------------------
Custodian fees                                         8,622
------------------------------------------------------------
Distribution fees -- Series II                         8,683
------------------------------------------------------------
Transfer agent fees                                    9,247
------------------------------------------------------------
Trustees' fees                                         9,316
------------------------------------------------------------
Other                                                 49,704
============================================================
    Total expenses                                   857,665
============================================================
Net investment income                              1,493,720
============================================================
Net realized gain from investment securities           1,121
============================================================
Net increase in net assets resulting from
  operations                                      $1,494,841
____________________________________________________________
============================================================

See Notes to Financial Statements.
                           AIM V.I. MONEY MARKET FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,493,720    $  3,722,328
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                       1,121             248
==========================================================================================
    Net increase in net assets resulting from operations         1,494,841       3,722,576
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (1,462,967)     (3,721,914)
------------------------------------------------------------------------------------------
  Series II                                                        (30,753)           (414)
------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (8,742,052)     54,413,296
------------------------------------------------------------------------------------------
  Series II                                                      6,833,408         997,328
==========================================================================================
    Net increase (decrease) in net assets                       (1,907,523)     55,410,872
==========================================================================================

NET ASSETS:

  Beginning of year                                            129,274,583      73,863,711
==========================================================================================
  End of year                                                 $127,367,060    $129,274,583
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $127,365,634    $129,274,278
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities         1,426             305
==========================================================================================
                                                              $127,367,060    $129,274,583
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.
                           AIM V.I. MONEY MARKET FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Money Market Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted under Rule 2a-7 of the 1940 Act. This method values a security at its cost on the date of purchase and thereafter, assumes a constant amortization to maturity of any premiums or accretion of discount.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- It is the policy of the Fund to declare and pay daily dividends from net investment income. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% on the first $250 million of the Fund's average daily net assets, plus 0.35% of the Fund's average daily net assets in excess of $250 million.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $262,888 of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $4,033 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $8,683.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,776 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option

                           AIM V.I. MONEY MARKET FUND
to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 4--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                          2002          2001
---------------------------------------------------------------
Distributions paid from ordinary
  income                               $1,493,720    $3,722,328
_______________________________________________________________
===============================================================


Tax Components of Beneficial Interest:

  As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                    $     53,690
-------------------------------------------------------------
Temporary book/tax differences                        (52,264)
-------------------------------------------------------------
Shares of beneficial interest                     127,365,634
=============================================================
                                                 $127,367,060
_____________________________________________________________
=============================================================


  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.


NOTE 5--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                          2002                             2001
                                                              -----------------------------    -----------------------------
                                                                 SHARES          AMOUNT           SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     110,861,797    $ 110,861,797     155,024,398    $ 155,024,398
----------------------------------------------------------------------------------------------------------------------------
  Series II*                                                   214,772,526      214,772,526       1,996,952        1,996,952
============================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       1,462,967        1,462,967       3,721,914        3,721,914
----------------------------------------------------------------------------------------------------------------------------
  Series II*                                                        30,753           30,753             414              414
============================================================================================================================
Reacquired:
  Series I                                                    (121,066,816)    (121,066,816)   (104,333,016)    (104,333,016)
----------------------------------------------------------------------------------------------------------------------------
  Series II*                                                  (207,969,871)    (207,969,871)     (1,000,038)      (1,000,038)
============================================================================================================================
                                                                (1,908,644)   $  (1,908,644)     55,410,624    $  55,410,624
____________________________________________________________________________________________________________________________
============================================================================================================================

* Series II shares commenced sales on December 16, 2001.

                           AIM V.I. MONEY MARKET FUND

NOTE 6--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        SERIES I
                                                                --------------------------------------------------------

                                                                                YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------
                                                                  2002           2001       2000       1999       1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   1.00       $   1.00    $  1.00    $  1.00    $  1.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.01           0.04       0.06       0.05       0.05
========================================================================================================================
Less distributions from net investment income                      (0.01)         (0.04)     (0.06)     (0.05)     (0.05)
========================================================================================================================
Net asset value, end of period                                  $   1.00       $   1.00    $  1.00    $  1.00    $  1.00
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(a)                                                     1.19%          3.61%      5.83%      4.66%      5.06%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $119,536       $128,277    $73,864    $95,152    $64,090
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                             0.67%(b)       0.64%      0.71%      0.60%      0.58%
========================================================================================================================
Ratio of net investment income to average net assets                1.18%(b)       3.36%      5.66%      4.59%      4.94%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)  Ratios are based on average daily net assets of $123,828,132.

                           AIM V.I. MONEY MARKET FUND


                                                                              SERIES II
                                                                --------------------------------------
                                                                                DECEMBER 16, 2001
                                                                YEAR ENDED      (DATE SALES COMMENCED)
                                                                DECEMBER 31,    TO DECEMBER 31,
                                                                  2002              2001
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 1.00               $1.00
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.01                0.00
======================================================================================================
Less distributions from net investment income                       (0.01)               0.00
======================================================================================================
Net asset value, end of period                                     $ 1.00               $1.00
______________________________________________________________________________________________________
======================================================================================================
Total return(a)                                                      0.93%               0.05%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $7,831               $ 997
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                              0.92%(b)            0.89%(c)
======================================================================================================
Ratio of net investment income to average net assets                 0.93%(b)            3.11%(c)
______________________________________________________________________________________________________
======================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)  Ratios are based on average daily net assets of $3,473,175.
(c)  Annualized.

                           AIM V.I. MONEY MARKET FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Money Market Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Money Market Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                           AIM V.I. MONEY MARKET FUND

Trustees and Officers

As of January 1, 2003

The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.             None
   Trustee                                            (registered investment company);
                                                      Director, Magellan Insurance Company;
                                                      Member of Advisor Board of Rotary Power
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                           AIM V.I. MONEY MARKET FUND

As of January 1, 2003


The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1993               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1993               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1993               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1993               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1818 Market Street
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2400
                          Houston, TX 77046         Houston, TX 77046         Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services,      The Bank of New York
3000 K N.W., Suite 500    & Frankel LLP             Inc.                      100 Church Street
Washington, D.C. 20007    919 Third Avenue          P.O. Box 4739             New York, NY 10286
                          New York, NY 10022        Houston, TX 77210-4739

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2002, 0% is eligible for the dividends received deduction for corporations.
                           AIM V.I. MONEY MARKET FUND

                          AIM V.I. NEW TECHNOLOGY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT FISCAL YEAR
Technology stocks performed poorly again in 2002, causing AIM V.I. New Technology Fund to sustain negative returns. For the year ended December 31, 2002, the fund's Series I shares returned -45.13% and its Series II shares returned -45.17%.* The S&P 500 returned -22.09% for the year; remember, however, that the S&P 500 represents the performance of the broad U.S. stock market, not the hard-hit information technology sector. The Pacific Stock Exchange Technology 100 Index returned -33.33% for the year, while the Lipper Science and Technology Fund Index (which measures the performance of funds with similar investment strategies) returned -41.38%. These figures demonstrate how vulnerable a single-sector fund can be to a severe and sustained downturn in the sector in which it invests.

RELEVANT MARKET CONDITIONS
Throughout 2002, the economy was helped by generally strong consumer confidence and retail sales; auto and home sales approached record levels. Mixed economic signals prompted the Federal Reserve Board to hold short-term interest rates steady, at 1.75%, until early November, when it cut rates to 1.25%.
    Investors remained bearish for much of 2002, and for the major stock market indexes it was the third consecutive year of negative performance. While markets generally rallied in March, October, and November, the S&P 500 sustained its most significant loss in more than a quarter of a century. Indeed, every sector of the S&P 500 declined for the year, with technology and telecommunications sustaining the most significant declines.
    Economic signals were mixed at year's end, but there was increasing evidence that the worst was over for the economy and the stock market. In addition to low short-term interest rates, positive economic signals included low inflation, continued strong consumer spending, and positive economic growth. Nevertheless, a weak job market (unemployment was at 6.0% in December) and continued depressed capital spending by businesses contributed to economic uncertainty. The possibility of war with Iraq, North Korea's resumption of its nuclear program, and continuing uncertainty about the pace of economic recovery remained concerns as 2002 ended.
    After touching five-year lows on October 9, the stock market rallied strongly in October and November, before weakening in December. The Dow, for example, enjoyed its best single-month performance in 15 years in October, and as the year ended, stock valuations were more attractive than they had been in the last several years. While no one can say for sure when the markets will rebound, history shows that bear markets always end eventually.

FUND STRATEGIES AND TECHNIQUES
     In an extraordinarily difficult environment, we increased our exposure to mid- and large-size companies in an effort to provide greater stability to the fund. The tech sector as a whole rallied in October and November, when tech stocks came to be perceived as "inexpensive" despite the lack of any change in their fundamentals. We continued to consider only stocks with strong fundamentals and the prospect for solid earnings growth for inclusion in the fund.
    The fund was hurt by its ownership of semiconductor and semiconductor equipment stocks for much of the year. Such stocks, historically, have been among the first technology-related stocks to benefit from economic recoveries. We reduced our semiconductor-related holdings when it became clear that a hoped-for recovery would not materialize in 2002. We increased our defense-related holdings during the second half of the year, but despite rising tensions with Iraq and North Korea, such stocks weakened as the year drew to a close. On a more positive note, the fund's biotechnology holdings did well even though the industry suffered overall.

PORTFOLIO COMPOSITION
as of 12/31/02, based on total net assets

==================================================================================================
TOP 10 EQUITY HOLDINGS                             TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------
 1.  Dell Computer Corp.                   3.6%     1.  Semiconductors                       10.0%
 2.  Gilead Sciences, Inc.                 3.1      2.  Aerospace & Defense                   8.8
 3.  Symantec Corp.                        3.0      3.  Biotechnology                         7.5
 4.  Alliant Techsystems Inc.              2.7      4.  Internet Software & Services          6.9
 5.  Microsoft Corp.                       2.7      5.  Systems Software                      6.7
 6.  Overture Services, Inc.               2.7      6.  Health Care Distributors & Services   6.3
 7.  Engineered Support Systems, Inc.      2.5      7.  Application Software                  6.2
 8.  eBay Inc.                             2.4      8.  Telecommunications Equipment          6.1
 9.  Websense, Inc.                        2.3      9.  Computer Storage & Peripherals        6.0
10.  Mercury Interactive Corp.             2.3     10.  Computer Hardware                     5.5

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================

                          AIM V.I. NEW TECHNOLOGY FUND

================================================================================
RESULTS OF A $10,000 INVESTMENT
10/18/93-12/31/02
Index data from 10/31/93-12/31/02

                                  [LINE CHART]

Source: Lipper, Inc.


INDEX PERFORMANCE      VI NEW TECHNOLOGY -                                    LIPPER SCIENCE &
IS FROM 10/31/1993     SERIES I               S&P 500       PSE TECHNOLOGY    TECHNOLOGY FUND IX

    10/18/1993               10000
    10/31/1993               10008            10000             10000             10000
    11/30/1993                9941             9905             10015              9697
    12/31/1993               10891            10025             10439             10043
     1/31/1994               11357            10366             11088             10408
     2/28/1994               11033            10085             11273             10407
     3/31/1994               10167             9646             10806              9780
     4/30/1994               10401             9770             10780              9800
     5/31/1994               10485             9929             10837              9607
     6/30/1994               10226             9686             10273              9074
     7/31/1994               10927            10003             10753              9482
     8/31/1994               11661            10412             11823             10331
     9/30/1994               11561            10158             11781             10432
    10/31/1994               11870            10386             12382             11060
    11/30/1994               11369            10008             12200             10725
    12/31/1994               11669            10156             12617             10982
     1/31/1995               11527            10419             12481             10750
     2/28/1995               11334            10824             13291             11258
     3/31/1995               11342            11144             13804             11715
     4/30/1995               11660            11471             14768             12296
     5/31/1995               12419            11929             15079             12612
     6/30/1995               13418            12206             16782             13936
     7/31/1995               14548            12610             18032             15310
     8/31/1995               14916            12641             18322             15532
     9/30/1995               15395            13175             18810             16114
    10/31/1995               14162            13127             18913             15879
    11/30/1995               14418            13702             19189             15909
    12/31/1995               14427            13967             18635             15217
     1/31/1996               14590            14442             19073             15132
     2/29/1996               15573            14576             19622             15771
     3/31/1996               15471            14716             18580             15072
     4/30/1996               17225            14932             20457             16575
     5/31/1996               18012            15316             20645             16969
     6/30/1996               17740            15374             19212             15798
     7/31/1996               16202            14694             17729             14626
     8/31/1996               16933            15005             18812             15376
     9/30/1996               17018            15848             20503             16826
    10/31/1996               16248            16285             20187             16549
    11/30/1996               17017            17515             22915             18099
    12/31/1996               17216            17168             22367             17794
     1/31/1997               18516            18239             24722             19146
     2/28/1997               17596            18383             23674             17415
     3/31/1997               16665            17630             22346             16104
     4/30/1997               16836            18680             23108             16807
     5/31/1997               18355            19822             25893             18807
     6/30/1997               19234            20704             26066             18982
     7/31/1997               21035            22350             30085             21644
     8/31/1997               20023            21098             30040             21778
     9/30/1997               21887            22252             31050             22701
    10/31/1997               20066            21509             27855             20302
    11/30/1997               19594            22505             27924             20129
    12/31/1997               19724            22892             26835             19187
     1/31/1998               19939            23144             27927             19527
     2/28/1998               21857            24812             31346             21850
     3/31/1998               23765            26083             31954             22030
     4/30/1998               23862            26349             33194             22975
     5/31/1998               23070            25896             30558             21291
      06/30/98               24004            26947             31952             22538
      07/31/98               24192            26661             31862             22326
      08/31/98               18572            22809             25885             18136
      09/30/98               18409            24271             29537             20276
      10/31/98               20087            26242             32884             21823
      11/30/98               21463            27832             36524             24269
      12/31/98               24086            29435             41491             28196
      01/31/99               27374            30665             47570             31847
      02/28/99               25682            29712             42684             28522
      03/31/99               27138            30900             45937             31429
      04/30/99               29014            32096             47558             31822
      05/31/99               28140            31338             48937             31777
      06/30/99               30099            33071             55412             35905
      07/31/99               29271            32043             55074             35894
      08/31/99               29576            31883             57899             37868
      09/30/99               30495            31009             57969             38383
      10/31/99               33740            32972             61383             42425
      11/30/99               39354            33641             70228             48717
      12/31/99               49736            35619             89794             60312
      01/31/00               49527            33831             87845             59678
      02/29/00               58021            33192            107883             75756
      03/31/00               56965            36438            107343             73453
      04/30/00               48665            35341            100506             64881
      05/31/00               42115            34617             91872             57050
      06/30/00               50083            35468            101739             65698
      07/31/00               48305            34915             94902             62223
      08/31/00               56078            37083            108103             71662
      09/30/00               51810            35125             95953             64317
      10/31/00               44344            34978             89744             57261
      11/30/00               31382            32222             75008             42499
      12/31/00               31690            32379             75233             42053
      01/31/01               31620            33529             84788             46317
      02/28/01               20215            30474             69314             34247
      03/31/01               15836            28545             61170             29230
      04/30/01               19018            30761             71122             34935
      05/31/01               19052            30967             68540             33307
      06/30/01               19770            30214             67039             32758
      07/31/01               17530            29918             63547             30134
      08/31/01               15888            28048             58431             26367
      09/30/01               12604            25785             47779             20709
      10/31/01               14520            26277             55319             23844
      11/30/01               15973            28293             62792             27316
      12/31/01               16647            28542             63502             27447
      01/31/02               15856            28125             63184             26967
      02/28/02               13365            27582             58016             23364
      03/31/02               15105            28619             63301             25492
      04/30/02               13326            26885             55933             22459
      05/31/02               12496            26689             53679             21284
      06/30/02               11310            24788             47447             18481
      07/31/02                9609            22857             41895             16507
      08/31/02                9213            23006             41355             16118
      09/30/02                8462            20507             35636             13876
      10/31/02                9490            22310             41569             15975
      11/30/02               10479            23622             47467             18414
      12/31/02                9135            22235             42341             16089

Past performance cannot guarantee comparable future results.

This growth chart uses a logarithmic scale, which means the price scale
(vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.
=================================================================================================

                    FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/02

SERIES I SHARES
Inception (10/18/93)   0.98%
  5 Years            -14.27
  1 Year             -45.13

SERIES II SHARES*
Inception             -1.20%
  5 Years            -14.45
  1 Year             -45.17

*Performance shown for periods prior to the inception date of the Series II class of shares (inception date 4/2/02) reflects the historical results of the Series I class (inception date 10/18/93), adjusted to reflect the impact that the Series II class Rule 12b-1 plan would have had if the Series II class had then existed. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.
    AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    AIM V.I. New Technology Fund seeks long-term growth of capital by investing primarily in stocks of technology and science companies.
    The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
    The unmanaged Lipper Science and Technology Fund Index represents an average of the performance of the 30 largest science and technology funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    The unmanaged Pacific Stock Exchange Technology 100 Index (the PSE Technology 100) is a price-weighted index of 100 listed and over-the-counter technology stocks from 15 technology-related industries.
    The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an idea of funds reflects fund expenses. Performance of a market index does not.
    In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
    Had the advisor not waived fees and/or absorbed expenses, returns would have been lower.
    Investing in a single-sector or single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
    The value of the fund's shares is particularly vulnerable to factors affecting the technology and science industries, such as substantial government regulations and the need for government approvals, dependency on consumer and business acceptance as new technologies evolve, and large and rapid price movements resulting from, among other things, fierce competition in these industries. Additional factors affecting the technology and science industries and the value of fund shares include rapid obsolescence of products and services, short product cycles, and aggressive pricing. Many technology companies are small and at an early state of development and, therefore, may be subject to risks such as limited product lines, markets, and financial and managerial resources.
    Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORIC PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.


Nextel and Accredo Health were among the holdings that helped fund performance; IDEC Pharmaceuticals was one that did not.
o Nextel, the nation's fifth-largest U.S. mobile phone operator, targets businesses rather than lower-margin consumers. Nextel has the highest revenue per user and the lowest subscriber turnover rate in the industry.
o Accredo Health provides prescriptions via overnight shipping, assists with treatment programs, and offers claim-processing services. The company's revenues and earnings doubled in 2002, and its stock price climbed significantly.
o IDEC Pharmaceuticals develops treatments for cancer and autoimmune diseases, and the company ranks among the select few biotechnology firms that are profitable. The company's best-selling Rituxan treats non-Hodgkin's lymphoma. Delivered intravaneously, Rituxan spares patients chemotherapy or radiation therapy.

IN CLOSING
We know that market conditions in recent years have been largely disappointing, and that stocks in the technology and telecommunications sectors have been particularly disappointing. We want to assure you that your fund management team continues to work diligently to meet the fund's investment objective of long-term growth of capital.

                           PORTFOLIO MANAGEMENT TEAM

                                 AS OF 12/31/02

                            ABEL GARCIA, LEAD MANAGER

                                DAVID P. BARNARD

                                 WARREN TENNANT

Schedule of Investments

December 31, 2002

                                                                       MARKET
                                                           SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.14%

Aerospace & Defense-8.77%

Alliant Techsystems Inc.(a)                                  6,400   $   399,040
--------------------------------------------------------------------------------
Engineered Support Systems, Inc.                            10,150       372,099
--------------------------------------------------------------------------------
InVision Technologies, Inc.(a)                               4,400       115,984
--------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)                         6,000       269,460
--------------------------------------------------------------------------------
Rockwell Collins, Inc.                                       5,500       127,930
================================================================================
                                                                       1,284,513
================================================================================

Application Software-6.17%

Documentum, Inc.(a)                                         15,700       245,862
--------------------------------------------------------------------------------
Intuit Inc.(a)                                               5,000       234,600
--------------------------------------------------------------------------------
Mercury Interactive Corp.(a)                                11,200       332,080
--------------------------------------------------------------------------------
PeopleSoft, Inc.(a)                                          5,000        91,500
================================================================================
                                                                         904,042
================================================================================

Auto Parts & Equipment-1.71%

Gentex Corp.(a)                                              7,900       249,956
================================================================================

Biotechnology-7.45%

Chiron Corp.(a)                                                900        33,840
--------------------------------------------------------------------------------
Enzon Pharmaceuticals, Inc.(a)                               2,400        40,128
--------------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                                    13,400       455,600
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                                6,400       212,288
--------------------------------------------------------------------------------
IDEXX Laboratories, Inc.(a)                                  1,900        62,415
--------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(a)                          3,900        30,966
--------------------------------------------------------------------------------
OraSure Technologies, Inc.(a)                                9,400        51,230
--------------------------------------------------------------------------------
PRAECIS Pharmaceuticals Inc.(a)                             30,300        98,475
--------------------------------------------------------------------------------
SangStat Medical Corp.(a)                                    5,600        63,280
--------------------------------------------------------------------------------
Trimeris, Inc.(a)                                            1,000        43,090
================================================================================
                                                                       1,091,312
================================================================================

Computer & Electronics Retail-0.96%

CDW Computer Centers, Inc.(a)                                3,200       140,320
================================================================================

Computer Hardware-5.50%

Dell Computer Corp.(a)                                      19,600       524,104
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                          7,100       123,256
--------------------------------------------------------------------------------
Pinnacle Systems, Inc.(a)                                   11,600       157,876
================================================================================
                                                                         805,236
================================================================================

Computer Storage & Peripherals-5.95%

Imation Corp.(a)                                             3,800       133,304
--------------------------------------------------------------------------------
Lexmark International, Inc.(a)                               1,700       102,850
--------------------------------------------------------------------------------
Overland Storage, Inc.(a)                                    9,700       141,436
--------------------------------------------------------------------------------

                                                                       MARKET
                                                           SHARES       VALUE
--------------------------------------------------------------------------------
Computer Storage & Peripherals-(Continued)

SanDisk Corp.(a)                                            10,500   $   213,150
--------------------------------------------------------------------------------
Storage Technology Corp.(a)                                  9,600       205,632
--------------------------------------------------------------------------------
Western Digital Corp.(a)                                    11,800        75,402
================================================================================
                                                                         871,774
================================================================================

Consumer Electronics-0.62%

Garmin Ltd. (Cayman Islands)(a)                              1,700        49,810
--------------------------------------------------------------------------------
Harman International Industries, Inc.                          700        41,650
================================================================================
                                                                          91,460
================================================================================

Data Processing Services-0.83%

eSPEED, Inc.-Class A(a)                                      7,200       121,975
================================================================================

Electronic Equipment & Instruments-1.67%

Itron, Inc.(a)                                               2,400        46,008
--------------------------------------------------------------------------------
OSI Systems, Inc.(a)                                        11,700       198,666
================================================================================
                                                                         244,674
================================================================================

Health Care Distributors & Services-6.33%

Accredo Health, Inc.(a)                                      4,200       148,050
--------------------------------------------------------------------------------
Cerner Corp.(a)                                              9,200       287,592
--------------------------------------------------------------------------------
Covance Inc.(a)                                              2,700        66,393
--------------------------------------------------------------------------------
Express Scripts, Inc.(a)                                     2,400       115,296
--------------------------------------------------------------------------------
IMPAC Medical Systems, Inc.(a)                               4,100        75,932
--------------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)                      5,400       125,496
--------------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                                    1,900       108,110
================================================================================
                                                                         926,869
================================================================================

Health Care Equipment-0.79%

Boston Scientific Corp.(a)                                     900        38,268
--------------------------------------------------------------------------------
Conceptus, Inc.(a)                                           6,500        77,870
================================================================================
                                                                         116,138
================================================================================

Health Care Supplies-0.56%

ICU Medical, Inc.(a)                                         2,200        82,060
================================================================================

Internet Retail-3.04%

Amazon.com, Inc.(a)                                          5,300       100,117
--------------------------------------------------------------------------------
eBay Inc.(a)                                                 5,100       345,882
================================================================================
                                                                         445,999
================================================================================

Internet Software & Services-6.92%

Expedia, Inc.-Class A(a)                                     1,200        80,316
--------------------------------------------------------------------------------
Hotels.com-Class A(a)                                        1,500        81,945
--------------------------------------------------------------------------------
Overture Services, Inc.(a)                                  14,300       390,533
--------------------------------------------------------------------------------
PEC Solutions, Inc.(a)                                       3,900       116,610
--------------------------------------------------------------------------------

                          AIM V.I. NEW TECHNOLOGY FUND

                                                                       MARKET
                                                           SHARES       VALUE
--------------------------------------------------------------------------------
Internet Software & Services-(Continued)

Websense, Inc.(a)                                           16,100   $   343,912
================================================================================
                                                                       1,013,316
================================================================================

IT Consulting & Services-2.23%

Affiliated Computer Services, Inc.-Class A(a)                3,300       173,745
--------------------------------------------------------------------------------
Anteon International Corp.(a)                                2,800        67,200
--------------------------------------------------------------------------------
Syntel, Inc.(a)                                              4,100        86,141
================================================================================
                                                                         327,086
================================================================================

Networking Equipment-2.00%

Cisco Systems, Inc.(a)                                      13,500       176,850
--------------------------------------------------------------------------------
McDATA Corp.-Class A(a)                                      5,200        36,920
--------------------------------------------------------------------------------
NetScreen Technologies, Inc.(a)                              4,700        79,148
================================================================================
                                                                         292,918
================================================================================

Pharmaceuticals-2.24%

American Pharmaceutical Partners, Inc.(a)                    6,400       113,920
--------------------------------------------------------------------------------
Biovail Corp. (Canada)(a)                                    1,600        42,256
--------------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                                   500        49,110
--------------------------------------------------------------------------------
Mylan Laboratories Inc.                                      3,500       122,150
================================================================================
                                                                         327,436
================================================================================

Semiconductor Equipment-3.92%

Applied Materials, Inc.(a)                                  10,000       130,300
--------------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                          4,400       155,628
--------------------------------------------------------------------------------
Lam Research Corp.(a)                                        5,600        60,480
--------------------------------------------------------------------------------
Novellus Systems, Inc.(a)                                    3,900       109,512
--------------------------------------------------------------------------------
Varian Semiconductor Equipment Associates, Inc.(a)           5,000       118,805
================================================================================
                                                                         574,725
================================================================================

Semiconductors-9.99%

Analog Devices, Inc.(a)                                      8,400       200,508
--------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)                          7,600       138,700
--------------------------------------------------------------------------------
Intel Corp.                                                 12,700       197,739
--------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)                   7,700       145,222
--------------------------------------------------------------------------------
Microchip Technology Inc.                                   10,400       254,280
--------------------------------------------------------------------------------
QLogic Corp.(a)                                              3,900       134,589
--------------------------------------------------------------------------------

                                                                       MARKET
                                                           SHARES       VALUE
--------------------------------------------------------------------------------
Semiconductors-(Continued)

Silicon Laboratories Inc.(a)                                11,100   $   211,788
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.-ADR
  (Taiwan)(a)                                               20,240       142,692
--------------------------------------------------------------------------------
Zoran Corp.(a)                                               2,700        37,989
================================================================================
                                                                       1,463,507
================================================================================

Systems Software-6.68%

Microsoft Corp.(a)                                           7,600       392,920
--------------------------------------------------------------------------------
Oracle Corp.(a)                                              7,100        76,680
--------------------------------------------------------------------------------
SafeNet, Inc.(a)                                             2,500        63,375
--------------------------------------------------------------------------------
Symantec Corp.(a)                                           11,000       444,950
================================================================================
                                                                         977,925
================================================================================

Telecommunications Equipment-6.14%

Inter-Tel, Inc.                                              8,300       173,553
--------------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                                     14,800       229,400
--------------------------------------------------------------------------------
QUALCOMM Inc.(a)                                             7,300       265,647
--------------------------------------------------------------------------------
UTStarcom, Inc.(a)                                          11,600       230,028
================================================================================
                                                                         898,628
================================================================================

Wireless Telecommunication Services-4.67%

AT&T Wireless Services Inc.(a)                              24,600       138,990
--------------------------------------------------------------------------------
Nextel Communications, Inc.-Class A(a)                      27,900       322,245
--------------------------------------------------------------------------------
United States Cellular Corp.(a)                              8,900       222,678
================================================================================
                                                                         683,913
================================================================================
    Total Common Stocks & Other Equity Interests (Cost
      $14,331,575)                                                    13,935,782
================================================================================

MONEY MARKET FUNDS-7.43%

STIC Liquid Assets Portfolio(b)                            543,970       543,970
--------------------------------------------------------------------------------
STIC Prime Portfolio(b)                                    543,970       543,970
================================================================================
    Total Money Market Funds (Cost $1,087,940)                         1,087,940
================================================================================
TOTAL INVESTMENTS-102.57% (Cost $15,419,515)                          15,023,722
================================================================================
OTHER ASSETS LESS LIABILITIES-(2.57%)                                   (375,977)
================================================================================
NET ASSETS-100.00%                                                   $14,647,745
________________________________________________________________________________
================================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                          AIM V.I. NEW TECHNOLOGY FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost $15,419,515)                      $15,023,722
--------------------------------------------------------------------------------
Dividend receivables                                                       2,000
--------------------------------------------------------------------------------
Investment for deferred compensation plan                                 13,799
================================================================================
     Total assets                                                     15,039,521
________________________________________________________________________________
================================================================================


LIABILITIES:

Payables for:
  Investments purchased                                                  338,611
--------------------------------------------------------------------------------
  Fund shares reacquired                                                  11,890
--------------------------------------------------------------------------------
  Deferred compensation plan                                              13,799
--------------------------------------------------------------------------------
Accrued administrative services fees                                       8,986
--------------------------------------------------------------------------------
Accrued distribution fees -- Series II                                         4
--------------------------------------------------------------------------------
Accrued transfer agent fees                                                1,095
--------------------------------------------------------------------------------
Accrued operating expenses                                                17,391
================================================================================
     Total liabilities                                                   391,776
================================================================================
Net assets applicable to shares outstanding                          $14,647,745
________________________________________________________________________________
================================================================================


NET ASSETS:

Series I                                                             $14,634,445
________________________________________________________________________________
================================================================================
Series II                                                            $    13,300
________________________________________________________________________________
================================================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                                               6,324,863
________________________________________________________________________________
================================================================================
Series II                                                                  5,751
________________________________________________________________________________
================================================================================
Series I:
  Net asset value per share                                          $      2.31
________________________________________________________________________________
================================================================================
Series II:
  Net asset value per share                                          $      2.31
________________________________________________________________________________
================================================================================


Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends                                                           $      2,999
--------------------------------------------------------------------------------
Dividends from affiliated money market funds                              16,454
================================================================================
    Total investment income                                               19,453
================================================================================

EXPENSES:

Advisory fees                                                            216,332
--------------------------------------------------------------------------------
Administrative services fees                                             101,610
--------------------------------------------------------------------------------
Custodian fees                                                            18,936
--------------------------------------------------------------------------------
Distribution fees -- Series II                                                40
--------------------------------------------------------------------------------
Transfer agent fees                                                        8,738
--------------------------------------------------------------------------------
Trustees' fees                                                             8,736
--------------------------------------------------------------------------------
Other                                                                     15,004
================================================================================
    Total expenses                                                       369,396
================================================================================
Less: Fees waived and expenses reimbursed                                (87,991)
--------------------------------------------------------------------------------
    Expenses paid indirectly                                                 (30)
================================================================================
    Net expenses                                                         281,375
================================================================================
Net investment income (loss)                                            (261,922)
================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                               (9,327,344)
--------------------------------------------------------------------------------
  Option contracts written                                                13,065
================================================================================
                                                                      (9,314,279)
================================================================================
Change in net unrealized appreciation (depreciation) of investment
  securities                                                          (4,612,766)
================================================================================
Net gain (loss) from investment securities and option contracts      (13,927,045)
================================================================================
Net increase (decrease) in net assets resulting from operations     $(14,188,967)
________________________________________________________________________________
================================================================================

See Notes to Financial Statements.
                          AIM V.I. NEW TECHNOLOGY FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                        2002            2001
--------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                      $   (261,922)   $   (464,860)
--------------------------------------------------------------------------------
  Net realized gain (loss) from investment
    securities, foreign currencies and option
    contracts                                         (9,314,279)    (36,564,431)
--------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities and
    foreign currencies                                (4,612,766)      3,697,847
================================================================================
    Net increase (decrease) in net assets
     resulting from operations                       (14,188,967)    (33,331,444)
================================================================================
Distributions to shareholders from net investment
  income:
  Series I                                                    --        (758,754)
--------------------------------------------------------------------------------
Distributions to shareholders from net realized
  gains:
  Series I                                                    --     (19,031,270)
--------------------------------------------------------------------------------
Share transactions-net:
  Series I                                            (5,805,609)     18,425,518
--------------------------------------------------------------------------------
  Series II                                               28,202              --
================================================================================
    Net increase (decrease) in net assets            (19,966,374)    (34,695,950)
================================================================================

NET ASSETS:

  Beginning of year                                   34,614,119      69,310,069
================================================================================
  End of year                                       $ 14,647,745    $ 34,614,119
________________________________________________________________________________
================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                     $ 68,855,836    $ 74,892,563
--------------------------------------------------------------------------------
  Undistributed net investment income (loss)             (17,374)        (14,772)
--------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities, foreign currencies and
    option contracts                                 (53,794,924)    (44,480,645)
--------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of
    investment securities and foreign currencies        (395,793)      4,216,973
================================================================================
                                                    $ 14,647,745    $ 34,614,119
________________________________________________________________________________
================================================================================

See Notes to Financial Statements.
                          AIM V.I. NEW TECHNOLOGY FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. New Technology Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held.

                          AIM V.I. NEW TECHNOLOGY FUND

     The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $87,975.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $101,610 of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $6,282 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. Pursuant to the master distribution agreement for the period April 2, 2002 (date sales commenced) through December 31, 2002, the Series II shares paid $24 after plan fees reimbursed by AIM Distributors of $16.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $30 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $30.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the

                          AIM V.I. NEW TECHNOLOGY FUND
line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                                           CALL OPTION CONTRACTS
                                                           ---------------------
                                                           NUMBER OF    PREMIUMS
                                                           CONTRACTS    RECEIVED
--------------------------------------------------------------------------------
Beginning of year                                              --       $     --
--------------------------------------------------------------------------------
Written                                                       105         20,422
--------------------------------------------------------------------------------
Closed                                                        (85)       (16,444)
--------------------------------------------------------------------------------
Exercised                                                     (20)        (3,978)
================================================================================
End of year                                                    --       $     --
________________________________________________________________________________
================================================================================

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                                            2002        2001
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                           $ --     $   758,754
--------------------------------------------------------------------------------
  Long-term capital gain                                      --      19,031,270
================================================================================
                                                            $ --     $19,790,024
________________________________________________________________________________
================================================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation (depreciation) -- investments               $   (577,675)
--------------------------------------------------------------------------------
Temporary book/tax differences                                           (18,550)
--------------------------------------------------------------------------------
Capital loss carryforward                                            (52,485,468)
--------------------------------------------------------------------------------
Post-October capital loss deferral                                    (1,126,398)
--------------------------------------------------------------------------------
Shares of beneficial interest                                         68,855,836
================================================================================
                                                                    $ 14,647,745
________________________________________________________________________________
================================================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable to the tax deferral of losses on wash sales and the treatment of foreign tax on certain stock dividends.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                                                  CAPITAL LOSS
EXPIRATION                                                        CARRYFORWARD
------------------------------------------------------------------------------
December 31, 2009                                                 $43,238,949
------------------------------------------------------------------------------
December 31, 2010                                                   9,246,519
==============================================================================
                                                                  $52,485,468
______________________________________________________________________________
==============================================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $30,105,274 and $35,292,140, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment securities           $ 1,070,431
--------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (1,648,106)
================================================================================
Net unrealized appreciation (depreciation) of investment securities  $  (577,675)
________________________________________________________________________________
================================================================================
Cost of investments for tax purposes is $15,601,397.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating losses on December 31, 2002, undistributed net investment income (loss) was increased by $259,320 and shares of beneficial interest decreased by $259,320. This reclassification had no effect on the net assets of the Fund.

                          AIM V.I. NEW TECHNOLOGY FUND

NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                   2002                          2001
                         -------------------------    --------------------------
                           SHARES        AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Sold:
  Series I                  966,802    $ 2,977,433       871,432    $  9,872,754
--------------------------------------------------------------------------------
  Series II*                 27,100         76,719            --              --
================================================================================
Issued as reinvestment
  of dividends:
  Series I                       --             --     4,734,455      19,790,024
================================================================================
Reacquired:
  Series I               (2,859,709)    (8,783,042)   (1,127,829)    (11,237,260)
--------------------------------------------------------------------------------
  Series II*                (21,349)       (48,517)           --              --
================================================================================
                         (1,887,156)   $(5,777,407)    4,478,058    $ 18,425,518
________________________________________________________________________________
================================================================================

* Series II shares commenced sales on April 2, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                   SERIES I
                            -------------------------------------------------------

                                            YEAR ENDED DECEMBER 31,
                            -------------------------------------------------------
                             2002          2001       2000        1999       1998
                            -------------------------------------------------------
Net asset value, beginning
  of period                 $  4.21       $ 18.53    $ 32.96    $  20.66    $ 18.40
-----------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
    (loss)                    (0.04)(a)     (0.05)      0.20       (0.14)     (0.01)
-----------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both
    realized and
    unrealized)               (1.86)        (8.79)    (11.05)      18.46       3.99
===================================================================================
    Total from investment
     operations               (1.90)        (8.84)    (10.85)      18.32       3.98
===================================================================================
Less distributions:
  Dividends from net
    investment income            --         (0.21)        --          --         --
-----------------------------------------------------------------------------------
  Distributions from net
    realized gains               --         (5.27)     (3.58)      (6.02)     (1.72)
===================================================================================
    Total distributions          --         (5.48)     (3.58)      (6.02)     (1.72)
===================================================================================
Net asset value, end of
  period                    $  2.31       $  4.21    $ 18.53    $  32.96    $ 20.66
___________________________________________________________________________________
===================================================================================
Total return(b)              (45.13)%      (47.47)%   (36.29)%    106.52%     22.11%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)            $14,634       $34,614    $69,310    $108,428    $69,459
___________________________________________________________________________________
===================================================================================
Ratio of expenses to
  average net assets:
  With fee waivers             1.30%(c)      1.36%      1.31%       1.27%      1.17%
-----------------------------------------------------------------------------------
  Without fee waivers          1.71%(c)      1.49%      1.31%       1.27%      1.18%
===================================================================================
Ratio of net investment
  income (loss) to average
  net assets                  (1.22)%(c)    (1.14)%     0.74%      (0.62)%    (0.04)%
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate         144%          289%       131%        124%        73%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $21,617,213.

                          AIM V.I. NEW TECHNOLOGY FUND


                                                                     SERIES II
                                                                   -------------
                                                                   APRIL 2, 2002
                                                                   (DATE SALES
                                                                   COMMENCED) TO
                                                                   DECEMBER 31,
                                                                      2002
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $  3.69
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.03)(a)
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                         (1.35)
================================================================================
    Total from investment operations                                    (1.38)
================================================================================
Net asset value, end of period                                        $  2.31
________________________________________________________________________________
================================================================================
Total return(b)                                                        (37.40)%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $    13
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                       1.45%(c)
--------------------------------------------------------------------------------
  Without fee waivers                                                    1.96%(c)
================================================================================
Ratio of net investment income (loss) to average net assets             (1.37)%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                                                   144%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total return does not reflect charges at the separate account level which if included would reduce total return for the period shown.
(c)  Ratios are annualized and based on average daily net assets of $21,275.

                          AIM V.I. NEW TECHNOLOGY FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. New Technology Fund a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1998 were audited by other auditors whose report dated February 19, 1999, expressed an unqualified opinion thereon.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. New Technology Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or period in the four year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                          AIM V.I. NEW TECHNOLOGY FUND

Trustees and Officers

As of January 1, 2003

The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.             None
   Trustee                                            (registered investment company);
                                                      Director, Magellan Insurance Company;
                                                      Member of Advisor Board of Rotary Power
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                          AIM V.I. NEW TECHNOLOGY FUND

As of January 1, 2003


The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1993               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1993               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1993               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1993               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1818 Market Street
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2400
                          Houston, TX 77046         Houston, TX 77046         Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
3000 K N.W., Suite 500    & Frankel LLP             Inc.                      Trust Company
Washington, D.C. 20007    919 Third Avenue          P.O. Box 4739             225 Franklin Street
                          New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

                          AIM V.I. NEW TECHNOLOGY FUND

                          AIM V.I. PREMIER EQUITY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS ~THROUGHOUT FISCAL YEAR
AIM V.I. Premier Equity Fund delivered negative returns for the year ended December 31, 2002, as the three-year slump continued on Wall Street. The fund's Series I shares returned -30.26%, and Series II shares returned ~-30.44%.* The Lipper Large-Cap Core Fund Index, an index measuring the performance ~of funds with similar investment strategies, returned -21.23%.
    Major market indexes also ended the fiscal year with negative returns. For example, the S&P 500 returned -22.09% for the year.

RELEVANT MARKET CONDITIONS
Stocks suffered for much of 2002 as the bear market lingered throughout the year. The economy was helped by strong consumer confidence and retail sales for much of the year. Both auto and home sales were strong during 2002. But investors remained cautious as reports of accounting and corporate governance misdeeds dominated front-page headlines.
    After experiencing negative Gross Domestic Product growth in mid 2001, the economy rebounded and showed accelerating growth through early 2002. Real GDP in the first quarter grew in excess of 5% on an annualized basis. Growth decelerated in the middle part of 2002, with growth in the second quarter coming in at only 1.25%.
    Markets followed these trends in the economy. They held steady in the first quarter, and declined in the second and third quarters as concerns arose about the deceleration in the economy. The fourth quarter was a good one for equity markets as expectations grew that the economic deceleration had ended.
    After holding short-term interest rates at 1.75% until November, the Federal Reserve Board (the Fed) cut the bank overnight rate by 50 basis points (0.50%) to 1.25%. This was the Fed's only interest rate cut during 2002, yet investor reaction to the central bank's strategy continued to be passive.
    The Conference Board said consumer ~confidence fell to 80.3 points in December, from 84.9 points in November. And, initial claims for unemployment benefits rose to 403,000 the last week in December. Economists consider any jobless report higher than 400,000 an indicator of a weakening labor market. Further, the national unemployment rate hit 6% in December, the highest level in eight years.
    As the fiscal year closed, there were positive signs. One key measurement of manufacturing activity, the Institute for Supply Management Index, rose to 54.7 points in December from 49.2 points in November. That was the first indicator of growth in the sector since August 2002.
    Auto sales also climbed as the year closed, gaining 14% in December. Each of the Big 3 manufacturers posted positive results for December. Low interest rates, strong consumer spending, and positive signs of economic growth were signs of optimism.

FUND STRATEGIES AND TECHNIQUES
We have made several tactical changes since mid year in response to the volatile economic and market environment.
    We repositioned our structure and process to respond more rapidly to developments in the news or in company fundamentals. We also reorganized our staff of analysts. Our team of analysts had previously worked as generalists. However, each team member now specializes in stocks along industry lines. This focus on specific business lines by analysts allows fund managers to make better, faster decisions.
    The changes we have made to our structure and process have not changed what we seek in a given security. We remain focused on earnings growth, value of earnings, and earnings momentum. We have increased the number of holdings in the fund since the beginning of the year--up to 83. Additional holdings allow us to better manage risk for investors, which is increasingly important in this volatile market.
    We are beginning to see positive signals that the economy is growing. The administration has proposed stimulative fiscal policy, interest

PORTFOLIO COMPOSITION
as of 12/31/02, based on total net assets

====================================================================================================
TOP 10 EQUITY HOLDINGS                               TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------
1.  Pfizer Inc.                            3.9%      1.  Diversified Financial Services        10.9%
2.  Citigroup Inc.                         3.7       2.  Pharmaceuticals                        7.8
3.  Microsoft Corp.                        3.5       3.  Integrated Oil & Gas                   5.7
4.  American International Group Inc.      3.3       4.  Broadcasting & Cable TV                5.1
5.  HCA Inc.                               2.9       5.  Computer Hardware                      4.1
6.  Cox Communications Inc.-Class A        2.9       6.  Multi-Line Insurance                   4.1
7.  Exxon Mobil Corp.                      2.8       7.  Systems Software                       3.5
8.  Target Corp.                           2.7       8.  Banks                                  3.4
9.  Freddie Mac                            2.5       9   General Merchandise Stores             3.1
10. General Electric Co.                   2.4       10. Health Care Facilities                 2.9

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================

                          AIM V.I. PREMIER EQUITY FUND



================================================================================
RESULTS OF A $10,000 INVESTMENT
5/5/93-12/31/02
INDEX DATA FROM 4/30/93-12/31/02

                                  [LINE CHART]

Source: Lipper, Inc.

INDEX PERFORMANCE IS     VI PREMIER EQUITY -                   LIPPER LARGE-CAP
FROM 04/30/1993          SERIES I               S&P 500        CORE FUND IX

      5/5/1993              10000               10000              10000
     5/31/1993              10170               10267              10259
     6/30/1993              10690               10297              10313
     7/31/1993              10690               10256              10274
     8/31/1993              11050               10644              10653
     9/30/1993              11230               10562              10653
    10/31/1993              11370               10781              10818
    11/30/1993              10980               10679              10647
    12/31/1993              11482               10808              10891
     1/31/1994              12194               11175              11242
     2/28/1994              12225               10872              11031
     3/31/1994              11804               10399              10523
     4/30/1994              11795               10533              10624
     5/31/1994              11694               10704              10708
     6/30/1994              11313               10442              10426
     7/31/1994              11594               10784              10738
     8/31/1994              12224               11226              11122
     9/30/1994              12043               10952              10888
    10/31/1994              12164               11197              11063
    11/30/1994              11753               10789              10674
    12/31/1994              11946               10949              10773
     1/31/1995              11946               11233              10963
     2/28/1995              12562               11670              11340
     3/31/1995              13127               12014              11622
     4/30/1995              13400               12367              11878
     5/31/1995              13885               12860              12262
     6/30/1995              14805               13159              12584
     7/31/1995              15835               13594              13013
     8/31/1995              15916               13628              13033
     9/30/1995              16522               14204              13520
    10/31/1995              16149               14152              13458
    11/30/1995              16623               14772              13984
    12/31/1995              16278               15057              14195
     1/31/1996              16348               15569              14613
     2/29/1996              16519               15714              14791
     3/31/1996              16387               15865              14926
     4/30/1996              16751               16098              15142
     5/31/1996              16893               16512              15443
     6/30/1996              17196               16575              15465
     7/31/1996              16388               15842              14832
     8/31/1996              16761               16176              15169
     9/30/1996              17448               17085              15955
    10/31/1996              17862               17557              16272
    11/30/1996              18660               18883              17327
    12/31/1996              18722               18509              17008
     1/31/1997              19343               19664              17938
     2/28/1997              19429               19819              17917
     3/31/1997              18508               19006              17150
     4/30/1997              19333               20139              18100
     5/31/1997              20768               21370              19199
     6/30/1997              21711               22321              20032
     7/31/1997              23306               24095              21615
     8/31/1997              22150               22746              20514
     9/30/1997              23521               23990              21571
    10/31/1997              22707               23189              20907
    11/30/1997              23007               24262              21590
    12/31/1997              23157               24680              21983
      01/31/98              23312               24951              22201
      02/28/98              24813               26750              23775
      03/31/98              25979               28120              24952
      04/30/98              26203               28407              25204
      05/31/98              25925               27918              24773
      06/30/98              27426               29051              25949
      07/31/98              27360               28743              25739
      08/31/98              22635               24590              21886
      09/30/98              24136               26166              22974
      10/31/98              26171               28291              24697
      11/30/98              27615               30005              26166
      12/31/98              30661               31734              27904
      01/31/99              32470               33060              28880
      02/28/99              31723               32032              27988
      03/31/99              33360               33313              29113
      04/30/99              33430               34602              29893
      05/31/99              32892               33786              29101
      06/30/99              35089               35654              30725
      07/31/99              34296               34545              29825
      08/31/99              33737               34373              29520
      09/30/99              33832               33431              28720
      10/31/99              35794               35547              30481
      11/30/99              37548               36269              31228
      12/31/99              39835               38401              33304
      01/31/00              38859               36473              31959
      02/29/00              40463               35784              31949
      03/31/00              43389               39284              34726
      04/30/00              41593               38101              33590
      05/31/00              38369               37320              32734
      06/30/00              39724               38238              33932
      07/31/00              38369               37642              33402
      08/31/00              41105               39979              35707
      09/30/00              37229               37868              33808
      10/31/00              36707               37709              33415
      11/30/00              33261               34738              30475
      12/31/00              34002               34908              30847
      01/31/01              35845               36147              31720
      02/28/01              32694               32854              28766
      03/31/01              30154               30775              27000
      04/30/01              32943               33163              29052
      05/31/01              32756               33385              29215
      06/30/01              31969               32574              28438
      07/31/01              31333               32255              28025
      08/31/01              29206               30239              26375
      09/30/01              26989               27798              24373
      10/31/01              27661               28329              24948
      11/30/01              29393               30502              26582
      12/31/01              29728               30771              26883
      01/31/02              28646               30321              26458
      02/28/02              27511               29736              26013
      03/31/02              28708               30854              26898
      04/30/02              26302               28984              25491
      05/31/02              25781               28773              25305
      06/30/02              23425               26724              23556
      07/31/02              21809               24642              21806
      08/31/02              21822               24803              21985
      09/30/02              19441               22109              19850
      10/31/02              20919               24052              21393
      11/30/02              22065               25467              22349
      12/31/02              20728               23972              21171

Past performance cannot guarantee comparable future results.

This chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

================================================================================

        FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/02

SERIES I SHARES
INCEPTION (5/5/93)                 7.84%
   5 YEARS                        -2.19
   1 YEAR                        -30.26

SERIES II SHARES*
INCEPTION                          7.57%
   5 YEARS                        -2.43
   1 YEAR                        -30.44


*Performance shown for periods prior to the inception date of the Series II class of shares (9/19/01) reflects the historical results of the Series I class (inception date (5/5/93) adjusted to reflect the impact the Series II class Rule 12b-1 plan would have had if the Series II class had then existed. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.
    AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    AIM V.I. Premier Equity Fund is for shareholders who seek long-term growth of capital by investing in stocks of companies that are undervalued relative to the stock market as a whole.
    Effective May 1, 2002, AIM V.I. Value Fund was renamed AIM V.I. Premier Equity Fund. This change had no effect on the fund's investment objective.
    The unmanaged Lipper Large-Cap Core Fund Index represents an average of the 30 largest large-cap core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    The unmanaged Standard & Poor's 500 Composite Index of 500 stocks (the S&P
500) is an index of common stocks frequently used as a general measure of U.S. stocks market performance.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.
    In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

rates are low, stock valuations are attractive, and news media reports about the economy are becoming more positive.
    A few stocks of particular interest include:
    o Dell Computer stock was a strong contributor to fund performance. The leading manufacturer of direct-sales personal computers, the company has been consistently profitable in a volatile industry. In addition to a full line of desktop and notebook PCs designed for consumers, Dell offers network servers, workstations, storage systems, and Ethernet switches.
    o Cox Communications provides cable TV service to 6.3 million customers, cable modem service to 1.4 million subscribers and telephone service to 700,000 customers. The company has completed the physical upgrade of the large majority of its physical plant, and is experiencing a reduction in its capital expenditures and a concurrent increase in free cash flow. Performance was hurt by negative news in the industry.
    o UnitedHealth Group is a national leader in forming and operating markets for the exchange of health and well-being services. The company experienced another year of consistent increases in earning estimates, and it made the single largest positive contribution to fund performance for 2002.

IN CLOSING
We know market conditions in recent years have been largely disappointing. We want to assure you that your fund management team continues to work diligently to meet the fund's investment objective of achieving long-term growth of capital, with income a secondary objective.


                            PORTFOLIO MANAGEMENT TEAM
                                 AS OF 12/31/02

                            EVAN HARREL, LEAD MANAGER

                 ROBERT SHELTON ASSISTED BY PREMIER EQUITY TEAM

Schedule of Investments

December 31, 2002

                                                                    MARKET
                                                 SHARES             VALUE
------------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-91.49%

Advertising-1.27%

Omnicom Group Inc.                                 300,000      $   19,380,000
==============================================================================

Airlines-0.66%

Southwest Airlines Co.                             730,400          10,152,560
==============================================================================

Application Software-0.77%

BEA Systems, Inc.(a)                               693,700           7,956,739
------------------------------------------------------------------------------
Intuit Inc.(a)                                      82,000           3,847,440
==============================================================================
                                                                    11,804,179
==============================================================================

Banks-3.37%

Bank of America Corp.                              457,000          31,793,490
------------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                   823,300          19,726,268
==============================================================================
                                                                    51,519,758
==============================================================================

Biotechnology-0.53%

Amgen Inc.(a)                                      166,800           8,063,112
==============================================================================

Brewers-0.78%

Anheuser-Busch Cos., Inc.                          247,100          11,959,640
==============================================================================

Broadcasting & Cable TV-5.12%

Comcast Corp.-Class A(a)                           293,899           6,927,199
------------------------------------------------------------------------------
Comcast Corp.-Special Class A(a)                 1,215,000          27,446,850
------------------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)              1,549,700          44,011,480
==============================================================================
                                                                    78,385,529
==============================================================================

Building Products-0.23%

Masco Corp.                                        165,000           3,473,250
==============================================================================

Computer & Electronics Retail-1.20%

Best Buy Co., Inc.(a)                              762,700          18,419,205
==============================================================================

Computer Hardware-4.14%

Dell Computer Corp.(a)                           1,320,000          35,296,800
------------------------------------------------------------------------------
Hewlett-Packard Co.                              1,017,800          17,669,008
------------------------------------------------------------------------------
International Business Machines Corp.              133,200          10,323,000
==============================================================================
                                                                    63,288,808
==============================================================================

Consumer Finance-1.11%

MBNA Corp.                                         894,900          17,020,998
==============================================================================

Data Processing Services-1.71%

First Data Corp.                                   738,800          26,160,908
==============================================================================

                                                                    MARKET
                                                 SHARES             VALUE
------------------------------------------------------------------------------

Department Stores-0.95%

Federated Department Stores, Inc.(a)               506,700      $   14,572,692
==============================================================================

Diversified Financial Services-10.88%

American Express Co.                               194,000           6,857,900
------------------------------------------------------------------------------
Citigroup Inc.                                   1,617,400          56,916,306
------------------------------------------------------------------------------
Fannie Mae                                         475,400          30,582,482
------------------------------------------------------------------------------
Freddie Mac                                        654,600          38,654,130
------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            321,100           7,706,400
------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          200,000           7,590,000
------------------------------------------------------------------------------
Morgan Stanley                                     456,100          18,207,512
==============================================================================
                                                                   166,514,730
==============================================================================

Drug Retail-1.12%

Walgreen Co.                                       588,700          17,184,153
==============================================================================

Electronic Equipment & Instruments-0.47%

Celestica Inc. (Canada)(a)                         510,700           7,200,870
==============================================================================

Environmental Services-0.87%

Waste Management, Inc.                             584,300          13,392,156
==============================================================================

Footwear-1.69%

NIKE, Inc.-Class B                                 580,000          25,792,600
==============================================================================

General Merchandise Stores-3.13%

Target Corp.                                     1,391,900          41,757,000
------------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (Mexico)                                       2,700,100           6,196,951
==============================================================================
                                                                    47,953,951
==============================================================================

Health Care Distributors & Services-0.14%

Laboratory Corp. of America Holdings(a)             89,200           2,073,008
==============================================================================

Health Care Equipment-0.55%

Baxter International Inc.                          298,500           8,358,000
==============================================================================

Health Care Facilities-2.92%

HCA Inc.                                         1,075,400          44,629,100
==============================================================================

Household Products-2.49%

Kimberly-Clark Corp.                               160,000           7,595,200
------------------------------------------------------------------------------
Procter & Gamble Co. (The)                         355,200          30,525,888
==============================================================================
                                                                    38,121,088
==============================================================================

                          AIM V.I. PREMIER EQUITY FUND

                                                                    MARKET
                                                 SHARES             VALUE
------------------------------------------------------------------------------

Industrial Conglomerates-2.37%

General Electric Co.                             1,489,200      $   36,262,020
==============================================================================

Industrial Machinery-1.25%

Danaher Corp.                                      290,800          19,105,560
==============================================================================

Integrated Oil & Gas-5.72%

BP PLC-ADR (United Kingdom)                        478,900          19,467,285
------------------------------------------------------------------------------
ChevronTexaco Corp.                                380,000          25,262,400
------------------------------------------------------------------------------
Exxon Mobil Corp.                                1,227,000          42,871,380
==============================================================================
                                                                    87,601,065
==============================================================================

Integrated Telecommunication Services-1.76%

AT&T Corp.                                         181,700           4,744,187
------------------------------------------------------------------------------
SBC Communications Inc.                            316,000           8,566,760
------------------------------------------------------------------------------
Verizon Communications Inc.                        352,200          13,647,750
==============================================================================
                                                                    26,958,697
==============================================================================

IT Consulting & Services-0.71%

Accenture Ltd.-Class A (Bermuda)(a)                342,000           6,152,580
------------------------------------------------------------------------------
Affiliated Computer Services, Inc.-Class A(a)       88,100           4,638,465
==============================================================================
                                                                    10,791,045
==============================================================================

Life & Health Insurance-0.54%

AFLAC Inc.                                         275,000           8,283,000
==============================================================================

Managed Health Care-2.49%

Anthem, Inc.(a)                                    180,100          11,328,290
------------------------------------------------------------------------------
UnitedHealth Group Inc.                            321,200          26,820,200
==============================================================================
                                                                    38,148,490
==============================================================================

Movies & Entertainment-1.95%

AOL Time Warner Inc.(a)                            637,200           8,347,320
------------------------------------------------------------------------------
Viacom Inc.-Class B(a)                             527,500          21,500,900
==============================================================================
                                                                    29,848,220
==============================================================================

Multi-Line Insurance-4.05%

American International Group, Inc.                 869,900          50,323,715
------------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)      257,600          11,702,768
==============================================================================
                                                                    62,026,483
==============================================================================

Multi-Utilities & Unregulated Power-0.62%

Duke Energy Corp.                                  486,900           9,514,026
==============================================================================

Networking Equipment-1.15%

Cisco Systems, Inc.(a)                           1,342,200          17,582,820
==============================================================================

                                                                    MARKET
                                                 SHARES             VALUE
------------------------------------------------------------------------------

Oil & Gas Drilling-0.93%

GlobalSantaFe Corp. (Cayman Islands)               170,000      $    4,134,400
------------------------------------------------------------------------------
Transocean Inc.                                    433,000          10,045,600
==============================================================================
                                                                    14,180,000
==============================================================================

Oil & Gas Equipment & Services-1.88%

Baker Hughes Inc.                                  638,000          20,537,220
------------------------------------------------------------------------------
BJ Services Co.(a)                                 255,700           8,261,667
==============================================================================
                                                                    28,798,887
==============================================================================

Packaged Foods & Meats-0.81%

Sara Lee Corp.                                     547,600          12,326,476
==============================================================================

Pharmaceuticals-7.78%

Allergan, Inc.                                     245,000          14,116,900
------------------------------------------------------------------------------
Johnson & Johnson                                  395,900          21,263,789
------------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                      456,200           7,842,078
------------------------------------------------------------------------------
Merck & Co. Inc.                                   139,200           7,880,112
------------------------------------------------------------------------------
Pfizer Inc.                                      1,973,000          60,314,610
------------------------------------------------------------------------------
Wyeth                                              203,800           7,622,120
==============================================================================
                                                                   119,039,609
==============================================================================

Property & Casualty Insurance-1.57%

Allstate Corp. (The)                               427,400          15,809,526
------------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class A(a)       183,670           2,690,766
------------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class B(a)       372,947           5,463,674
==============================================================================
                                                                    23,963,966
==============================================================================

Restaurants-1.27%

Yum! Brands, Inc.(a)                               801,300          19,407,486
==============================================================================

Semiconductor Equipment-0.77%

Applied Materials, Inc.(a)                         902,000          11,753,060
==============================================================================

Semiconductors-1.50%

Analog Devices, Inc.(a)                            738,700          17,632,769
------------------------------------------------------------------------------
Micron Technology, Inc.(a)                         553,700           5,393,038
==============================================================================
                                                                    23,025,807
==============================================================================

Soft Drinks-0.50%

PepsiCo, Inc.                                      182,300           7,696,706
==============================================================================

Specialty Stores-0.30%

Staples, Inc.(a)                                   250,000           4,575,000
==============================================================================

Systems Software-3.46%

Microsoft Corp.(a)                               1,025,600          53,023,520
==============================================================================

                          AIM V.I. PREMIER EQUITY FUND

                                                                    MARKET
                                                 SHARES             VALUE
------------------------------------------------------------------------------

Telecommunications Equipment-0.19%

QUALCOMM Inc.(a)                                    80,000      $    2,911,200
==============================================================================

Wireless Telecommunication Services-1.82%

Nextel Communications, Inc.-Class A(a)           1,362,500          15,736,875
------------------------------------------------------------------------------
Sprint Corp. (PCS Group)(a)                      2,760,100          12,089,238
==============================================================================
                                                                    27,826,113
==============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,625,518,117)                            1,400,069,551
==============================================================================

                                                PRINCIPAL
                                                 AMOUNT
U.S. TREASURY BILLS-0.65%

1.18%, 03/20/03 (Cost $9,974,433)(b)           $10,000,000(c)        9,974,433
==============================================================================

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
------------------------------------------------------------------------------

                                                                    MARKET
                                                 SHARES             VALUE
------------------------------------------------------------------------------
MONEY MARKET FUNDS-7.96%

STIC Liquid Assets Portfolio(d)                 60,884,509      $   60,884,509
------------------------------------------------------------------------------
STIC Prime Portfolio(d)                         60,884,509          60,884,509
==============================================================================
    Total Money Market Funds (Cost
      $121,769,018)                                                121,769,018
==============================================================================
TOTAL INVESTMENTS-100.10% (Cost
  $1,757,261,568)                                                1,531,813,002
==============================================================================
OTHER ASSETS LESS LIABILITIES-(0.10%)                               (1,454,097)
==============================================================================
NET ASSETS-100.00%                                              $1,530,358,905
______________________________________________________________________________
==============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                          AIM V.I. PREMIER EQUITY FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost
  $1,757,261,568)                              $1,531,813,002
-------------------------------------------------------------
Receivables for:
  Foreign currency contracts closed                     2,254
-------------------------------------------------------------
  Variation margin                                     84,000
-------------------------------------------------------------
  Fund shares sold                                    190,576
-------------------------------------------------------------
  Dividends                                         1,369,656
-------------------------------------------------------------
  Amount due from advisor                              31,867
-------------------------------------------------------------
Investment for deferred compensation plan              52,770
-------------------------------------------------------------
Other assets                                            8,125
=============================================================
     Total assets                               1,533,552,250
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                            1,706,728
-------------------------------------------------------------
  Foreign currency contracts outstanding               13,366
-------------------------------------------------------------
  Deferred compensation plan                           52,770
-------------------------------------------------------------
Accrued administrative services fees                1,119,943
-------------------------------------------------------------
Accrued distribution fees -- Series II                  5,973
-------------------------------------------------------------
Accrued transfer agent fees                            43,327
-------------------------------------------------------------
Accrued operating expenses                            251,238
=============================================================
     Total liabilities                              3,193,345
=============================================================
Net assets applicable to shares outstanding    $1,530,358,905
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                       $1,519,524,897
_____________________________________________________________
=============================================================
Series II                                      $   10,834,008
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                           93,699,663
_____________________________________________________________
=============================================================
Series II                                             669,992
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        16.22
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        16.17
_____________________________________________________________
=============================================================


Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $188,302)                                     $  19,693,519
-------------------------------------------------------------
Dividends from affiliated money market funds        1,923,056
-------------------------------------------------------------
Interest                                               75,961
=============================================================
    Total investment income                        21,692,536
=============================================================

EXPENSES:

Advisory fees                                      12,074,846
-------------------------------------------------------------
Administrative services fees                        4,279,991
-------------------------------------------------------------
Custodian fees                                        223,222
-------------------------------------------------------------
Distribution fees -- Series II                         13,525
-------------------------------------------------------------
Transfer agent fees                                   120,224
-------------------------------------------------------------
Trustees' fees                                         19,092
-------------------------------------------------------------
Other                                                 173,488
=============================================================
    Total expenses                                 16,904,388
=============================================================
Less: Fees waived                                     (22,903)
-------------------------------------------------------------
    Expenses paid indirectly                             (549)
=============================================================
    Net expenses                                   16,880,936
=============================================================
Net investment income                               4,811,600
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS, FUTURES
  CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (436,760,132)
-------------------------------------------------------------
  Foreign currencies                                   62,146
-------------------------------------------------------------
  Foreign currency contracts                       (1,848,273)
-------------------------------------------------------------
  Futures contracts                                 1,145,630
-------------------------------------------------------------
  Option contracts written                            300,747
=============================================================
                                                 (437,099,882)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (328,190,604)
-------------------------------------------------------------
  Foreign currency contracts                          (30,805)
-------------------------------------------------------------
  Futures contracts                                (2,142,322)
=============================================================
                                                 (330,363,731)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies, foreign currency
  contracts, futures contracts and option
  contracts                                      (767,463,613)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(762,652,013)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                          AIM V.I. PREMIER EQUITY FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                   2002               2001
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $     4,811,600    $    6,224,561
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                               (437,099,882)     (272,780,154)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts, futures contracts and option
    contracts                                                    (330,363,731)      (97,327,279)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (762,652,013)     (363,882,872)
===============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                         (6,192,808)       (3,348,106)
-----------------------------------------------------------------------------------------------
  Series II                                                           (41,642)             (548)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                                 --       (50,823,827)
-----------------------------------------------------------------------------------------------
  Series II                                                                --            (8,314)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                       (271,364,143)      230,022,815
-----------------------------------------------------------------------------------------------
  Series II                                                        11,802,858           686,924
===============================================================================================
    Net increase (decrease) in net assets                      (1,028,447,748)     (187,353,928)
===============================================================================================

NET ASSETS:

  Beginning of year                                             2,558,806,653     2,746,160,581
===============================================================================================
  End of year                                                 $ 1,530,358,905    $2,558,806,653
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 2,492,872,435    $2,752,433,720
-----------------------------------------------------------------------------------------------
  Undistributed net investment income                               4,773,524         6,134,226
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and option contracts            (740,205,143)     (303,043,113)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and option contracts            (227,081,911)      103,281,820
===============================================================================================
                                                              $ 1,530,358,905    $2,558,806,653
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.
                          AIM V.I. PREMIER EQUITY FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Premier Equity Fund (formerly AIM V.I. Value Fund) (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's primary investment objective is to achieve long-term growth of capital. Income is a secondary objective.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

                          AIM V.I. PREMIER EQUITY FUND

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

J. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $22,903.

                          AIM V.I. PREMIER EQUITY FUND

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. During the year ended December 31, 2002, the Fund paid AIM $4,279,991, of which AIM retained $309,575 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $61,761 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $13,525.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $6,305 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $549 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $549.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--FOREIGN CURRENCY CONTRACTS

Outstanding foreign currency contracts at December 31, 2002 were as follows:

                            CONTRACT TO                        UNREALIZED
SETTLEMENT             ----------------------                 APPRECIATION
   DATE     CURRENCY    DELIVER     RECEIVE       VALUE      (DEPRECIATION)
---------------------------------------------------------------------------
 02/25/03     CAD      9,160,000   $5,800,165   $5,813,531      $(13,366)
___________________________________________________________________________
===========================================================================

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                     ----------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
-----------------------------------------------------------
Beginning of year                         --      $      --
-----------------------------------------------------------
Written                                1,645        326,367
-----------------------------------------------------------
Closed                                  (610)      (105,004)
-----------------------------------------------------------
Expired                               (1,035)      (221,363)
===========================================================
End of year                               --      $      --
___________________________________________________________
===========================================================

NOTE 8--FUTURES CONTRACTS

On December 31, 2002, $3,805,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of December 31, 2002 were as follows:

                                                           UNREALIZED
                 NO. OF        MONTH/        MARKET       APPRECIATION
CONTRACT        CONTRACTS    COMMITMENT       VALUE      (DEPRECIATION)
-----------------------------------------------------------------------
S&P 500 Index      240      Mar.-03/Long   $52,734,000    $(1,619,979)
_______________________________________________________________________
=======================================================================

                          AIM V.I. PREMIER EQUITY FUND

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                         2002          2001
---------------------------------------------------------------
Distributions paid from:
  Ordinary income                     $6,234,450    $ 3,348,613
---------------------------------------------------------------
  Long-term capital gain                      --     50,832,182
===============================================================
                                      $6,234,450    $54,180,795
_______________________________________________________________
===============================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                  $    4,885,292
-------------------------------------------------------------
Unrealized appreciation
  (depreciation)-investments                     (249,962,089)
-------------------------------------------------------------
Temporary book/tax differences                       (111,769)
-------------------------------------------------------------
Capital loss carryforward                        (662,368,304)
-------------------------------------------------------------
Post-October capital loss deferral                (54,956,660)
-------------------------------------------------------------
Shares of beneficial interest                   2,492,872,435
=============================================================
                                               $1,530,358,905
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and on certain futures contracts.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2009                              $250,136,976
-----------------------------------------------------------
December 31, 2010                               412,231,328
===========================================================
                                               $662,368,304
___________________________________________________________
===========================================================

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $865,797,179 and $1,106,733,753, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $  79,628,983
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (329,591,072)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $(249,962,089)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $1,781,775,091.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions on December 31, 2002, undistributed net investment income was increased by $62,148 and undistributed net realized gains (losses) decreased by $62,148. This reclassification had no effect on the net assets of the Fund.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 12--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     12,952,884    $ 261,301,166     25,530,747    $ 638,287,847
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                      743,703       13,539,946         30,153          703,791
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        376,691        6,192,808      2,393,801       54,171,933
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                        2,541           41,642            392            8,862
==========================================================================================================================
Reacquired:
  Series I                                                    (29,178,636)    (538,858,117)   (18,964,766)    (462,436,965)
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                     (105,692)      (1,778,730)        (1,105)         (25,729)
==========================================================================================================================
                                                              (15,208,509)   $(259,561,285)     8,989,222    $ 230,709,739
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Series II shares commenced sales on September 19, 2001.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                      SERIES I
                                                   ------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------------------
                                                      2002             2001             2000             1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $    23.35       $    27.30       $    33.50       $    26.25       $    20.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.05(a)          0.06(a)          0.04(a)          0.06(a)          0.09
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     (7.11)           (3.50)           (4.94)            7.76             6.59
=================================================================================================================================
    Total from investment operations                    (7.06)           (3.44)           (4.90)            7.82             6.68
=================================================================================================================================
Less distributions:
  Dividends from net investment income                  (0.07)           (0.03)           (0.04)           (0.09)           (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                    --            (0.48)           (1.26)           (0.48)           (1.13)
=================================================================================================================================
    Total distributions                                 (0.07)           (0.51)           (1.30)           (0.57)           (1.26)
=================================================================================================================================
Net asset value, end of period                     $    16.22       $    23.35       $    27.30       $    33.50       $    26.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        (30.26)%         (12.53)%         (14.68)%          29.90%           32.41%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $1,519,525       $2,558,120       $2,746,161       $2,383,367       $1,221,384
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                  0.85%(c)         0.85%            0.84%            0.76%            0.66%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                 0.24%(c)         0.24%            0.12%            0.20%            0.68%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                    46%              40%              62%              62%             100%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $1,986,230,999.

                          AIM V.I. PREMIER EQUITY FUND


                                                                            SERIES II
                                                              -------------------------------------
                                                                                 SEPTEMBER 19, 2001
                                                                                 (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                2002                 2001
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 23.34                $21.00
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.00(a)               0.00(a)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (7.10)                 2.85
===================================================================================================
    Total from investment operations                              (7.10)                 2.85
===================================================================================================
Less distributions:
  Dividends from net investment income                            (0.07)                (0.03)
---------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --                 (0.48)
===================================================================================================
    Total distributions                                           (0.07)                (0.51)
===================================================================================================
Net asset value, end of period                                  $ 16.17                $23.34
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                  (30.44)%               13.66%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $10,834                $  687
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets                            1.10%(c)              1.10%(d)
===================================================================================================
Ratio of net investment income (loss) to average net assets       (0.01)%(c)            (0.01)%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate                                              46%                   40%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total return for all periods shown.
(c)  Ratios are based on average daily net assets of $5,410,029.
(d)  Annualized.

                          AIM V.I. PREMIER EQUITY FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Premier Equity Fund, formerly AIM V.I. Value Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Premier Equity Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                          AIM V.I. PREMIER EQUITY FUND

Trustees and Officers

As of January 1, 2003

The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.             None
   Trustee                                            (registered investment company);
                                                      Director, Magellan Insurance Company;
                                                      Member of Advisor Board of Rotary Power
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                          AIM V.I. PREMIER EQUITY FUND

As of January 1, 2003


The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1993               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1993               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1993               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1993               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1818 Market Street
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2400
                          Houston, TX 77046         Houston, TX 77046         Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
3000 K N.W., Suite 500    & Frankel LLP             Inc.                      Trust Company
Washington, D.C. 20007    919 Third Avenue          P.O. Box 4739             225 Franklin Street
                          New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2002, 100% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 0.35% was derived from U.S. Treasury
Obligations.
                          AIM V.I. PREMIER EQUITY FUND